UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

FORWARD AIR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 12, 2025

Dear Fellow Shareholder:
On behalf of your Board of Directors and management of Forward Air Corporation, you are cordially invited to attend the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on June 11, 2025, beginning promptly at 8:00 a.m. CDT, at the Embassy Suites, 771 W John Carpenter Freeway, Irving, Texas 75039.

The attached Notice of 2025 Annual Meeting of Shareholders and Proxy Statement describe the business to be conducted at the Annual Meeting. Also included are a proxy card and postage-paid return envelope.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, please vote and submit your proxy: (a) by telephone or the Internet following the instructions on the enclosed proxy card or (b) by signing, dating and returning the proxy card in the postage-paid envelope provided.

If you attend the meeting and desire to vote in person, you may do so even though you have previously submitted a proxy by following the instructions set forth on the enclosed proxy card.

Your vote is extremely important.

I hope you will be able to join us, and we look forward to seeing you at the meeting.
Sincerely yours,
Shawn Stewart
Chief Executive Officer

FORWARD AIR CORPORATION
1915 Snapps Ferry Road, Building N
Greeneville, Tennessee 37745

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 11, 2025

To the Shareholders of Forward Air Corporation:

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Forward Air Corporation (the “Company”) will be held on June 11, 2025, beginning at 8:00 a.m. CDT, at the Embassy Suites, 771 W John Carpenter Freeway, Irving, Texas 75039.

The purposes of this meeting are to:

1.Proposal 1 - Elect eleven directors as set forth in the Proxy Statement with terms expiring at the 2026 Annual Meeting of Shareholders, or until their respective successors are elected and qualified;

2.Proposal 2 - Approve the Company’s 2025 Omnibus Incentive Compensation Plan (the “2025 Plan”);
3.Proposal 3 - Approve the Company’s 2025 Non-Employee Director Stock Plan (the “2025 NED Plan”);
4.Proposal 4 - Approve, on a non-binding, advisory basis, the compensation of the named executive officers;
5.Proposal 5 - Ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the 2025 fiscal year;
6.Proposal 6 - Approve the Plan of Merger (the “Merger Agreement”), between the Company and FWRD-Delaware (as defined herein), a newly formed Delaware corporation and wholly owned subsidiary of the Company, to effect the reincorporation of the Company from the State of Tennessee to the State of Delaware (the “Reincorporation” and this proposal, the “Reincorporation Proposal”); and
7.Transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.
We will make available a list of shareholders of record as of April 30, 2025, the record date for the Annual Meeting, for inspection by shareholders during normal business hours until June 10, 2025, at the Company’s principal place of business, 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745. The list will also be available to shareholders at the Annual Meeting.
Only holders of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), or fractional units of the Company’s Series B Preferred Stock (“Company Series B Preferred Stock”), in each case, at the close of business on April 30, 2025 are entitled to notice of and to vote at the Annual Meeting. Our Board of Directors recommends a vote “FOR” each of the director nominees in Proposal 1 and a vote “FOR” Proposals 2, 3, 4, 5, and 6.
As required by Chapter 23 of the Tennessee Business Corporation Act, in connection with the Reincorporation Proposal, the Company has concluded that (i) holders of the outstanding shares of Company Common Stock as of the record date are not entitled to assert dissenters’ rights under the Tennessee Business Corporation Act and (ii) holders of the Company Series B Preferred Stock as of the record date are or may be entitled to assert dissenters’ rights under the dissenters’ rights chapter of the Tennessee Business Corporation Act. A copy of the dissenters’ rights chapter is included with the enclosed Proxy Statement as Annex F. See also “Dissenters’ Rights” beginning on page F-1 in the enclosed Proxy Statement for more information.

It is important that your shares be represented at the Annual Meeting. Whether or not you expect to attend the meeting, please vote and submit your proxy over the Internet, by telephone or by mail. Please refer to the enclosed proxy card for specific voting instructions.

By Order of the Board of Directors,

Greeneville, Tennessee May 12, 2025	Michael L. Hance Chief Legal Officer and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2025.
Our Proxy Statement and Annual Report are available online at www.proxyvote.com. The approximate date on which these materials will be first made available or sent to shareholders is May 12, 2025.

FORWARD AIR CORPORATION
1915 Snapps Ferry Road, Building N
Greeneville, Tennessee 37745
(423) 636-7000

PROXY STATEMENT
FOR
2025 ANNUAL MEETING OF SHAREHOLDERS

Questions and Answers about the Annual Meeting and Voting

1. WHY AM I RECEIVING THESE PROXY MATERIALS?

You are receiving these proxy materials because you held Company Common Stock or Company Series B Preferred Stock, in each case on April 30, 2025, the record date (the “Record Date”) for the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 11, 2025, beginning at 8:00 a.m. CDT, at the Embassy Suites, 771 W John Carpenter Freeway, Irving, Texas 75039. As a shareholder of record as of the Record Date, you are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
The proxy materials include our Notice of 2025 Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024. The proxy materials also include the proxy card for the Annual Meeting, which is being solicited on behalf of the Board of Directors of the Company (the “Board”). The proxy materials contain detailed information about the matters to be voted on at the Annual Meeting and provide updated information about the Company to assist you in making an informed decision when voting your shares.

The Company began furnishing the proxy materials to shareholders on or about May 12, 2025 and will bear the cost of soliciting proxies on behalf of the Company for the Annual Meeting.

2. WHAT AM I BEING ASKED TO VOTE ON?

At the Annual Meeting, you will be asked to vote on the following six proposals. The Board recommendation for each of these proposals is set forth below.

Board Recommendation
Proposal 1: Elect eleven directors as set forth in the Proxy Statement with terms expiring at the 2026 Annual Meeting of Shareholders, or until their respective successors are elected and qualified.	FOR each director nominee
Proposal 2: Approve the Company’s 2025 Omnibus Incentive Compensation Plan (the “2025 Plan” and this proposal, the “2025 Plan Proposal”).	FOR
Proposal 3: Approve the Company’s 2025 Non-Employee Director Stock Plan (the “2025 NED Plan” and this proposal, the “2025 NED Plan Proposal”).	FOR
Proposal 4: Approve, on a non-binding, advisory basis, the compensation of the named executive officers.	FOR
Proposal 5: Ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the 2025 fiscal year.	FOR
Proposal 6: Approve the Merger Agreement to effect the reincorporation of the Company from the State of Tennessee to the State of Delaware (the “Reincorporation” and this proposal, the “Reincorporation Proposal”).
FOR

We will also consider other business that properly comes before the meeting in accordance with Tennessee law and our Amended and Restated Bylaws (the “Bylaws”).

3. WHO IS PARTICIPATING IN THIS SOLICITATION?

The Company has retained Innisfree M&A Incorporated (“Innisfree”) to act as a proxy solicitor in conjunction with the Annual Meeting. The Company will bear the cost of soliciting proxies for the Annual Meeting. The Company will pay Innisfree a fee of $20,000 as compensation for its services and will reimburse it for its reasonable out-of-pocket expenses. Our officers and certain of our employees may also solicit proxies by mail, telephone, e-mail or facsimile transmission. They will not be paid additional remuneration for their efforts. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Company Common Stock or Company Series B Preferred Stock.

4. WHO IS ENTITLED TO VOTE AT THE MEETING?

Owners of Company Common Stock or Company Series B Preferred Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. Shares owned by you include shares you held on the Record Date (i) directly in your name as the shareholder of record (registered shareholder) and (ii) in the name of a broker, bank or other holder of record where the shares were held for you as the beneficial owner (in street name). Each share of Company Common Stock and each fractional unit of Company Series B Preferred Stock is entitled to one vote on each matter. As of the Record Date, there were [___] shares of Company Common Stock outstanding and entitled to vote and [___] fractional units of Company Series B Preferred Stock outstanding and entitled to vote. There are no other outstanding voting securities of the Company entitled to vote at the Annual Meeting. A complete list of registered shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder during normal business hours from May 12, 2025 until June 10, 2025 at the Company’s principal place of business and at the Annual Meeting.

5. HOW DO I ATTEND THE ANNUAL MEETING?

Attendance at the Annual Meeting will be limited to shareholders, those holding proxies from shareholders and representatives of the Company. To gain admission to the Annual Meeting, you will need to bring identification and will need to show that you are a shareholder of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please retain and bring the top portion of the enclosed proxy card as your admission ticket. If your shares are in the name of your broker or bank, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement.

6. HOW DO I VOTE MY SHARES?

If you are a shareholder of record as of the Record Date, you may vote by any of the following methods:

•Voting by Internet. You may vote via the Internet by signing on to the website identified on your proxy card and following the procedures described on the website. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

• Voting by Telephone. You may vote your shares by telephone by calling the toll-free telephone number provided on your proxy card. Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.

• Voting by Mail. If you choose to vote by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. Your shares will be voted in accordance with the instructions on your proxy card.

• Voting at the Meeting. You may vote your shares at the Annual Meeting by completing, signing and dating a ballot in person at the Annual Meeting.

PLEASE NOTE THAT IF YOU ARE A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME, SINCE YOUR SHARES ARE HELD BY A BANK, BROKER OR OTHER HOLDER OF RECORD, IF YOU WISH TO VOTE IN PERSON AT THE ANNUAL MEETING YOU MUST FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE HOLDER OF RECORD. OTHERWISE, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING.

If your shares are held in street name, your broker or other nominee has enclosed a proxy card for you to use to direct it how to vote your shares and may also provide additional voting instructions. Please instruct your broker or other nominee how to vote your shares using the form of proxy card you received from it or otherwise in accordance with the voting instructions they provided. Please return your completed proxy card to your broker or other nominee or contact the person responsible for your account so that your vote can be counted. If your broker or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way instead. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares at the meeting unless you follow the instructions below under “How do I Attend the Annual Meeting?”

7. CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

Yes. You may revoke your proxy at any time prior to completion of voting at the Annual Meeting. You may change your vote by either: (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) whether made via the Internet, by telephone or by mail; (ii) if you are a shareholder of record, notifying the Corporate Secretary in writing at Forward Air Corporation, 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745 that you want to revoke your earlier proxy; or (iii) if you are attending the Annual Meeting, vote by ballot during the meeting. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote by ballot during the Annual Meeting.

If you hold your shares in street name, you may change your vote by contacting your broker or other nominee and following their instructions.

8. HOW WILL MY SHARES BE VOTED IF I SUBMIT A PROXY CARD BUT DO NOT SPECIFY HOW I WANT TO VOTE?

If you sign your proxy card and return it without marking any voting instructions, your shares will be voted at the Annual Meeting or any adjournment or postponement thereof:

• “FOR” the election of all director nominees recommended by our Board (Proposal 1);
• “FOR” Proposals 2, 3, 4, 5 and 6; and
• in the discretion of the persons named as proxies on all other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof in accordance with applicable law.

Despite this, our Board strongly urges you to mark your proxy card in accordance with our Board’s recommendations.

9. WHAT CONSTITUTES A QUORUM AT THE ANNUAL MEETING?

A majority of the outstanding shares of Company Common Stock and units of Company Series B Preferred Units, taken as a single class, entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum, which is the minimum number of such shares and units that must be present or represented by proxy at the meeting to transact business. Votes “FOR”, “AGAINST”, “ABSTAIN” and “BROKER NONVOTE” will all be counted as present to determine whether a quorum has been established.

10. WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

Eleven directors will be elected at the Annual Meeting. The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Annual Meeting is required for the election of directors. Under the plurality voting standard, you may vote “FOR” or “WITHHOLD” authority to vote for each nominee. Votes to “WITHHOLD” with respect to any nominee and broker non-votes are not votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).

In the event any director nominee, in an uncontested election, receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election, he or she shall tender his or her resignation for consideration by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee shall recommend to the Board the action to be taken with respect to the resignation. The Board will publicly disclose its decision within 90 days after the certification of the election results.

The approval of the 2025 Plan Proposal, the approval of the 2025 NED Plan Proposal, the say on pay vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year and any other matter that properly comes before the Annual Meeting will be approved by a majority of the votes cast. For the approval of the 2025 Plan Proposal, the approval of the 2025 NED Plan Proposal, the say on pay vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year and any other matter that properly comes before the Annual Meeting, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Abstentions and broker non-votes will have no effect on the vote on these proposals.

The approval of the Reincorporation Proposal requires the affirmative vote of the majority of the shares of Company Common Stock and units of Series B Preferred Stock outstanding as of the Record Date, voting together as one class. For the approval of the Reincorporation Proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN.” Abstentions, broker non-votes and shares outstanding as the Record Date but not present at the meeting will all have the effect of a vote “AGAINST” the Reincorporation Proposal.

11. WHAT IS A BROKER NON-VOTE? WHAT HAPPENS IF I HOLD SHARES IN STREET NAME AND DO NOT SUBMIT VOTING INSTRUCTIONS?

A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under applicable rules that govern brokers who are voting with respect to shares held in street name, brokers ordinarily have the discretion to vote on “routine” matters (e.g., ratification of the selection of independent public accountants) but not on non-routine matters (e.g., election of directors, advisory votes on executive compensation, the 2025 Plan Proposal and the 2025 NED Plan Proposal, and the Reincorporation Proposal).

12. WHOM SHOULD I CONTACT IF I HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING MY SHARES, OR IF I NEED ADDITIONAL COPIES OF THE PROXY MATERIALS?

If you have any questions or require any assistance, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders Call Toll-Free: 877-750-5837 Brokers Call Collect: 212-750-5833

PROPOSAL 1 - ELECTION OF DIRECTORS
Our Bylaws permit the Board to fix the size of the Board. At the date of this Proxy Statement, our Board is currently comprised of twelve directors, eleven of which are non-employee directors. Immediately following the Annual Meeting, the Board’s size will be set at eleven directors.

The Board is committed to recruiting and nominating directors for election who will collectively provide the Board with the necessary diversity of experiences, skills and characteristics to enhance the Board’s ability to manage and direct the affairs and business of the Company and to make fully informed, comprehensive decisions. In recommending candidates for election to the Board, in the context of the perceived needs of the Board at that time, the Corporate Governance and Nominating Committee evaluates a candidate’s knowledge, experience, skills, expertise and diversity, and any other factors that the Corporate Governance and Nominating Committee deems relevant. In particular, the Board and the Corporate Governance and Nominating Committee believe that the Board should be comprised of a well-balanced group of individuals.

In 2025, the Corporate Governance and Nominating Committee has unanimously recommended to the Board, and the Board unanimously approved, the nominations of Charles L. Anderson, Dale W. Boyles, Robert L. Edwards, Jr., Christine M. Gorjanc, Michael B. Hodge, Jerome Lorrain, George S. Mayes, Jr., Javier Polit, Shawn Stewart, Paul Svindland and Laurie A. Tucker, each to hold office until the 2026 Annual Meeting of Shareholders or until a successor has been duly elected and qualified. Each nominee has consented to serve if elected.
Director Nominees
On January 25, 2024, the Company completed the acquisition of Omni Newco LLC, a Delaware limited liability company (“Omni”) pursuant to the Agreement and Plan of Merger, dated as of August 10, 2023 (as amended by Amendment No. 1, dated as of January 22, 2024, the “Omni Merger Agreement”), among the Company, Omni and the other parties thereto (the “Omni Acquisition”). At the closing of the Omni Acquisition, the Company entered into (i) a shareholder agreement (the “REP Shareholders Agreement”) with affiliates of Ridgemont Equity Partners (“REP”) that provides, among other things, that REP has the ongoing right to nominate two directors to the Board and (ii) a shareholders agreement (the “EVE Shareholders Agreement” and, together with the REP Shareholders Agreement, the “Shareholders Agreements”) with certain former indirect equity holders of Omni related to EVE Omni Investor, LLC (the “EVE Related Holders” and, together with REP, the “Major Shareholders”) that provides, among other things, that the EVE Related Holders have the ongoing right to nominate one director to the Board. The Shareholders Agreements provide the Major Shareholders the right to nominate their respective nominees, subject to terms and conditions related to ongoing ownership of equity securities of the Company by each respective Major Shareholder.

Pursuant to the Shareholder Agreements, the Major Shareholders have nominated Charles L. Anderson, Robert L. Edwards and Michael B. Hodge to serve on our Board. Our Board has determined that all of the director nominees are qualified to serve as directors of the Company. In addition to the specified business experience listed below, each of the directors has the background skills and attributes that the Board believes are required to be an effective director of the Company, including experience at senior levels in areas of expertise helpful to the Company, a willingness and commitment to assume the responsibilities required of a director of the Company and the character and integrity the Board expects of its directors. In addition, each Shareholders Agreement, among other things, (a) requires the applicable Major Shareholders to vote such Major Shareholders’ voting securities of the Company in favor of directors nominated by the Board and against any other nominees, (b) provides that each of the applicable Major Shareholders is subject to standstill restrictions, subject to certain exceptions, and (c) prohibits the applicable Major Shareholders from transferring equity securities of the Company, subject to certain exceptions, to certain competitors of the Company and to other shareholders of the Company beneficially owning more than 10% of the Company’s voting power.

The following persons are our Board’s nominees for election to serve as directors. There are no family relationships between any of the director nominees. Certain information relating to our Board’s nominees, furnished by the nominees, is set forth below. The ages set forth below are accurate as of the date of this Proxy Statement.

CHARLES L. ANDERSON	Director since 2024 Age 41
Mr. Anderson serves as a Partner at Ridgemont Equity Partners, a private equity firm that provides buyout and growth capital to industry-leading companies, since 2019. As part of Mr. Anderson’s portfolio involvement, he also serves on the boards of several private companies which provide business and tech-enabled services. Prior to joining Ridgemont in 2014, Mr. Anderson had professional experience at Crestview Partners and J.P. Morgan’s investment banking business. Mr. Anderson holds an M.B.A. from Harvard University and a B.A. in Economics from Washington and Lee University. As more fully discussed above, Mr. Anderson was selected as a designee of REP to join our Board pursuant to the REP Shareholders Agreement.

Qualifications. The Board believes that Mr. Anderson’s board and investment management experience will provide the Board significant insight into the Company’s strategy and investment decisions. Mr. Anderson was nominated to the Board by a security holder.

DALE W. BOYLES	Director since 2024 Age 64
Mr. Boyles has served as the Chief Financial Officer of Warrior Met Coal, Inc., a U.S.-based environmentally and socially minded supplier of metallurgical coal since his appointment in January 2017. From November to December 2016, he provided consulting services to Warrior Met Coal, LLC. Mr. Boyles was the Chief Financial Officer of Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”), a primary aluminum and aluminum coil manufacturer, from November 2013 to November 2016. While in that role, he oversaw the voluntary reorganization under Chapter 11 of the Bankruptcy Code of Noranda in 2016. From 2006 to June 2012, Mr. Boyles served in several capacities for Hanesbrands, Inc. (NYSE listed under “HBI”), an apparel company, including Operating Chief Financial Officer from October 2011 to June 2012, Interim Chief Financial Officer from May 2011 to October 2011, and Vice President, Controller and Chief Accounting Officer from 2006 to May 2011. From 1997 to 2006, he served in various capacities for KPMG LLP, most recently as Audit Partner, Consumer & Industrial Markets. Mr. Boyles was Corporate Division Controller for Collins & Aikman Corporation from 1993 to 1996. Mr. Boyles holds a B.S. in Accounting from University of North Carolina - Charlotte. Mr. Boyles is a certified public accountant.

Qualifications. The Board believes that Mr. Boyles is qualified to serve on the Board because of his extensive experience serving in various leadership roles at several companies and his knowledge of accounting principles, financial reporting and internal controls. Mr. Boyles was nominated to the Board by a non-management director.

ROBERT L. EDWARDS, JR.	Director since 2024 Age 58
Mr. Edwards co-founded and began serving as a Partner of Ridgemont Equity Partners, a private equity firm that provides buyout and growth capital to industry-leading companies, in 2010 and served as a Managing Partner thereof from 2021-2025. Since March of 2025, Mr. Edwards began serving as the Vice Chairman of Ridgemont Equity Partners. As part of Mr. Edwards’ portfolio involvement, he also serves on the board of several private companies which provide business and tech-enabled services. Prior to co-founding Ridgemont in 2010, Mr. Edwards was a Managing Director at Banc of America Capital Investors (predecessor to Ridgemont), a Management Consultant at McKinsey & Co., Inc. and served as an investment banker at Allied Capital and Bowles Hollowell Conner & Co, Inc. Mr. Edwards holds an M.B.A. from Harvard University and a B.A. in Economics from the University of North Carolina at Chapel Hill. As more fully discussed above, Mr. Edwards was selected as a designee of REP to join our Board pursuant to the REP Shareholders Agreement.

Qualifications. The Board believes that Mr. Edwards’ board, investment management and industry experience will provide the Board significant insight into the Company’s management and investment decisions. Mr. Edwards was nominated to the Board by a security holder.

CHRISTINE M. GORJANC	Director since 2024 Age 68
Ms. Gorjanc currently serves as an independent director for various public companies, including as a member of the board of directors of Juniper Networks since May 2019, a leader in secure AI driven networks, where she serves on the audit committee and as lead director. In October 2024, Ms. Gorjanc joined the board of directors of Polestar, an electric performance car brand, where she serves as the chair of the audit committee. Ms. Gorjanc also served on the board of directors of Invitae, Inc., a genetic testing and services company, from 2015 to August 2024, where she served as a chairman of the audit committee as well as a member of the compensation committee. Ms. Gorjanc briefly served as the Interim Chief Executive Officer of Invitae, Inc. from July until August 2023. Following her time as Interim Chief Financial Officer, Invitae, Inc. entered into Chapter 11 of the Bankruptcy Code in February 2024. From March 2021 to October 2022, Ms. Gorjanc also served on the board of directors of Zymergen, Inc., a biotechnology company, and from April 2023 until July 2024, on the board of directors of Shapeway Holdings, Inc., a publicly-traded digital manufacturing platform. Ms. Gorjanc served as the Chief Financial Officer of Arlo Technologies, Inc., an intelligent cloud infrastructure and mobile app platform company, from August 2018 to June 2020. She previously served as the Chief Financial Officer of NETGEAR, Inc., a provider of networking products and services from January 2008 to August 2018, where she also served as Chief Accounting Officer from December 2006 to January 2008 and Vice President, Finance from November 2005 through December 2006. Ms. Gorjanc has also received her director certification from the NACD (National Association of Corporate Directors).

Qualifications. The Board believes that Ms. Gorjanc is well qualified to serve on the board because of her extensive experience in senior leadership roles, executive experience and financial expertise gained through service as a chief financial officer of rapidly growing international technology companies including experience in operations, supply chain and information technology. Ms. Gorjanc was nominated to the Board by a non-management director.

MICHAEL B. HODGE	Director since 2024 Age 52
Mr. Hodge has served as a Principal at EVE Partners, a private equity firm focused on logistics, since October 2011 and is the Co-Founder of EVE Atlas, a venture capital firm focused on logistics. Mr. Hodge currently serves as the Chairman of Energy Transport Logistics and Point Dedicated Services and serves as a board member of Integrity Express Logistics and Rothschild Investment Corporation. Prior to joining EVE Partners in 2011, Mr. Hodge was the Founder and Managing Partner of Hilliard Street Capital, a long/short equity hedge fund where he served as its Chief Investment Officer from 2008 until 2011. Mr. Hodge was also the Chief Executive Officer and Chief Financial Officer of Skybus Airlines from 2007 to 2008. From 2002 to 2007, Mr. Hodge was the Co-Head of Tiger Management, a multi-billion-dollar family office managing the assets of Julian H. Robertson, Jr. From 1997 to 2000, he was also a Managing Director at Tiger Management. From 1994 to 1997, Mr. Hodge was a foreign currency trader at Bankers Trust. As more fully discussed above, Mr. Hodge was selected as a designee of EVE to join our Board pursuant to the EVE Shareholders Agreement. Mr. Hodge graduated magna cum laude from Princeton University in 1994 with an A.B. degree in Economics and a certificate in Politics. Mr. Hodge also holds an M.B.A. from the Harvard Business School.

Qualifications. The Board believes that Mr. Hodge’s industry and investment management experience will provide the Board significant insight into the Company’s management, strategy and investment decisions. Mr. Hodge was nominated to the Board by a security holder.

JEROME LORRAIN	Director since 2024 Age 49
Mr. Lorrain has over 30 years of experience serving in a variety of roles in the logistics and transportation industry. He previously served as Chief Operating Officer of CEVA Logistics, a global end-to-end logistics company, and currently serves as director of Log-Hub, a supply chain solution and optimization company, and as the executive chairman of FluentCargo, a routing solutions provider. Additionally, Mr. Lorrain formerly served as a director of SeaFrigo and as the chairman of Arrive Logistics and Pilot Freight Services.

Qualifications. The Board believes that Mr. Lorrain’s experience in the transportation and logistics sector will provide insights to our Board.

GEORGE S. MAYES, JR.	Director since 2021; Chairman since 2024 Age 66

Mr. Mayes was appointed to the position of independent Chairman of the Board on February 6, 2024. Mr. Mayes also serves as Founder and Chief Executive Officer for LeanVue, LLC, which provides strategic analysis for global supply chain design and strategy development for managing complex global supply webs. From 2013 to 2015, Mr. Mayes was Chief Operating Officer for Diebold, Inc., a global leader in automated teller machine manufacturing and service. He was selected to serve as interim Chief Executive Officer in 2013. From 2005 to 2012, Mr. Mayes held leadership roles in global operations and supply chain management at Diebold. Prior to that role, he was Chief Operating Officer for Tinnerman Palnut Engineered Products, LLC. He also served as Vice President of Manufacturing for Stanley Fastening Systems. Mr. Mayes is currently a board member for Stoneridge, Inc. Mr. Mayes served in the United States Army from 1980 to 1985. He holds a bachelor’s degree in Engineering from the United States Military Academy at West Point. Mr. Mayes is NACD certified in cyber risk oversight management.

Qualifications. The Company believes that Mr. Mayes provides in-depth knowledge of operations, business acumen and leadership to the Board, which strengthens the Board’s collective qualifications, skills and experience. The Board believes that Mr. Mayes utilizes that experience in his service as a member of the Corporate Governance and Nominating Committee and the Compensation Committee.

JAVIER POLIT	Director since 2021 Age 60
Mr. Polit is an experienced Fortune 100 Chief Information and Digital Officer, with extensive experience across consumer goods, retail and financial services. In December 2023, Mr. Polit was appointed as Executive Vice President, Chief Information and Digital Officer - Information Technology of Costco Wholesale Corporation. From 2020 until 2023, Mr. Polit served as Chief Information and Integrated Services Officer for Mondelez International (formerly Kraft Foods). From 2017 to 2020, he was Chief Information Officer for Procter & Gamble Company. Prior to that role, he served as Group Chief Information Officer for Coca Cola Bottling from 2007 to 2017 and as Global Director Customer Solutions, Business Intelligence and Distributions for the Coca Cola Company from 2003 to 2007. Mr. Polit was also Vice President, Global Corporate Systems for Office Depot and Vice President Information Technology for NationsBank NA. Mr. Polit is a member of the University of Miami President’s Advisory Board and the Professional Advisory Board of ALSAC/St. Jude Children’s Research Hospital. Mr. Polit is a graduate of the Advanced Management program at Harvard Business School. He holds a Master of Science from Barry University, a Masters of International Management from Budapest University of Technology and Economics and a Masters in International Business Management from TiasNimbas Business School. He also holds an MBA from Purdue University and a bachelor’s degree in Business Administration from the University of Miami.

Qualifications. The Board believes that Mr. Polit brings deep B2B technology expertise including cybersecurity, data, digitization across multiple industries and complex organizations. He has helped drive digital transformation in large scale and has operated at the highest levels of Fortune 100 global companies where he contributed to technology strategy. The Board believes that Mr. Polit utilizes that experience in his service as a member of the Audit Committee.

SHAWN STEWART	Director since 2024 Age 51
Mr. Stewart serves as Chief Executive Officer and director of the Board for the Company since joining in April 2024. Previously Mr. Stewart served as President and Managing Director of North America for CEVA Logistics, a global end-to-end logistics company, from April 2020 to March 2024. Prior to being named President and Managing Director, North America, Mr. Stewart held numerous leadership positions of increasing responsibility at CEVA Logistics since joining its predecessor, EGL, Inc., in 1995, including serving as Executive Vice President - Freight Management, North America, Senior Vice President - Ground Transport, North America and Regional Vice President. From 1992 to 1998, Mr. Stewart served with distinction in the United States Navy, where he received the Navy Achievement Medal for his exemplary service aboard the USS Inchon and USS Theodore Roosevelt.

Qualifications. The Board believes that Mr. Stewart’s experience in senior leadership positions in the logistics and transportation industry as well as his position as the Company’s Chief Executive Officer will promote substantial business growth and operational improvements.

PAUL SVINDLAND	Director Nominee Age 54
Mr. Svindland has served as the chief executive officer of STG Logistics, a port-to-door services and supply chain solutions company, since February 2020. From July 2017 to March 2021, Mr. Svindland served as the chief executive officer and director of the board of Celadon Group, Inc., a full-service domestic trucking company. Mr. Svindland previously served as a director of RoadRunner Transportation Systems Inc. from August 2020 until 2023. Mr. Svindland is a graduate of Syracuse University and also holds an M.B.A. from the Wharton School at the University of Pennsylvania.

Qualifications. The Board believes that Mr. Svindland’s extensive experience in the logistics and transportation industry will provide valuable insight to the Board.

LAURIE A. TUCKER	Director since 2019 Age 68
Ms. Tucker has served as the Founder and Chief Strategy Officer of Calade Partners LLC, a marketing consultancy firm, since January 2014. She previously served as the Senior Vice President, Corporate Marketing of FedEx Services, Inc. (“FedEx”), a subsidiary of FedEx Corporation, from 2000 until she retired in December 2013. She was employed by FedEx in various capacities of increasing experience and responsibilities since 1978. Ms. Tucker has served as a director of publicly traded companies, such as, Bread Financial Holdings, since May 2015 and Iron Mountain Incorporated from May 2007 to May 2014. Ms. Tucker holds a B.B.A. in Accountancy and an M.B.A. in Finance from the University of Memphis.

Qualifications. The Board believes that Ms. Tucker’s 35 years of experience at FedEx provide the Board with valuable insight with respect to corporate marketing strategies and large-scale operations. The Board believes that her experience overseeing finance, pricing, and customer technology will benefit her as the Chair of the Corporate Governance and Nominating Committee.

Shareholder Vote Requirement

The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Annual Meeting is required for the election of directors. Under the plurality voting standard, you may vote “FOR” or “WITHHOLD” authority to vote for each nominee. Votes to “WITHHOLD” with respect to any nominee and broker non-votes are not votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).

In the event any director nominee receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election, he or she shall tender his or her resignation for consideration by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee shall recommend to the Board the action to be taken with respect to the resignation. The Board will publicly disclose its decision with respect to such resignation within 90 days of the certification of the election results.

Recommendation of the Board

Our Board recommends that shareholders vote “FOR” the eleven nominees recommended by the Board.

CORPORATE GOVERNANCE
Independent Directors
The Company Common Stock is listed on The Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq requires that a majority of the Company’s directors be “independent directors,” as defined in Nasdaq Marketplace Rule 5605. Generally, a director does not qualify as an independent director if, among other reasons, the director (or in some cases, members of the director’s immediate family) has, or in the past three years has had, certain material relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board has affirmatively determined that all of the Company’s current directors, other than Mr. Stewart, are “independent directors” on the basis of Nasdaq’s standards and a review of each director’s responses to questionnaires asking about any material relationships or affiliations with us.

The independent directors and director nominees of the Board include: Charles L. Anderson, Dale W. Boyles, Robert L. Edwards, Jr., Christine M. Gorjanc, Michael B. Hodge, Jerome Lorrain, George S. Mayes, Jr., Javier Polit, Paul Svindland and Laurie A. Tucker. Mr. Stewart is not independent as he is the Company’s Chief Executive Officer.

The Board has adopted Corporate Governance Guidelines that give effect to Nasdaq’s requirements related to various corporate governance matters. The Company’s Corporate Governance Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing long-term shareholder value. The topics addressed in our Corporate Governance Guidelines include:

•Selection of the Chairman;

•Selection and responsibilities of the Lead Independent Director, if any;

•Selection and evaluation of the Chief Executive Officer;

•Independence of the Board;

•Selection of new directors, Board membership criteria and size and role of the Board;

•Committees of the Board and related matters;

•Director orientation and continuing education;

•Independent director stock ownership guidelines;

•Self-evaluation by the Board;

•Director change in status and resignation policy;

•Leadership development and succession planning;

•Board access to management; and

•Shareholder communications with the Board.
The Company’s Corporate Governance Guidelines are available through the Governance link on the Company’s Investor website, which can be accessed at www.ir.forwardair.com. The Company’s website and the information contained therein or connected thereto are not incorporated into this Proxy Statement.

Executive Sessions
Pursuant to the Company’s Corporate Governance Guidelines, the Company’s independent directors meet in executive session without management on a regularly scheduled basis, but not less frequently than quarterly. The Chairman of the Board or Lead Independent Director, if any, or in his or her absence, an independent director designated by such Chairman of the Board or Lead Independent Director presides at such executive sessions.

Interested parties who wish to communicate with the Chairman of the Board, Lead Independent Director, if any, or the independent directors as a group should follow the procedures found below under “Shareholder Communications.”

Director Nominating Process
Shareholders may nominate directors for election at an annual meeting of shareholders, provided that the shareholder satisfies the advance notice requirements set forth in our Bylaws. A shareholder’s notice must be delivered to or mailed and received by the Corporate Secretary at Forward Air Corporation, 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745, at least 90 calendar days but not more than 120 calendar days prior to the one-year anniversary of the prior year’s annual meeting and include all required information to be considered. In the case of the 2026 Annual Meeting of Shareholders, recommendations can be submitted no earlier than February 11, 2026 and the deadline to receive nominations is March 13, 2026.

If, however, the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, then notice by the shareholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made; or if a special meeting of shareholders is called for the purpose of electing directors, then notice must not be received later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed or public announcement of the date of the special meeting was made, whichever first occurs.

If the Reincorporation Proposal is approved and the Company completes the Reincorporation, the advance notice windows set forth above will remain the same for the 2026 Annual Meeting of Shareholders.

Among other requirements, all notices must be in writing and set forth the following information: (1) the information required by Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder; (2) the signed written consent of the nominee to be nominated; and (3) the completed and signed director questionnaire and other documents, as required under our Bylaws. Nominations not made in accordance with the procedures set forth in our Bylaws will be deemed invalid.

The requirements of the advance notice provision for election of directors as summarized above are qualified in their entirety by our Bylaws and Rule 14a-19 (as applicable), which we recommend be read in order to comply with all applicable requirements.

The Corporate Governance and Nominating Committee annually reviews the appropriate experience, skills and characteristics required of members of the Board in the context of the current membership of the Board. This assessment includes, among other relevant factors in the context of the perceived needs of the Board at that time, the possession of such knowledge, experience, skills, and expertise to enhance the Board’s ability to manage and direct the affairs and business of the Company.

The Board has established a process for the identification and selection of candidates for director. The Corporate Governance and Nominating Committee, in consultation with the Chairman of the Board and Lead Independent Director, if any, periodically examines the composition of the Board and determines whether the Board would better serve its purposes with the addition of one or more directors. If the Corporate Governance and

Nominating Committee determines that adding a new director is advisable, the Corporate Governance and Nominating Committee initiates a search, working with other directors and management and, if appropriate or necessary, a third-party search firm that specializes in identifying director candidates.

As discussed in more detail above, in connection with the Omni Acquisition, the Company entered into (i) the REP Shareholders Agreement with affiliates of REP that provides, among other things, that REP has the ongoing right to nominate two directors to the Board and (ii) the EVE Shareholders Agreement with the EVE Related Holders that provides, among other things, that the EVE Related Holders have the ongoing right to nominate one director to the Board. The Shareholders Agreements provide the Major Shareholders the right to nominate their respective director nominees, subject to terms and conditions related to ongoing ownership of equity securities of the Company by each respective Major Shareholder and all other generally applicable qualifications required for service as a director as set forth in the Company’s governing documents and Corporate Governance Guidelines.

The Corporate Governance and Nominating Committee will consider all appropriate candidates proposed by management, directors and shareholders. Information regarding potential candidates shall be presented to the Corporate Governance and Nominating Committee, which shall evaluate the candidates based on the needs of the Board at that time and the candidates’ knowledge, experience, skills, expertise and diversity of experience and background, as set forth in the Company’s Corporate Governance Guidelines. In particular, the Board and the Corporate Governance and Nominating Committee believe that the Board should be comprised of a well-balanced group of individuals. The Board believes that having diversity of knowledge, experience, skills and expertise among its members enhances the Board’s ability to make fully informed, comprehensive decisions.

Potential candidates will be evaluated according to the same criteria, regardless of whether the candidate was recommended by shareholders, the Corporate Governance and Nominating Committee, another director, Company management, a search firm or another third party, except that in the case of shareholder recommendations, such candidates must be nominated pursuant to the requirements in our Bylaws. The Corporate Governance and Nominating Committee will submit its director candidate(s) recommendation to the Board for approval and recommendation to the shareholders.

Annual Performance Evaluations
The Company’s Corporate Governance Guidelines provide that the Board shall conduct an annual evaluation to determine, among other matters, whether the Board and the Board committees are functioning effectively. The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are also each required to conduct an annual self-evaluation. The Corporate Governance and Nominating Committee is responsible for overseeing this self-evaluation process. The Board also conducts periodic evaluations of the Chief Executive Officer, Chairman of the Board and Lead Independent Director, if any, peer evaluations and individual self-evaluations.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct that applies to all Company employees, officers and directors (the “Code of Conduct”) and a written Code of Ethics for Senior Financial Officers (the “Code of Ethics”), each of which is available through the Governance link on the Company’s Investor website and can be accessed at www.ir.forwardaircorp.com. The Company’s website and the information contained therein or connected thereto are not incorporated into this Proxy Statement. The Code of Conduct and the Code of Ethics comply with Nasdaq and SEC requirements. The Company will also mail the Code of Conduct and Code of Ethics to any shareholder who requests a copy. Requests may be made by contacting the Secretary as described below under “Shareholder Communications.”
Insider Trading Policy

We have an insider trading policy and procedures that govern the purchase, sale and/or dispositions of our securities by directors, officers and employees, together with their immediate family members and other persons living in their households. We believe our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable Nasdaq standards. In addition, it is the policy of the Company to comply with applicable U.S. securities laws, including laws, rules and regulations related to trading in our securities. A copy of our Insider Trading Policy was filed as an exhibit to our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2024.
Board Attendance
The Company’s Corporate Governance Guidelines provide that all directors are expected to regularly attend meetings of the Board and committees on which they serve and to spend the time needed, and meet as frequently as necessary, to properly discharge their responsibilities. Members of the Board are also expected to attend the Annual Meeting of Shareholders. During 2024, the Board held 35 meetings. All of the incumbent directors who were on the Board during 2024 attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which he or she served during 2024. Six of the Company’s Board members attended the 2024 Annual Meeting.

Board Committees
The Board currently has four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Executive Committee.
The charters of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are available through the Governance link on the Company’s Investor website, which can be accessed at ir.forwardaircorp.com. With the exception of the Executive Committee, each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. Additional information regarding the functions of the Board’s committees, the number of meetings held by each committee during 2024 and their present membership is set forth below.
The current composition of the Board and its Committees is as follows:

Name	Audit	Compensation	Executive	Corporate Governance and Nominating
George S. Mayes, Jr., Chairman		Chair	X	X
Shawn Stewart			X
Ana B. Amicarella*	X			X
Charles L. Anderson		X
Valerie A. Bonebrake		X
Dale W. Boyles*	X	X
Robert L. Edwards, Jr.				X
Christine M. Gorjanc*	Chair		X
Michael B. Hodge		X
Jerome Lorrain		X
Javier Polit*	X
Laurie A. Tucker			X	Chair
Number of Meetings in 2024	10	10	0	5
*Audit Committee Financial Expert

Audit Committee. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. As part of this responsibility, the Audit Committee considers the impact of changing its current firm, is involved in selecting the lead partner, and considers the fee arrangement and scope of the audit. The Audit Committee also reviews the financial statements and the independent registered public accounting firm’s report, considers comments made by such firm with respect to the Company’s internal control structure, and reviews the internal audit process, internal accounting procedures and financial controls with the Company’s financial and accounting staff. The Audit Committee may meet in executive session, without management present, on any matter it deems appropriate. In addition, the Audit Committee assists the Board in its oversight of the Company’s legal compliance, ethics and information system controls and security programs. A more detailed description of the Audit Committee’s duties and responsibilities can be found in the Audit Committee Report section of this Proxy Statement and in the Audit Committee Charter, which is available through the Governance link on the Company’s Investor website, which can be accessed at www.ir.forwardaircorp.com.

The Board has determined that each member of the Audit Committee meets the independence and financial acumen requirements under Nasdaq listing standards and the enhanced independence standards for audit committee members required by the SEC. In addition, the Board has determined that each of Ana B. Amicarella, Dale W. Boyles, Christine M. Gorjanc and Javier Polit of the Audit Committee meet the definition of an “audit committee financial expert,” as that term is defined by the rules and regulations of the SEC.

Compensation Committee. The Compensation Committee is responsible for determining the overall compensation levels of the Company’s executive officers, reviewing, approving and administering the Company’s employee incentive plans and other employee benefit plans. The Compensation Committee approves the final compensation for all NEOs other than the Chief Executive Officer. The Compensation Committee makes preliminary determinations about the Chief Executive Officer’s base salary, annual short-term incentive compensation, long-term incentive compensation and other awards as appropriate. The Compensation Committee discusses its compensation recommendations for the Chief Executive Officer with the full Board, and the full Board approves the final compensation decisions after this discussion. The Compensation Committee also reviews, approves and makes recommendations, as necessary, to the Board with respect to the Company’s policies and procedures relating to executive officer or director compensation, such as any clawback policy, stock ownership guidelines, or pledging or hedging policy.

Additionally, the Compensation Committee reviews and approves the Compensation Discussion and Analysis ("CD&A") for inclusion in the Proxy Statement. Furthermore, the Compensation Committee oversees management succession planning along with the Corporate Governance and Nominating Committee and strategically reviews the Company’s human resource strategies and initiatives with respect to the Company’s development and retention of talent. A more detailed description of the Compensation Committee’s duties and responsibilities can be found in the Compensation Committee Charter, which is available through the Governance link on the Company’s Investor website, which can be accessed at www.ir.forwardaircorp.com.

In fulfilling its responsibilities, the Compensation Committee may delegate its responsibilities to a subcommittee consisting of members of the Compensation Committee and, to the extent not expressly reserved to the Compensation Committee by the Board or by applicable law, rule or regulation, to any other committee consisting entirely of independent directors. The Company’s Chief Executive Officer may not be present during deliberations or voting regarding his or her compensation. To the extent helpful to the work of the Compensation Committee, however, the Company’s Chief Executive Officer may be invited by the Compensation Committee to participate in discussion relating to his or her compensation that may precede further deliberation or voting.

The Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”), an independent consultant, to assist it during 2024. During the year, the consultant reviewed materials prepared by management and provided the Compensation Committee with information on compensation trends, best practices and changes in the regulatory environment, in addition to providing executive and director compensation benchmarking information. Meridian provided no services to the Company other than those related to executive and director pay and related governance provided to the Compensation Committee.

The Board has determined that each member of the Compensation Committee is independent pursuant to Nasdaq listing standards and Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Compensation Committee, considering all relevant factors, including those set forth in Rule 10C-l(b)(4)(i) through (vi) under the Exchange Act and the Nasdaq listing standards, is not aware of any conflict of interest that has been raised by the work performed by Meridian.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members and recommending them to the Board for consideration. This responsibility includes all potential candidates, whether initially recommended by management, other Board members or shareholders. In addition, the Corporate Governance and Nominating Committee makes recommendations to the Board for Board committee assignments, develops and annually reviews the Company’s Corporate Governance Guidelines, and otherwise oversees corporate governance matters. The Corporate Governance and Nominating Committee is also responsible for overseeing the annual evaluation of the Board and for periodically reviewing and making recommendations to the Board regarding director compensation for the Board’s approval. The Corporate Governance and Nominating Committee also reviews the Company’s environmental, social and governmental policies, as well as manages sustainability-related risks and makes recommendations that it deems appropriate. Furthermore, the Corporate Governance and Nominating Committee oversees management succession planning along with the Compensation Committee. A more detailed description of the Corporate Governance and Nominating Committee’s duties and responsibilities can be found in the Corporate Governance and Nominating Committee Charter, which is available through the Governance link on the Company’s Investor website, which can be accessed at www.ir.forwardaircorp.com.
A description of the Committee’s policy regarding director candidates nominated by shareholders appears in the section titled Director Nominating Process above. The Board has determined that each member of the Corporate Governance and Nominating Committee is independent pursuant to Nasdaq listing standards.
Executive Committee. The Executive Committee is authorized, to the extent permitted by law and our Bylaws, to act on behalf of the Board on all matters that may arise between regular meetings of the Board upon which the Board would be authorized to act, subject to certain materiality restrictions established by the Board. The Executive Committee did not act with respect to any matter during 2024.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2024, Charles L. Anderson, Valerie A. Bonebrake, Dale W. Boyles, Craig Carlock, Michael B. Hodge, and Jerome Lorrain served as members of the Compensation Committee. None of these directors was, during 2024, an officer or employee of our Company or was formerly an officer of our Company. There were no transactions in 2024 between us and any directors who served as Compensation Committee members for any part of 2024 that would require disclosure by us under SEC rules requiring disclosure of certain relationships and related party transactions. During 2024, none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, and none of our executive officers served as a member of the compensation committee of another entity, whose executive officers served as a member of our Board. Accordingly, there were no interlocks with other companies within the meaning of the SEC’s proxy rules during 2024.
Certain Relationships and Related Person Transactions
Review, Approval or Ratifications of Certain Relationships and Transactions with Related Persons. The Audit Committee of the Board reviews all relationships and transactions in which the Company and its directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Other than as provided in the Audit Committee Charter, the Company does not have a written policy governing related-person transactions. The Company’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are required to be disclosed in a company’s proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed.
In the course of its review and approval or ratification of a disclosable related person transaction, the Audit Committee considers:
•the nature of the related person’s interest in the transaction;

•the material terms of the transaction, including, without limitation, the amount and type of transaction;

•the importance of the transaction to the related person; and

•the importance of the transaction to the Company.
Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Audit Committee when considering the transaction.
In 2024, the Audit Committee reviewed and approved the compensation paid to Mr. Zachary Ruble, the son of Chris C. Ruble. Mr. Zachary Ruble serves as the director of operations for the Company’s west district, and in 2024 he earned approximately $213,219 in salary and bonus. Mr. Zachary Ruble’s compensation is comparable to other employees with equivalent qualifications, experience and responsibilities at the Company.
The Omni Acquisition
As discussed above, on January 25, 2024, the Company, Omni and certain other parties completed the Omni Acquisition. Pursuant to the Omni Merger Agreement, the Company, through a series of transactions involving the Company’s direct and indirect subsidiaries, acquired Omni for a combination of $100 million in cash and common equity consideration representing 14,015,018 shares of Company Common Stock on an as-converted and as-exchanged basis.
Prior to the consummation of the Omni Acquisition and to facilitate the issuance of the consideration in connection therewith, the Company completed a restructuring, pursuant to which, among other things, the Company contributed all of its operating assets to Clue Opco LLC, a newly formed subsidiary of the Company that is a Delaware limited liability company (“Opco”). The limited liability company interests of Opco are represented by units (collectively, the “Opco Units”). At the closing of the Omni Acquisition, the Company, Opco, Former Omni Holders and certain other parties entered into a tax receivable agreement (the “Tax Receivable Agreement”), which sets forth the agreement among the parties regarding the sharing of certain tax benefits realized by the Company as a result of the Omni Acquisition. Pursuant to the Tax Receivable Agreement, the Company is generally obligated to pay certain Former Omni Holders 83.5% of (a) the total tax benefit that the Company realizes as a result of increases in tax basis in Opco’s assets resulting from certain actual or deemed distributions and the future exchange of units of Opco for shares of securities of the Company (or cash) pursuant to the operating agreement that governs Opco, (b) certain pre-existing tax attributes of certain Former Omni Holders that are corporate entities for tax purposes, (c) the tax benefits that the Company realizes from certain tax allocations that correspond to items of income or gain required to be recognized by certain Former Omni Holders, and (d) other tax benefits attributable to payments under the Tax Receivable Agreement.

Pursuant to the Shareholder Agreements, the Major Shareholders have the right to nominate their respective nominees, subject to terms and conditions related to ongoing ownership of equity securities of the Company by each respective Major Shareholder. The Major Shareholders have nominated Charles L. Anderson, Robert L. Edwards and Michael B. Hodge to serve on our Board. Mr. Anderson has served as a Partner at REP, an affiliate of former direct and indirect equity holders of Omni, since 2019. Mr. Edwards co-founded and began serving as a Partner of REP in 2010 and has served as a Managing Partner since 2021. Mr. Hodge has served as a Principal at EVE Partners, an affiliate of former direct and indirect equity holders of Omni, since 2011. Messrs. Anderson, Edwards and Hodge acquired beneficial ownership of Company securities in connection with the Omni Acquisition as described below under the Security Ownership of Certain Beneficial Owners and Management section.
Based on information provided by the directors, director nominees and executive officers, and the Company’s legal department, the Audit Committee determined that there are no other related person transactions to be reported in this Proxy Statement.
Board Leadership Structure
In accordance with our Bylaws and Corporate Governance Guidelines, the Board is responsible for selecting the Chief Executive Officer and the Chairman of the Board; both of these positions may be held by the same person or by two separate individuals. The Company’s Corporate Governance Guidelines require the election, by the Board, of an independent lead director to serve during any period when there is no independent Chairman of the Board. R. Craig Carlock served as the Company’s Lead Independent Director from May 2019 until February 2024, when Thomas Schmitt ceased serving as Chairman, President and Chief Executive Officer of the Company and as a member of the Board. Following the departure of Mr. Schmitt from the Company, George S. Mayes, Director of the Company, was appointed as Chairman of the Board and Michael Hance was appointed as the Company’s Interim CEO but was not appointed to the Board. In April 2024, Shawn Stewart succeeded Mr. Hance as CEO. Mr. Stewart was elected to the Board, but was not named Chairman. The Board believes separating the positions of Chairman of the Board and CEO during this transitional time will allow Mr. Stewart to focus on the Company’s day-to-day business and operations and the integration of the Omni business, while allowing our Chairman to lead the Board in its fundamental role of providing advice to and oversight of management.
The Chairman of the Board is responsible for (a) chairing Board meetings and the Annual Meeting, (b) setting the agendas for these meetings, (c) attending Board committee meetings, and (d) providing information to Board members in advance of each Board meeting and between Board meetings.
Although we do not have a Lead Independent Director at this time given Mr. Mayes appointment as independent Chairman of the Board, we will appoint a Lead Independent Director in the future if we again combine the roles of Chairman and Chief Executive Officer. The Lead Independent Director, if any, is responsible for (i) chairing executive sessions of the independent directors and communicating with management relating to these sessions, and presiding at all meetings of the Board at which the Chairman is not present, (ii) approving agendas and schedules for Board meetings and the information that is provided to directors, and (iii) serving as a liaison between the Chairman and the independent directors. The Lead Independent Director also has the authority to call meetings of the independent directors.
On an annual basis, as part of our review of corporate governance and succession planning, the Board (led by the Corporate Governance and Nominating Committee) evaluates the Board’s leadership structure, to ensure that it remains the optimal structure for the Company and its shareholders. The Board recognizes that different board leadership structures may be appropriate for companies with different histories and cultures, as well as companies with varying sizes and performance characteristics.

Risk Oversight
On at least a quarterly basis, the Company’s Chief Legal Officer provides a comprehensive risk report to the Audit Committee and the Board. While the Audit Committee has primary responsibility for overseeing financial risks and information system controls and security risks, the Board is charged with overseeing the Company’s enterprise risks and ensuring that the Company’s risk oversight processes appropriately align with existing disclosure controls and procedures. The full Board engages in periodic discussions about enterprise risk management with our Chief Legal Officer, Chief Executive Officer, Chief Financial Officer, Chief Information Officer and other Company officers as the Board may deem appropriate.
The Company also recognizes the critical importance of cybersecurity in protecting our business and our stakeholders’ information. We are committed to maintaining a robust cybersecurity risk management program and implementing a comprehensive strategy to mitigate cybersecurity threats and vulnerabilities. The Board and the Audit Committee are actively involved in oversight of the Company’s cybersecurity risk management. The Company addresses cybersecurity risks through a comprehensive, cross-functional approach, focused on protecting the security of the Company and the information that it collects by proactively identifying and preventing cybersecurity threats.
The Board’s ongoing oversight also occurs at the Board committee level on a more focused basis, whereby each committee considers the risks within its area of responsibilities and works to proactively mitigate these risks. The Compensation Committee considers the risks that may be implicated by the Company’s executive compensation programs, for instance, and the Compensation Committee has sole authority to retain compensation consultants and other advisors to provide advice and support on compensation issues. The Corporate Governance and Nominating Committee considers the best governance structure and guidelines for the Company to minimize enterprise risks brought about by weak governance. The Corporate Governance and Nominating Committee also oversees the Company’s environmental, social and governance policies and activities and any associated risks. The Board believes that its leadership structure supports the Board’s effective oversight of the Company’s enterprise risks.

Corporate Sustainability and Responsibility
We embrace a comprehensive approach to sustainability that addresses Environmental, Social, and Governance (“ESG”) factors.
Our integrated framework focuses on three pillars: (i) People and Communities; (ii) Customer; and (iii) Environment. After completing an assessment in 2020 utilizing the Sustainable Accounting Standards Board (“SASB”) standards and conducting a third-party stakeholder assessment, we identified ten priority areas within these three pillars that we believe are relevant to our business and important to our employees, communities, customers, investors, partners and contractors, and which form the foundation for our sustainability strategy:

• Roadway Health & Safety	• Measurement & Disclosure
• Workplace Health & Safety	• Information Security
• Independent Contractor Practices	• Responsible Supplier Practices
• Diversity, Equity, Inclusion, and Belonging (DEI&B) Practices	• Green House Gas (GHG) Emissions Reduction Practices
• Community Impact & Partnerships	• Air Quality Practices
We have deployed and continue to develop meaningful resources to manage sustainability risks and to capitalize on related opportunities for the benefit of our stakeholders, including by creating roles designed to maintain oversight of our vision, strategic planning, performance management, and improvement activities. In addition, the charter of the Corporate Governance and Nominating Committee (the “CG&N Committee”) gives the CG&N Committee oversight over our sustainability-related efforts. At least twice a year, the CG&N Committee is updated on each of these topics and provides feedback and direction that it deems appropriate. At least annually, the Chair of the CG&N Committee will provide a report on these topics to the full Board.
In 2021, we published our first ESG Report and created our internal ESG Steering Committee, which oversees our company-wide strategy and meets at least quarterly and on an as-needed basis.
In 2022, we streamlined our internal data collection process, completed our Greenhouse Gas (“GHG”) inventory, set measurable targets and goals, and published our second ESG report.
In 2023, we completed our GHG inventory, collected additional data, and published our third ESG report. We also completed our Task Force on Climate-Related Financial Disclosures analysis (“TCFD”) and submitted to CDP, a not-for-profit charity that runs the global disclosure system. Both our CDP report and new TCFD index are included on our website in the 2022 ESG report update.
In 2024, we expanded our emissions reduction efforts by implementing an idle time reduction program, improving carbon accounting granularity for our customers and investigating an EV pilot that will be further refined in 2025. We also published our fourth ESG report and submitted to CDP for the second year in a row. Our CDP report is included on our website in the 2023 ESG report update.
People and Communities
We are committed to maintaining safe facilities for our employees, independent contractors, customers and partners. As part of this pillar, we focus on Roadway Health & Safety, Workplace Health & Safety, Independent Contractor Practices, and DEI&B Practices.
For instance, we employ, maintain, and monitor a robust Health and Safety program for all of our workers which establishes procedures and policies to prevent workplace incidents. As part of our program, we have implemented a comprehensive Emergency Preparedness Plan (“EPP”) at all our facilities. The EPP is compliant with Occupational Safety and Health Administration standards.

We also remain committed to fostering a diverse and inclusive work environment. In 2020, we created a DEI&B Council to promote employee inclusion and engagement. Since the creation of the DEI&B Council, among other initiatives, we have implemented paid parental leave, launched Employee Resource Groups to foster an inclusive environment and celebrated different cultures by commemorating key diversity holidays, observances, celebrations and provided floating paid holidays.
We are committed to supporting and giving back to the communities where we live and work, particularly through the support of our employee Veterans, and to the community of Veterans in North America. For instance, we continue to support our Veterans through our charitable organization, Operation: Forward Freedom, a manifestation of our ongoing commitment to Veteran-related causes. In 2024, we hosted our third annual Drive for Hope Golf tournament where we raised $350,000 for Hope for the Warriors. Hope for the Warriors is a 501(c)(3) nonprofit whose mission is to care for and empower service members and military families challenged by the physical, moral and psychological effects of war.
We also partner with non-profit organizations that positively impact our communities and our industry such as Truckers Against Trafficking, Women in Trucking and Drexel Hamilton.
Customer
We are committed to providing the industry’s highest quality service in delivering on our customers’ expectations. As part of this pillar, we focus on Measurement & Disclosure, Information Security, and Responsible Supplier Practices.
We remain committed to transparent and sustainable business practices. As part of this ongoing commitment, we have transformed and innovated several of our digital and cloud technologies to create more efficient and integrated processes. We deploy various programs, including Safety and Environmental Management Systems, to collect meaningful data that is communicated with all divisions and management.
We have also employed proactive measures to protect our network, computer systems and data from cyber threats, in part, by creating a robust Information Security program in early 2020. We are continuously deploying infrastructure to meet the National Institute of Standards and Technology requirements.
As part of our Responsible Supplier program, we work to understand the sustainability goals of both our suppliers and customers. We are establishing new data tracking infrastructure and exploring opportunities to grow our supplier diversity program and partnerships, including by establishing future outreach initiatives designed to identify diverse suppliers. We aim to establish supplier diversification goals in the coming years.
Environment
We are committed to promoting a healthier, natural environment by striving for continuous environmental improvements in all aspects of our business. Environmental leadership requires not only our own action, but transparency and participation in the industry, including conversations about innovations and advancements that make a difference. As part of this pillar, we focus on GHG Emissions Reduction Practices and Air Quality Practices.
As a transportation company, we are conscious of the environmental effects of our operations and are committed to tracking and reducing our GHG emissions and improving our energy efficiency. We have established a preliminary goal to reduce absolute Scope 1 and Scope 2 GHG emissions (combined) by 2030 from a 2021 base year. We are currently updating our ESG roadmap to align our previously stated carbon reduction goals with our new operations as a joint organization with Omni Logistics. We are also aligning with industry certifications, continuing to be a SmartWay certified company. SmartWay is a certification from the U.S. Environmental Protection Agency (“EPA”) verifying company compliance with EPA regulations, including fuel efficiency ranges and emission standards.

To learn more about our ESG strategy and all our focus areas, visit our ESG website, https://forwardair.metrio.net/, also accessible through our investor relations site. The information in our ESG report is not incorporated into, and is not a part of, this report. We are committed to making our results count and will continue to update our future disclosures accordingly.

DIRECTOR COMPENSATION
The general policy of the Board is that compensation for non-employee directors should be a mix of cash and equity-based compensation. The Company does not pay employee directors for Board service in addition to their regular employee compensation.
The Corporate Governance and Nominating Committee, which consists solely of independent non-employee directors, has the primary responsibility for reviewing and considering any revisions to the non-employee director compensation program.
In accordance with the Corporate Governance and Nominating Committee’s recommendations, during 2024, the non-employee directors’ cash compensation program is as follows, which is expected to continue in 2025:
•an annual cash retainer of $85,000 for all non-employee directors;

•an additional annual cash retainer of $125,000 for the Independent Chairman (which was created in 2024);

•an additional annual cash retainer of $50,000 for the Lead Independent Director, if any;

•an additional annual cash retainer of $20,000 for each of the Chairs of the Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee; and

•an additional annual cash retainer of $10,000 for all non-Chair Audit Committee members, Compensation Committee members and Corporate Governance and Nominating Committee members.
All directors are reimbursed reasonable travel expenses for meetings attended in person. The Company also reimburses directors for expenses associated with participation in continuing director education programs.
In addition, on the first business day after each Annual Meeting of Shareholders, each non-employee director is granted an equity or equity-based award (the “Annual Grant”) in such form and size as the Board determines from year to year. Unless otherwise determined by the Board, the Annual Grants will become vested and non-forfeitable on the earlier of (a) the day immediately prior to the first Annual Meeting that occurs after the grant date or (b) the first anniversary of the grant date, so long as the non-employee director’s service with the Company does not earlier terminate. Each director may elect to defer receipt of the shares until the director departs from the Board. If a director elects to defer receipt, the Company will issue deferred stock units in which the director does not have voting rights or other incidents of ownership until the shares are issued. Each deferred stock unit is eligible for a dividend equivalent in the form of additional restricted stock units for each cash dividend paid by the Company.

In 2024, because there were insufficient shares available for issuance under the Company’s equity plans to make the Annual Grant to all of the non-employee directors, the Company issued restricted shares valued at $130,000 to each of Christine M. Gorjanc and Dale W. Boyles, and to all other non-employee directors, an award that provided compensation substantially similar to the Annual Grant in the form of an award valued at $130,000 (the “2024 Director Award”), which award would be settled in cash unless there are sufficient shares available for issuance under a shareholder-approved equity compensation plan and the Board determines to settle the 2024 Director Awards in shares of Company Common Stock. For 2025, this amount is expected to remain the same.
Finally, the Board believes that directors more effectively represent the Company’s shareholders, whose interests they are charged with advancing, if they are shareholders themselves. Therefore, the Board established certain independent director stock ownership guidelines which are set forth in the Company’s Corporate Governance Guidelines. Specifically, the Company’s independent directors are required to own shares of Company Common Stock, with a value equal to at least five times the annual cash retainer for independent directors. Each new independent director has five years from the date he or she joins the Board to accumulate this ownership position.

Unvested restricted stock is permitted to count towards the stock ownership guidelines. If the independent director has not satisfied his or her ownership stake within five years from the date that he or she joins the Board, the director is required to retain 100% of all shares until he or she is in compliance. In 2024, fluctuations in stock price caused several directors to fall out of compliance with these requirements. The Board continues to monitor the progress of each independent director towards meeting their ownership guidelines and will determine what actions, if any, to take to address the noncompliance.
The following table shows the compensation the Company paid in 2024 to its non-employee directors:

Name	Fees Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
George S. Mayes, Jr., Chairman	176,250	130,000	—	306,250
Ronald Allen	70,962	—	—	70,962
Ana B. Amicarella	105,000	130,000	—	235,000
Charles L. Anderson	61,325	148,072	—	209,397
Valerie A. Bonebrake	95,000	130,000	—	225,000
Dale W. Boyles	34,038	130,000	—	164,038
C. Robert Campbell	64,203	—	—	64,203
Craig Carlock	118,742	130,000	—	248,742
Robert L. Edwards, Jr.	61,325	148,072	—	209,397
Christine M. Gorjanc	34,038	130,000	—	164,038
Michael B. Hodge	61,325	148,072	—	209,397
Jerome Lorrain(4)	—	139,739	—	139,739
G. Michael Lynch	70,962	—	—	70,962
Chitra Nayak	64,203	—	—	64,203
Javier Polit	95,000	130,000	—	225,000
Christopher Schmactenberger	—	—	—	—
Laurie A. Tucker	105,000	130,000	—	235,000
W. Gil West	27,695	10,830	—	38,525
(1) Represents the aggregate grant date fair value of non-vested restricted shares, tracking shares and deferred stock unit awards. The fair values of these awards were determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation - Stock Compensation” (“ASC 718”). The assumptions used in determining the grant date fair values of these awards are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.
(2) As of December 31, 2024, an aggregate of 23,997 deferred stock units, non-vested restricted shares and dividend equivalent rights were outstanding.
(3) There were no dividend payments on non-vested restricted shares or dividend equivalents credited on deferred stock unit awards in 2024.
(4) The Company issued a prorated award of restricted shares to Mr. Lorain in connection with his appointment in October 2024.

The following table indicates the aggregate number of deferred stock units, tracking shares and/or non-vested restricted shares held by each incumbent director at the end of 2024 and those shares or units that have not yet vested.

Name	Number of Deferred Stock Units and/or Non-Vested Restricted Shares (1)
George S. Mayes, Jr., Chairman	—
Ronald Allen	—
Ana B. Amicarella	—
Charles L. Anderson	—
Valerie A. Bonebrake	6,010
Dale W. Boyles	6,963
C. Robert Campbell	—
Craig Carlock	—
Robert L. Edwards, Jr.	—
Christine M. Gorjanc	6,963
Michael B. Hodge	—
Jerome Lorrain	—
G. Michael Lynch	—
Chitra Nayak	—
Javier Polit	—
Christopher Schmactenberger	—
Laurie A. Tucker	—
W. Gil West	—
(1) Excludes any shares of Company Common Stock that may be issued under the 2024 Director Awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of shares of our outstanding Company Common Stock and Company Series B Preferred Units held as of the Record Date by (i) each director and director nominee; (ii) anyone who served as our Chief Executive Officer or Chief Financial Officer during the fiscal year, and the next three most highly compensated executive officers, as required by SEC rules (collectively, the “named executive officers”, or the “NEOs”); and (iii) all directors and executive officers as a group. As of the Record Date, there are [___] shares of Company Common Stock outstanding and entitled to vote and [___] units of Company Series B Preferred Units outstanding and entitled to vote, and which are also exchangeable, at the option of the holder, into shares of Company Common Stock, in each case as indicated in the footnotes below.
The table also sets forth information as to any person, entity or group known to the Company to be the beneficial owner of 5% or more of Company Common Stock or Company Series B Preferred Units, in each case as of April 30, 2025. The percentage of “Total Voting Power” is calculated taking into account the voting power of the classes of voting securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security, has or shares the power to dispose of or direct the disposition of the security, or has the right to acquire the security within 60 days. Except as otherwise indicated, the shareholders listed in the table are deemed to have sole voting and/or investment power with respect to Company Common Stock and Company Series B Preferred Units, as applicable, owned by them on the dates indicated above. Shareholders of non-vested restricted shares included in the table are entitled to voting and dividend rights.

Name and Address of Beneficial Owner(1)	Class of Shares or Units	Shares and Units Beneficially Owned	Shares and Units That May be Acquired Within 60 Days	Total	Percent of Class	Percent of Total Voting Power(2)
Directors, Nominees and NEOs
Ana B. Amicarella	Company Common Stock	11,747	—	11,747	*	*
	Company Series B Preferred Units	—	—	—	—
Charles L. Anderson(3)	Company Common Stock	1,910,615	3,185,799	5,096,414	15.2%	11.8%
	Company Series B Preferred Units	3,185,799	—	3,185,799	33.5%
Valerie A. Bonebrake	Company Common Stock	10,398	—	10,398	*	*
	Company Series B Preferred Units	—	—	—	—
Dale W. Boyles	Company Common Stock	6,963	—	6,963	*	*
	Company Series B Preferred Units	—	—	—	—

Robert L. Edwards, Jr.(4)	Company Common Stock	1,910,615	3,185,799	5,096,414	15.2%	11.8%
	Company Series B Preferred Units	3,185,799	—	3,185,799	33.5%
Christine M. Gorjanc	Company Common Stock	6,963	—	6,963	*	*
	Company Series B Preferred Units	—	—	—	—
Michael B. Hodge(5)	Company Common Stock	10,451	560,774	571,225	1.8%	1.4%
	Company Series B Preferred Units	560,774	—	560,774	5.9%
Jerome Lorrain	Company Common Stock	4,061	—	4,061	*	*
	Company Series B Preferred Units	—	—	—	—
George Mayes	Company Common Stock	5,256	—	5,256	*	*
	Company Series B Preferred Units	—	—	—	—
Javier Polit	Company Common Stock	6,343	—	6,343	*	*
	Company Series B Preferred Units	—	—	—	—
Shawn Stewart(6)	Company Common Stock	—	16,985	16,985	*	*
	Company Series B Preferred Units	—	—	—	—
Paul Svindland	Company Common Stock	—	—	—	—	—
	Company Series B Preferred Units	—	—	—	—

Michael L. Hance(7)	Company Common Stock	78,634	18,973	97,607	*	*
	Company Series B Preferred Units	—	—	—	—
Jamie Pierson	Company Common Stock	4,500	—	4,500	*	*
	Company Series B Preferred Units	—	—	—	—
Joseph M. Tomasello(8)	Company Common Stock	29,127	5,354	34,481	*	*
	Company Series B Preferred Units	—	—	—	—
Chris C. Ruble(9)	Company Common Stock	60,449	5,068	65,517	*	*
	Company Series B Preferred Units	—	—	—	—
Rebecca Garbrick(10)	Company Common Stock	10,032	5,651	15,683	*	*
	Company Series B Preferred Units	—	—	—	—
Nancee Ronning(11)	Company Common Stock	14,951	1,730	16,681	*	*
	Company Series B Preferred Units	—	—	—	—
All Executive Officers, Directors and Covered Persons as a group (16 persons)(12)	Company Common Stock	3,996,668	6,973,684	10,970,352	29.4%	23.4%
	Company Series B Preferred Units	6,932,372	—	6,932,372	72.8%
Other Principal Shareholders

BlackRock, Inc.(13)	Company Common Stock	3,335,540	—	3,335,540	11.0%	8.4%
	Company Series B Preferred Units	—	—	—	—
Clearlake Capital Group, L.P.(14)	Company Common Stock	3,825,000	—	3,825,000	12.6%	9.6%
	Company Series B Preferred Units	—	—	—	—
The Vanguard Group, Inc.(15)	Company Common Stock	2,062,974	—	2,062,974	6.8%	5.2%
	Company Series B Preferred Units	—	—	—	—
Ridgemont Group(16)	Company Common Stock	1,910,615	3,185,799	5,096,414	15.2%	11.8%
	Company Series B Preferred Units	3,185,799	—	3,185,799	33.5%
*Less than one percent.

(1)	The business address of each listed director and NEO is c/o Forward Air Corporation, 1915 Snapps Ferry Road, Building N, Greeneville, TN 37745.

(2)	The percentages of voting power shown for directors, nominees, NEOs and other principal shareholders are based on the sum of (i) the number of shares of Company Common Stock outstanding on the Record Date, including stock options that are fully exercisable and shares of restricted stock vesting within 60 days, and (ii) the number of Company Series B Preferred Units outstanding on the Record Date.

(3)	Includes (i) 451 shares of Company Common Stock held by Mr. Anderson (ii) 968,786 shares of Company Common Stock held by REP Coinvest III-A Omni, L.P.; (iii) 277,693 shares of Company Common Stock held by REP Coinvest III-B Omni, L.P.; (iv) 633,234 shares of Company Common Stock held by REP FAOM III-S, L.P.; (v) 451 shares of Company Common Stock held by Mr. Edwards; (vi) 3,146,469 Company Series B Preferred Units held by REP Omni Holdings, L.P. (consisting of shares of Company Common Stock underlying 3,146,469 Opco Units and 3,146,469 corresponding Company Series B Preferred Units, which together are exchangeable into 3,146,469 shares of Company Common Stock); and (vii) 39,330 Company Series B Preferred Units held by Ridgemont Equity Partners Affiliates III, L.P. (consisting of shares of Company Common Stock underlying 39,330 Opco Units and 39,330 corresponding Company Series B Preferred Units, which together are exchangeable into 39,330 shares of Company Common Stock). Charles L. Anderson has disclaimed beneficial ownership of all such securities except to the extent of his pecuniary interests therein.

(4)	Includes (i) 451 shares of Company Common Stock held by Mr. Edwards (ii) 968,786 shares of Company Common Stock held by REP Coinvest III-A Omni, L.P.; (iii) 277,693 shares of Company Common Stock held by REP Coinvest III-B Omni, L.P.; (iv) 633,234 shares of Company Common Stock held by REP FAOM III-S, L.P.; (v) 451 shares of Company Common Stock held by Mr. Anderson; (vi) 3,146,469 Company Series B Preferred Units held by REP Omni Holdings, L.P. (consisting of shares of Company Common Stock underlying 3,146,469 Opco Units and 3,146,469 corresponding Company Series B Preferred Units, which together are exchangeable into 3,146,469 shares of Company Common Stock); and (v) 39,330 Company Series B Preferred Units held by Ridgemont Equity Partners Affiliates III, L.P. (consisting of shares of Company Common Stock underlying 39,330 Opco Units and 39,330 corresponding Company Series B Preferred Units, which together are exchangeable into 39,330 shares of Company Common Stock). Robert L. Edwards, Jr. has disclaimed beneficial ownership of all such securities except to the extent of his pecuniary interests therein.

(5)	Includes 560,774 shares of Company Series B Preferred Units held by EVE Omni Investor, LLC (consisting of shares of Company Common Stock underlying 560,774 Opco Units and 560,774 corresponding Company Series B Preferred Units, which together are exchangeable into 560,774 shares of Company Common Stock). Mr. Hodge serves on our board of directors and is a Principal of EVE Partners.

(6)	Includes 16,985 shares of restricted stock vesting within 60 days.

(7)	Includes (i) 9,545 shares of restricted stock vesting within 60 days and (ii) 9,428 stock options that are fully exercisable.

(8)	Includes (i) 3,194 shares of restricted stock vesting within 60 days and (ii) 2,161 stock options that are fully exercisable.

(9)	Mr. Ruble’s information is as of December 31, 2024 based on publicly available information, and included 5,068 stock options that are fully exercisable.

(10)	Ms. Garbrick’s information is as of February 3, 2025 based on publicly available information, and included 5,651 stock options that are fully exercisable.

(11)	Ms. Ronning’s information is as of December 31, 2024 based on publicly available information, and included 1,730 stock options that are fully exercisable.

(12)	For the purposes of calculating total and percentages of all directors and executive officers as a group, the Company Common Stock and Company Series B Preferred Units held by the Ridgemont Group and the EVE Related Holders are counted only once to avoid duplication.

(13)	BlackRock, Inc. (“BlackRock”), 55 East 52nd Street, New York, New York 10055, reported beneficial ownership of the shares as of September 30, 2024 in Amendment No. 6 to Schedule 13G filed with the SEC on November 8, 2024. BlackRock, a holding company, reported having sole voting and sole dispositive power over 3,335,540 shares of Company Common Stock.

(14)	Each of Clearlake Capital Group, L.P., José Enrique Feliciano and Behdad Eghbali (collectively, the “Clearlake Group”), 233 Wilshire Blvd., Suite 800, Santa Monica, California 90401, reported beneficial ownership of the shares as of August 2, 2024 in Schedule 13D filed with the SEC on August 14, 2024. The Clearlake Group reported having shared voting and dispositive power of 3,825,000 shares of Company Common Stock, including: (i) 2,691,677 shares of Company Common Stock held for the account of Clearlake Capital Partners VII and (ii) 1,133,323 shares of Company Common Stock held for the account of Clearlake Capital Partners VIII.

(15)	The Vanguard Group, Inc. (“Vanguard”), 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, reported beneficial ownership of the shares as of September 30, 2024 in Amendment No. 16 to Schedule 13G filed with the SEC on November 12, 2024. Vanguard, an investment adviser, reported having shared voting power over 30,094 shares of Company Common Stock, sole dispositive power over 2,012,321 shares of Company Common Stock, shared dispositive power over 50,653 shares of Company Common Stock, resulting in an aggregate amount of 2,062,974 shares of Company Common Stock beneficially owned.

(16)	Each of Ridgemont Equity Management III, LLC; REP Omni Holdings, L.P.; REP Coinvest III-A Omni, L.P.; REP Coinvest III-B Omni, L.P.; REP FAOM III-S, L.P.; Ridgemont Equity Partners Affiliates III, L.P.; REP Coinvest III Omni GP, LLC; Ridgemont Equity Management III, L.P.; REP Omni Holdings GP, LLC; Charles L. Anderson and Robert L. Edwards Jr., (collectively, the “Ridgemont Group”) reported beneficial ownership of the shares as of August 2, 2024 in Amendment No. 1 to a Schedule 13D filed with the SEC on August 12, 2024. Each of Mr. Anderson and Mr. Edwards serve on our board of directors and are designees of one or more members of the Ridgemont Group. Amounts include (i) 968,786 shares of Company Common Stock held by REP Coinvest III-A Omni, L.P.; (ii) 277,693 shares of Company Common Stock held by REP Coinvest III-B Omni, L.P.; (iii) 663,234 shares of Company Common Stock held by REP FAOM III-S, L.P. (iv) 451 shares of Company Common Stock held by Mr. Edwards; (v) 451 shares of Company Common Stock held by Mr. Anderson; (vi) 3,146,469 Company Series B Preferred Units held by REP Omni Holdings, L.P. exchangeable into shares of Company Common Stock at the option of the holder and (vii) 39,330 Company Series B Preferred Units held by Ridgemont Equity Partners Affiliates III, L.P. exchangeable into shares of Company Common Stock at the option of the holder.

Information About our Executive Officers

The table below sets forth information as of the date of this Proxy Statement, with respect to each person who is an executive officer of the Company.

Name	Age	Position
Shawn Stewart	51	Chief Executive Officer
Jamie Pierson	55	Chief Financial Officer
Michael L. Hance	53	Chief Legal Officer and Secretary
Eric Brandt	44	Chief Commercial Officer
Doug Smith	55	Chief People Officer
Joseph M. Tomasello	48	Chief Information Officer

There are no family relationships between any of our executive officers. All officers hold office until the earliest to occur of their resignation or removal by the Board of Directors.
Shawn Stewart was appointed as Chief Executive Officer of the Company and a director in April 2024. His biography is set forth above under Proposal 1 - Election of Directors - Director Nominees.
Jamie Pierson has served as our Chief Financial Officer, initially on an interim basis, since May 2024. Prior to joining the Company, Mr. Pierson served as the Chief Financial Officer for MV Transportation, a privately-owned passenger transportation contracting services ﬁrm in North America, from September 2022 until January 2024. Previously, Mr. Pierson served as Chief Financial Officer of Ecobat Technologies, a battery recycler, from July 2021 until September 2022. Mr. Pierson served as a board member and Chief Financial Officer from December 2019 until November 2020 of Yellow Corporation (f/k/a YRC Worldwide, Inc.) (“Yellow”) (OTC: YELLQ), a less-than-truckload network with a freight brokerage and carrier direct transportation management system. From June 2019 until December 2019, Mr. Pierson served as Interim Chief Financial Officer of Horizon Global, a designer, manufacturer and distributor of a wide variety of high-quality, custom-engineered towing, trailering, cargo management and other related accessory products in North America, Europe and Africa. Mr. Pierson also served as Chief Financial Officer of PrimeSource Building Products, Inc., a privately-held distributor of building products, from December 2016 until May 2019. From November 2011 to December 2016, Mr. Pierson served as Chief Financial Officer of Yellow. Mr. Pierson earned a Bachelor’s degree in Business Administration, with a concentration in Finance and Accounting from the University of Texas, and a Master’s degree in Business Administration, with a concentration in Finance and Entrepreneurship, also from the University of Texas.
Michael L. Hance has served as our Chief Legal Officer and Secretary since May 2014. Following the departure of former Chairman, President and Chief Executive Officer, Thomas Schmitt, in February 2024, Mr. Hance served as Interim Chief Executive Officer in addition to his current positions until Shawn Stewart was appointed CEO in April 2024. From May 2010 until May 2014, Mr. Hance served as Senior Vice President of Human Resources and General Counsel. From January 2008 until May 2010, he served as Senior Vice President and General Counsel, and from August 2006 until January 2008, he served as Vice President and Staff Counsel. Before joining us, Mr. Hance practiced law with the law firms of Baker, Donelson, Bearman, Caldwell and Berkowitz, P.C. from October 2003 until August 2006 and with Bass, Berry & Sims, PLC from September 1999 to September 2003.
Eric Brandt has served as our Chief Commercial Officer since January 2025. Before joining us, Mr. Brandt was Vice President of Sales, North Region at Panalpina from February 2017 to October 2019, Vice President of Sales, East Region at Crane Worldwide Logistics from October 2019 to March 2020, Vice President of Sales, USA at Agility Logistics from March 2020 to November 2020 and Executive Vice President of Business Development at CEVA Logistics from November 2020 to January 2025.
Doug Smith has served as our Chief People Officer since December 2024. Before joining us, Mr. Smith was Senior Vice President of Human Resources at Roadrunner Transportation Systems from April 2019 to May 2020 and Senior Vice President of Human Resources at CEVA Logistics from May 2021 to November 2024.
Joseph M. Tomasello has served as our Chief Information Officer since June 2019. Prior to joining the Company, Mr. Tomasello served as Vice President, IT of FedEx Supply Chain from October 2016 to June 2019. From April 2013 to September 2016, he served as Director, Enterprise Architecture & Foundational Services at FedEx Services and as Manager, Customer Access Solutions from April 2011 to April 2013. Mr. Tomasello also held other various leadership positions at Verified Person, Inc. Since April 2022, Mr. Tomasello has served on the board of directors for SMC3, Inc.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis is designed to provide our shareholders with a clear understanding of our compensation philosophy and objectives, compensation-setting process, the compensation elements of our named executive officers, or NEOs, and the compensation decisions and outcomes that occurred during the 2024 performance year. As discussed in Proposal 4, we are conducting our annual Say on Pay vote that requests your approval of the compensation of our NEOs as described in this section and in the tables and accompanying narrative. To assist you with this vote, please review our compensation philosophies, the design of our executive compensation programs and our compensation decision, as well as how we believe these programs and decisions are in line with our compensation philosophies and objectives, particularly ensuring alignment between actual pay outcomes and short- and long-term strategic objectives.

NEOs
    During 2024, there were a significant number of leadership changes including changes in the Company’s Chief Executive Officer (the “CEO”) and Chief Financial Officer (the “CFO”). As a result, during 2024, the Company had eight NEOs. Following are the NEOs that are currently executive officers of the Company:

Name	Position
Shawn Stewart(1)	Chief Executive Officer
Jamie Pierson(2)	Chief Financial Officer
Michael L. Hance(1)	Chief Legal Officer and Secretary; Former Interim Chief Executive Officer
Joseph M. Tomasello	Chief Information Officer

(1) On February 9, 2024, Mr. Thomas Schmitt ceased serving as Chairman, President and CEO of the Company and as a member of the Board. At that time, Mr. Hance was appointed as Interim CEO of the Company in addition to his roles as Chief Legal Officer (the “CLO”) and Secretary. In April 2024, Mr. Shawn Stewart succeeded Mr. Hance as CEO.

(2) On May 20, 2024, Ms. Garbrick ceased serving as CFO of the Company. At that time, Mr. Pierson was appointed as Interim CFO of the Company and on July 3, 2024, he was appointed as CFO on a permanent basis.

In addition, the Company had the following additional NEOs in 2024:

•Thomas Schmitt – Former Chief Executive Officer. Please note that the below discussion does not include compensation amounts for Mr. Schmitt as he ceased being employed by the Company in February 2024 and did not receive any compensation for 2024 other than base salary during his employment and as described below under Departure and Appointment of Executives.

•Rebecca Garbrick – Former Chief Financial Officer.

•Chris C. Ruble – Former President and Chief Operating Officer. On December 6, 2024, Mr. Ruble ceased serving as President and Chief Operating Officer of the Company.

•Nancee Ronning – Former Chief Commercial Officer. On May 31, 2024, Ms. Ronning ceased serving as the Company’s Chief Commercial Officer (the “CCO”). In November 2024, the Company appointed Mr. Eric Brandt as the CCO effective January 13, 2025.

Compensation Philosophy and Objectives
The Compensation Committee (the “Committee” for purposes of this CD&A) has designed our executive compensation program to attract, develop, reward and retain key talent to facilitate achievement of our annual, long-term and strategic goals. One of the Committee’s objectives is to align executives’ interests with shareholders’ interests by creating a pay-for-performance culture at the executive level, with the ultimate goal of increasing shareholder value. Other objectives are to recognize the contributions of individual executives, provide market-competitive pay opportunities, balance short- and long-term compensation elements without encouraging excessive or unnecessary risk taking, and foster retention and executive stock ownership. Thus, while executive compensation should be directly linked to Company performance, the Committee believes it should also be an incentive for executives to continually improve individual performance, thereby contributing to our success in meeting our short- and long-term financial, operational and strategic objectives.
Although the Company’s overall compensation philosophy and objectives have not changed, given the closing of the Omni Acquisition in January 2024 (and related integration and market impacts), the significant leadership changes throughout 2024 (including the hiring of a new CEO in April 2024 and a new CFO in May 2024), the changes to the Company’s capital structure and ongoing shareholder feedback, the Committee deferred its determinations regarding the 2024 executive compensation plan until it had a better understanding of the Company’s short-term priorities as well as sufficient information on which to make compensation decisions designed to incentivize the leadership team to achieve critical objectives for 2024.
Executive Summary
2024 Performance Highlights
During 2024, Forward’s focus was on stabilizing the Company, integrating the Forward Air and Omni networks and implementing foundational changes under challenging market and industry conditions. The Company’s 2024 performance was negatively impacted by a softer than expected freight environment and weak demand for intermodal and truckload brokerage service as well as a pricing strategy put in place prior to the Omni Acquisition which focused more on growing volume than profitability.
In addition, during 2024, Forward was also focused on, and took critical steps toward maintaining compliance with, the financial covenants under the Company’s Credit Agreement which include most importantly, Consolidated EBITDA (calculated in accordance with Company’s Credit Agreement).
Specific notable financial and operational highlights for the year ended December 31, 2024 are listed below.
•Consolidated operating revenue from continuing operations increased by 80.5%, to $2.5 billion;
•Consolidated operating income from continuing operations changed by $1.2 billion to a loss of $1.1 billion, primarily as a result of the goodwill impairment charge of $1,028,397;
•Consolidated EBITDA (calculated in accordance with Company’s Credit Agreement) of $308 million, which resulted in a leverage ratio of 5.5x , which is below the maximum permitted in our Credit Agreement;
•Over delivered on the previously committed $75 million of integration synergies. Combining the integration synergies with additional cost saving actions and other efficiency initiatives executed throughout the year, the Company delivered more than $100 million in annualized cost reduction synergies in 2024;
•Focused on collaborating across legacy entities, eliminating previously unidentified redundancies, automating and digitizing repetitive processes and unifying with a common purpose, mission and values; and
•Recognized as a Top 100 Third-Party Logistics Provider, identifying the Company as reliable and adept at customizing solutions and streamlining logistics operations for their customers.
2024 Compensation Highlights
Our pay-for-performance philosophy and the design of our pay programs led to the following Committee actions and plan payouts to our NEOs for 2024:

•Leadership transitions. As noted above, the Company underwent significant changes to its leadership team in 2024, including the appointment of a new CEO, CFO and CCO. In connection with the transitions, with the assistance of its compensation consultant, the Committee and, with respect to the CEO, the Board, considered and approved competitive compensation programs for such executives that were designed to attract and incentivize seasoned individuals to lead the Company through transformational change. A description of the compensation program approved for each new executive during 2024 is set forth below under Departure and Appointment of Executives section of this Proxy Statement.
•Severance; Retention Awards. In connection with the Omni Acquisition, in March 2024, in order to retain key employees during 2024 to ensure Company stability and progress on integration, the Committee (1) supplemented the Company’s Executive Severance and Change in Control Plan (the “Severance Plan”) to provide that in the event of an involuntary “not-for-cause” termination between March 15, 2024 and December 31, 2025, recipients would receive change-in-control severance treatment pursuant to the Severance Plan and the acceleration of their unvested equity awards (collectively, the “Enhanced Severance Benefit”); and (2) approved granting a one-time retention bonus to executives, senior leaders and other managers consisting of 20% cash with a 1-year cliff vesting and 80% time-based restricted shares with 2-year cliff vesting. The amount of the retention awards to the NEOs is set forth below under the Retention Awards section of this Proxy Statement.
•Short-term incentive payouts. For 2024, the amount of short-term incentive compensation paid to our NEOs under the annual cash incentive plan was determined by our performance against our Consolidated EBITDA for the year ended December 31, 2024 (70%) as calculated pursuant to the Credit Agreement, and Unlevered Free Cash Flow for the six-months ended December 31, 2024 (30%), in order to focus management on achieving performance targets that would ensure compliance with critical financial covenants. For 2024, the Committee did not include any payout for achievement of individual performance objectives but rather designed the plan to provide a payout to executives based solely on the Company’s financial performance. The Committee also eliminated the potential 300% “beyond stretch” payout for 2024. Based on the Company’s Consolidated EBITDA for 2024, payout for that component was 80% of target. Although the Company’s executive officers could have received a payout of 125% based on its Unlevered Free Cash Flow for 2024, the Committee used its discretionary authority to reduce the payout for this portion of the annual incentive plan to 0% to ensure an appropriate pay for performance outcome that best aligns with shareholder interests. As a result, the total payout to NEOs under the 2024 annual cash incentive plan was 56% of target with actual cash payouts ranging from $131,250 to $336,000.
•Long-term performance plan payouts. Based on the Company’s total shareholder return (“TSR”) relative to our peer companies using the four-quarter averaging of the payouts generated from the relative TSR ranking, the approved payout for the January 2022 to December 2024 performance period was 0% of target.
•Leadership Departures. During 2024, Mr. Schmitt, Ms. Garbrick, Mr. Ruble and Ms. Ronning (the “Departing NEOs”) ceased to be executive officers of the Company. In connection with their departure from the Company, pursuant to the Severance Plan and subject to their execution and non-revocation of a general release of claims, the Departing NEOs were each eligible to receive certain payments including a Severance Payment and Healthcare Assistance Payment (in each case, as defined in the Severance Plan and described below under Potential Payments Upon Termination, Change of Control, Death or Disability) including, in some instances, the Enhanced Severance Benefit. A description of each Departing NEO’s Separation and Release Agreement and/or related payments thereunder is set forth below under the Potential Payments Upon Termination, Change of Control, Death or Disability section of this Proxy Statement.

Compensation-Setting Process
Role of Shareholder Say on Pay Vote
The Company provides its shareholders with the opportunity to cast an annual advisory vote on executive compensation (a “say on pay proposal”). At the Company’s annual meeting of shareholders held in June 2024, approximately 79.3% of the votes cast on the say on pay proposal were voted in favor of the proposal compared to a vote of 92.2% in 2023. We believe the decline in shareholder support for our executive compensation program was a result of changes in our shareholder base and general shareholder sentiment and concern following the Omni Acquisition. Management will continue to engage with its shareholders regarding executive compensation and the Committee will continue to consider the outcome of say on pay votes and shareholder input generally when making future compensation decisions for the NEOs.
Role of the Compensation Committee
The Committee is responsible for reviewing and approving executive compensation policies, plan designs and the compensation of our senior officers, including our NEOs. The Committee considers various factors in making compensation determinations, including the officer’s responsibilities and performance, the effectiveness of our programs in supporting short-term and long-term financial, operational and strategic objectives, and overall financial performance. The Committee approves the final compensation for all NEOs other than the CEO. The Committee coordinates the full Board’s annual review of the CEO’s performance and makes preliminary determinations about his base salary, annual short-term incentive compensation, long-term incentive compensation and other awards as appropriate. The Committee discusses its compensation recommendations for the CEO with the full Board, and the full Board approves the final compensation decisions after this discussion.
To this end, the Committee conducts an annual review of executive officer pay levels, reviews market data updated periodically by Meridian Compensation Partners, LLC (“Meridian”), the Committee’s independent executive compensation consultant, approves changes to program designs (including post-termination arrangements) based on an assessment of competitive market practice and emerging trends, oversees the development of succession plans, and evaluates the risks associated with our executive compensation programs.
Role of the Compensation Consultant
The Committee has selected and directly retains the services of Meridian. The Committee periodically seeks input from Meridian on a range of external market factors including evolving compensation trends, appropriate peer companies to compare program designs, practices and performance and survey data for benchmarking pay levels. Meridian also provides general observations on the Company’s compensation programs and policies, but it does not determine or recommend the amount or form of compensation for the NEOs. During 2024, Meridian attended all but one Committee meeting and participated in discussions regarding the design, performance metrics and targets under the short- and long-term incentive plans, the compensation or our newly appointed CEO, CFO and CCO, review of our severance arrangements and other matters relating to our executive compensation program and related risks. The Committee determined that Meridian was independent during 2024 per Nasdaq listing standards and had no conflicts of interest to disclose.
Role of Executive Officers in Compensation Decisions
At the request of the Committee, the CEO makes recommendations regarding base salary, annual incentive pay and long-term equity incentive awards for the other NEOs and provides the Committee with justification for such awards. In forming his recommendations, he considers information provided by the Chief People Officer (the “CPO”) and assessments of individual contributions, achievement of performance objectives and other qualitative factors. While the Committee gives great weight to the recommendations of the CEO, it has full discretion and authority to make the final decision on the salaries, annual incentive awards and long-term equity incentive awards for all NEOs. The CEO does not make recommendations concerning his own compensation and is not present during deliberations and voting regarding his own compensation.

The CEO, CFO, CPO, and CLO regularly attend Committee meetings at the Committee’s request. The CPO typically presents recommendations for program design changes and individual pay levels for executive officers (except for his own), taking into consideration individual performance of each incumbent, appropriate benchmarking information and issues that may arise from an accounting, legal and tax perspective.
Compensation Practices

Our executive compensation program is based on the following best practices:

What We Do	What We Don’t Do
■Provide pay opportunities that are appropriate to the size of the Company	■Allow repricing or backdating of stock options without shareholder approval
■Maintain a pay program that is heavily performance-based and uses multiple performance measures	■Provide excise tax gross-ups
■Disclose financial performance metrics and goals used in our incentive plans	■Allow executive officers to hedge or pledge Company Common Stock
■Create alignment between executives and shareholders through a long-term incentive linked to stock price and measurement of stock performance versus peer companies	■Provide special supplemental executive retirement programs
■Maintain meaningful executive stock ownership and retention guidelines	■Provide tax gross-ups on perquisites
■Annually review the risk profile of compensation programs and maintain risk mitigators	■Provide significant perquisites
■Provide market-aligned severance and change-in-control protection
■Require double-trigger vesting on long-term equity awards in the event of a change in control
■Maintain a Dodd-Frank compliant clawback policy requiring the mandatory recovery of erroneously awarded incentive-based compensation paid to an executive officer upon an accounting restatement
■Maintain an additional recoupment policy allowing recovery of cash or equity-based compensation in certain circumstances, including material negative revisions to relevant financial results, material violations of the Code of Business Conduct and reckless supervision under certain circumstances

■Retain an independent compensation consultant engaged by, and reporting directly to, the Committee
Key Elements of Executive Compensation Program
Consistent with our compensation philosophies and objectives, we have structured executive compensation to motivate and reward executives to achieve our business goals.

For the fiscal year ended December 31, 2024, the components of compensation for our NEOs were:
•Base salary;
•Annual incentive compensation;
•LTI compensation; and
•Retirement and other benefits.

The Committee combines these elements, particularly base salary and short and long-term incentives, to provide a total compensation package designed to attract highly qualified individuals and provide incentives to align efforts and motivate executives to deliver Company performance that creates shareholder value. As a result, the total value of the compensation package is weighted more heavily towards variable, performance-based components.
During 2024, the Company underwent significant leadership changes, including the hiring of a new CEO, CFO and CCO. While the Company was recruiting and retaining seasoned executives that could lead it through the integration of the Omni Acquisition and the implementation of other foundational changes, the Committee reviewed its executive compensation program including total target compensation for each NEO comprised of base pay, annual incentives and long-term incentives. The Committee referenced general industry market data from a nationally recognized executive compensation survey (WTW Compensation Survey) as used by Meridian. When utilizing the WTW data, the Committee targeted total compensation opportunities within a reasonable range around the size-adjusted 50th percentile. In addition to the market data for similarly situated positions, the Committee also considered other factors when establishing target total compensation opportunities, including, but not limited to, the experience level of the individual, the value of the individual executive to the Company, the individual’s position within the Company and, if applicable, existing and prior year awards.
The total target compensation for the NEOs in 2024 is set forth in the chart below.

	Target Annual Incentives
NEO	Base Salary ($)	Target Annual Incentives ($)	As a Percent of Base Salary	Target Long-Term Incentive ($)	Total Target Compensation ($)
Shawn Stewart	900,000	900,000	100%	3,000,000	4,800,000
Michael L. Hance	500,000	375,000	75%	600,000	1,475,000
Thomas Schmitt	905,000	—	—	—	905,000
Jamie Pierson	625,000	468,750	75%	1,050,000	2,143,750
Rebecca J. Garbrick	425,000	318,750	75%	550,000	1,293,750
Joseph M. Tomasello	350,000	262,500	75%	325,000	937,500
Chris C. Ruble	625,000	468,750	75%	850,000	1,943,750
Nancee Ronning	425,000	318,750	75%	450,000	1,193,750

Our compensation programs are designed to motivate strong annual and long-term performance. We set a majority of NEOs’ total compensation (base salary, annual incentives and long-term incentives) to be “at risk”, meaning that the compensation is earned by meeting annual or long-term performance goals or is influenced by our stock price. The 2024 compensation mix for our NEOs was as follows:

The compensation that an executive actually receives will differ from that executive’s target compensation for a variety of reasons. Annual incentive payouts are based on Company performance against financial targets and achievement of individual and business objectives. The value of compensation realized from long-term incentive awards is dependent upon stock price performance and relative TSR versus peer companies.

Base Salary

The objective of base salary is to reflect the base market value of the executive’s role. It is designed to reward core competence in roles that are complex and demanding. We choose to pay base salary because it is necessary for talent attraction and retention.

Generally, base salaries for the NEOs are determined for each executive based on position and responsibility and by reference to market data that considers the Company’s increased size and complexity of the organization as a result of the Omni Acquisition. The Committee also considers factors such as retention, internal pay equity, level of experience and qualifications of the individual, scope of responsibilities and future potential, succession planning, and objectives established for the executive as well as the executive’s past performance.

As a result of Mr. Schmitt’s departure, Mr. Hance was appointed as Interim CEO of the Company in addition to his roles as CLO and Secretary. Accordingly, in March 2024, after discussion with Meridian, the Committee approved paying Mr. Hance an additional $37,500 per month while he served as Interim CEO to account for the additional responsibilities he would cover during that time. In addition, Mr. Ruble was appointed as President of the Company in addition to his role as Chief Operating Officer. Accordingly, in March 2024, after discussion with Meridian, the Committee increased Mr. Ruble’s base salary from $606,000 to $625,000.
Below are the changes to base salary, if any, for the NEOs, during 2024:

	Base Salary
NEO	2024 Base Salary ($) (1)	% Increase from 2023
Shawn Stewart	900,000	—
Michael L. Hance	500,000	9.7%
Thomas Schmitt	905,000	—
Jamie Pierson	625,000	—
Rebecca J. Garbrick	400,000	—
Joseph M. Tomasello	350,000	8.3%
Chris C. Ruble	625,000	3.1%
Nancee Ronning	425,000	9.5%
(1) Reflects the amount of the NEO’s annualized base salary. The actual base salary paid to the NEOs, including the actual amounts paid to the Departing NEOs prior to the termination of their employment and additional amounts paid to Mr. Hance while he served as Interim CEO are set forth in the Summary Compensation Table section of this Proxy Statement.

Annual Incentive Compensation
Overview
Historically, the Committee has approved the performance metrics for the annual cash incentive plan in February of the performance year. However, in 2024, the Company was facing extraordinary circumstances including the pending and expected changes in executive leadership, including the role of CEO, the closing of the Omni Acquisition in January 2024 which resulted in significant changes to the Company’s business, operations and capital structure and negative shareholder sentiment. As a result, the Committee determined to delay approval of the performance metrics for the 2024 annual cash incentive plan until, if possible, after the Company had (1) hired a new CEO and CFO, (2) further progressed its ongoing comprehensive review of the Company’s financial position and long and short-term strategic and financial goals and (3) approved the Company’s operating plan for 2024. In March 2024, the Committee did approve a change to the design of the annual cash incentive plan to remove the 20% individual objective performance component so that 100% of the award would be based on Company performance and eliminate the 300% “beyond stretch” target. The Committee believes these plan design changes were appropriate in that they focused executives on the achievement of the Company performance objectives during this critical time and better aligned executive compensation with the Company’s 2024 preliminary budget.
In April 2024, the Company appointed Shawn Stewart as the CEO and in July 2024, the Company appointed Jamie Pierson as the permanent CFO. During this time, the Board, together with Messrs. Stewart and Pierson, continued its strategic review of the business and approved an operating plan for 2024. Messrs. Stewart and Pierson were also focused on engaging with the Company’s shareholders and lenders to better understand their concerns regarding the Company’s business as well as its short and long-term financial results and condition. In August 2024, in light of the change in the Company’s capital structure and the significant shareholder focus on liquidity and free cash flow, including most immediately, the Company’s compliance with the financial covenants under its loan facilities, the Committee designated 2024 Consolidated EBITDA, as calculated under the Credit Agreement, and Unlevered Free Cash Flow for the six-month ended December 31, 2024, as the performance metrics for the 2024 annual cash incentive plan. The Committee believes, given shareholder sentiment, the Company’s performance in the first half of 2024 and the change in executive leadership, that it was critical and in the best interests of its shareholders, to focus the Company’s executive team on maintaining compliance with the Company’s financial covenants, maximizing liquidity and generating free cash flow during the second half of 2024.
Plan Design
Target Opportunity. Annual cash incentive plan target opportunity levels (reflected as a percentage of base salary) approved by the Committee for the NEOs in 2024, which remained, if applicable, unchanged from the prior year, were 100% of base salary for Mr. Stewart and 75% of base salary for all other NEOs.
Performance Components. As noted above, 100% of the total cash incentive opportunity under the 2024 Annual Cash Incentive Plan for all NEOs was based on Company performance whereas, in prior years, 80% was based on Company performance and 20% was based on individual performance.
Performance Metrics. The Committee established full year 2024 Consolidated EBITDA and Unlevered Free Cash Flow for the six-month ended December 31, 2024 as the performance metrics for the 2024 annual cash incentive plan as follows:

Annual Cash Incentive Plan
Components of Plan	Weighing As a Percent of Target
Consolidated EBITDA	70%
Unlevered Free Cash Flow	30%

Consolidated EBITDA is generally defined in the Credit Agreement as the EBITDA of the Company and its restricted subsidiaries, on a consolidated basis, calculated on a pro forma basis with certain adjustments from the Company’s net income or historical Adjusted EBITDA results. Unlevered Free Cash Flow is calculated as Consolidated EBITDA less capital expenditures, changes in working capital and taxes.

Goals under the 2024 annual cash incentive awards were set to represent five incremental performance levels: downside, low, target, high, and stretch, with potential payouts ranging from 0% of target (when threshold performance is not achieved) to 200% of target (when “stretch” performance is achieved).

The target level for both Consolidated EBITDA and Unlevered Free Cash Flow generally reflect performance that will ensure that we are in compliance with the financial covenants in the Credit Agreement and our internal business plan at the time the target was established, subject to adjustment in response to known headwinds or tailwinds or other economic conditions. Downside, low, high, and stretch levels are designed to provide a smaller award for lower levels of acceptable performance (downside and low) and to reward exceptional levels of performance (high and stretch). The Committee retained discretion as to the amount of the ultimate short-term incentive to be paid.

Corporate Performance – Consolidated EBITDA. The 2024 Consolidated EBITDA goals and corresponding performance levels are noted below. Payout for performance between points is interpolated on a straight-line basis.

Consolidated EBITDA (000s)	Downside	Low	Target	High	Stretch	Fiscal Year 2024 Results	% of Target Payout
Consolidated EBITDA	$275,000	$251,487-$320,000	$325,000	$330,000-$360,000	$425,000	$308,000	80%
% of Target Payout	25%	50%	100%	150%	200%

Corporate Performance – Unlevered Free Cash Flow. The 2024 Unlevered Free Cash Flow goals and corresponding performance levels are noted below. Payout for performance between points is interpolated on a straight-line basis.

Unlevered Free Cash Flow (000s)	Downside	Low	Target	High	Stretch	Fiscal Year 2024 Results	% of Target Payout
Unlevered Free Cash Flow	$103,000	$112,000	$131,000	$166,000	$231,000	$151,000	125%
% of Target Payout	25%	50%	100%	150%	200%
Although the Company’s executive officers could have received a payout of 125% based on its Unlevered Free Cash Flow for 2024, the Committee used its discretionary authority to reduce the payout for this portion of the annual incentive plan to 0% to ensure an appropriate pay for performance outcome that best aligns with shareholder interests.

2024 Annual Incentive Payout. Based on the respective weightings for Consolidated EBITDA and Unlevered Free Cash Flow and Committee determinations, the actual payout for each participating executive under the annual incentive plan was 56% of target. Actual amounts paid to the NEOs under the annual incentive plan are set forth in the Summary Compensation Table of this Proxy Statement. For 2024, the amounts paid to Messrs. Stewart and Pierson were pro-rated from the effective date of their employment through December 31, 2024.

Long-Term Equity Incentive Awards
Overview
The objective of providing long-term equity incentives is to attract and retain critical leadership, align executive interests to those of shareholders, enhance long-term thinking in general and focus executives on metrics that lead to increased shareholder value over the long term. Our long-term equity incentives are specifically designed to reward stock price appreciation and outperformance of shareholder return relative to industry peer companies.
In 2023, the Company’s long-term equity incentive (“LTI”) plan for (1) our CEO was comprised 33% time-base restricted stock, 33% performance shares earned based on relative TSR performance versus peers and 33% performance stock options where vesting and exercisability are contingent on the Company’s achievement of certain levels of income from operations and (2) all other NEOs was comprised 50% time-base restricted stock, 25% performance shares earned based on relative TSR performance versus peers and 25% stock options.
In March 2024, management proposed, and, after discussion with Meridian, the Committee approved, eliminating stock options from the LTI program for all NEOs, so that in 2024, 50% of the NEO’s LTI award was comprised of time-based restricted stock and 50% of performance shares earned based on relative TSR performance versus peers. In May 2024, the Committee approved the LTI award for Mr. Stewart comprised of 40% time-based restricted stock and 60% performance shares earned based on relative TSR performance versus peers The Committee believes these are appropriate changes in that they continue to promote retention and stock ownership; focus executives on share price appreciation, further aligning our executives’ interests with the interests of our shareholders; and continue to be heavily focused on performance-oriented awards measured by share price appreciation.
Accordingly, in 2024, the Committee approved the following target long-term incentive awards for the NEOs:

NEO	2024 Restricted Stock Grant ($)	2024 Target TSR Performance Share Grant ($)	2024 Total Long-Term Incentive Award ($)
Shawn Stewart	1,200,000	1,800,000	3,000,000
Michael L. Hance	300,000	300,000	600,000
Jamie Pierson	262,500	262,500	525,000
Rebecca J. Garbrick	275,000	275,000	550,000
Joseph M. Tomasello	162,500	162,500	325,000
Chris C. Ruble	425,000	425,000	850,000
Nancee Ronning	225,000	225,000	450,000
The number of shares of restricted stock and performance shares issued to the NEOs under the 2016 Plan for the fiscal year ended December 31, 2024 are set forth in the Grants of Plan-Based Awards for Fiscal 2024 Table of this Proxy Statement.
Equity-based awards. The value to the executive of the two components comprising long-term equity compensation in 2024 (restricted stock and TSR performance shares) is impacted by the performance of the Company’s stock as follows:
•restricted stock becomes more valuable to the executive if our stock price increases, and the executive shares in the downside risk of a decline in our stock price; and
•the number of performance shares earned, if any, will depend on how the Company’s stock performs relative to transportation industry peers. Like restricted stock, the value ultimately delivered rises or falls based on the performance of the Company’s stock from grant to settlement date.
As it is possible that there will be no payout under the performance shares element, these awards are completely “at risk” compensation. In addition, if the Company’s stock price decreases after grant, the value of the restricted stock grant will decrease. This emphasis on at-risk compensation in the LTI awards accomplishes our goal of creating a pay-for-performance culture at the executive level, while striking the appropriate balance among risk, retention and reward. Each element of the LTI is discussed in more detail below.
Restricted Stock. A share of restricted stock is a share of Company Common Stock that is subject to vesting requirements based on continued employment. Restricted stock grant sizes are calculated generally by multiplying the target LTI economic value by the weighting assigned to the restricted stock component and dividing it by the value of a single share of Company Common Stock determined using the estimated grant date fair value. The estimated grant date fair value of the restricted shares awarded to (1) Messrs. Hance, Tomasello and Ruble and Ms. Garbrick and Ms. Ronning in March 2024, (2) Mr. Stewart in April 2024 and (3) Mr. Pierson in July 2024, are set forth below in the Summary Compensation Table and in each case, represent the closing price of Company Common Stock on the date of grant.
Shares granted under restricted stock awards are restricted from sale or transfer until vesting occurs, and restrictions lapse in three equal installments beginning one year after the date of grant. To the extent not earlier vested, the shares of restricted stock will vest upon the death or disability of the recipient, as well as upon involuntary termination of employment in connection with or within 24 months after a change in control (as such term is defined in the 2016 Plan).
Performance Shares. A performance share is the right to receive a share of Company Common Stock based upon the achievement of certain performance criteria. Performance share grant sizes awarded in 2024 were calculated by multiplying the target LTI economic value by the weighting assigned to the TSR performance share component and dividing it by the estimated value of a single performance share on the grant date determined using a Monte Carlo valuation model.

TSR Performance Shares. 100% of the performance shares awarded are earned on the basis of our TSR measured over a three-year period, relative to the TSR of a peer group of transportation companies. The TSR peer group used for the 2024 grants consisted of the following 14 companies, which were selected based on the Committee’s assessment that these companies most closely align with the Company from a size and target market perspective:

ArcBest Corporation	Landstar Systems, Inc.
C.H. Robinson Worldwide, Inc.	Marten Transport, Ltd.
Expeditors International of Washington, Inc.	Old Dominion Freight Line, Inc.
Heartland Express, Inc.	Saia, Inc.
Hub Group, Inc.	Schneider National, Inc.
J.B. Hunt Transport Services, Inc.	Werner Enterprises, Inc.
Knight Transportation, Inc.	XPO Logistics, Inc.
The actual number of performance shares earned is based on the percentile of our TSR relative to the TSRs of the comparator group companies described above during the three-year performance period. Calculations are conducted at the end of each of the last four quarters of the performance period using the payout/performance scale below, and then averaged to determine the actual payout. Payouts can range from 0% to 200% of the target number of performance shares awarded.
Payout for performance between points is calculated using straight-line interpolation.

Payout
Performance Level	(as a % of Target)
90th percentile or higher	200%
70th percentile	150%
50th percentile	100%
25th percentile	50%
Below 25th percentile	0%
TSR is calculated based on the change in share price plus reinvestment of dividends, with beginning and ending share price calculated as follows:

•Beginning market price equals the closing price on the last trading day immediately preceding the first day of the performance period.
•Ending market price equals the last trading day of each measurement period (i.e., the final four calendar quarters).
The performance shares pay out in shares of Company Common Stock shortly after the close of the three-year performance period. Dividends are not paid on unvested TSR performance shares but rather are paid as and when the underlying performance shares have been earned and vested. TSR performance shares vest upon the death or disability of the recipient at target, as well as upon involuntary termination of employment in connection with or within 24 months after a change in control (as such term is defined in the 2016 Plan).
2022 Performance Shares. The final payout for the January 2022 to December 2024 performance period was 0% of target given that our TSR performance relative to peers was below the 25th percentile in all measurement periods.
Changes to the LTI Program for 2025. The Committee determined to maintain the same structure and design of the LTI plan for 2025 to ensure a continued focus on absolute and relative share price appreciation. However, in response to the decreased shareholder support for our executive compensation program as evidenced by the decline in the say-on-pay vote in 2024, and investor feedback, management proposed and the Committee agreed to add a cap on payouts under the TSR performance shares at 100% of target in the event the Company’s TSR results, for the full performance period, resulted in negative returns for shareholders.
Retention Awards
In connection with the Omni Acquisition, in March 2024, in order to retain key employees during 2024 to ensure Company stability and progress on integration, the Committee approved granting a one-time retention bonus to executives, senior leaders and other managers consisting of 20% cash with a 1-year cliff vesting and 80% time-based restricted shares with 2-year cliff vesting. The retention award vests immediately upon the employee’s termination of employment without cause. As part of the retention program, the Committee approved the retention awards to the following NEOs. Messrs. Stewart and Pierson were not employed by the Company in March 2024 and therefore did not receive a retention award.

NEO	Cash Award ($)	Time-Based RSU Award ($)	Aggregate Retention Award ($)
Shawn Stewart	—	—	—
Michael L. Hance	140,000	560,000	700,000
Jamie Pierson	—	—	—
Rebecca J. Garbrick	100,000	—	—
Joseph M. Tomasello	70,000	280,000	350,000
Chris C. Ruble	100,000	400,000	500,000
Nancee Ronning	70,000	280,000	350,000
Retirement and Other Benefits
Our NEOs receive the same retirement and other benefits as other employees at the Company. We choose to pay these benefits to meet the objective of having a competitive retirement and benefit package in the marketplace. Retirement benefits reward employees for saving for their retirement and for continued employment. Welfare benefits such as medical and life insurance reward continued employment.
All full-time Company employees, including the NEOs, are entitled to participate in the 401(k) retirement savings plan. Under that plan, for each pay period, the Company provides a $0.25 matching contribution for every dollar an employee elects to defer into the 401(k) plan, limited to elective deferrals up to 6% of the employee’s compensation for the pay period. The matching contribution is subject to the rules and regulations on maximum contributions by individuals under such a plan. Matching contributions to the NEOs for the fiscal year ended December 31, 2024 are reflected in the “401(k) Match” column of the All Other Compensation Table of this Proxy Statement.
The NEOs are also eligible to participate in the Company’s health, dental, disability and other insurance plans on the same terms and at the same cost as such plans are available to all full-time employees. The Company does not have a supplemental executive retirement plan or one that provides for the deferral of compensation on a basis that is not tax-qualified.

Departure and Appointment of Executives

Chairman, President and Chief Executive Officer
On February 6, 2024, Mr. Schmitt ceased serving as Chairman, President and Chief Executive Officer of the Company and as a member of the Board, with his last day of employment being February 9, 2024. This event was a termination without cause, which met the definition of an “Involuntary Termination” under the Severance Plan. Under the Severance Plan and subject to Mr. Schmitt’s execution and non-revocation of a general release of claims, Mr. Schmitt is eligible to receive certain payments including a Severance Payment and Healthcare Assistance Payment (in each case, as defined in the Severance Plan and described below under the section entitled Potential Payments upon Termination, Change of Control, Death or Disability of this Proxy Statement and in the table within that section) and up to $20,000 in outplacement services. The restrictive covenants agreement entered into between Mr. Schmitt and the Company on May 27, 2022 includes a perpetual obligation to keep confidential information and trade secrets, provisions covering obligations with respect to non-competition, non-solicitation of employees and customers and non-disparagement, each of which apply to Mr. Schmitt for 24 months following his separation.
In connection with Mr. Schmitt’s departure, Mr. Schmitt entered into a Separation and Release Agreement with the Company. For a description of the Separation and Release Agreement, see the Potential Payments Upon Termination, Change of Control, Death or Disability section of this Proxy Statement.
Upon Mr. Schmitt’s departure, Mr. Hance was appointed as Interim CEO of the Company in addition to his roles as CLO and Secretary. Mr. Hance received an additional $37,500 per month during such time as he served as Interim CEO.
In April 2024, Mr. Shawn Stewart succeeded Mr. Hance as CEO of the Company and Mr. Hance continued in his position as Chief Legal Officer and Secretary of the Company. The Company entered into an employment agreement with Mr. Stewart (the “Stewart Employment Agreement”). Under the Stewart Employment Agreement, Mr. Stewart’s compensation consists of an initial base salary of $900,000 and an annual target bonus (pro-rated for 2024) set at 100% of base salary, with a maximum possible bonus of 200% of base salary. Mr. Stewart also received (i) a signing bonus of $400,000, (ii) 50,955 restricted shares of Company Common Stock, which will vest equally on each of the first, second and third anniversaries of the grant date, subject to Mr. Stewart’s continuous employment through the applicable vesting date and (iii) 76,433 performance share units, with the performance period commencing on Mr. Stewart’s start date of employment and ending on December 31, 2026 and subject to Mr. Stewart’s continuous employment through the applicable vesting date. The equity awards were granted pursuant to stand-alone inducement award agreements outside of the 2016 Plan but are generally subject to the same terms and conditions that apply to awards granted under the 2016 Plan. Beginning in 2025, Mr. Stewart will participate in the Company’s employee incentive programs, as administered by the Committee of the Board. In addition to the Stewart Employment Agreement, Mr. Stewart entered into the Company’s standard form of participation and restrictive covenants agreement for senior executives, which includes non-compete and non-solicit covenants that apply during employment and for twenty-four (24) months thereafter, and indefinite confidentiality, non-disparagement, publicity, and invention assignment covenants, and will participate in the Severance Plan.
Chief Financial Officer
On May 20, 2024, Mr. Jamie Pierson succeeded Ms. Garbrick as interim CFO. Mr. Pierson’s consulting agreement with the Company, dated May 20, 2024 (the “Consulting Agreement”), provided that (among other things and subject to certain terms and conditions), Mr. Pierson would receive payment of $78,000 per month, commencing on May 20, 2024 through, unless earlier terminated, the date that a permanent CFO is appointed and a performance bonus opportunity of $150,000, which was tied to the achievement of certain milestones while he served as the Interim CFO. In addition, Mr. Pierson was eligible to receive a one-time lump sum cash payment of $250,000 if Mr. Pierson was not selected as the permanent CFO and stayed with the Company to assist with the transition of the incoming CFO. On July 3, 2024, the Company announced the appointment of Mr. Pierson as the CFO on a permanent basis; accordingly, Mr. Pierson did not receive the one-time lump sum cash payment of $250,000.

On July 3, 2024, Mr. Pierson signed an offer letter with the Company (the “Pierson Offer Letter”). Under the Pierson Offer Letter, Mr. Pierson’s compensation consists of an initial base salary of $625,000 and an annual target bonus (pro-rated for 2024) set at 75% of base salary, with a maximum possible bonus of 200% of base salary. Mr. Pierson is also eligible to receive a pro-rated long-term incentive award in 2024 having a target value of $525,000, which consisted of: (i) 50% of time-based restricted stock, which vests equally on each of the first, second and third anniversaries of the grant date, subject to Mr. Pierson’s continuous employment through the applicable vesting date and (ii) 50% of performance share units, that are subject to total shareholder return performance metrics and have a performance period commencing on Mr. Pierson’s start date of employment and ending on December 31, 2026. Beginning in 2025, Mr. Pierson became eligible to receive an annual long-term incentive award having a target grant value of $1,050,000, in the same form and in the same mix as is provided to other executive officers of the Company. Mr. Pierson also received (i) a one-time grant of restricted stock with a target aggregate value on the grant date equal to $500,000, which will vest on the first anniversary of the grant date and (ii) a one-time cash bonus of $250,000, which was payable within 30 days. In addition, Mr. Pierson entered into the Company’s standard form of participation and restrictive covenants agreement for senior executives, which includes non-compete and non-solicit covenants that apply during employment and for eighteen (18) months thereafter, and indefinite confidentiality, non-disparagement, publicity, and invention assignment covenants, and will participate in the Severance Plan.
Simultaneously with Mr. Pierson’s appointment as interim Chief Financial Officer, Ms. Garbrick ceased serving as Chief Financial Officer of the Company. This event was a termination without cause, which met the definition of an “Involuntary Termination” under the Severance Plan. Under the Severance Plan and subject to Ms. Garbrick’s execution and non-revocation of a general release of claims, Ms. Garbrick was eligible to receive certain payments under the Severance Plan including a Severance Payment and Healthcare Assistance Payment (in each case, as defined in the Severance Plan and described below under the section entitled Potential Payments upon Termination, Change of Control, Death or Disability of this Proxy Statement and in the table set forth within that section), the Enhanced Severance Benefit and up to $20,000 in outplacement services. The restrictive covenants agreement entered into between Ms. Garbrick and the Company on May 27, 2022 includes a perpetual obligation to keep confidential information and trade secrets, provisions covering obligations with respect to non-competition, non-solicitation of employees and customers and non-disparagement, each of which apply to Ms. Garbrick for 18 months following her separation. In addition to her entitlements under the Severance Plan, Ms. Garbrick was also entitled to receive a payment of her $100,000 cash retention payment which vested as a result of the termination of her employment pursuant to the terms of the retention agreement.
Other NEOs

Former President and Chief Operating Officer

On December 6, 2024, Mr. Ruble ceased serving as President and Chief Operating Officer of the Company, with his last day of employment being December 6, 2024. This event was a termination without cause, which met the definition of an “Involuntary Termination” under the Severance Plan. Under the Severance Plan and subject to Mr. Ruble’s execution and non-revocation of a general release of claims, Mr. Ruble is eligible to receive certain payments under the Severance Program including a Severance Payment and Healthcare Assistance Payment (in each case, as defined in the Severance Plan and described below under the section entitled Potential Payments upon Termination, Change of Control, Death or Disability of this Proxy Statement and in the table set forth within that section) and up to $20,000 in outplacement services. The restrictive covenants agreement entered into between Mr. Ruble and the Company on May 27, 2022 includes a perpetual obligation to keep confidential information and trade secrets, provisions covering obligations with respect to non-competition, non-solicitation of employees and customers and non-disparagement, each of which apply to Mr. Ruble for 18 months following his separation. Mr. Ruble did not receive the Enhanced Severance Benefit but is entitled to receive his $100,000 cash retention payment which vested as a result of the termination of his employment pursuant to the terms of the retention agreement, payable in installments in accordance with the General Release and Waiver.

Former Chief Commercial Officer

On May 31, 2024, Ms. Ronning ceased serving as Chief Commercial Officer of the Company. This event was a termination without cause, which met the definition of an “Involuntary Termination” under the Severance Plan. Under the Severance Plan and subject to Ms. Ronning’s execution and non-revocation of a general release of claims, Ms. Ronning is eligible to receive certain payments under the Severance Plan including a Severance Payment and Healthcare Assistance Payment (in each case, as defined in the Enhanced Severance Benefit and described below under the section entitled Potential Payments upon Termination, Change of Control, Death or Disability of this Proxy Statement and in the table set forth within that section), the Enhanced Severance Benefit and up to $20,000 in outplacement services. The restrictive covenants agreement entered into between Ms. Ronning and the Company on April 19, 2024 includes a perpetual obligation to keep confidential information and trade secrets, provisions covering obligations with respect to non-competition, non-solicitation of employees and customers and non-disparagement, each of which apply to Ms. Ronning for 18 months following her separation. In addition to her entitlements under the Severance Plan, Ms. Ronning was also entitled to receive a payment of her $70,000 cash retention payment which vested as a result of the termination of his employment pursuant to the terms of the retention agreement, payable in installments in accordance with the General Release and Waiver.

Severance Arrangements
Our NEOs participate in the Severance Plan, which became effective January 1, 2013, and was amended and restated on October 25, 2021. The objectives of the Severance Plan are to enhance the attraction and retention of executive talent during corporate upheaval, enable management to evaluate and support potential transactions that might be beneficial to shareholders even though the result would be a change in control of the Company, and obtain important corporate protections upon terminations of employment. The plan is designed to reward executives for remaining with the Company when their prospects for continued employment following a change in control or other corporate upheaval may be uncertain. We chose to adopt the plan to protect shareholder value in such events by increasing the probability of retaining an intact management team.
In connection with the Omni Acquisition, in March 2024, the Committee supplemented the Severance Plan to provide that in the event of an involuntary “not-for-cause” termination between March 15, 2024 and December 31, 2025, recipients would receive change-in-control severance treatment pursuant to the Severance Plan and the acceleration of their unvested equity under the 2016 Plan.
In addition, on January 14, 2025, the Committee approved an amendment to the Severance Plan effective January 14, 2026 to shorten the notice period by which the Company must give participants notice of an adverse amendment or termination of the Severance Plan from twelve months to sixty days before such adverse amendment or termination can take effect. Effective January 14, 2026, participants will no longer be entitled to any pro-rata annual incentive for the fiscal year in which the termination occurs pursuant to Section 4.01(a)(iii) of the Severance Plan. For additional information, see Potential Payments Upon Termination, Change of Control, Death or Disability.
The severance benefits available to our NEOs under the Severance Plan are described in more detail under Potential Payments upon Termination, Change of Control, Death or Disability of this Proxy Statement and in the table set forth within that section.
Tax and Accounting Implications
Accounting for Executive Compensation. The Committee and management consider the accounting and tax effects of various compensation elements when designing our annual incentive and equity compensation plans and making other compensation decisions. Although the Committee designs the Company’s plans and programs to be tax-efficient and to minimize compensation expense, these considerations are secondary to meeting the overall objectives of the executive compensation program. We account for share-based compensation in accordance with GAAP. Consequently, share-based compensation cost is measured at the grant date based on the fair value of the award in accordance with ASC 718. We generally recognize share-based compensation expense ratably over the vesting period of each award except as otherwise required by ASC 718.

Other Compensation and Governance Policies
Risk Management
Our incentive program rewards reasonable risk-taking, accomplished through both program design and Committee processes.
Program design features for NEOs that mitigate risk include the following:
•Balanced mix of pay including base salary (fixed compensation) and a balance of annual (cash) and long-term (equity) incentives;
•Capped short-term incentives;
•Short-term incentive goals tied to financial goals of the corporate-level strategic plan;
•Annual equity-based incentive grants without backdating or repricing;
•Stock ownership guidelines applicable to senior executive officers, as described below;
•Prohibition on hedging and pledging Company Common Stock, as described below; and
•A compensation recoupment or “clawback” policy, as described below.
Committee processes mitigating risk include:
•Overall administration of executive plans by the Committee;
•Reasonable short-term incentive goals;
•Financial performance objectives based upon budget objectives that are reviewed and approved by the Committee and the Board;
•Avoidance of steep payout cliffs;
•Ongoing and active discussion between the Committee and management regarding process on short-term and long-term goals; and
•Committee authority to pay less than the maximum short-term incentive amount after assessing the proper alignment with shareholder interests and overall contribution and performance of the executive officers.
Other incentive programs either have similar characteristics or are small in potential payout amount.
Stock Ownership Guidelines
The Company has adopted executive stock ownership and retention guidelines (the “Ownership Guidelines”). These Ownership Guidelines are applicable to executive officers, including the NEOs. Our Ownership Guidelines are designed to increase executives’ equity stakes in the Company and to align executives’ interests more closely with shareholders’. The Ownership Guidelines require covered executives to own, and hold during their tenure with the Company, shares of Company Common Stock sufficient in number to satisfy the relevant amount specified below as a multiple of the executive’s annual base salary. The NEOs and other executive officers are reflected in the chart below:

Position	Value of Company Common Stock
Chief Executive Officer	6 times base salary
Presidents, COO, CFO, CCO, and CLO	3 times base salary
All other executive officers	2 times base salary
Until the executive achieves the applicable ownership level, he or she is required to retain 50% of the net number of shares of Company Common Stock acquired through Company-provided stock-based awards, the vesting of restricted stock awards, the delivery of shares in settlement of stock units or performance share awards, or the delivery of shares to the executive through any other incentive compensation arrangement. No retention requirement applies under the Ownership Guidelines to shares acquired in excess of the requisite ownership level. Shares underlying unexercised stock options and unvested or unearned performance share awards or performance units do not count towards the stock ownership guidelines. The Ownership Guidelines allow unvested restricted stock to count towards the stock ownership guidelines. In 2024, fluctuations in stock price caused executive officers to fall out of compliance with these requirements. The Board continues to monitor the progress of each executive officer towards meeting their ownership guidelines and will determine what actions, if any, to take to address the noncompliance.

Prohibition Against Hedging and Pledging
The Company’s Insider Trading Policy prohibits executive officers from engaging in any form of hedging transaction. In addition, the policy prohibits executive officers from holding Company securities in margin accounts and from pledging Company securities as collateral for loans. The Company believes that these policies further align our executives’ interests with those of our shareholders.
Equity Grant Practices
We grant most equity-based awards, including any stock options, on a predetermined schedule aligned with the annual executive compensation review cycle, whereby the Compensation Committee approves grants to executive officers and other employees at the Board’s February meeting which is generally set at least one year in advance of the meeting. For 2024, equity grants were approved approximately one week prior to our release of earnings for the prior year. From time to time, the Compensation Committee may grant additional one-time equity-based awards to key employees.
The Compensation Committee does not take into account material non-public information when determining the timing and terms of equity-based awards, and the Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Clawback Policies
We maintain two compensation recoupment, or “clawback,” policies. As required by the Dodd-Frank Wall Street Reform and Consumer Protection (Dodd-Frank) Act (Dodd-Frank Act) and related rules and regulations of the SEC and NYSE, the Company adopted an Executive Officer Clawback Policy, effective October 2, 2023, that applies to all of our current and former executive officers in the event of a financial restatement, as further described below. In addition, we continue to maintain a recoupment policy that is applicable to all employees and in circumstances beyond those set forth in the Executive Clawback Policy.
Dodd-Frank Executive Officer Clawback Policy
In 2023, the Board adopted the Executive Officer Clawback Policy pursuant to which the executive officers and certain other non-executive officers are required to repay or return to the Company erroneously awarded compensation upon an accounting restatement. The Executive Officer Clawback Policy is in material compliance with all applicable SEC regulations promulgated to comply with Section 954 of the Dodd-Frank Wall Street Reform and

Consumer Protection Act of 2010, including Rule 10D-1 promulgated under the Securities Exchange Act of 1934, as amended, and the rules adopted by Nasdaq.
The Executive Officer Clawback Policy is triggered if we are required to prepare an accounting restatement of our financial statements due to any material noncompliance with a financial reporting requirement under the securities laws. Once the policy is triggered, the Committee will require recoupment of any erroneously-awarded compensation received by a current or former executive officer during the three completed fiscal years immediately preceding the date we are required to prepare an accounting restatement. The Executive Officer Clawback Policy is a “no-fault” policy and recoupment is required regardless of whether a current or former executive officer contributed to the restatement.
For purposes of the policy, erroneously-awarded compensation is the amount of incentive-based compensation paid to a current or former executive officer that exceeds the incentive-based compensation the executive officer would have been paid had it been based on the restated financial statements. Incentive-based compensation includes any compensation granted, earned or vested based wholly or in part on the attainment of a financial reporting measure (meaning a measure determined and presented in accordance with the accounting principles used in preparing our financial statements and any measure that is derived in whole or in part from such measure).
The Committee will determine the timing and method of recoupment of erroneously-awarded compensation in its sole discretion pursuant to the policy. Recoupment is required unless recovery would be impracticable, as set forth in the policy.
Policy on Recoupment of Executive Compensation
The Company has adopted a discretionary incentive compensation clawback policy (the “Recoupment Policy”) that applies to its executive officers, including the NEOs, and certain other specified employees. This policy allows the Company to seek reimbursement of incentive compensation paid or awarded to executive officers in any of the circumstances listed below.
•A determination is made that the executive officer engaged in fraud, theft, misappropriation or embezzlement.
•A determination is made that the Company is required to file an accounting restatement with the SEC that either resulted from the intentional misconduct of the executive officer or, regardless of the existence of intentional misconduct, results in a material negative revision of a financial or operating measure that was used to determine incentive compensation.
•Any other material negative revision of a financial or operating measure within 36 months after such financial or operating measure served as the basis on which incentive compensation was awarded or paid to the executive officer.
•An error or calculation of the executive officer’s incentive compensation payout within six months after such erroneous amount is paid.
•Material violations of the Company’s Business Code of Conduct and Ethics that could reasonably lead to a material financial or reputational harm to the Company.
•The executive officer is terminated from employment by the Company due to a felony conviction or the failure to contest prosecution for a felony or, in the Committee’s determination, for such executive officer’s gross negligence, willful misconduct or dishonesty, any of which could reasonably lead to material financial or reputational harm to the Company.

The executive officer’s failure to report or reckless failure to supervise his or her direct reports that, in the Committee’s determination, resulted in such executive officer’s failure to detect, in each case, gross negligence, willful misconduct or dishonesty on the part of others, any of which could reasonably lead to material financial or reputational harm to the Company.
The Recoupment Policy allows the Company to recover incentive compensation awarded to the affected executive officers, including, but not limited to, bonuses, annual, periodic or long-term cash incentive compensation, stock-based awards and the Company Common Stock acquired thereunder, and sale proceeds realized from the sale of Company Common Stock acquired through stock-based awards. All actions taken and decisions made relating to the Recoupment Policy are in the Committee’s sole and absolute discretion.
Key Provisions of the 2016 Plan and the Proposed 2025 Plan
The Company’s 2016 Plan and the proposed 2025 Plan incorporate certain terms and procedures that reflect the current compensation philosophy of the Company’s Compensation Committee. Specifically, the 2016 Plan and the proposed 2025 Plan prohibit the re-pricing or cash-out of underwater stock options and SARs without prior shareholder approval. They each also provide that the taking of certain permitted actions affecting outstanding awards in the event of a change in control of the Company will be conditioned upon the consummation of the transaction giving rise to the change in control and will not be taken with respect to any awards that are subject to the provisions of Section 409A of the Internal Revenue Code (“Section 409A”) if the action would result in a violation of Section 409A. Finally, awards granted under the 2016 Plan and the proposed 2025 Plan are, and will be, made subject to the Recoupment Policy.
At this Annual Meeting, shareholders are being asked to approve the 2025 Plan and 2025 NED Plan, respectively. For additional information regarding the proposed 2025 Plan and 2025 NED Plan, see Proposals 2 and 3 within this Proxy Statement.
Compensation Committee Report on Executive Compensation
The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Forward Air Corporation specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Form 10-K filed with the SEC.

Submitted By:
Michael B. Hodge, Chair during 2024
Charles L. Anderson
Valerie A. Bonebrake
Dale W. Boyles
Jerome Lorrain
The Compensation Committee of The Board of Directors

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows the compensation earned in 2024, 2023 and 2022 by the NEOs.

Name and	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Principle Position
Shawn Stewart,	2024	588,462	400,000	3,234,892	—	336,000	4,905	4,564,259
Chief Executive Officer(4)
Michael L. Hance,	2024	593,462	—	1,160,000	—	210,000	32,424	1,995,886
Chief Legal Officer	2023	456,000	—	393,750	131,250	51,300	11,712	1,044,012
and Secretary(4)	2022	440,000	—	393,750	131,250	853,380	10,832	1,829,212
Thomas Schmitt	2024	273,435	—	—	—	30,408	613,485	917,328
Former President and CEO(4)	2023	902,000	—	2,543,333	1,271,667	123,080	26,241	4,866,321
	2022	877,777	—	1,916,667	958,333	2,280,250	22,783	6,055,810
Jamie Pierson,	2024	300,481	250,000	1,025,000	—	131,250	1,985	1,708,716
Chief Financial Officer(5)
Rebecca J. Garbrick	2024	277,404	—	550,000	—	103,530	6,332	937,266
Former CFO and	2023	400,000	—	375,000	125,000	55,800	10,689	966,489
Treasurer(5)	2022	385,000	—	326,250	108,750	743,820	10,689	1,574,509
Joseph M. Tomasello,	2024	349,481	—	605,000	—	147,000	2,967	1,104,448
Chief Information Officer(6)
Chris C. Ruble,	2024	600,597	—	1,250,000	—	—	113,268	1,963,865
Former President and COO(6)	2023	606,000	—	525,000	175,000	97,263	12,955	1,416,218
	2022	585,000	—	468,750	156,250	1,146,893	9,452	2,366,345
Nancee Ronning,	2024	195,442	—	730,000	—	74,374	663,658	1,663,474
Former CPO(7)

(1)
Represents the aggregate grant date fair value of restricted share and performance share awards (and assuming achievement at target for such performance share awards). The fair values of these awards were determined in accordance with ASC 718. The awards for which the aggregate grant date fair value is shown in this table include the awards described in the Grants of Plan-Based Awards for Fiscal 2024 Table within this Proxy Statement. The assumptions used in determining the grant date fair values of these awards are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.

(2)	Represents cash incentives earned under the 2024 Annual Cash Incentive Plan.

(3)	See the “All Other Compensation Table” below for additional information.
(4)	On February 9, 2024, Mr. Schmitt ceased serving as Chairman, President and Chief Executive Officer of the Company and as a member of the Board. At that time, Mr. Hance was appointed as Interim Chief Executive Officer of the Company in addition to his roles as Chief Legal Officer and Secretary. Mr. Stewart was appointed as our Chief Executive Officer on April 28, 2024.

(5)	On May 20, 2024, Ms. Garbrick ceased serving as Chief Financial Officer and Treasurer. At that time, Mr. Pierson was appointed as Interim Chief Financial Officer and began serving on a permanent basis on July 3, 2024.

(6)	Mr. Ruble was appointed as President of the Company in addition to his role as Chief Operating Officer following Mr. Schmitt’s departure as Chairman, President and Chief Executive Officer. Mr. Ruble ceased serving as President and Chief Operating Officer on December 6, 2024.

(7)	On May 31, 2024, Ms. Ronning ceased serving as Chief Commercial Officer, and Mr. Brandt assumed the role on January 13, 2025.

All Other Compensation Table
The following table shows the components of “all other compensation” earned in 2024 by the NEOs.

Name	401(k) Match ($)	Long-Term Disability Insurance ($)(1)	Other ($)(2)	Total ($)
Shawn Stewart	4,327	578	—	4,905
Michael L. Hance	5,175	1,880	25,369	32,424
Thomas Schmitt	4,457	253	608,775	613,485
Jamie Pierson	1,442	542	—	1,984
Rebecca J. Garbrick	5,175	1,157	—	6,332
Joseph M. Tomasello	1,087	1,880	—	2,967
Chris C. Ruble	932	1,808	110,528	113,268
Nancee Ronning	4,875	831	657,952	663,658

(1)	Represents premiums paid by the Company for long-term disability insurance for officers.
(2)	Represents (i) severance payments pursuant to the Company’s Severance Plan equal to $608,775 for Mr. Schmitt, $33,061 for Mr. Ruble and $657,952 for Ms. Ronning; and (ii) gross-ups equal to $25,369 for Mr. Hance and $57,467 for Mr. Ruble.

Grants of Plan-Based Awards for Fiscal 2024
In this table, we provide information about each grant of awards made to an NEO in the most recently completed year. This includes the awards under the Company’s Annual Cash Incentive Plan, as well as performance share awards or restricted stock awards. Please note that the below discussion does not include compensation amounts for Mr. Schmitt as he ceased being employed by the Company in February 2024 and did not receive any plan-based compensation awards for 2024.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Shares to be Issued Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (#)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Thres-hold	Target	Maxi-mum	Thres-hold	Target	Maxi-mum
Name	Award Type	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)(2)	(3)
Shawn Stewart	Annual Cash Incentive Plan		225,000	900,000	1,800,000
	Performance Shares(4)	4/29/24				38,217	76,433	152,866			2,087,385
	Restricted Stock	4/29/24							50,955		1,147,507

Michael L. Hance	Annual Cash Incentive Plan		93,750	375,000	750,000
	Performance Shares(4)	3/15/24				19,685	39,370	78,740			300,000
	Restricted Stock	3/15/24							10,710		300,000
	Restricted Stock (5)	3/15/24							19,993		560,000

Jamie Pierson	Annual Cash Incentive Plan		117,188	468,750	937,500
	Performance Shares(4)	7/3/24				7,547	15,093	30,186			262,500
	Restricted Stock	7/3/24							25,707		500,000
	Restricted Stock	7/3/24							19,444		262,500

Rebecca J. Garbrick	Annual Cash Incentive Plan		93,750	318,750	750,000
	Performance Shares(4)	3/15/24				18,045	36,089	72,178			275,000
	Restricted Stock	3/15/24							9,818		275,000

Joseph M. Tomasello	Annul Cash Incentive Plan		93,750	262,500	750,000
	Performance Shares(4)	3/15/24				10,663	21,325	42,650			162,500
	Restricted Stock	3/15/24							5,801		162,500
	Restricted Stock (5)	3/15/24							9,996		280,000

Chris C. Ruble	Annul Cash Incentive Plan		93,750	468,750	750,000
	Performance Shares(4)	3/15/24				27,887	55,774	111,548			425,000
	Restricted Stock	3/15/24							15,713		425,000
	Restricted Stock (5)	3/15/24							14,281		400,000

Nancee Ronning	Annual Cash Incentive Plan		93,750	318,750	750,000
	Performance Shares(4)	3/15/24				14,764	29,528	59,056			225,000
	Restricted Stock	3/15/24							8,033		225,000
	Restricted Stock (5)	3/15/24							9,996		280,000

(1)	Amounts included in the table above represent the threshold (which we refer to as “downside”), target and maximum (which we refer to as “stretch”) potential payout levels related to both the corporate and individual objectives for the fiscal year 2024 under the Company’s Annual Cash Plan. The awards also provide for low and high potential payout levels as described under “Key Elements of Executive Compensation Program - Annual Cash Incentive Awards” in the Compensation Discussion and Analysis. The payments for these awards have already been determined and were paid to the NEOs and disclosed in the Summary Compensation Table.

(2)	Each grant vests equally over a three-year period with the first vesting occurring on the one-year anniversary of the grant date.

(3)	Represents the aggregate grant date fair value of performance share and restricted stock. The fair value of those awards was determined in accordance with ASC 718. The assumptions used in determining the grant date fair value of these awards are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.

(4)
The performance shares vest two-and-a-half months after the last day of the three-year performance period. The number of shares earned are based on the TSR of Company Common Stock compared to the TSR of a peer group. See the Long-Term Equity Incentive Awards section of this Proxy Statement for additional information.

(5)	Represents a one-time retention grant awarded to certain NEOs as described under “Retention Awards” in the Compensation Discussion and Analysis.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information about outstanding equity awards at December 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares of Stock That Have Not Vested (2)	Market Value of Shares of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (4)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(3)
Shawn Stewart	—	—	—	—	—	50,955	1,643,299	76,433	2,464,964
Michael L. Hance	5,303	—	58.40	2/5/2018	2/5/2025	33,042	1,065,605	41,492	1,333,117
	3,024	1,512	106.29	2/8/2022	2/8/2029	—	—	—	—
	1,101	2,201	115.42	2/7/2023	2/7/2030	—	—	—	—
Thomas Schmitt	100,000	—	64.26	9/1/2018	9/1/2025	—	—	—	—
	35,918	—	65.96	2/4/2020	2/4/2027	—	—	—	—
	39,139	—	75.05	2/2/2021	2/2/2028	—	—	—	—
	22,081	—	106.29	2/8/2022	2/8/2029	—	—	—	—
	10,664	—	115.42	2/7/2023	2/7/2030	—	—	—	—
Jamie Pierson	—	—	—	—	—	45,151	1,456,120	15,093	486,749
Rebecca Garbrick	2,506	1,253	106.29	2/8/2022	2/8/2029	11,944	1,456,120	37,982	1,224,920
	3,145	1,153	115.42	2/7/2023	2/7/2030	—	—	—	—
Joseph M. Tomasello	1,584	792	106.29	2/8/2022	2/8/2029	17,022	548,960	22,437	723,593
	577	1,153	115.42	2/7/2023	2/7/2030	—	—	—	—
Chris C. Ruble	3,600	—	106.29	2/8/2022	2/8/2029	—	—	—	—
	1,468	—	115.42	2/7/2023	2/7/2030	—	—	—	—
Nancee Ronning	1,730	—	115.42	2/7/2023	2/7/2030	—	—	30,100	970,725

(1)	Each grant vests equally over a three-year period from the date of grant. Stock options granted to our CEO vest upon the achievement of pre-established annual operating income goals within a three-year period.
(2)
The amounts shown represent restricted stock awards granted under the 2016 Plan. Each grant of restricted stock vests equally over a three-year period with the first vesting occurring on the one-year anniversary of the grant date.

(3)	The market value of the awards that have not vested is based on the closing price of Company Common Stock on Nasdaq on December 31, 2024, which was $32.25.
(4)
The amounts shown represent performance share awards granted under the 2016 Plan. The performance shares vest two-and-a-half months after the last day of three-year performance periods that end December 31, 2023, December 31, 2024, and December 31, 2025. The number of shares earned is based on either (a) the TSR of Company Common Stock compared to the TSR of a determined peer group or (b) the EBITDA Per Share compared to a pre-determined EBITDA Per Share target. See the Long-Term Equity Incentive Award section of this Proxy Statement for additional information. Shares presented represent the award at the target amount. The actual amounts that will be earned are dependent upon the achievement of pre-established performance goals during the respective performance cycles.

Option Exercises and Stock Vested
The following table shows information about options exercised or shares acquired on vesting during 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1) (2)
Shawn Stewart	—	—	—	—
Michael L. Hance	—	—	6,704	230,426
Thomas Schmitt	—	—	31,542	1,328,080
Jamie Pierson	—	—	—	—
Rebecca Garbrick	—	—	1,693	73,671
Joseph M. Tomasello	—	—	3,512	120,712
Chris C. Ruble	—	—	8,091	279,170
Nancee Ronning	—	—	20,246	351,046
(1) The value realized upon exercise or vesting is based on the market price on the date of exercise or vesting.

(2) Shares withheld for income tax purposes related to stock vested were as follows: Mr. Hance – 1,665 shares, Mr. Schmitt – 11,019, Ms. Garbrick – 543 shares, Mr. Tomasello – 1,117 shares, Mr. Ruble – 2,414 shares and Ms. Ronning – 6,059.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2024 with respect to shares of Company Common Stock that may be issued under the following existing equity compensation plans: the 2016 Plan, the Non-Employee Director Stock Plan (the “2016 NED Plan”), and the ESPP. Our shareholders have approved each of these plans.

Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued upon Exercise or Vesting of Outstanding/Unvested Shares, Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (1)($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (2)
Equity Compensation Plans Approved By Shareholders	1,018,054	77.08	1,559,423
Equity Compensation Plans Not Approved By Shareholders	—	—	—
Total	1,018,054	77.08	1,559,423

(1)	Excludes purchase rights accruing under the ESPP, which has an original shareholder-approved reserve of 500,000 shares. Under the ESPP, each eligible employee may purchase up to 2,000 shares of Company Common Stock at semi-annual intervals each year at a purchase price per share equal to 90% of the lower fair market value of Company Common Stock at the close of the (i) the first closing day of an option period or (ii) the last trading day of an option period.

(2)	Includes shares available for future issuance under the ESPP. As of December 31, 2024, an aggregate of 258,619 shares were available for issuance under the ESPP.

Employment Agreement with Shawn Stewart
On April 22, 2024, the Company entered into an employment agreement with Mr. Stewart (for purposes of this section, the “Stewart Employment Agreement”). Under the Stewart Employment Agreement, Mr. Stewart’s compensation consisted of an initial base salary of $900,000 and an annual target bonus set at 100% of base salary (pro-rated for 2024), with a maximum possible bonus of 200% of base salary. Mr. Stewart also received (i) a signing bonus of $400,000, (ii) 50,955 restricted shares of Company Common Stock, which vests equally on each of the first, second and third anniversaries of the grant date, subject to Mr. Stewart’s continuous employment through the applicable vesting date and (iii) 76,433 performance share units, with the performance period ending on December 31, 2026, in alignment with the performance period of other executive officers of the Company and subject to Mr. Stewart’s continuous employment through the applicable vesting date. Beginning in 2025, Mr. Stewart also began participating in the Company’s employee incentive programs, as administered by the Compensation Committee of the Board.
In addition to the Stewart Employment Agreement, Mr. Stewart entered into the Company’s standard form of participation and restrictive covenants agreement for senior executives (the “Restrictive Covenants Agreement”), which includes non-compete and non-solicit covenants that apply during employment and for twenty-four (24) months thereafter, and indefinite confidentiality, non-disparagement, publicity, and invention assignment covenants, and participates in the Severance Plan. Mr. Stewart entitlement to termination benefits, if any, and his continuing obligations to the Company following any termination will be determined by the Severance Plan and the Restrictive Covenants Agreement.
Employment Agreement with Thomas Schmitt
On June 6, 2018, the Company entered into an employment agreement with Mr. Schmitt (for purposes of this section, the “Schmitt Employment Agreement”). Under the Schmitt Employment Agreement, Mr. Schmitt’s compensation consisted of an initial base salary of $800,000 and an annual target bonus set at 100% of base salary, with a maximum possible bonus of 200% of base salary. Mr. Schmitt received a signing bonus of $413,000 and 25,000 restricted shares of Company Common Stock, which vested equally on each of the first, second and third anniversaries of the grant date. In addition, the Company granted Mr. Schmitt options to purchase up to 100,000 shares of Company Common Stock which options had an exercise price equal to the closing stock price of Company Common Stock on the grant date and vested on each of the first, second, and third anniversaries of the grant date.

Pursuant to the Schmitt Employment Agreement, in February 2020, Mr. Schmitt received an additional equity grant valued at approximately $1.4 million at the time of the grant which was designed similarly to the design used for other executive employees of the Company. Following 2020, Mr. Schmitt had continued to participate in the Company’s employee incentive programs, as administered by the Compensation Committee of the Board.
In addition to the Schmitt Employment Agreement, Mr. Schmitt entered into the Company’s Restrictive Covenants Agreement and participated in the Company’s Severance Plan.
On February 6, 2024, Mr. Schmitt ceased serving as Chairman, President and Chief Executive Officer of the Company and as a member of the Board, with his last day of employment being February 9, 2024. This event was a termination without cause, which meets the definition of an “Involuntary Termination” under the Severance Plan. Under the Severance Plan and subject to Mr. Schmitt’s execution and nonrevocation of a general release of claims, Mr. Schmitt is eligible to receive certain payments including a Severance Payment and Healthcare Assistance Payment (in each case, as defined under the Severance Plan) and up to $20,000 in outplacement services. These severance benefits as well as additional benefits received by Mr. Schmitt are set forth in that certain Separation and Release Agreement, dated March 19, 2023, which is discussed in greater detail within this Proxy Statement under the section entitled Potential Payments upon Termination, Change of Control, Death or Disability. The Restrictive Covenants Agreement entered into between Mr. Schmitt and the Company on May 27, 2022 includes a perpetual obligation to keep confidential information and trade secrets, provisions covering obligations with respect to non-competition, non-solicitation of employees and customers and non-disparagement, each of which apply to Mr. Schmitt for 24 months following his separation.

Offer Letter with Jamie Pierson

On July 3, 2024, the Company entered into an offer letter with Mr. Pierson (for purposes of this section, the “Pierson Offer Letter”). Under the Pierson Offer Letter, Mr. Pierson’s compensation consisted of an initial base salary of $625,000 and an annual target bonus (pro-rated for 2024) set at 75% of base salary, with a maximum possible bonus of 200% of base salary. Mr. Pierson is also eligible to receive a pro-rated long-term incentive award in 2024 having a target value of $525,000, which consisted of: (i) 50% of time-based restricted stock, which vests equally on each of the first, second and third anniversaries of the grant date, subject to Mr. Pierson’s continuous employment through the applicable vesting date and (ii) 50% of performance share units, that are subject to total shareholder return performance metrics and have a performance period commencing on Mr. Pierson’s start date of employment and ending on December 31, 2026. Beginning in 2025, Mr. Pierson became eligible to receive an annual long-term incentive award having a target grant value of $1,050,000, in the same form and in the same mix as is provided to other executive officers of the Company. Mr. Pierson also received (i) a one-time grant of restricted stock with a target aggregate value on the grant date equal to $500,000, which will vest on the first anniversary of the grant date and (ii) a one-time cash bonus of $250,000, which was payable within 30 days. In addition, Mr. Pierson entered into the Company’s standard form of participation and restrictive covenants agreement for senior executives, which includes non-compete and non-solicit covenants that apply during employment
Other than the employment agreements and offer letter discussed above, the Company does not have employment agreements with any of its other NEOs, but each NEO is a participant in the Severance Plan, which is discussed in greater detail within this Proxy Statement under the section entitled Potential Payments upon Termination, Change of Control, Death or Disability.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees to the annual total compensation of Mr. Stewart, who began serving as our CEO in April 2024. The pay ratio included in this disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable SEC guidance.
In 2025, to identify the median employee as well as to determine the annual total compensation of our median employee, we took the following steps:
•We determined that as of December 31, 2024, our total employee population consisted of 6,404 individuals (including full-time and part-time employees, other than our CEO) working at our parent company and consolidated subsidiaries. Of these individuals, approximately 3,520 employees were Omni employees that were assumed in connection with the Omni Acquisition in January 2024. As permitted by SEC rules, we excluded (a) the approximately 3,520 Omni employees that were assumed in connection with the Omni Acquisition, and (b) 14 of the remaining Canadian legacy Forward employees, which represented less than 5% of our remaining employee population. We then identified our “median employee” based on our remaining employee population of approximately 2,870.
•We identified the “median employee” by examining 2024 total cash compensation. For purposes of determining total cash compensation, we included base salary, incentive compensation, 401(k) match and overtime pay, as reflected in our payroll records. As permitted by SEC rules, we analyzed the total cash compensation of the remaining individuals (other than our CEO) who were employed as of December 31, 2024.
•We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.
For 2024, our last completed fiscal year:
•The annual total compensation of our median employee was $38,794; and

•For purposes of this disclosure, Mr. Stewart’s total annual compensation was $4,877,373. This amount equals the CEO’s compensation as reported in the Summary Compensation Table plus an additional amount that reflects the annualizing of his base salary and benefits-related compensation for 2024.
Based on this information, for 2024, the ratio of the annual total compensation of our CEO, to the total compensation of the median employee was 123.4 to 1.
Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

The following table discloses information on amounts from the Summary Compensation Table (“SCT”) and “compensation actually paid” (“CAP”) for each of the individuals that served as a principal executive officer (“PEO”) and to our other non-PEO NEOs (on average) and certain financial performance measures of the Company. For further information regarding the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with performance, see the Compensation, Discussion and Analysis (CD&A) section within this Proxy Statement.

Year	SCT Total for Mr. Schmitt (1)	CAP to Mr. Schmitt (2)(a)						Average CAP to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (millions) (7)	Relative TSR Performance Percentile (8)
			SCT Total for Mr. Hance (1)	CAP to Mr. Hance (2)(b)	SCT Total for Mr. Stewart (1)	CAP to Mr. Stewart (2)(c)	Average SCT Total for Non-PEO NEOs (3)		TSR (5)	Peer Group TSR (6)
2024	$917,327	$(1,625,001)	$1,995,885	$2,377,231	$4,564,259	$6,779,794	$1,475,554	$1,397,446	$46	$127	$(820)	0th
2023	$4,866,321	$(766,293)	N/A	N/A	N/A	N/A	$1,047,755	$320,635	$90	$120	$167	0th
2022	$6,055,810	$6,356,982	N/A	N/A	N/A	N/A	$1,742,416	$1,711,824	$150	$97	$193	64th
2021	$6,048,000	$9,065,745	N/A	N/A	N/A	N/A	$1,525,473	$1,726,305	$173	$121	$106	77th
2020	$3,200,911	$2,353,212	N/A	N/A	N/A	N/A	$1,006,555	$644,923	$110	$100	$24	42nd

(1) Mr. Schmitt served as our President and Chief Executive Officer until his departure in February 2024. At that time, Mr. Hance was appointed to serve as our interim Chief Executive Officer until April 2024, when Mr. Stewart was appointed as the permanent Chief Executive Officer. The amounts reported in these columns are the amounts of total compensation reported for Mr. Schmitt, Mr. Hance and Mr. Stewart for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation - Summary Compensation Table.”

(2)(a) The amounts reported in this column represent the amount of “compensation actually paid” to Mr. Schmitt, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Schmitt during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Schmitt’s total compensation for each year to determine the compensation actually paid:

Thomas Schmitt	2024	2023	2022	2021	2020
Reported Summary Compensation Table Total for PEO	$917,327	$4,866,321	$6,055,810	$6,048,000	$3,200,911
- Reported Value of Equity Awards	$—	$(3,815,000)	$(2,875,000)	$(2,875,000)	$(2,125,000)
+ Year End Fair Value of Equity Awards	$—	$1,499,165	$3,099,190	$4,472,901	$1,238,623
+ Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards	$—	$(3,472,861)	$234,398	$1,183,652	$176,287
+/- Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$(1,006,120)	$156,082	$(157,416)	$236,192	$(137,609)
+/- Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$(1,536,208)	$—	$—	$—	$—
+/- Value of Dividends Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	$—	$—	$—	$—	$—
Compensation Actually Paid to Thomas Schmitt	$(1,625,001)	$(766,293)	$6,356,982	$9,065,745	$2,353,212

(2)(b) The amounts reported in this column represent the amount of “compensation actually paid” to Mr. Hance, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Hance's during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Hance total compensation for each year to determine the compensation actually paid:

Michael Hance	2024
Reported Summary Compensation Table Total for Michael Hance	1,995,885
- Reported Value of Equity Awards	$(1,160,000)
+ Year End Fair Value of Equity Award	$1,830,328
+ Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards	$(73,880)
+/- Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$(198,437)
+/- Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$(16,665)
+/- Value of Dividends Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	$—
Compensation Actually Paid to Michael Hance	$2,377,231

(2)(c) The amounts reported in this column represent the amount of “compensation actually paid” to Mr. Stewart, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Stewart during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Stewart's total compensation for each year to determine the compensation actually paid:

Shawn Stewart	2024
Reported Summary Compensation Table Total for Shawn Stewart	4,564,259
- Reported Value of Equity Awards	$(3,234,892)
+ Year End Fair Value of Equity Awards	$5,450,426
+ Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards	$—
+/- Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$—
+/- Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$—
+/- Value of Dividends Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	$—
Compensation Actually Paid to Shawn Stewart	$6,779,794

(3) The amounts reported in this column represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Schmitt, Mr. Hance and Mr. Stewart) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Schmitt, Mr. Hance and Mr. Stewart, as applicable) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Jamie Pierson, Rebecca Garbrick, Chris C. Ruble, Nancee Ronning and Joseph M. Tomasello; (ii) for 2023, Michael L. Hance, Rebecca J. Garbrick, Chris C. Ruble and Kyle R. Mitchin; (ii) for 2022, Rebecca J. Garbrick, Chris C. Ruble, Michael L. Hance, and Kyle R. Mitchin; (iii) for 2021, Rebecca J. Garbrick, Scott E. Schara, Chris C. Ruble, Michael L. Hance and Michael J. Morris; and (iv) for 2020, Michael J. Morris, Scott E. Schara, Chris C. Ruble, Michael L. Hance and Matthew J. Jewell.

(4) The amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Schmitt, Mr. Hance and Mr. Stewart, as applicable), as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Schmitt, Mr. Hance and Mr. Stewart) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Schmitt, Mr. Hance and Mr. Stewart) for each year to determine the compensation actually paid, using the same methodology described above in Notes (2)(a), (2)(b) and (2)(c):

Average for Non-PEO NEOs	2024	2023	2022	2021	2020
Average Reported Summary Compensation Table Total for Non-PEO NEOs	$1,475,554	$1,047,755	$1,742,416	$1,525,473	$1,006,555
- Average Reported Value of Equity Awards	$(832,000)	$(518,750)	$(465,000)	$(448,000)	$(375,000)
+ Average Year End Fair Value of Equity Awards	$1,421,554	$223,513	$490,666	$615,596	$281,071
+/- Year Over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	$(22,857)	$(453,197)	$(4,743)	$144,644	$(19,014)
+/- Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$(37,281)	$21,314	$(51,515)	$12,362	$(153,176)
- Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$(607,524)	$—	$—	$(123,770)	$(95,513)
+ Average Value of Dividends Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	$—	$—	$—	$—	$—
Average Compensation Actually Paid to Non-PEO NEOs	$1,397,446	$320,635	$1,711,824	$1,726,305	$644,923

(5) Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.

(6) Represents the peer group TSR at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq Trucking and Transportation Stocks Index, which is the same peer group used for the Stock Return Performance Graph included in our Annual Report.
(7) The amounts reported represent the net income as reflected in the Company’s audited financial statements for the applicable year.
(8) Relative TSR Performance Percentile is based on the metric used for our TSR performance shares, as discussed in more detail within the Long-Term Equity Incentive Awards section of this Proxy Statement. Amounts shown in this table for each year reflect the Company’s one-year TSR relative to the one year TSR of the peer group used for the TSR performance shares awarded for that year. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Relative TSR Performance Percentile is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures

As described in greater detail in the CD&A, the Company’s executive compensation program reflects a pay-for-performance philosophy to support the achievement of short- and long-term financial, operational and strategic objectives. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase shareholder value. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•Operating Income
•Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization (Consolidated EBITDA)
•Unlevered Free Cash Flow
•Relative TSR Performance Percentile (the Company’s TSR as compared to a peer group established by the Compensation Committee)
Description of the Relationship between Pay and Performance
The following graphs illustrate the relationship between the amount of compensation actually paid to Mr. Schmitt, Mr. Hance and Mr. Stewart, as applicable, and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Schmitt, Mr. Hance and Mr. Stewart, as applicable) with the Company’s (i) cumulative TSR, (ii) net income and (iii) relative TSR performance percentile over the four years presented in the table. Compensation actually paid is impacted by numerous factors, including, but not limited to, the timing of new equity awards, vesting of outstanding awards, share price volatility and mix of performance metrics.
A large portion of the compensation actually paid to our NEOs is comprised of equity awards. As described in more detail in the CD&A, the Company targets that approximately 62% and 41% of the value of total compensation awarded to Mr. Schmitt, Mr. Hance and Mr. Stewart and other NEOs, respectively, is comprised of equity awards, including restricted stock, performance shares and stock options. Over the last five years, changes in the Company’s share price have led to changes in the compensation actually paid. The graphs below illustrate:
• From 2020 to 2021, the compensation actually paid to Mr. Schmitt increased by 285.2% and average compensation actually paid to our Non-PEO NEOs (excluding Mr. Schmitt) increased by 167.7%, cumulative TSR increased from $110 to $173 or 57.2%, net income increased from $23.7 million to $105.9 million or 346.8% and relative TSR performance percentile increased from the 42nd percentile to the 77th percentile.
• From 2021 to 2022, the compensation actually paid to Mr. Schmitt decreased by 29.9% and average compensation actually paid to our Non-PEO NEOs (excluding Mr. Schmitt) decreased by 0.8%, cumulative TSR decreased from $173 to $150 or 13.3%, net income increased from $105.9 million to $193.2 million or 82.4% and relative TSR performance percentile decreased from the 77th percentile to the 64th percentile.

• From 2022 to 2023, the compensation actually paid to Mr. Schmitt decreased by 112.1% and average compensation actually paid to our Non-PEO NEOs (excluding Mr. Schmitt) decreased by 81.3%, cumulative TSR decreased from $150 to $90 or 40.0%, net income decreased from $193.2 million to $167.4 million or 13.4% and relative TSR performance percentile decreased from the 64th percentile to the 0th percentile.
• From 2023 to 2024, the compensation actually paid to our current PEO, Mr. Stewart, increased by 984.8% and average compensation actually paid to our Non-PEO NEOs (excluding Mr. Schmitt, Mr. Hance and Mr. Stewart) increased by 337.3%, cumulative TSR decreased from $90 to $46 or 48.9%, net income (loss) decreased from $167.4 million to $(819.7) million or 589.8% and relative TSR performance percentile experienced no change.

For additional information regarding the Company’s executive compensation program, compensation setting process and compensation philosophy, see the Compensation, Discussion and Analysis (CD&A) section of this Proxy Statement.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$(1,000,000)
Cumulative TSR
(value of
initial $100 Investment)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$110
$173
$150
$90
$46
2020
2021
2022
2023
2024
Hance
Stewart
Schmitt
Average for Non-PEO NEO's
TSR

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$(1,000,000)
$400,000
$200,000
$-
$(200,000)
$(400,000)
$(600,000)
$(800,000)
$(1,000,000)
$23,733
$105,859
$193,191
$167,351
$(817,000)
2020
2021
2022
2023
2024
Hance
Stewart
Schmitt
Average for Non-PEO NEO's
Net Income

Compensation Actually Paid vs. Relative TSR Performance
Compensation Actually Paid
Relative TSR Performance Percentile
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$(1,000,000)
100
90
80
70
60
50
40
30
20
10
0
-10
42
77
64
0
0
2020
2021
2022
2023
2024
Hance
Stewart
Schmitt
Average for Non-PEO NEO's
Relative TSR Performance Percentile

Company TSR vs. Peer Group TSR
Cumulative TSR
(value of initial $100 investment)
$190
$170
$150
$130
$110
$90
$70
$50
$30
$173.00
$150.00
$121.00
$110.00
$127.00
$120.00
$100.00
$100.00
$97.00
$90.00
$46.00
2019
2020
2021
2022
2023
2024
FWRD Cumulative TSR
Peer Group

Potential Payments Upon Termination, Change of Control, Death or Disability
Under the Severance Plan, which is applicable to selected employees of the Company, including Mr. Stewart and the NEOs, each participant would receive severance benefits in the event his or her employment is terminated in certain circumstances. Under the Severance Plan, a participant would receive severance benefits if his or her employment is involuntarily terminated by the Company (other than for cause or upon death or disability, as those terms are defined in the Severance Plan) or in the event the participant voluntarily terminates his or her employment for “good reason” (as defined in the Severance Plan). The circumstances that permit a participant to terminate employment for good reason and receive severance benefits after a change in control differ from the more limited circumstances that permit a termination of employment for good reason prior to or absent a change in control. Generally, eligible participants would be entitled to the severance benefits included in the chart below upon an involuntary termination of their employment, in addition to any accrued obligations (such as unpaid salary through the termination date) and vested amounts to which they may be entitled under the Company’s benefit plans:

General Severance Upon Involuntary Termination Absent a Change in Control		Severance Upon Involuntary Termination as of or Within Two Years After a Change in Control
■	a lump sum severance payment in an amount equal to two years of the CEO’s annualized base salary, one and half years of the C-Suite employee’s annualized base salary and one year for all other participants’ annualized base salary	■	an amount equal to two times the sum of the participant’s annual base salary and target annual incentive amount

■	a pro-rata annual incentive for the fiscal year in which the termination occurs based on actual performance results, reduced by the amount of any annual incentive previously paid to the participant for such fiscal year	■	a pro-rata target annual incentive amount for the fiscal year in which the termination occurs, reduced by the amount of any annual incentive previously paid to the participant for such fiscal year

■	a lump sum healthcare assistance payment in an amount equal to the excess of the monthly COBRA premium to provide the group medical, dental, vision, and/or prescription drug plan benefits the participant had been receiving before the termination above the monthly premium payable by active employees under the Company’s healthcare plan for similar coverage, multiplied by 18 months for all NEOs other than the CEO and by 24 months for the CEO	■	a lump sum healthcare assistance payment in an amount equal to the excess of the monthly COBRA premium to provide the group medical, dental, vision, and/or prescription drug plan benefits the participant had been receiving before the termination above the monthly premium payable by active employees under the Company’s healthcare plan for similar coverage, multiplied by 24 months

■	access to up to $20,000 of employer-paid outplacement services for 12 months following termination	■	access to up to $20,000 of employer-paid outplacement services for 12 months following termination

In connection with the Omni Acquisition, in March 2024, the Compensation Committee amended the Severance Plan to provide enhanced severance protections for participating executives from March 15, 2024 to December 31, 2025. The amendment provides that a participating executive would be eligible to receive the severance benefits set forth above under “Severance Upon Involuntary Termination as of or Within Two Years After a Change in Control” in the event of a termination of employment by the Company “not for cause” that occurs from March 15, 2024 to December 31, 2025. In addition, the participant’s unvested equity under the 2016 Plan would vest upon such termination.

In January 2025, the Compensation Committee amended the Company’s Severance Plan to shorten the notice period by which the Company must give participants notice of an adverse amendment or termination of the Severance Plan from twelve months to sixty days before such adverse amendment or termination can take effect. In addition, effective January 14, 2026, participants will no longer be entitled to any pro-rata annual incentive for the fiscal year in which the termination occurs pursuant to Section 4.01(a)(iii) of the Severance Plan.

A condition in the Severance Plan is the execution of the Participation and Restrictive Covenants Agreement, which contains a non-competition and non-solicitation agreement with respect to the Company’s employees and customers. The term of the non-competition and non-solicitation prohibitions for the CEO and all other NEOs is 24 months and 18 months, respectively, following termination of employment. In addition, any severance benefits payable under the Severance Plan are subject to the execution by the participant of a general release of claims against the Company and certain affiliated persons and entities. The Severance Plan does not provide for any tax gross-up payments to participants. Payments and benefits under the Severance Plan are subject to recovery under any clawback, recovery or recoupment policy.

2024 NEO Separations

In connection with the negotiation of Mr. Schmitt’s separation from the Company, the Company and Mr. Schmitt entered into (i) a separation agreement (the “Schmitt Separation and Release Agreement”), effective March 19, 2024, setting forth the terms of Mr. Schmitt’s separation from the Company and (ii) an amended and restated restrictive covenants agreement originally entered into between Mr. Schmitt and the Company on May 27, 2022 (as amended and restated on March 19, 2024. the “Schmitt Restrictive Covenants Agreement”). The Schmitt Separation and Release Agreement provides for (i) compensation owed to Mr. Schmitt equal to $1,981,156, which is consistent with the amounts owed under the Severance Plan and described in the table below, (ii) accelerated vesting of Mr. Schmitt’s 2021 EBITDA and TSR performance share awards based on actual performance (additional detail regarding these awards was set forth in the Company’s 2022 annual proxy filed with the Securities and Exchange Commission on March 28, 2022) and (iii) the continued exercisability of all of Mr. Schmitt’s vested stock options until the earlier of (x) the applicable original expiration date and (y) February 9, 2029. The Schmitt Restrictive Covenants Agreement clarifies the definition of a competing business and adds a mutual non-disparagement provision.

On May 31, 2024, Ms. Ronning ceased serving as Chief Commercial Officer of the Company. This event was a termination without cause, which met the definition of an “Involuntary Termination” under the Severance Plan. Under the Severance Plan and subject to Ms. Ronning’s execution and non-revocation of a general release of claims, Ms. Ronning is eligible to receive certain payments under the Enhanced Severance Benefit including a Severance Payment and Healthcare Assistance Payment (in each case, as defined in the Enhanced Severance Benefit) and up to $20,000 in outplacement services. The restrictive covenants agreement entered into between Ms. Ronning and the Company on April 19, 2024 includes a perpetual obligation to keep confidential information and trade secrets, provisions covering obligations with respect to non-competition, non-solicitation of employees and customers and non-disparagement, each of which apply to Ms. Ronning for 18 months following her separation. In addition to her entitlements under the Severance Plan, Ms. Ronning was also entitled to receive a payment of her $70,000 cash retention payment which vested as a result of the termination of his employment pursuant to the terms of the retention agreement, payable in installments in accordance with the General Release and Waiver.

On May 20, 2024, Ms. Garbrick ceased serving as Chief Financial Officer of the Company. This event was a termination without cause, which met the definition of an “Involuntary Termination” under the Severance Plan. Under the Severance Plan and subject to Ms. Garbrick’s execution and non-revocation of a general release of claims, Ms. Garbrick was eligible to receive certain payments under the Enhanced Severance Benefit including a Severance Payment and Healthcare Assistance Payment (in each case, as defined in the Severance Plan) and up to $20,000 in outplacement services. The restrictive covenants agreement entered into between Ms. Garbrick and the Company on May 27, 2022 includes a perpetual obligation to keep confidential information and trade secrets, provisions covering obligations with respect to non-competition, non-solicitation of employees and customers and non-disparagement, each of which apply to Ms. Garbrick for 18 months following her separation. In addition to her entitlements under the Severance Plan, Ms. Garbrick was also entitled to receive a payment of her $100,000 cash retention payment which vested as a result of the termination of her employment pursuant to the terms of the retention agreement.

On December 6, 2024, the Company announced that Mr. Ruble, the Company’s President and Chief Operating Officer, would be departing from the Company effective December 6, 2024. Mr. Ruble’s departure was a termination without cause, which meets the definition of an “Involuntary Termination” under the Severance Plan, in which Mr. Ruble is a participant. Under the Severance Plan and subject to Mr. Ruble’s execution and nonrevocation of a general release of claims, Mr. Ruble is eligible to receive certain payments including a Severance Payment and Healthcare Assistance Payment (in each case, as defined in the Severance Plan) and up to $20,000 in outplacement services. In addition to his entitlements under the Severance Plan, Mr. Ruble will also receive a payment of $100,000, which shall be paid in installments in accordance with the general release and waiver. The restrictive covenants agreement entered into between Mr. Ruble and the Company on May 27, 2022 includes a perpetual obligation to keep confidential information and trade secrets, provisions covering obligations with respect to non-competition, non-solicitation of employees and customers and non-disparagement, each of which apply to Mr. Ruble for 18 months following his separation.

In addition to the benefits available under the Severance Plan, all of the NEOs are eligible to receive certain other benefits in the event of specific termination of employment, including as a consequence of a change in control. Under the Company’s Annual Incentive Plan, any unpaid incentive amounts previously earned under this plan would be payable to any NEO terminated without cause. Beginning with long-term incentive grants made in 2016 made pursuant to either the Stock Incentive Plan or 2016 Plan, vesting of such awards upon a change in control is double-trigger (i.e., not accelerated unless the awards are not assumed or converted by the acquirer or in the event there is an involuntary termination of employment in connection with or within 24 months after the change in control).

The following table shows the estimated benefits payable to each NEO in the event of termination of employment or change of control of the Company. The amounts shown assume that a termination of employment or a change of control occurs on December 31, 2024. The amounts do not include payments or benefits provided under insurance or other plans that are generally available to all full-time employees.

Name	Involuntary Termination Without Cause ($)	Death and Disability ($)	Change in Control ($)
Shawn Stewart
Severance(1)	1,800,000	—	3,600,000
Annual Incentive(2)	336,000	336,000	336,000
Accelerated Vesting of Equity(3)		2,220,805	4,108,263
Insurance Benefits(4)	42,467	—	42,467
Placement Services(5)	20,000	—	20,000
Total	2,198,467	2,556,805	8,106,730
Jamie Pierson
Severance(1)	937,500	—	2,188,000
Annual Incentive(2)	131,250	131,250	131,250
Accelerated Vesting of Equity(3)	—	1,545,563	1,942,869
Insurance Benefits(4)	14,055	—	18,739
Placement Services(5)	20,000	—	20,000
Total	1,102,805	1,676,813	4,300,858
Thomas Schmitt
Severance(1)	1,810,000	—	—
Annual Incentive(2)	34,408	—	—
Accelerated Vesting of Equity(3)		—	—
Insurance Benefits(4)	27,185	—	—
Placement Services(5)	20,000	—	—
Total	1,891,593	—	—
Rebecca J. Garbrick
Severance(1)	850,000	—	—
Annual Incentive(2)	103,530	—	—
Accelerated Vesting of Equity(3)	385,194	—	—
Insurance Benefits(4)	18,002	—	—

Placement Services(5)	20,000	—	—
Total(6)	1,376,726	—	—
Chris C. Ruble
Severance(1)	937,500	—	—
Annual Incentive(2)	230,609	—	—
Accelerated Vesting of Equity(3)	—	—	—
Insurance Benefits(4)	21,262	—	—
Placement Services(5)	20,000	—	—
Total	1,209,371	—	—
Michael L. Hance
Severance(1)	1,750,000	—	1,750,000
Annual Incentive(2)	210,000	210,000	210,000
Accelerated Vesting of Equity(3)	2,403,722	1,456,633	2,403,722
Insurance Benefits(4)	31,788	—	42,384
Placement Services(5)	20,000	—	20,000
Total(6)	4,415,510	1,666,633	4,426,106
Joseph M. Tomasello
Severance(1)	1,226,000	—	1,226,000
Annual Incentive(2)	147,000	147,000	147,000
Accelerated Vesting of Equity(3)	1,272,553	759,815	1,272,553
Insurance Benefits(4)	31,850	—	42,467
Placement Services(5)	20,000	—	20,000
Total(6)	2,697,403	906,815	2,708,020
Nancee Ronning
Severance(1)	1,487,500	—	—
Annual Incentive(2)	74,374	—	—
Accelerated Vesting of Equity(3)	333,463	—	—
Insurance Benefits(4)	33,977	—	—
Placement Services(5)	20,000	—	—
Total(6)	1,949,314	—	—

(1)	Severance includes: (a) base salary for two years for the CEO and one and half years for NEO’s if involuntary terminated without cause, or base salary for two years if terminated within two years following a Change in Control, and (b) in the event of termination within two years following a Change in Control, payment in the amount of two times the target annual incentive amount determined as of the termination date.
(2)	Annual Incentive includes: (a) target annual incentive if involuntary terminated without cause, death or disability, and (b) target annual incentive if terminated within two years following a Change in Control.

(3)	In the event of termination due to death or disability, the amount includes (a) the unvested restricted shares valued at the market price of Company Common Stock on December 29, 2024 ($32.25), (b) the unvested stock option awards multiplied by the excess, if any, of the market price of Company Common Stock on December 31, 2024 ($32.25) over the exercise price, and (c) the unvested performance shares, calculated as the target number of performance shares specified in each grant multiplied by the percentage of months of service completed in the full performance period, multiplied by the market price of Company Common Stock on December 31, 2024 ($32.25). In the event of termination due to a Change in Control, the amount includes (i) the unvested restricted shares valued at the market price of Company Common Stock on December 31, 2024 ($32.25), (ii) the unvested stock option awards multiplied by the excess, if any, of the market price of Company Common Stock on December 31, 2024 ($32.25) over the exercise price, and (iii) the greater of (x) 100% of the target number of unvested performance shares specified on the grant notice or (y) the number of performance shares that otherwise would have become vested as of the vesting date, based on the TSR multiplier attained as of the date of termination, shall become vested performance shares valued at the market price of Company Common Stock on December 31, 2024 ($32.25). For purposes of calculating the Change in Control amount, we assume that 100% of the target number of unvested performance shares is greater than the number of shares that would have become vested based on the TSR multiplier as of the date of termination. Participants in the Enhanced Severance Benefit receive Change in Control treatment with respect to equity vesting in the event of an involuntary termination prior to December 31, 2025.

(4)	Participants are entitled to a lump sum healthcare assistance payment in an amount equal to the excess of the monthly COBRA premium to provide the group medical, dental, vision, and/or prescription drug plan benefits the participant had been receiving before termination above the monthly premium payable by active employees under the Company’s healthcare plan for similar coverage, multiplied by 18 months for all NEOs other than the CEO and by 24 months for the CEO if the termination date is prior to or absent a Change in Control, or by 24 months if the termination date is on or within two years following a Change in Control.
(5)	Participants are entitled to access up to $20,000 of employer-paid outplacement services for 12 months following termination.

(6)	Participants in the Enhanced Severance Benefit which provides that in the event of an involuntary “not-for-cause” termination between March 15, 2024 and December 31, 2025, recipients would receive change-in-control severance treatment pursuant to the Severance Plan and the acceleration of their unvested equity under the 2016 Plan. Participants would not receive such benefits under the Enhanced Severance Benefit upon death or disability. This benefit expires on December 31, 2025.

PROPOSAL 2 — APPROVAL OF 2025 OMNIBUS INCENTIVE COMPENSATION PLAN
Summary of the Proposal
The Board has adopted, and recommends that the shareholders approve, the Forward Air Corporation 2025 Omnibus Incentive Compensation Plan (the “2025 Plan”). Under this proposal we are asking you to approve the 2025 Plan, which will make 1,300,000 shares of Company Common Stock available for issuance to our employees, directors and other eligible participants pursuant to incentive compensation awards. The 2025 Plan permits the grant of stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), stock awards, stock units, performance shares, performance units, and other stock-based or cash awards (collectively, “awards”) to eligible individuals. The Company will not grant any awards under the 2025 Plan before the Annual Meeting. The material features of the 2025 Plan are described below.

Shareholder approval of the 2025 Plan is required by the Nasdaq rules. The 2025 Plan is intended to replace our existing 2016 Omnibus Incentive Compensation Plan (the “2016 Plan”), which expires on February 8, 2026. If our shareholders approve the 2025 Plan, it will become effective on the date of the Annual Meeting and no further awards will be granted under the 2016 Plan thereafter. If our shareholders do not approve the 2025 Plan, the 2025 Plan will not go into effect and the 2016 Plan will remain in full force and effect, such that we may continue to grant awards under the 2016 Plan for so long as shares remain available under that plan or, if sooner, until the expiration of that plan on February 8, 2026.

We believe that equity awards are critical incentives to attracting, retaining and motivating our directors, officers and employees and are an important way of ensuring the interests of our talent are aligned with Company goals and shareholder interests. Adopting the 2025 Plan will enable us to continue to be able to grant equity awards to deserving individuals and remain competitive with our industry peers. We believe the granting of equity awards in this way is a common compensation practice and, given that it is a significant portion of our executives’ compensation program, it is critical for the retention of key employees during this transformational time for the Company. Awards under the 2025 Plan, especially those tied to performance, will further incentivize directors, officers, and employees, which is essential to driving value creation and directly supports the long-term interests of shareholders. If this proposal is not approved, we believe we would be at a significant disadvantage against our competitors who use this practice to attract, retain and motivate key employees. Additionally, without approval, there is a risk that we will be unable to make equity grants in 2026, further limiting our ability to reward and retain talent. If we are unable to grant equity awards, we may be forced instead to increase cash compensation at a time when we are seeking to be careful in our uses of cash, reducing resources available to meet our other business needs which may create a misalignment with shareholders.

A summary of the principal features of the 2025 Plan is provided below. A copy of the 2025 Plan is included as Annex A to this Proxy Statement.

Background

The purpose of the 2025 Plan is to (a) align the interests of our shareholders and the recipients of awards under the 2025 Plan by increasing the proprietary interest of such recipients in our growth and success; (b) advance our interests by attracting and retaining qualified employees and other persons providing services to us and/or our related companies; and (c) motivate such persons to act in the long-term best interests of our shareholders and our Company.

If the 2025 Plan is not approved by our shareholders, we will continue to operate the 2016 Plan in accordance with its existing terms.

Timing of Proposal
There are a number of reasons why we are seeking approval of the 2025 Plan at this time. The last time we asked our shareholders to approve a long-term equity incentive plan, in full, was the approval of the 2016 Plan in May 2016. The 2016 Plan has been amended a number of times since then to comply with changes in the law and industry trends and to increase the number of shares that may be issued under the 2016 Plan. Consistent with prior practice, we believe that adopting a new long term equity incentive plan in a form that reflects current practices and our needs is timely and appropriate.
As of April 30, 2025, there were approximately 625,461 shares remaining available under the 2016 Plan for issuance of new awards. Based on our historical grant practices and our current employee headcount, we project that the shares remaining available under the 2016 Plan would be exhausted prior to the expiration of the 2016 Plan. Approving the 2025 Plan will create a pool of 1,300,000 shares of Company Common Stock to be available for issuance under awards to participants. No further grants will be made under the 2016 Plan after the 2025 Plan is approved by our shareholders. Shares subject to outstanding awards under the 2016 Plan that are cancelled, forfeited, expired, terminated unearned or settled in cash, in each case without the issuance of shares, after the 2025 Plan is approved by our shareholders will be available for issuance under the 2025 Plan.
Factors Considered in Setting Size of Requested Share Reserve
Equity is Essential to Talent Acquisition and Retention
Our industry is intensely competitive with many well-established companies that compete directly and indirectly with us for talent. The share pool, if approved, would be used for grants not only to our executive officers and directors, but also to recruit and retain employees throughout our business. We firmly believe that employees with a stake in the future success of our business are highly motivated to achieve long-term growth and are well-aligned with the interests of our other equity-holders to increase shareholder value. It is essential that we continue the use of equity compensation to better position us in the market and allow us to retain our skilled employees while attracting talented new employees to help us achieve our objectives, which include increasing shareholder value by growing the business. The use of shares would enable us to reduce cash compensation costs while leveraging equity to retain employees critical to the long-term success of the Company. Without the approval of the 2025 Plan, once the 2016 Plan is exhausted, we will be very challenged to continue to compete in this highly competitive market. This could ultimately result in the loss of critical talent and inhibit our ability to meet our future growth objectives.
The Size of Our Share Reserve Request is Reasonable
The Compensation Committee thoughtfully evaluated the appropriate number of shares for which to seek shareholder approval. The Compensation Committee considered historical grant and forfeiture levels, recent market prices of the Company’s shares and the anticipated use of stock awards as an incentive and retention tool. The Compensation Committee is committed to being careful stewards of shareholder capital.
If our request to approve the 2025 Plan is approved, we will have approximately 1,300,000 shares available for grant for awards after the Annual Meeting. Based on our historical usage and forfeiture, we currently anticipate that this reserve will be a sufficient amount of equity for attracting, motivating and retaining employees, directors and consultants for approximately one year. However, the actual duration of the shares reserve will depend on currently unknown factors, such as the Company's stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures.
We Have Responsibly Managed Our Annual Burn Rate
Our Compensation Committee takes a thoughtful approach to managing our dilution and annual burn rate usage levels, taking into account business needs, competitive market practices, and our broader human resource management strategy. Our annual burn rates are calculated for each year as the number of shares issuable pursuant to equity awards granted in such year divided by the respective weighted-average common shares outstanding during the applicable years. Our annual burn rates for the applicable years were as follows:

Year	Burn Rate
2016	1.1%
2017	1.0%

2018	1.5%
2019	0.6%
2020	0.9%
2021	0.8%
2022	0.7%
2023	0.7%
2024	4.86%

As previously disclosed, in January 2024 we completed the Omni Acquisition, which added approximately 3,200 new employees to our Company. As a result, our increased burn rate for 2024 was primarily due to the Omni Acquisition. Our future burn rate will depend on a number of factors, including the number of participants in the 2025 Plan, the price per share of Company Common Stock, any changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.
Our Current Equity-Pay Mix Aligns Incentives with Shareholder Gains
The 2025 Plan enables the grant of stock options, restricted stock, restricted stock units, SARs, stock awards, stock unit awards, performance shares, cash-based performance units and other stock- and cash-based awards, each of which may be granted separately or in tandem with other awards.
Share Information as of April 30, 2025
The information included in this Proxy Statement and our 2024 Annual Report is updated by the following information regarding our unvested awards outstanding and our shares remaining available under all existing equity compensation plans (excluding our Employee Stock Purchase Plan or “ESPP”) as of April 30, 2025 (except as otherwise noted):

Element of Overhang	As of April 30, 2025
Total number of stock options outstanding(1)	247,307
Total number of full-value awards outstanding full value awards outstanding (includes restricted stock, restricted stock units, performance shares and deferred stock units)(2)	1,653,939
Shares remaining available for grant under the 2016 Plan(3)(4)	625,461
Shares remaining available for grant under the 2016 NED Plan(3)(4)	20,381
Total shares of Company Common Stock outstanding as of the Record Date	[____]
(1)No stock appreciation rights were outstanding as of April 30, 2025. The weighted-average exercise price of the stock options outstanding was $79.51 and the weighted-average remaining term of the stock options outstanding was 1.8 years.
(2)The number of shares subject to outstanding performance shares assume performance achievement at the maximum performance level.
(3)The 2016 Plan and the 2016 NED Plan are our only active equity plans (aside from our ESPP). The number of shares reserved for issuance under the 2025 Plan will be reduced by one share for every share subject to an award granted under the 2016 Plan between April 30, 2025 and June 11, 2025.
(4)The Board has terminated the 2016 Plan, effective June 11, 2025, contingent on shareholder approval of the 2025 Plan.

Promotion of Good Corporate Governance Practices

The 2025 Plan includes a number of responsible corporate governance provisions. These include, but are not limited to, the following:

Element	Description
No Evergreen Feature; No Liberal Share Recycling	There is no evergreen feature pursuant to which the shares authorized for issuance under the 2025 Plan can be automatically replenished without shareholder approval. Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of awards do not become available for issuance as future awards under the 2025 Plan.
Repricing Prohibited	The 2025 Plan prohibits any repricing, exchange or buyout of underwater stock options without shareholder approval.
Reloading Prohibited	Reload grants, or the automatic granting of additional stock options upon delivery of shares to satisfy the exercise price and/or tax withholding obligation under another outstanding stock option, are not permitted.
No Discounted Options or SARs	Stock options and SARs may not be granted with an exercise or grant price lower than the fair market value of the underlying shares on the date of grant.
Minimum Vesting Standards	The 2025 Plan includes minimum vesting standards for awards - no less than a three-year vesting period (in pro rata installments or a single installment, with the initial vesting date not earlier than 12 months after the date of grant) for awards that are not performance based and no shorter than a one-year performance period for performance-based awards. Exceptions to these minimum vesting standards may be made for death, disability, retirement or change in control of the Company and up to 5% of the initial share pool may be granted with less stringent or no vesting conditions.
Performance-Based Awards	The 2025 Plan permits the grant of performance-based stock and cash-incentive awards that are payable only upon the attainment of specified performance goals.
Limitations on Dividends on Performance-Based Awards	The 2025 Plan prohibits the payment of dividends or dividend equivalents on performance-based awards that have not yet met the performance criteria.
No Liberal Definition of Change in Control	The 2025 Plan’s definition of a change in control of the Company provides that any award benefits triggered by such a transaction are contingent upon the actual consummation of the transaction, not merely its approval by our Board or shareholders.
Double Trigger Vesting	Vesting of outstanding awards is not accelerated automatically upon a change in control of the Company unless the awards are not assumed or converted by the acquirer; rather, vesting will accelerate if the employee suffers an involuntary termination of employment in connection with or within 24 months after the change in control.
Summary of the 2025 Plan
The following summary describes the most significant features of the 2025 Plan. This summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2025 Plan, a copy of which is attached as Annex A to this Proxy Statement.
Eligibility and Participation
If approved, the Compensation Committee will select the individuals who will participate in the 2025 Plan. Eligibility to participate is open to officers, directors and employees of, and other individuals who provide bona fide services to or for, us or any of our affiliates. For eligibility purposes, an “affiliate” means any entity, whether previously, now or hereafter existing, that controls, is controlled by, or is under common control with, the Company or any successor to the Company.
The Compensation Committee may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our affiliates. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with us.
As of April 30, 2025, all employees of the Company, approximately 6,465 individuals, including 11 executive officers, and our ten non-employee directors are eligible to be selected as participants in the 2025 Plan.

Shares Available Under the 2025 Plan
The shares of Company Common Stock issuable pursuant to awards under the 2025 Plan will be shares authorized for issuance under our charter but unissued, including without limitation shares purchased in the open market or in private transactions.
Initial Share Pool. When the 2025 Plan becomes effective, 1,300,000 shares of Company Common Stock will be reserved for issuance pursuant to awards to be granted under the 2025 Plan (the “Share Pool”). As discussed above, no further awards will be granted under the 2016 Plan once the 2025 Plan becomes effective. Notwithstanding the foregoing, no more than 15% of the issued and outstanding shares of Company Common Stock on a fully diluted basis, assuming the exercise of all outstanding stock options granted under the 2025 Plan and the conversion of all warrants and convertible securities into shares of Company Common Stock, will be available for awards under the 2025 Plan. For the avoidance of doubt, such limit shall be calculated without consideration of the shares of Company Common Stock available for grant under the 2025 Non-Employee Director Stock Plan.
Adjustments to Share Pool. Following the effective date of the 2025 Plan, the Share Pool will be adjusted as follows:
•The Share Pool will be reduced by one share for each share of Company Common Stock made subject to an award granted under the 2025 Plan;
•The Share Pool will be increased by the number of unissued shares of Company Common Stock underlying or used as a reference measure for any award or portion of an award granted under the 2025 Plan or the 2016 Plan that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares; and
•The Share Pool will be increased by the number of shares of Company Common Stock that are forfeited back to us after issuance due to a failure to meet an award contingency or condition with respect to any award or portion of an award granted under the 2025 Plan or the 2016 Plan.
•The Share Pool will not be increased, however, by (i) shares of Company Common Stock used as a reference measure for any award that are not issued upon settlement of such award due to a net settlement or (ii) the number of shares of Company Common Stock withheld by or surrendered (either actually or through attestation) to us in payment of the exercise price or any tax withholding obligation that arises in connection with any award granted under the 2025 Plan or the 2016 Plan.
In the event of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting the Company or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company that occurs at any time after adoption of the 2025 Plan by the Board (including coincident with or prior to the effective date), our Board will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the award limitations described below and to the terms of outstanding awards.
Award Limitations
The following limitations on awards are imposed under the 2025 Plan.
•ISO Award Limit. No more than 1,300,000 shares of Company Common Stock may be issued in connection with awards granted under the 2025 Plan that are intended to qualify as incentive stock options under Section 422 of the Code.
Minimum Vesting and Performance Periods for Awards. Except as provided below, each award granted under the 2025 Plan is subject to (i) a minimum restriction period of 12 months from the date of grant if vesting of, or lapse of restrictions on, such award is based on the satisfaction of performance goals or (ii) a minimum restriction period of 36 months from the date of grant if vesting of, or lapse of restrictions on, such award is based solely on the participant’s satisfaction of specified service requirements with us or an affiliate, with such restriction period applied in either pro rata installments or a single installment, and with the final vesting or lapse of restrictions occurring no less than 12 months after the date of grant. If the grant of a performance award is conditioned on satisfaction of performance goals, the performance period must not be less than 12 months’ duration, but no additional minimum restriction period need apply to such award. Generally, the administrator does not have discretionary authority to waive the minimum restriction period applicable to an award, except in the case of death, disability, retirement, or a change in control of the Company. The administrator, however, does have discretion to grant awards that do not adhere to these minimum restriction period requirements, or otherwise may waive the requirements, with respect to awards for up to 75,000 shares, in the aggregate, which amount is equal to 5% of the initial Share Pool.
Treatment of Awards upon Dissolution or Liquidation or a Change in Control
Dissolution or Liquidation. Unless the administrator determines otherwise, all awards outstanding under the 2025 Plan terminate upon the dissolution or liquidation of the Company.
Termination of Awards. If any transaction results in a change in control (as defined in the 2025 Plan) of the Company, outstanding awards under the 2025 Plan terminate when such transaction becomes effective unless provision is made in connection with the transaction by the surviving or successor entity or a parent of such entity for outstanding awards to be continued or assumed or for equivalent awards to be substituted. In the event outstanding awards terminate in this manner, then except as otherwise provided in the applicable award agreement:
•The outstanding awards of stock options and SARs that terminate upon the effective time of the change in control transaction will, immediately before the effective time of the change in control, become fully exercisable, and the holders of such awards will be permitted to exercise the awards immediately prior to the change in control;
•The outstanding shares of restricted stock, the vesting on which depends, as of immediately prior to the effective time of the change in control, solely on the satisfaction of a service obligation by the participant to the Company and are not then subject to performance goals will, immediately before the effective time of the change in control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;
•The outstanding shares of restricted stock the vesting or restrictions on which are as of immediately prior to the change in control, subject to and pending achievement of performance goals will, immediately before the effective time of the change in control become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as would be determined under the applicable award agreement as though the applicable performance goals for the unexpired performance period are deemed to have been achieved at the target level set forth in the applicable award agreement;
•The outstanding restricted stock units, performance shares, performance units and other stock-based or cash awards, the vesting, earning or settlement of which depends, as of immediately before the effective time of the change in control, solely on the satisfaction of a service obligation by the participant to the Company and which is not subject to or pending achievement of performance goals will, immediately before the effective time of the change in control, become fully earned and vested and will be settled in cash or shares of Company Common Stock (consistent with the terms of the applicable award agreement after taking into account the effect of the change in control transaction on the shares) within 30 days following such change in control, subject to any applicable limitations imposed thereon by Section 409A of the Code; and
•The outstanding restricted stock units, performance shares and performance units and other stock-based or cash awards, the vesting, earning or settlement of which is, as of immediately before the effective time of the change in control, then subject to and pending achievement of performance goals will, immediately before the effective time of the change in control, become vested and earned in such amounts as would be determined under the applicable award agreement as though the applicable performance goals for the unexpired performance period are deemed to have been achieved at the target level set forth in the applicable award agreement, and shall be settled in cash or shares of Company Common Stock (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares) within 30 days following such change in control, subject to any applicable limitations imposed thereon by Section 409A of the Code.

Implementation of these vesting acceleration provisions is conditioned upon consummation of the change in control, not merely the approval of the transaction by our Board or shareholders.
Continuation, Assumption or Substitution of Awards. Unless otherwise provided in the applicable award agreement, if a change in control of the Company occurs via a transaction under which provision is made in connection with the transaction by the surviving or successor entity or a parent of such entity for outstanding awards to be continued or assumed or for equivalent awards to be substituted, then such awards will continue and will not accelerate unless double-trigger protections provided to participants holding outstanding awards are triggered. This means that if, coincident with the change in control or during the 24-month period following the change in control, a participant’s service with the surviving or successor entity is terminated involuntarily by the participant’s employer (other than for cause, as defined in the 2025 Plan, disability or death), the following accelerated vesting and payment rules will apply to the participant’s outstanding awards:
•Stock options and SARs will become fully exercisable and vested;
•Shares of restricted stock will become free of all restrictions and become fully vested and transferable;
•All restricted stock units, performance shares, performance units and other stock-based or cash awards will be considered to be vested, earned and payable at target level, any deferral or other restriction thereon will lapse, any restriction period thereon will terminate, and such restricted stock units, performance shares, performance units and other stock-based or cash awards will be settled in cash or shares of Company Common Stock (consistent with the terms of the award agreement after taking into account the effect of the change-in-control transaction on the shares) within 30 days following such termination of service (except to the extent that settlement of such awards or Substitute Awards (as defined below) must be made pursuant to their original schedule in order to comply with Section 409A of the Code); and
•The administrator may also make additional adjustments and/or settlements of outstanding awards as it deems appropriate and consistent with the 2025 Plan’s purposes.
Under the terms of the 2025 Plan, a change in control is generally defined as (i) any acquisition by a person or entity of more than 50% of the total fair market value or the combined voting power of the Company’s then outstanding shares through a tender or exchange offer, merger or other business combination; (ii) any acquisition by a person or entity of more than 40% of the combined voting power of the Company’s then outstanding shares through a tender or exchange offer, merger or other business combination (or an acquisition over the 12 month period ending on the date of the most recent acquisition by such person or persons); (iii) any acquisition (in a single transaction or series of transactions within a 12-month period) by a person or entity of assets from the Company that have a total gross fair market value equal to or more than 80% of the total gross fair market value of all the assets of the Company immediately before such acquisition or acquisitions; or (iv) the replacement of a majority of the Board members during any 12-month period whose appointment or election is not endorsed by two-thirds of the Company’s Board before the date of the appointment.
Types of Awards
The 2025 Plan enables the grant of stock options, SARs, stock awards, stock unit awards, performance shares, cash-based performance units and other stock- and cash-based awards, each of which may be granted separately or in tandem with other awards.
Stock Options and SARs. Stock options represent a right to purchase a specified number of shares of Company Common Stock from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or its subsidiaries may receive tax-qualified incentive stock options. The administrator may establish sub-plans under the 2025 Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the United States. SARs represent the right to receive an amount in cash, shares of Company Common Stock or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and SARs must have a term of no longer than ten years’ duration. Stock options and SARs must have an exercise price equal to or above the fair market value of shares of Company Common Stock on the date of grant except as provided under applicable law or with respect to stock options and SARs that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. As of April 28, 2025, the closing price of the Company Common Stock for the regular market session, as reported by Nasdaq, was $ 14.52.
Prohibition on Reload Options. Reload grants, or the automatic granting of additional stock options upon delivery of shares to satisfy the exercise price and/or tax withholding obligation under another outstanding stock option, are not permitted under the 2025 Plan.
Prohibition on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and SARs granted under the 2025 Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or SARs, nor may outstanding stock options or SARs be canceled in exchange for (i) cash, (ii) stock options or SARs with an exercise price that is less than the exercise price of the original outstanding stock options or SARs, or (iii) other awards, unless such action is approved by our shareholders.
Restricted Stock. Awards of restricted stock are actual shares of Company Common Stock that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time will be paid either at the dividend payment date or deferred for payment to such later date as determined by the administrator, and may be paid in cash or as unrestricted shares of Company Common Stock or may be reinvested in additional shares of restricted stock. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable performance goal related to such shares of restricted stock has been satisfied.
Restricted Stock Units. An award of restricted stock units represents a contractual obligation of the Company to deliver a number of shares of Company Common Stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of Company Common Stock are issued to the participant in settlement of stock units, the participant will not have any rights of a shareholder of the Company with respect to the stock units or the shares issuable pursuant to the stock units. Vesting of restricted stock units may be made subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related to the restricted stock units has been satisfied.
Performance Shares and Performance Units. An award of performance shares, as that term is used in the 2025 Plan, refers to shares of Company Common Stock or stock units that are expressed in terms of Company Common Stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the 2025 Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than Company Common Stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. Performance units also may include cash incentive awards granted in connection with the Company’s annual incentive program. The applicable award agreement will specify whether performance shares and performance units will be settled or paid in cash or shares of Company Common Stock or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.

The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Code.
Other Stock-Based or Cash Awards. The administrator may from time to time grant to eligible individuals awards in the form of other stock-based or cash awards on such terms and conditions as the administrator may determine, including, without limitation, cash awards in connection with any short-term or long-term cash incentive program established by the Company or an affiliate. Other stock-based or cash awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a stock option or SAR, (B) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in common stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Company Common Stock as determined by the administrator; provided, however, that dividend equivalents payable on other stock-based or cash awards that are granted as a performance award, rather than be paid on a current basis, will be accrued and made subject to forfeiture at least until achievement of the applicable performance goal related to such other stock-based or cash awards. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.
Adjustments to Awards for Corporate Transactions and Other Events
Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting us (any of such events being a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company, in either case which occurs at any time after adoption of the 2025 Plan by the Board (including coincident with or prior to the effective date), the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:
• the aggregate number and kind of shares of Company Common Stock or other securities on which awards under the 2025 Plan may be granted to eligible individuals;
• the maximum number of shares of Company Common Stock or other securities with respect to which awards may be granted during any one calendar year to any individual;
• the maximum number of shares of Company Common Stock or other securities that may be issued with respect to incentive stock options granted under the 2025 Plan;
• the number of shares of Company Common Stock or other securities covered by each outstanding award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding award; and
• all other numerical limitations relating to awards, whether contained in the 2025 Plan or in award agreements.
Discretionary Adjustments. In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such awards, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the shares of Company Common Stock subject to outstanding awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”). The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.
Amendment and Termination
Our Board or Compensation Committee may terminate, amend or modify the 2025 Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. No such amendment may be made without the approval of our shareholders, however, to the extent such amendment would (i) materially increase the benefits accruing to participants under the 2025 Plan, (ii) materially increase the number of shares of Company Common Stock which may be issued under the 2025 Plan or to a participant, (iii) materially expand the eligibility for participation in the 2025 Plan, (iv) eliminate or modify the prohibition on repricing of stock options and SARs, (v) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and SARs, or (vi) modify the prohibition on the issuance of reload or replenishment options.
The 2025 Plan is scheduled to expire on March 20, 2035.
Administration
The Compensation Committee of our Board is the administrator of the 2025 Plan. At any time the Board may serve as the administrator in lieu of or in addition to the Compensation Committee. Except as provided otherwise under the 2025 Plan, the administrator has plenary authority to grant awards pursuant to the terms of the 2025 Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the 2025 Plan.
With respect to any award to which Section 16 of the Exchange Act applies, the administrator shall consist of either our Board or the Compensation Committee, which committee shall consist of two or more directors, each of whom is intended to be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by Nasdaq.
Compliance with Listing Rules
While shares are listed for trading on any stock exchange or market, our Board and the administrator agree that they will not make any amendments, issue any awards or take any action under the 2025 Plan unless such action complies with the relevant listing rules.
Provisions Applicable to All Awards
Award Documents. Each award is evidenced by an award document that specifies the award terms, including the type of the award, the exercise price or grant price, if any, the number of shares subject to the award, the duration of the award and such other provisions as the Compensation Committee determines. The award document for a cash award may consist of a resolution of the administrator that memorializes the terms and conditions of such award which are thereafter communicated to the participant.
Termination of Employment/Other Relationship. Within the discretion of the Compensation Committee, each award document sets forth the extent to which the participant will have any rights with respect to the award following termination of the participant’s employment or other service relationship with the Company; provided that, such terms need not be uniform among all awards and may reflect distinctions based on the reasons for termination.
Nontransferability of Awards. Except as otherwise provided in the applicable award document for awards other than incentive stock options, no award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution or, with the prior written consent of the Administrator, by a participant to a “family member” of the participant as a gift. Under the 2025 Plan, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse (but expressly excluding ex-spouse), sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent (50%) of the voting interests. The 2025 Plan does not permit the transfer of an award pursuant to a domestic relations order in settlement of marital property rights.
Restrictions on Share Transferability. The Compensation Committee may impose such restrictions on any shares acquired pursuant to an award as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such shares.
U.S. Federal Income Tax Consequences
The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the 2025 Plan, based upon the provisions of the Code as of the date of this Proxy Statement, for the purposes of shareholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the 2025 Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S. As a result of the Tax Cuts and Jobs Act of 2017 (the “Act”), for tax years beginning after December 31, 2017, Section 162(m) of the Code limits to $1,000,000 the federal income tax deduction we can receive for annual individual compensation paid to certain current and former executive officers, subject to a transition rule for written binding contracts in effect on November 2, 2017, and not materially modified after that date. Prior to the Act, Section 162(m)’s deduction limit included an exception for “performance-based” compensation that permitted qualifying compensation to be deductible even if it exceeded the $1,000,000 limit. Now that the performance-based compensation exception is no longer available, the Company will no longer request shareholder approval for this purpose as there is no tax benefit from doing so. The Company will continue to seek shareholder approval of certain compensation plans as may be required by applicable law or regulation.
Stock Options and SARs. The grant of a stock option or SAR generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or SAR equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or SAR.
If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a SAR will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.
Full Value Awards. Any cash and the fair market value of any shares of Company Common Stock received by a participant under a full value award are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the Internal Revenue Service to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of Company Common Stock received by a participant are includible in income when the awards are paid. Any dividends or dividend equivalents paid on unvested full value awards are also ordinary income for participants.
Cash-Based Awards/Incentive Awards. Any cash payments an employee receives in connection with cash-based awards, including cash incentive awards, are includable in income by the participant in the year received or made available to the participant without substantial limitations or restrictions.
Section 409A. Section 409A of the Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of U.S. federal income tax purposes along with an additional tax equal to 20% of the amount included in U.S. federal income, and interest on deemed underpayments in certain circumstances. While certain awards under the 2025 Plan could be subject to Section 409A, the 2025 Plan and awards are intended to comply with the requirements of Section 409A, where applicable.
Anticipated Future Equity Awards
If the 2025 Plan is approved, future grants of awards, if any, will generally be subject to the Compensation Committee’s discretion, and therefore, in general, we cannot determine the number or type of awards that will be granted to any participant if the 2025 Plan is approved. As of the date of this Proxy Statement, no benefits or amounts have been granted, awarded or received under the 2025 Plan.
Shareholder Vote Requirement
This proposal must be approved by a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and therefore will have no effect on the vote. Unless otherwise directed therein, the proxies solicited hereby will be voted FOR approval of the 2025 Plan.
Recommendation of the Board
The Board recommends a vote “FOR” approval of 2025 Plan.

PROPOSAL 3 — APPROVAL OF 2025 NON-EMPLOYEE DIRECTOR STOCK PLAN
Summary of the Proposal
The Board has adopted, and recommends that the shareholders approve, the Forward Air Corporation 2025 Non-Employee Director Stock Plan (the “2025 NED Plan”). Under this proposal we are asking you to approve the 2025 NED Plan, which will make 400,000 shares of Company Common Stock available for issuance to our non-employee directors. The Company will not grant any awards under the 2025 NED Plan before the Annual Meeting. The material features of the 2025 NED Plan are described below.

Shareholder approval of the 2025 NED Plan is required by the Nasdaq rules. The 2025 NED Plan is intended to replace our existing Amended and Restated Non-Employee Director Stock Plan (the “2016 NED Plan”). If our shareholders approve the 2025 NED Plan, it will become effective on the date of the Annual Meeting and no further awards will be granted under the NED Plan thereafter. If our shareholders do not approve the 2025 NED Plan, the 2025 NED Plan will not go into effect and the 2016 NED Plan will remain in full force and effect, such that we may continue to grant awards under the 2016 NED Plan for so long as shares remain available under that plan.

A summary of the principal features of the 2025 NED Plan is provided below. A copy of the 2025 NED Plan is included as Annex B to this Proxy Statement.

We believe that equity awards are critical incentives to attracting, retaining and motivating our non-employee directors and are an important way of ensuring the interests of our non-employee directors are aligned with Company goals and shareholder interests. Adopting the 2025 NED Plan will enable us to continue to be able to grant equity awards to non-employee directors and remain competitive with our industry peers. We believe the granting of equity awards in this way is a common compensation practice and, given that it is a significant portion of our executives’ compensation program, it is critical for the retention of key employees during this transformational time for the Company. Awards under the 2025 Plan, especially those tied to performance, will further incentivize non-employee directors, which is essential to driving value creation and directly supports the long-term interests of shareholders. If this proposal is not approved, we believe we would be at a significant disadvantage against our competitors who use this practice to attract, retain and motivate non-employee directors. Additionally, without approval, there is a risk that we will be unable to make equity grants in 2026, further limiting our ability to reward and retain talent. If we are unable to grant equity awards, we may be forced instead to increase cash compensation at a time when we are seeking to be careful in our uses of cash, reducing resources available to meet our other business needs which may create a misalignment with shareholders.
Timing of Proposal
There are a number of reasons why we are seeking approval of the 2025 NED Plan at this time. Consistent with prior practice, we believe that adopting a new incentive plan in a form that reflects current practices and our needs is timely and appropriate.

As of April 30, 2025, there were approximately 20,381 shares remaining available under the 2016 NED Plan for issuance of new awards. Based on our historical grant practices and our historical practice, we project that the shares remaining available under the 2016 NED Plan would be exhausted by June 12, 2025 and before settlement of the 2024 annual compensation awards to non-employee directors. Approval of the 2025 NED Plan will create a pool of 400,000 shares of Company Common Stock to be available for issuance under awards to non-employee directors. No further grants will be made under the 2016 NED Plan after the 2025 NED Plan is approved by our shareholders and any shares remaining available for issuance under the 2016 NED Plan will not be carried over to the 2025 NED Plan.

The number of shares remaining from the initial share pool is insufficient to sustain the equity portion of the Company’s director compensation program. If this proposal is approved by our shareholders, 400,000 shares of Company Common Stock will be available for issuance with respect to grants of awards made on or after June 11,

2025 under the 2025 NED Plan and for the settlement of the 2024 annual compensation awards made to non employee directors in 2024. It is projected that the share pool established under this proposal, if approved by our shareholders, should enable the Company to operate the plan for approximately five years, based on the number of non-employee directors currently serving on the Board and historical grant practices.
Summary of the 2025 NED Plan
The following description of the principal features of the 2025 NED Plan, as proposed to be approved, is qualified in its entirety by reference to the applicable provisions of the plan document. The full text of the 2025 NED Plan is attached as Annex B to this Proxy Statement.

If the Company’s shareholders do not approve the 2025 NED Plan, the Company will continue to operate the 2016 NED Plan in its current form until the remaining share pool is exhausted. Please write to the Secretary at the address on the cover of this Proxy Statement to request a copy of the 2016 NED Plan in its current form. A copy of the 2016 NED Plan was included as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 24, 2025 and is also available for viewing on the Internet at the SEC’s website at www.sec.gov.
Summary of Material Provisions of the 2025 NED Plan, as proposed
Purpose. The 2025 NED Plan is designed to better enable the Company to attract and retain well-qualified individuals for service as directors of the Company. The plan provides non-employee directors with an opportunity to increase their ownership interest in the Company and thereby increase their personal interest in the Company’s continued success and align their interests with those of shareholders.
Eligibility. All members of the Board who are not employees or officers of the Company participate in the 2025 NED Plan. As of the date of this Proxy Statement, eleven directors are eligible to participate.
Shares Subject to the Plan. The 2025 NED Plan authorizes the issuance of up to 400,000 shares of Company Common Stock with respect to awards granted on or after June 11, 2025 in the form of restricted or unrestricted shares, restricted share units and nonqualified stock options. The number and kind of shares issuable under the 2025 NED Plan, and with respect to outstanding and subsequent awards, will be adjusted to reflect any reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering, or any change in capitalization of the Company. The Company Common Stock issued under the 2025 NED Plan will come from authorized but unissued shares of common stock, treasury shares, purchases by the Company on the open market or from any other proper source.
Administration. The Company’s Board is the plan administrator. As such, the Board has the power to construe the plan, to determine all questions arising under the plan and to adopt and amend rules and regulations for the administration of the plan. Such power includes the discretion to determine the form, size, timing and vesting of awards, and such discretion may be exercised with respect to future or then-outstanding awards and need not be exercised uniformly among all directors.
Grants of Awards. On the first business day after each Annual Meeting of Shareholders, each non-employee director is automatically granted an award in such form and quantity as the Board determines from year to year. Anyone who becomes an eligible non-employee director of the Company at a time other than on the date of an Annual Meeting of Shareholders receives, within 30 days of becoming an eligible director, a pro-rata grant reflecting the balance of the period remaining until the next Annual Meeting of Shareholders. Awards are in the form of restricted or unrestricted shares or nonqualified stock options. The number of shares that will be allocated under awards to eligible directors on the day after the 2025 Annual Meeting of Shareholders and subsequently is not presently determinable.
Although the 2025 NED Plan permits the grant of awards of unrestricted shares that are fully vested, nonforfeitable and freely transferable upon grant, the Board has not granted any such unrestricted share awards.

Likewise, although permitted under the 2025 NED Plan, no awards of nonqualified stock options have been made to non-employee directors since the plan’s inception. Only awards of restricted shares have been granted under the 2025 NED Plan.
Vesting Provisions of Awards. Unless otherwise determined by the Board, awards become vested and nonforfeitable on the earlier of (a) the day immediately prior to the first Annual Meeting of Shareholders that occurs after the grant date or (b) the first anniversary of the grant date, so long as the non-employee director’s service with the Company does not earlier terminate. If the director’s service with the Company terminates due to death or total disability, the awards that have not previously become vested and nonforfeitable become vested and nonforfeitable on the last day of the director’s service with the Company and, in the case of stock options, remain exercisable for one year but not beyond their expiration date. If the director’s service with the Company terminates for any other reason, the outstanding unvested awards are forfeited.
Terms and Conditions of Restricted Shares. Each grant of restricted shares is evidenced by an award agreement setting forth the terms and conditions of the award. All restricted share awards are non-vested and forfeitable when granted. Until vested, the director may not sell, assign, pledge or otherwise dispose of the shares, but otherwise has all incidents of ownership of such shares, including voting rights. Even though a restricted share award may be non-vested at the time, the director receives dividend payments on the restricted shares when dividends are paid to the Company’s shareholders. When the restricted shares become vested and nonforfeitable, the restrictions on transfer lapse.
Elective Deferral of Shares. Each director may elect to defer receipt of the shares under a restricted or unrestricted share award, but not an option award, until the director terminates service on the Board. Any such election must be made in accordance with applicable federal tax laws and is irrevocable once made. If a director elects to defer receipt of shares, the Company creates a bookkeeping reserve account to which it credits a number of stock units under the director’s name equal to the number of restricted or unrestricted shares that the director otherwise would have received on the respective grant date. Each stock unit represents the right to receive one share of Company Common Stock in the future when the director’s service terminates, subject to the same vesting terms and conditions that apply to the restricted share awards, as applicable. The stock units do not represent actual ownership in shares and the director does not have voting rights or other incidents of ownership until the shares are issued. The Company will, however, credit dividend equivalent payments in the form of additional, vested stock units to the bookkeeping reserve account for each cash dividend payment made by the Company. In the event that the 2025 NED Plan is terminated, the Company will continue to maintain the bookkeeping reserve accounts and settle stock units credited thereto only in accordance with the provisions of Section 409A of the Code.
Terms and Conditions of Options. In the event that the Board grants stock options under the 2025 NED Plan, each grant of options will be evidenced by an award agreement setting forth the terms and conditions of the award. The exercise price per share of an option will be 100% of the fair market value of a share of Company Common Stock as of the grant date. In general, under the terms of the plan, once an option becomes exercisable, it remains exercisable to the extent not exercised until its expiration date or earlier termination. The Board will determine the term of options, but in no event will options expire later than ten years after the grant date. If a director’s service with the Company terminates for any reason other than death or disability, unless the Board determines otherwise, the director’s options which are not then vested and exercisable will be cancelled and the remaining options will remain exercisable for 90 days thereafter or, if earlier, until the expiration date. Options are exercisable only by the director during his or her lifetime and may not be transferred other than by will or the laws of descent and distribution unless the Board of Directors provides otherwise.
Change in Control Transactions. Upon a change in control of the Company, non-vested restricted shares become fully vested and nonforfeitable and unexercised options not then exercisable become fully exercisable. In addition, upon a change in control of the Company, all outstanding options not exercised prior to or upon the change in control will terminate at the effective time of such change in control unless provision is made in connection with the transaction for the continuation, assumption or settlement of such options by, or for the substitution of equivalent options of, the surviving or successor entity or a parent thereof. All stock units will be settled in shares of

Company Common Stock or in cash at the discretion of the Board upon the change in control or as soon as practicable thereafter but in no event later than the close of the calendar year in which the change in control occurs.
If this proposal is approved by the Company’s shareholders, the definition of “change in control” will be modified to ensure that it comports with applicable federal tax laws with respect to nonqualified deferred compensation plans that are subject to Section 409A of the Code. Consequently, as proposed, “change in control” will mean an event that meets the conditions for a “change in the ownership of a corporation” or a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of the assets of a corporation” each within the meaning of Section 409A of the Code and Treas. Reg. §1.409A-3(i)(5) through being one or more of the following:
(i) any one person, or more than one person acting as a group, acquires, including without limitation through a tender or exchange offer, merger or other business combination, ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company;
(ii) any one person, or more than one person acting as a group, acquires, including without limitation through a tender or exchange offer, merger or other business combination, (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing more than 40% of the total voting power of the stock of the Company;
(iii) any one person, or more than one person acting as a group, acquires (or has acquired during the twelve-month period ending on date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 80% of the total gross fair market value of all the assets of the Company immediately before such acquisition or acquisitions; or
(iv) a majority of members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by two-thirds of the members of the Company’s Board before the date of the appointment or election.
Term of the Plan. The Board has approved the 2025 NED Plan on March 21, 2025, as summarized in this proposal, subject to approval by the shareholders of the Company at the 2025 Annual Meeting of Shareholders. If approved, it will continue in effect indefinitely until all shares of Company Common Stock approved for issuance under the 2025 NED Plan have been issued, unless the Board acts to terminate the plan sooner.
Amendment or Termination of the Plan. The Board may amend, suspend or terminate the 2025 NED Plan or any portion of it at any time as it determines appropriate, without further action by the Company’s shareholders, except to the extent required by applicable law or by any stock exchange upon which the Company Common Stock may be listed; provided, however, that no action of the Board to amend, suspend or terminate the plan may impair a director’s rights with respect to any grant of an award previously made under the plan without the director’s consent.
In addition, without the degree of shareholder approval required by the Company’s charter or bylaws, applicable law, or the rules and regulations of any exchange or trading market on which the Company’s securities are then traded, the Board may not: (a) increase the number of shares of Company Common Stock that may be issued under the plan, (b) increase the maximum size of awards that may be granted under the plan, or (c) modify the requirements as to eligibility for participation in the plan. The 2025 NED Plan also may be amended by the Board at any time, retroactively if required in the opinion of the Company, in order to ensure that the plan complies with the requirements of Section 409A of the Code or other applicable law or the rules and regulations of any exchange or trading market on which the Company’s securities are then traded. No such amendment will be considered prejudicial to any interest of a director.

U.S. Federal Income Tax Consequences
The following discussion of the U.S. federal income tax consequences relating to the 2025 NED Plan is based on present U.S. federal tax laws and regulations. This is not a complete description of the U.S. federal tax laws. A non-employee director may be subject to certain U.S. state and local taxes and non-U.S. taxes, which are not described below.
Restricted Shares. A non-employee director generally recognizes no income when the restricted shares are granted. However, the non-employee director may elect to recognize income equal to the fair market value of the underlying shares on the grant date. When the restricted shares vest, a non-employee director who did not recognize income on the grant date recognizes compensation equal to the fair market value of the underlying shares on that vesting date. Alternatively, a non-employee director who elected to recognize income on the grant date does not recognize, on the vesting date, the gain in or loss of value of the underlying shares. Such gain or loss will be recognized when the restricted shares are transferred. For the taxable year in which the non-employee director recognized compensation under the award, the Company generally may take a deduction for federal tax purposes in an amount equal to the income recognized by the non-employee director on the grant date or the vesting date, as applicable.
Stock Units. A non-employee director recognizes no income when the stock units are credited to the bookkeeping reserve account. When the stock units are settled, the non-employee director will recognize income for the year of the settlement equal to the fair market value of the shares received. Upon selling those shares, the non-employee director recognizes capital gain or loss equal to the sale price less the fair market value of the shares on the settlement date. The Company generally may take a deduction for federal tax purposes in an amount equal to the income recognized by the non-employee director on the settlement date. The grant of stock units under the Plan is intended to comply with Section 409A of the Code. If any of the Plan terms subjects a non-employee director to gross income inclusion, interest, or additional tax under Section 409A of the Code, those terms are inapplicable.
Options. A non-employee director recognizes no income when the options are granted. Upon exercising the options, the non-employee director recognizes compensation income equal to the excess of the fair market value of the underlying shares on that date over the exercise price. Upon the sale of the stock, the non-employee director recognizes capital gain or loss equal to the difference between the sale proceeds and the fair market value of the stock on the exercise date. The capital gain or loss is long-term if the stock was held for more than one year; otherwise it is short-term. The Company generally may take a deduction for federal tax purposes in an amount equal to the compensation recognized by the non-employee director.
Unrestricted Shares. A non-employee director recognizes income when the unrestricted shares are granted. The Company generally may take a deduction for federal tax purposes in an amount equal to the income recognized by the non-employee director.
Shareholder Vote Requirement
This proposal must be approved by a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and therefore will have no effect on the vote. Unless otherwise directed therein, the proxies solicited hereby will be voted FOR approval of the 2025 NED Plan.
Recommendation of the Board
The Board of Directors recommends that shareholders vote FOR approval of the 2025 Non-Employee Director Stock Plan.

PROPOSAL 4 — ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS
Introduction
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which enacted Section 14A of the Exchange Act, requires us to provide our shareholders with the opportunity to approve, on a non-binding, advisory basis, the compensation of our NEOs.
The Company’s goal with respect to executive compensation is to provide a comprehensive package that is sufficient to attract, motivate and retain executives of outstanding ability, performance and potential. The Compensation Committee seeks to establish and maintain an appropriate relationship between executive compensation and the creation of shareholder value. The Compensation Committee believes that the most effective compensation program is one that provides competitive base pay, rewards the achievement of established annual and long-term goals and objectives, and provides incentives for retention. The Compensation Committee seeks a compensation program that is internally consistent and believes that pay differences among jobs should be commensurate with differences in the levels of responsibility between the Chief Executive Officer and the other NEOs.
We urge you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the 2024 compensation of our NEOs.
We are asking you to vote on the adoption of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion above is hereby APPROVED.
As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders, and will consider the outcome of the vote when making future compensation decisions for our NEOs.
Shareholder Vote Requirement
This proposal will be approved by a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and therefore will have no effect on the vote.
Recommendation of the Board
The Board recommends a vote “FOR” approval, on a non-binding, advisory basis, of the compensation of the NEOs.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR

The Audit Committee has appointed KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the 2025 fiscal year. As in the past, the Board has determined that it is in the best interest of the Company and its shareholders to request ratification of the appointment by the shareholders of the Company.
If the shareholders do not ratify the appointment of KPMG, the Audit Committee will reconsider the appointment of the independent registered public accounting firm for the 2025 fiscal year. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interest of the Company and its shareholders.
Neither a representative of KPMG nor Ernst & Young LLP (“EY”) is expected to be present at the Annual Meeting, and thus, are not expected to make a statement or be available to respond to questions.
Fiscal Year Change in Independent Registered Public Accounting Firm
On March 27, 2025, the Company disclosed in its Form 8-K that the Audit Committee (i) dismissed Ernst & Young LLP (“EY”), its independent registered public accounting firm since 1991, effective as of March 24, 2025; and (ii) approved the appointment of KPMG as its new independent registered public accounting firm.
The audit reports of EY on the consolidated financial statements of the Company as of and for the years ended December 31, 2024 and 2023 did not contain and adverse opinion or disclaimer, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the two fiscal years ended December 31, 2024 and 2023, there were no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and EY on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their option to the subject matter of the disagreement.
During the two fiscal years ended December 31, 2024 and 2023, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2024, relating to the accounting for the Omni Acquisition, specifically in connection with (a) initial purchase accounting, (b) accounting for the related income taxes and (c) accounting for impairment related to the Omni business, all of which were reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
These reportable events were discussed among the Audit Committee and EY. EY has been authorized by the Company to respond fully to the inquiries of KPMG, the successor independent registered public accounting firm, concerning these reportable events.
EY provided to the Company a letter stating that it agreed with the above statements, a copy of which was filed as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on March 27, 2025.
Independent Registered Public Accounting Firm Fees
The fees billed by EY for services rendered to the Company and its subsidiaries in 2024 and 2023 were as follows:

	2024 ($)	2023 ($)
Audit Fees(1)	6,983,000	2,836,730
Audit Related Fees(2)	—	—
Tax Fees(2)	268,750	247,118
All Other Fees(2)	—	—

(1)
Includes fees and expenses related to the audit and interim reviews of the Company’s consolidated financial statements and the audit of the effectiveness of the Company’s internal controls over financial reporting for the fiscal year notwithstanding when the fees and expenses were billed or when the services were rendered.

(2)	Includes fees and expenses for services rendered from January through December of the fiscal year notwithstanding when the fees and expenses were billed.
Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. The Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged. During 2024 and as of the date of this Proxy Statement, the Audit Committee pre-approved all of these services.

In February 2019, the Audit Committee delegated to the Chair of the Audit Committee the authority to pre-approve all services presented by the independent registered public accounting firm up to $50,000.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the 2024 Annual Report with management and the Company’s independent registered public accounting firm, Ernst & Young LLP, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee’s function is more fully described in its charter, which is available through the Governance link on the Company’s Investor website, which can be accessed at www.ir.forwardaircorp.com.

The Audit Committee reviews its charter on an annual basis. The Board annually reviews the definition of independence under Nasdaq’s listing standards for audit committee members and has determined that each member of the Audit Committee meets that standard.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. Ernst & Young LLP is responsible for performing an independent audit and reporting on the consolidated financial statements of the Company and its subsidiaries and the effectiveness of the Company’s internal controls over financial reporting.

The Audit Committee has been updated quarterly on management’s process to assess the adequacy of the Company’s system of internal controls over financial reporting, the framework used to make the assessment, and management’s conclusions on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee has also discussed with representatives of Ernst & Young LLP the Company’s internal control assessment process and the firm’s audit of the Company’s system of internal controls over financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2024 with the Company’s management and has discussed with Ernst & Young LLP the matters required to be discussed by the Statement on Auditing Standard No. 1301, as amended, and as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with Ernst & Young LLP its independence from management and the Company and received Ernst & Young LLP’s written disclosures and letter pursuant to applicable requirements of the PCAOB regarding the independent accountant’s communication with the Audit Committee concerning independence. The Audit Committee further considered the compatibility of the non-audit services with maintaining Ernst & Young LLP’s independence. Ernst & Young LLP has served as the Company’s independent registered public accountant since 1991, and Ernst & Young LLP’s current lead audit partner has served in the role since 2022.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal controls over financial reporting and for preparing the financial statements, and other reports, and of the independent registered public accountants, who are engaged to audit and report on the consolidated financial statements of the Company and its subsidiaries and the effectiveness of the Company’s internal controls over financial reporting.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Christine M. Gorjanc, Chair
Ana B. Amicarella
Dale W. Boyles
Javier Polit
The Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report and the Compensation Committee Report above shall not be incorporated by reference into this Proxy Statement.

Shareholder Vote Requirement
This proposal will be approved by a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and therefore will have no effect on the vote.
Recommendation of the Board

The Board believes the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year is in the best interest of the Company’s shareholders and recommends that shareholders vote “FOR” ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

PROPOSAL 6 — APPROVAL OF THE MERGER AGREEMENT TO EFFECT THE REINCORPORATION OF THE COMPANY FROM THE STATE OF TENNESSEE TO THE STATE OF DELAWARE

Overview of the Proposed Reincorporation
On April 29, 2025, the Board approved the Merger Agreement (as defined below) to effect the Reincorporation, subject to the approval of the Company’s shareholders and the other conditions described below.
If the Merger Agreement is approved by the shareholders, the Reincorporation will be effected through the merger of the Company with and into a newly formed, wholly owned subsidiary of the Company incorporated in the State of Delaware solely for the purpose of effecting the Reincorporation (“FWRD-Delaware”). The name of FWRD-Delaware after the Reincorporation will be “Forward Air Corporation.”
The Board considered several factors in reaching its decision, as further described below.
The Board regularly evaluates the Company’s governance profile to consider how governance features bolster or impede the path to further value creation for shareholders, including the potential to reincorporate in Delaware or other states. The Board believes that it is essential for the Company to be able to draw upon Delaware’s well-established principles of corporate governance in making legal and business decisions while preserving important shareholder rights to which our shareholders are accustomed, in the interest of maximizing long-term shareholder value. The prominence, breadth, depth and predictability of Delaware corporate law, including its extensive body of case law, would provide a reliable foundation for the Company’s governance decisions, and the Board believes that the Company’s shareholders would benefit from the Reincorporation. The Board also believes that the Reincorporation would reasonably be expected to enhance the Company’s ability to maximize value for shareholders in that Delaware law requires corporate fiduciaries to maximize shareholder value, and the Reincorporation would potentially facilitate broader participation by potentially interested parties as the Board considers strategic alternatives in its previously announced strategic review process. In addition to the benefits of being a Delaware corporation, the Board has proposed, as part of the Reincorporation, to preserve certain key rights currently afforded to its shareholders under the Tennessee Governing Documents (as defined below) and Tennessee law.
The Board also recognizes that our existing governance structure has served the Company well for years as a public company. The Board considered several states for potential reincorporation, including states with corporate laws that are generally viewed as providing companies and boards of directors with significant flexibility, but determined that the corporate laws of Delaware, which have been characterized as more balanced with respect to board and managerial authority and shareholder protections, were in the best interest of the Company and its shareholders. Furthermore, the Board determined, in connection with its approval of the Merger Agreement to effect the Reincorporation, that certain aspects of our governance structure that are favorable to shareholders would be retained following the Reincorporation, even though such rights would not be required under Delaware law, including the following:
•Director Resignation Policy in Connection with Majority Withheld Vote: In uncontested director elections, our corporate guidelines require that the Board (following a recommendation by the Corporate Governance and Nominating Committee) determine whether or not to accept a director’s resignation in the event that such director receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election;
•Special Meeting of Shareholders: The ability of shareholders owning 10% or more of the voting power of the Company’s outstanding stock to call a special meeting of shareholders;
•Vacancy: The ability of shareholders to fill Board vacancies; and
•Lead Independent Director: The election of a Lead Independent Director to the extent that the Chair of the Board is an employee.

Shareholders are urged to read this proposal carefully, including all of the related annexes attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material considerations with respect to the Reincorporation and is subject to and qualified in its entirety by the terms and conditions of:
•the Plan of Merger (the “Merger Agreement”), between the Company and FWRD-Delaware, a newly formed Delaware corporation and wholly owned subsidiary of the Company, in the form attached hereto as Annex C;
•the Forward Air Corporation Certificate of Incorporation (including the Certificate of Designation attached thereto, the “Delaware Charter”) that would be in effect immediately following the Reincorporation, in the form attached hereto as Annex D; and
•the Forward Air Corporation Bylaws (the “Delaware Bylaws,” and together with the Delaware Charter, the “Delaware Governing Documents”) that would be in effect immediately following the Reincorporation, in the form attached hereto as Annex E.

If the transactions contemplated by the Merger Agreement are consummated and the Reincorporation is effected, the Delaware Charter and Delaware Bylaws will replace the Restated Charter of the Company (as amended, the “Tennessee Charter”) and the Amended and Restated Bylaws of the Company (the “Tennessee Bylaws,” and together with the Tennessee Charter, the “Tennessee Governing Documents”), respectively. Copies of the Tennessee Charter and the Tennessee Bylaws have been filed with the SEC as exhibits to the Company’s periodic or current reports and are available, free of charge, upon written request. Requests should be made in writing to Michael L. Hance, Secretary of the Company, at Forward Air Corporation, 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745.
After careful consideration of the factors summarized in this Proxy Statement, the Board has determined that the Merger to effect the Reincorporation is in the best interests of the Company and its shareholders.
Mechanics and Consequences of Reincorporation
The Reincorporation would be effected by means of a merger (the “Merger”) pursuant to the terms and conditions of the Merger Agreement. Under the Merger Agreement, the Company will merge with and into FWRD-Delaware, the Company will cease to exist as a separate entity and FWRD-Delaware will become the surviving entity following the effectiveness of the Merger (the “Effective Time”), succeeding to and assuming all of the rights and obligations of both the Company and FWRD-Delaware. The Merger is conditioned on (1) shareholder approval, (2) no shareholder becoming the owner of 15% or more of our outstanding voting stock at or prior to the Effective Time, (3) no shareholder having validly asserted and not withdrawn dissenters’ rights under Tennessee law in respect of the Merger, and (4) the D&O insurance policy in effect with respect to the Company and its subsidiaries as of immediately prior to the Effective Time continuing in full force and effect on the same terms and conditions with respect to FWRD-Delaware and its subsidiaries from and after the Effective Time.
For purposes of this Proxy Statement, references to “FWRD-Delaware” from and after the Effective Time refer to the surviving company of the Merger.
Following the Reincorporation, the existing holders of Company Common Stock would own all of the outstanding shares of common stock of FWRD-Delaware, the existing holders of Company Series B Preferred Units would own all of the outstanding Series B Preferred Units of FWRD-Delaware and no change in ownership would result from the Reincorporation. If the Reincorporation is approved and occurs, at the Effective Time:
•each outstanding share of Company Common Stock will automatically be converted into one share of common stock of FWRD-Delaware;
•each outstanding Company Series B Preferred Unit will automatically be converted into one Series B Preferred Unit of FWRD-Delaware (pursuant to a Certificate of Designation that contains the same powers, preferences, rights and privileges as the Certificate of Designation included in the Tennessee Charter);

•each of the equity compensation plans and the employee stock purchase plan currently maintained by the Company immediately prior to the Reincorporation will be continued by FWRD-Delaware, on the same terms and conditions; and
•each pre-Reincorporation unexercised option or other right to purchase, or security convertible or exercisable into, Company Common Stock, that is outstanding immediately prior to the Effective Time will become an option or right to purchase, or a security convertible into or exercisable into, FWRD-Delaware common stock, on the same terms and conditions and, as applicable, at the same exercise price.

Other than the change in corporate domicile, the Reincorporation would not result in any change in the Company’s business operations (including its physical location). The Reincorporation would also not impact Board composition or terms or result in any change to our current employees, including management, or in their titles, responsibilities or compensation.
In addition, the consolidated financial condition and results of operations of FWRD-Delaware immediately after consummation of the Reincorporation would be the same as those of the Company immediately prior to the consummation of the Reincorporation. The Company believes that there would be no material accounting impact as a result of the Reincorporation. The Tax Receivable Agreement to which the Company is party would continue in full force and effect, and the Reincorporation would not change the structure or terms thereof. The Reincorporation would have no impact on the units of Opco, and from and after the Effective Time, each Class B Unit of Opco would be paired with a corresponding Series B Preferred Unit of FWRD-Delaware and each Class A Unit would be held by FWRD-Delaware, as successor by merger to the Company. The Reincorporation would not change the structure or terms of the Company’s outstanding debt securities or credit agreement.
If the Reincorporation is effected, our daily business operations will continue as they are presently conducted at the Company’s current principal executive offices located at 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745, and our telephone number will remain (423) 636-7000. If the Reincorporation occurs, at the Effective Time, FWRD-Delaware will be the successor-in-interest to the Company and the shareholders of the Company will become shareholders of FWRD-Delaware.
Share certificates issued for the Company’s shares outstanding as of immediately prior to the Effective Time, if any, would automatically represent shares in FWRD-Delaware upon completion of the Merger, and shareholders would not be required to surrender or exchange share certificates as a result of the Merger. After the Effective Time, any share certificates submitted to our transfer agent for transfer would automatically be exchanged for share certificates of FWRD-Delaware (to the extent the shares represented by such share certificate continue to remain certificated).
If the Reincorporation is effected, at the Effective Time, the Company will be governed by the Delaware Governing Documents, which will replace the Tennessee Governing Documents.
Company Common Stock is currently listed for trading on the Nasdaq under the ticker symbol “FWRD.” As a result of the Merger, the former shareholders of the Company will be the shareholders of FWRD-Delaware, and the Company will file a Current Report on Form 8-K for purposes of establishing FWRD-Delaware as the successor issuer pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to Rule 12g-3(a) under the Exchange Act, because FWRD-Delaware would be a successor issuer, its shares of common stock would be deemed registered under Section 12(b) of the Exchange Act. If the Reincorporation occurs, at the Effective Time, the shares of common stock of FWRD-Delaware will continue to be traded on the Nasdaq without interruption, under the same symbol, and the Company’s registration statements on file with the SEC immediately prior to the Reincorporation will be assumed by FWRD-Delaware.
Principal Reasons for the Reincorporation
The State of Delaware has been a leader in adopting comprehensive corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law. The Board’s decision to reincorporate in the State of Delaware is based on, among other things, Delaware’s history of comprehensiveness and the flexibility of its corporate laws, as well as its tradition of promoting balanced corporate governance. The Board believes that there are several benefits of the Reincorporation, as summarized below.
Predictability, Flexibility and Responsiveness of Delaware Law
Delaware courts have, over many years, established a well-developed and predictable corporate governance jurisprudence. The Delaware General Corporation Law (the “DGCL”) is generally acknowledged to be the most advanced and flexible statutory corporate code in the United States, affording a company the ability to tailor its governance profile over time as it evolves. The Delaware legislature is particularly responsive to developments in modern corporate law, and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware General Assembly regularly considers and adopts statutory amendments in an effort to ensure that the DGCL continues to be responsive to such legal and business needs as they evolve. The office of the Delaware Secretary of State is viewed as particularly user-friendly, flexible and responsive in its administration of the filings and interactions required for mergers, acquisitions and other corporate transactions, thereby reducing complications and delays that can arise in time-sensitive transactions.
Consequently, Delaware remains the preferred state of incorporation for many public and private companies in the United States and, as a result of the large number of major companies domiciled in Delaware, Delaware courts have developed a broad and deep body of relevant case law, and are often the first and most influential courts to address important new issues relating to corporate governance, including issues pertaining to the rights and obligations of shareholders and corporate boards and managers alike. As a result, courts of, and corporations organized under the laws of, other states, including Tennessee, have often looked to Delaware law for guidance in respect of such issues, and the DGCL and Delaware administrative practices have become comparatively well-known and widely understood. The Board therefore anticipates that being incorporated in Delaware will provide greater efficiency, clarity, certainty, predictability and flexibility in the Company’s legal affairs and corporate governance decisions. In addition, Delaware case law provides a body of law defining the proper duties and decision-making processes expected of boards of directors in evaluating potential or proposed corporate transactions, which would further benefit the Company’s shareholders.
Increased Ability to Maximize Shareholder Value Through Strategic Transactions
The Board also believes that the Reincorporation is in the best interests of the Company and its shareholders in light of the Board’s ongoing comprehensive review of strategic alternatives to maximize shareholder value that was announced on January 6, 2025.
In this regard, the Company has not elected to opt out of the Tennessee Business Combination Act (the “BCA”). As a result, and subject to certain exceptions under Tennessee law, the Company may not engage in any business combination with an interested shareholder or any associate or affiliate of that interested shareholder for a period of five years after the date on which such person became an interested shareholder, unless the business combination or the transaction which resulted in the shareholder becoming an interested shareholder was approved by the Board prior to the date the interested shareholder attained that status.
“Business combinations” for this purpose generally include the types of transactions that could be undertaken following the ongoing review of strategic alternatives as well as any reincorporation in another state or jurisdiction that is proposed by, or on behalf of, or pursuant to any agreement, arrangement or understanding with, an interested shareholder or any affiliate or associate of such interested shareholder.
Subject to certain exceptions, an “interested shareholder” for this purpose is a person that, together with its affiliates and associates, owns, or within the prior five years did own, 10% or more of the voting power of any class or series of our then-outstanding voting stock. After the five-year moratorium described above, a corporation subject to the foregoing may complete a business combination if the transaction complies with all applicable requirements of the Tennessee Governing Documents and applicable Tennessee law and also complies with certain voting requirements or fair price criteria, as set forth in the BCA.

According to a Schedule 13G filed by Clearlake Group on May 9, 2024, Clearlake Group beneficially owned 3,649,876 shares of Company Common Stock, which represented 13.8% of the Company’s outstanding Company Common Stock (based on common shares outstanding as of March 25, 2024). Clearlake Group subsequently reported beneficial ownership of 3,825,000 shares of Company Common Stock on a Schedule 13D filed on August 14, 2024, representing 13.8% of the Company’s outstanding Company Common Stock (based on common shares outstanding as of August 2, 2024). The Board has been advised that Clearlake Group is an interested shareholder for purposes of the BCA. If this is the case, the Board and the Company would be precluded under Tennessee law from engaging in certain transactions involving Clearlake Group in connection with the Company’s review of strategic alternatives.
While the Company and its advisors have discussed with Clearlake Group its potential status as an interested shareholder under the BCA, as well as the impact thereof on its ability to participate in the strategic review process, neither Clearlake Group nor any of its affiliates or associates has made any request to the Company or its advisors for the Company to reincorporate in Delaware. The Company does not have any agreement, arrangement or understanding with Clearlake Group or any of its affiliates or associates regarding a reincorporation in Delaware, nor has the Company informed Clearlake Group prior to the filing of this preliminary proxy statement that it would consider reincorporating in Delaware or that the Board has approved the Reincorporation.
In connection with its ongoing strategic review process, the Board has determined that reincorporating the Company in Delaware prior to the conclusion of its review of strategic alternatives would reasonably be expected to enhance the Company’s ability to maximize value for shareholders because it would potentially facilitate broader participation by potentially interested parties in the strategic review process, including Clearlake Group and other shareholders that in the future might be interested shareholders under the BCA.
In making its determination, the Board considered that, while the Company would no longer be subject to the BCA after the Reincorporation, it would be subject to Section 203 of the DGCL (“Section 203”), which prohibits a person deemed to be an interested shareholder of a Delaware corporation (generally the owner of 15% or more of a company’s outstanding voting stock) from engaging in a business combination with such corporation for three years following the date that person becomes an interested shareholder, unless (1) before the person becomes an interested shareholder, the business combination is, or the transaction in which the person became an interested shareholder was, approved by the corporation’s board in accordance with the requirements of Section 203, or (2) after the person becomes an interested shareholder, the business combination is approved by the board and 66 2/3% of the corporation’s outstanding voting shares not owned by the interested shareholder. The Board believes that Section 203 provides the Company and its shareholders with significant protection, while also prioritizing flexibility to pursue transactions that are in the best interests of shareholders. The Merger and the Reincorporation are conditioned on, among other things, no shareholder becoming the owner of 15% or more of our outstanding voting stock prior to the Effective Time in order to ensure that no shareholder would be exempt from the protections of Section 203 as of the Effective Time.
The Board considered a variety of risks associated with Tennessee law, including potential claims by shareholders relating to the Reincorporation and the impact of the Reincorporation on the strategic alternative review process.
The Board’s decision to approve the Reincorporation, subject to the required shareholder vote and the satisfaction or waiver of the other conditions thereto, was made for the benefit and on behalf of its shareholders generally, including in an effort to maximize shareholder value and in light of the various reasons summarized herein. The Board reached this determination following the favorable recommendation of the strategic review committee that it established in connection with the Company's strategic review process.
Enhanced Ability to Attract and Retain Qualified Directors and Officers
The Board believes that the comparatively stable and predictable corporate environment afforded by Delaware would enable the Company to compete more effectively with other public companies, most of which are domiciled in Delaware, in the recruitment and retention of talented and experienced directors and officers. Delaware law is more familiar to investors and advisors, and offers greater certainty and stability from the perspective of those who serve as corporate directors and officers, in part because the parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Tennessee law. It should also be noted that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct, unlawful dividend payments or unlawful stock purchases or redemptions or any transaction from which the director derives an improper personal benefit. The Board therefore believes that the comparatively stable and predictable corporate environment afforded by Delaware would not only enhance its ability to recruit and retain directors and officers in the future, but also provide appropriate protection for shareholders from possible abuses by directors and officers, requiring directors and officers in general to maximize shareholder value and to make independent decisions in good faith on behalf of the Company.
Why Shareholders Should Vote for Reincorporation
The Reincorporation offers a number of benefits to shareholders, including the greater predictability and flexibility of Delaware law, the ability to maximize shareholder value in potential strategic transactions and the ability to better attract and retain directors and officers, each as discussed above under “Principal Reasons for the Reincorporation.” In connection with its evaluation of the Reincorporation, the Board also identified the following additional benefits to shareholders:
Access to Specialized Courts
Delaware’s court system provides swift and efficient resolutions in corporate litigation involving complex corporate issues. Delaware has a specialized court of equity called the Court of Chancery that hears and decides corporate law cases. The Delaware Court of Chancery operates under rules that are intended to ensure litigation of disputes in a timely and effective way, keeping in mind the timelines and constraints of business decision-making and market dynamics, and routinely handles cases involving complex corporate issues. The appellate process for decisions emanating from the Court of Chancery is similarly streamlined and highly responsive in cases involving complex corporate issues. The fact that issues of corporate governance are frequently addressed first in Delaware contributes to an efficient and expert court system and bar.
Ability to Have the Federal District Courts of the United States and Delaware Courts Serve as the Exclusive Forum for the Adjudication of Certain Legal Matters
To ensure that the Company obtains the full benefits of Delaware’s corporate legal framework, the Board has included a provision in the proposed Delaware Charter selecting the federal district courts of the United States and Delaware courts as the exclusive forums for the adjudication of certain legal actions involving the Company.
Under the forum-selection provision contained in the Delaware Charter, (1) the federal district courts of the United States will serve as the exclusive jurisdiction for any litigation arising under the Securities Act unless we consent to an alternative forum and (2) the Court of Chancery of the State of Delaware will be the exclusive forum for certain other actions involving the Company unless we consent to an alternative forum. Based on the proposed language in the Delaware Charter, the Court of Chancery would be the exclusive forum for (a) derivative actions brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, shareholder, employee or agent of FWRD-Delaware to FWRD-Delaware or FWRD-Delaware’s shareholders, (c) any action asserting a claim against the Company arising pursuant to any provision of the DGCL or the Delaware Governing Documents or as to which the DGCL confers jurisdiction on the Court of Chancery, (d) any action to interpret, apply, enforce or determine the validity of the Delaware Governing Documents, or (e) any action asserting a claim against the Company governed by the internal affairs doctrine.
The Board believes that the forum-selection provision in the Delaware Charter would reduce the risk that the Company could become subject to duplicative litigation in multiple forums, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even if each forum were to purport to follow Delaware law or federal securities law. Any of these circumstances could expose the Company to increased expenses or losses.

Although the Board believes that the designation of the Delaware Court of Chancery as the exclusive forum for intra-corporate disputes and the federal district courts of the United States for Securities Act claims serves the best interests of the Company and our shareholders as a whole, the Board also believes that the Company should retain the ability to consent to alternative forums on a case-by-case basis. Specifically, where the Company determines that its interests and those of its shareholders are best served by permitting a dispute to proceed in a forum other than the Delaware Court of Chancery or the federal district courts of the United States, the forum-selection provision in the Delaware Charter permits us to consent to the selection of such alternative forum. This forum-selection provision would not affect suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Moreover, the Board does not intend for either the proposed Reincorporation or the forum-selection provision to impact existing litigation matters to which the Company and/or certain of its current and former directors or officers are a party, including Cambria County Employees Retirement System, et al. v. Forward Air Corporation, et al., which was remanded to the Chancery Court of Greene County, Tennessee by the United States District Court for the Eastern District of Tennessee on March 31, 2025.
Greater Access to Capital
Underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Certain investment funds and institutional investors may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less well-understood or are otherwise perceived to be unresponsive to shareholder rights.
Minimal Disruption to Operations
Other than the change in corporate domicile, the Reincorporation would not result in any change in the Company’s business operations (including its physical location). The Reincorporation would also not impact Board composition or term or result in any change of our current employees, including management, or in their titles, responsibilities or compensation. Other than with respect to the state of incorporation, the Reincorporation would have no impact on the Company’s connection to Tennessee. Following the Reincorporation, the Company currently intends to remain headquartered in Tennessee. The Reincorporation is not expected to materially impact any contracts, debt structure or terms, licenses or other agreements or arrangements of the Company.
For these and other reasons, we believe that reincorporating in Delaware would allow us to better conduct our business and affairs and directly benefit and serve the best interests of all of our shareholders.
Possible Negative Consequences of Reincorporation
While the Board believes that the foregoing benefits and advantages of Reincorporation in Delaware are significant, you may find the Reincorporation disadvantageous. The DGCL permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, including the implementation of shareholder rights plans, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to conduct of the board of directors under the business judgment rule and the enhanced scrutiny standards of judicial review that apply to these types of defensive measures. The Delaware case law may potentially be disadvantageous to you to the extent it has the effect of providing greater certainty that the Delaware courts will sustain the potentially defensive measures the Company has in place or implements to protect shareholder interests in the event of unsolicited takeover attempts. Such measures may also tend to discourage future attempts to acquire control of the Company that are not presented to and approved by the Board, but which a substantial number and perhaps even a majority of the shareholders might believe to be in their best interests, or which might offer shareholders a substantial premium for their shares over then-current market prices. As a result of such effects, shareholders who might desire to participate in such a transaction may not have an opportunity to do so. For these reasons, the interests of the Board, management and affiliated shareholders in voting on this proposal may not be the same as those of unaffiliated shareholders.

It should also be noted that the interests of our directors and executive officers in voting on the Reincorporation proposal may be different from, or in addition to, those of shareholders generally because, for example, (1) some substantive provisions of Tennessee and Delaware law apply only to directors and officers and (2) the Reincorporation could help to facilitate a transaction in connection with the Company’s strategic review process. For a comparison of shareholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Tennessee law, see “Summary of Impact of Reincorporation on Shareholder Rights” below.
The Board has considered the potential disadvantages of the Reincorporation, including potential claims by shareholders relating to the Reincorporation under Tennessee law, and has concluded that the potential benefits outweigh the potential disadvantages. After consideration of all the above, the Board determined that the Merger to effect the Reincorporation is in the best interests of the Company and its shareholders.
Effect of Vote for Reincorporation
If the shareholders approve the Merger Agreement to effect the Reincorporation (a condition to the Merger set forth in the Merger Agreement), we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the annual meeting, subject to the completion of certain legal formalities and the satisfaction or waiver of the other conditions in the Merger Agreement, including (1) no shareholder becoming the owner of 15% or more of our outstanding voting stock at or prior to the Effective Time, (2) no shareholder having validly asserted and not withdrawn dissenters’ rights under Tennessee law in respect of the Merger, and (3) the D&O insurance policy in effect with respect to the Company and its subsidiaries as of immediately prior to the Effective Time continuing in full force and effect on the same terms and conditions with respect to FWRD-Delaware and its subsidiaries from and after the Effective Time.
The Merger Agreement also provides that the Merger Agreement may be terminated and the Merger may be abandoned at any time before the Effective Time and for any reason by the Board, even if the requisite shareholder approval is obtained. Furthermore, the Merger Agreement specifies that it may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to approve the Merger Agreement, subject to applicable law. The Company will re-solicit shareholder approval of the Reincorporation if the terms of the Merger Agreement are changed in any respect that requires shareholder approval under Tennessee law.
Effect of Not Obtaining Required Vote for Approval
If we fail to obtain the requisite vote of shareholders for approval of this proposal, the Merger will not be consummated and the Reincorporation will not be effected. As a result, the Company will continue to be incorporated in Tennessee and governed by Tennessee law and the Tennessee Governing Documents.
Anti-Takeover Implications
Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce its vulnerability to unsolicited takeover attempts. The Board, however, is not proposing the Reincorporation to prevent a change in control or to restrict the ability of any person to obtain representation on the Board, nor does the Board have any present plans to implement any defensive strategies to enhance the ability of the Board to negotiate with an unsolicited bidder.
With respect to successfully implementing defensive measures, Delaware law may be preferable to Tennessee law because of its shareholder protections, including its more flexible interested shareholder statute (Section 203), and because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a Tennessee corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from carefully balanced provisions and the predictability of Delaware law on these matters.

Dissenters’ Rights
Dissenters’ rights are not available to holders of Company Common Stock because, under Section 48-23-102(c) of the Tennessee Business Corporation Act, dissenters’ rights are not available as to any shares of a security, which, as of the date of the transaction which would otherwise give rise to dissenters’ rights, is listed on an exchange registered under Section 6 of the Exchange Act or is a “national market system security” within the meaning of the Exchange Act. Because Company Common Stock is currently listed on the Nasdaq, dissenters’ rights are not available to holders of Company Common Stock. However, because the Company Series B Preferred Units are not so listed, dissenters’ rights are available to holders of Company Series B Preferred Units (the “Series B Holders”) in connection with the Merger.
Under Tennessee law, Series B Holders who deliver written notice of their intent to demand payment if the Merger is completed and do not vote in favor of the Merger have the right to dissent and obtain payment of the “fair value” of their Company Series B Preferred Units in cash as determined in accordance with Chapter 23 of the Tennessee Business Corporation Act. Series B Holders electing to exercise dissenters’ rights must comply with the provisions of Chapter 23 of the Tennessee Business Corporation Act in order to perfect their rights. A copy of Chapter 23 of the Tennessee Business Corporation Act is attached to as Annex F to this Proxy Statement.
The following is intended as a brief summary of the material provisions of the Tennessee statutory procedures required to be followed by a Series B Holder in order to properly dissent from the Merger and perfect such Series B Holder’s dissenters’ rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Chapter 23 of the Tennessee Business Corporation Act, the full text of which appears as Annex F to this Proxy Statement. Furthermore, while the Series B Holders have the right to assert their dissenters’ rights in connection with the Merger, because the Merger is conditioned upon no Series B Holders having validly asserted and not withdrawn dissenters’ rights, the practical effect of a Series B Holder asserting dissenters’ rights in connection with the Merger will be that the Merger, and therefore the Reincorporation, may not proceed unless such Series B Holder’s dissenters’ rights are withdrawn (or such condition is waived by the Company and FWRD-Delaware).
In order to perfect dissenters’ rights with respect to the Merger, a Series B Holder must (1) deliver to the Company, before the vote to approve the Merger proposal is taken, written notice of such Series B Holder’s intent to demand payment for his, her or its shares of the Company Series B Preferred Units if the Merger is consummated and (2) not vote, or cause or permit to be voted, any of such Series B Holder’s Company Series B Preferred Units in favor of the Merger proposal.
If dissenters’ rights are validly asserted and not withdrawn and the Company and FWRD-Delaware choose to waive such condition to the Merger, then within ten days after consummation of the Merger, FWRD-Delaware would be required to send to each of the Series B Holders who has perfected dissenters’ rights in accordance with the steps disclosed above a written dissenters’ notice and form setting forth instructions for receipt and payment of their Company Series B Preferred Units. Upon receipt of such notice and form, dissenting Series B Holders would become entitled to receive payment of their Company Series B Preferred Units when they (1) demand payment, (2) certify that they received their shares prior to the date of the first public announcement of the Company’s intention to merge, and (3) deposit with the Company’s transfer agent any certificates representing their Company Series B Preferred Units in accordance with the instructions set forth in the notice.
Any Series B Holder contemplating the exercise of his or her dissenters’ rights should carefully review Chapter 23 of the Tennessee Business Corporation Act, a copy of which is attached to this Proxy Statement as Annex F. A Series B Holder who fails to comply with all requirements of such Chapter 23 will forfeit his or her dissenters’ rights and, upon consummation of the Merger, such Series B Holder’s Company Series B Preferred Units will be converted into the right to receive the Merger consideration to which the Series B Holder is entitled under the Merger Agreement.

Summary of Impact of Reincorporation on Shareholder Rights
Although the Delaware Governing Documents contain many provisions similar to those in the Tennessee Governing Documents, they also include certain provisions that are different from the provisions contained in the Tennessee Governing Documents. The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between Tennessee law and the Tennessee Governing Documents, on the one hand, and the DGCL and the Delaware Governing Documents, on the other hand. The following summary does not purport to be a complete statement of the respective rights of holders of Company shares or units, on the one hand, and holders of FWRD-Delaware shares or units, on the other hand, and is qualified in its entirety by reference to Tennessee law and the DGCL, respectively, and to the Tennessee Governing Documents and the Delaware Governing Documents, respectively.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Authorized Shares	The Tennessee Charter authorizes 55,000,000 shares, of which 50,000,000 shares are designated as common stock, $0.01 par value, and 5,000,000 shares are designated as preferred stock, $0.01 par value.	The Delaware Charter authorizes 55,000,000 shares, of which 50,000,000 shares are designated as common stock, $0.01 par value, and 5,000,000 shares are designated as preferred stock, $0.01 par value.
Of the 5,000,000 authorized shares of preferred stock, (1) 500,000 are designated as Series A Junior Preferred Stock, (2) 15,000 are designated as Series B Preferred Stock (each of which is to be issued in fractional units of 1/1000th of a share of Series B Preferred Stock (a “Tennessee Series B Preferred Unit”)), and (3) 10,000 of which are designated as Series C Preferred Stock (each of which is to be issued in fractional units of 1/1000th of a share of Series C Preferred Stock).

Of the 5,000,000 authorized shares of preferred stock, 15,000 are designated as Series B Preferred Stock (each of which is to be issued in fractional units of 1/1000th of a share of Series B Preferred Stock (a “Delaware Series B Preferred Unit”).

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Blank Check Preferred
The Tennessee Business Corporation Act provides that a corporation’s charter may authorize the board of directors to determine the preferences, limitations and relative rights of any class or series without shareholder approval.

The DGCL provides that a corporation’s charter may authorize its board of directors to unilaterally issue preferred stock with voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions, as determined by the board of directors.

The Tennessee Charter expressly authorizes the Board to establish and issue series of preferred stock with the powers, preferences and the rights, and the qualifications, limitations or restrictions thereof, as determined by the Board.

The Delaware Charter provides that the Board is authorized to issue shares of preferred stock, and to fix from time to time before issuance the number of shares to be included in any such series, the designation, voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, as determined by the Board.

Voting Rights Generally
Each share of common stock and each Tennessee Series B Preferred Unit is entitled to one vote, and subject to applicable law and the rights of the Tennessee Series B Preferred Units, holders of common stock and Tennessee Series B Preferred Units vote together as a single class on all matters with respect to which shareholders are entitled to vote under applicable law or the Tennessee Governing Documents or upon which a vote of shareholders generally entitled to vote is otherwise duly called for by the Company.

Each share of common stock and each Delaware Series B Preferred Unit is entitled to one vote, and subject to applicable law and the rights of the Delaware Series B Preferred Units, holders of common stock and the Delaware Series B Preferred Units vote together as a single class on all matters with respect to which shareholders are entitled to vote under applicable law or the Delaware Governing Documents or upon which a vote of shareholders generally entitled to vote is otherwise duly called for by FWRD-Delaware.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Voting Standard Generally - Default
Other than with respect to the election of directors, the Tennessee Business Corporation Act provides that, unless a different vote is specified in the Tennessee Business Corporation Act or a corporation’s charter, shareholder action requires the affirmative vote of a majority of the votes cast on a matter.

The Tennessee Bylaws provide for the same default voting standard.

Other than with respect to the election of directors, the DGCL provides that, unless a different vote is specified elsewhere in the DGCL or a corporation’s governing documents, shareholder action requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at a meeting and entitled to vote on the applicable matter.

The Delaware Bylaws provide that the affirmative vote of a majority of the votes properly cast on a matter (excluding any abstentions or broker non-votes) will be the act of the shareholders for all matters other than election of directors and matters with respect to which the DGCL or the Delaware Governing Documents impose a different voting standard.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Voting Standard for the Election of Directors
The Tennessee Bylaws provide that directors are elected by a plurality of votes cast, meaning that the nominees who receive the most “for” votes are elected to the Board until all Board seats are filled.

The Delaware Governing Documents provide that directors are elected by a plurality of votes cast, meaning that the nominees who receive the most “for” votes are elected to the Board until all Board seats are filled.

The Company’s Corporate Governance Guidelines provide that any director nominee in an uncontested election who receives more “withheld” votes than “for” votes in his or her election will tender his or her resignation for consideration by the Corporate Governance and Nominating Committee, and the Board will have 90 days to publicly disclose its decision regarding whether to accept such resignation (following a recommendation by the Corporate Governance and Nominating Committee).

The Corporate Governance Guidelines will continue to apply to FWRD-Delaware. However, the director resignation policy will be revised to provide that each director nominee must, prior to seeking election, deliver an irrevocable, conditional resignation that will automatically become effective to the extent such nominee receives more “withheld” votes than “for” votes in an uncontested election, at which time the Board will have 90 days to publicly disclose its decision regarding whether to accept such resignation (following a recommendation by the Corporate Governance and Nominating Committee).

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Removal of Directors
The Tennessee Bylaws provide that the shareholders can remove any director, with or without cause, and elect such director’s successor at a duly called special meeting of the shareholders. Pursuant to the Tennessee Business Corporation Act, the removal of a director by the shareholders requires the votes cast in favor of removal to exceed the votes cast against such removal.

The DGCL provides that any director may be removed, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors. Consistent with this, the Delaware Governing Documents provide that any director can be removed, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the shares then entitled to vote at an election of directors.

The Tennessee Business Corporation Act permits a corporation to provide in its charter that any director may be removed for cause by a vote of a majority of the entire board of directors. The Tennessee Governing Documents provide that any director can be removed for cause by the affirmative vote of a majority of the entire Board.
The DGCL does not permit the Board to remove a director for any reason.
Filling Vacancies on the Board of Directors
The Tennessee Bylaws provide that Board vacancies can be filled by the vote of a majority of the directors then in office, or as otherwise required or permitted by applicable law.

The Tennessee Business Corporation Act provides that shareholders can fill a Board vacancy by a plurality of votes cast.

The DGCL provides that, unless otherwise provided in a corporation’s charter or bylaws, vacancies may be filled by a majority of the directors then in office.

The Delaware Bylaws provide that vacancies may be filled either by (1) the shareholders, by a plurality of votes cast, or (2) the Board, by the affirmative vote of a majority of the remaining directors then in office.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Number of Directors
The Tennessee Business Corporation Act provides that, absent a fixed range or number in a corporation’s bylaws or charter and unless a corporation’s charter or bylaws provide that the board of directors has the power to fix or change the number of directors, only the shareholders may fix or change the number of directors. The Tennessee Bylaws provide that the number of directors constituting the Board may be fixed from time to time by action of the Board or by the shareholders by the affirmative vote of a majority of the votes cast.

The DGCL provides that the number of directors will be fixed in the manner provided in a corporation’s bylaws, unless a corporation’s charter fixes such number, in which case a change can only be made by amending the charter. Consistent with prevailing practice among Delaware public companies, the Delaware Governing Documents provide that the number of directors constituting the Board may be fixed only by the affirmative vote of a majority of the total number of directors the Company would have if the Board had no vacancies.

Lead Independent Director	The Tennessee Bylaws provide that, in the event that the Board elects a Chairman of the Board who is an employee, the Board will elect a Lead Independent Director.	The Delaware Bylaws provide that, in the event that the Board elects a Chairman of the Board who is an employee, the Board will elect a Lead Independent Director.
Director Action by Written Consent
The Tennessee Business Corporation Act and the Tennessee Bylaws provide that the Board may take action without a meeting if all members of the Board sign a written consent describing the action to be taken and such action receives the affirmative vote of the number of directors that would be sufficient to take such action at a meeting.
The DGCL and the Delaware Bylaws provide that the Board may take action without a meeting if all members of the Board consent in writing or by electronic transmission.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Advance Notice Provisions for Business to be Transacted at an Annual Meeting
The Tennessee Bylaws provide that shareholders of record who wish to present an item of business or nominate a director at an annual meeting must provide written notice to the Company’s secretary not fewer than 90 days or more than 120 days prior to the first anniversary of the prior year’s annual meeting, unless the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the prior year’s annual meeting, in which case such notice must be delivered no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made.

Any shareholder making a shareholder proposal must provide certain information described in Section 1.14(iii) of the Tennessee Bylaws with respect to itself and any beneficial owners, including ownership of any derivative securities and any applicable voting agreements.

With respect to shareholder director nominees, such notice must contain the information described in Section 2.4(iii) of the Tennessee Bylaws, including disclosure of any material interest of the nominating shareholder or applicable beneficial owner in such nomination.
There are no material substantive differences between the Delaware Bylaws and the Tennessee Bylaws with respect to the advance notice provisions for business to be transacted at an annual meeting.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Shareholder Ability to Call Special Meetings
The Tennessee Bylaws provide that one or more record holders of shares of voting stock that (1) are making such request on their own behalf or (2) are making such request on behalf of a beneficial owner (provided, that, in the case of this clause (2), such request is accompanied by proof of such beneficial ownership in a form that would be sufficient to prove eligibility to submit a shareholder proposal under paragraph (b) of Rule 14a-8 of the Exchange Act) (collectively, “Eligible Holders”) of 10% or more of the Company’s voting power can call a special meeting of the shareholders.

The Tennessee Bylaws impose certain specified criteria and procedural requirements on Eligible Holders calling a special meeting.

Shareholders must first send a notice to the corporate secretary requesting that the Board fix a record date to determine the shareholders entitled to request a special meeting. Such request must include the information specified in Section 1.3(ii)(a) of the Tennessee Bylaws. The subsequent special meeting request must be made in accordance with the requirements of Section 1.3(ii)(b) of the Tennessee Bylaws.

There are no material substantive differences between the Delaware Bylaws and the Tennessee Bylaws with respect to the eligibility of shareholders to call a special meeting or the procedures with respect thereto.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents

The Tennessee Bylaws provide that a special meeting request will not be valid in certain circumstances, including if (1) it relates to an item of business that is not a proper subject for shareholder action under applicable law, (2) it relates to an item of business that is not a proper subject for shareholder action under the Tennessee Governing Documents, (3) such request is delivered between the 61st day and the 365th day after the earliest date of signature on an effective special meeting request that has been delivered to the corporate secretary relating to an item of business (other than the election of directors) that is identical or substantially similar to an item of business included in such request (a “Similar Item”), (4) a Similar Item will be submitted for shareholder approval at any meeting to be held on or before the 90th day after the corporate secretary receives such special meeting request, or (5) a Similar Item has been presented at the most recent annual meeting or at any special meeting held within the one year prior to receipt of such special meeting request.

The Delaware Bylaws provide that a special meeting request will not be valid in generally the same circumstances provided by the Tennessee Bylaws, but also that such request will not be valid if received during the period commencing 90 days prior to the first anniversary of the prior annual meeting and ending on the date of the next annual meeting (regardless of whether or not a Similar Item was considered at such meeting).

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Shareholder Quorum
The Tennessee Business Corporation Act and the Tennessee Bylaws provide that the holders of record of a majority of the outstanding shares entitled to vote at a meeting, present in person or represented by proxy, constitute a quorum. Where a specific matter requires a separate class or series vote, the holders of a majority of the shares of such class or series constitute a quorum with respect to such matter.

The DGCL generally provides that, unless otherwise provided in a corporation’s governing documents, a majority of the voting power of the shares entitled to vote constitutes a quorum at a meeting of shareholders. Consistent with this, the Delaware Bylaws provide that the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at a meeting, present in person or by proxy, constitute a quorum.

The DGCL also provides that, where a specific matter requires a separate class or series vote, absent an alternative standard specified in a corporation’s governing documents, the holders of a majority of the voting power of the outstanding shares of such class or series, present in person or represented by proxy, constitute a quorum entitled to take action with respect to that vote. The Delaware Bylaws provide for the same standard.

Shareholder Action by Written Consent
The Tennessee Business Corporation Act provides that, in order to take action by written consent, each shareholder entitled to vote on a matter must first consent to taking such action without a meeting, in which case, the actual action will require the same approval as would be required at a meeting. The Tennessee Bylaws provide that any action to be taken by written consent must be signed by all holders entitled to vote thereon, unless otherwise provided by applicable law or the Tennessee Charter. Therefore, shareholder action by written consent must be unanimous.
The Delaware Governing Documents provide that shareholders may act by written consent in lieu of a meeting if such written consent is signed by all holders of all shares entitled to vote thereon.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Charter Amendments
The Tennessee Business Corporation Act provides that, unless a corporation’s charter states otherwise, a corporation’s board of directors may adopt limited, non-substantive charter amendments without shareholder approval.

For any other charter amendment, the Tennessee Business Corporation Act provides that, unless a different vote is specified by a specific section of the Tennessee Business Corporation Act, a corporation’s charter or the board of directors, such amendment must be approved by the board of directors and (1) a majority of the votes entitled to be cast on an amendment by any series or class with respect to which the amendment would create dissenters’ rights and (2) with respect to every other voting group entitled to vote on the amendment, a majority of the votes cast by such voting group.

The DGCL provides that, unless a corporation’s charter states otherwise, a corporation’s board of directors may adopt limited, non-substantive charter amendments without shareholder approval.

Otherwise, the DGCL generally provides that amendments to a corporation’s charter must be approved by the board of directors and adopted by the holders of at least a majority of the voting power of the outstanding shares entitled to vote thereon and a majority of the voting power of the outstanding shares of each class entitled to a separate class vote thereon, if any.

The holders of outstanding shares of a class are entitled to vote as a class on a proposed amendment if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. The Delaware Charter provides that, notwithstanding Section 242(b)(2) of the DGCL, the number of authorized shares of common stock may be increased or decreased (but not below the number of shares thereof then outstanding) without separate class votes.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents

The Delaware Charter provides that, except as otherwise required by the DGCL, holders of common stock are not entitled to vote on any amendment to the Delaware Charter that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled to vote thereon pursuant to the Delaware Charter.

The Tennessee Charter provides that, so long as any Tennessee Series B Preferred Units are outstanding, the affirmative vote or consent of the holders of at least a majority of the outstanding number of Tennessee Series B Preferred Units, voting separately as a single class, will be required for any amendment, alteration or repeal of the Tennessee Charter (including as a result of a merger, reorganization, consolidation or other similar extraordinary transaction) if such amendment, alteration or repeal would adversely alter or change the powers, preferences, privileges or rights of the holders of Tennessee Series B Preferred Units.

The Delaware Charter provides that, so long as any Delaware Series B Preferred Units are outstanding, the affirmative vote or consent of the holders of at least a majority of the outstanding number of Delaware Series B Preferred Units, voting separately as a single class, will be required for any amendment, alteration or repeal of the Delaware Charter (including as a result of a merger, reorganization, consolidation or other similar extraordinary transaction) if such amendment, alteration or repeal would adversely alter or change the powers, preferences, privileges or rights of the holders of Delaware Series B Preferred Units.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Bylaws Amendments
The Tennessee Business Corporation Act provides that shareholders can amend or repeal a corporation’s bylaws by the affirmative vote of a majority of votes cast (unless a different vote is specified in the corporation’s charter) and that, unless a corporation’s charter provides otherwise, directors can also amend or repeal bylaws. The Tennessee Charter does not specify a different voting standard, but the Tennessee Bylaws specify that the shareholders can amend the Tennessee Bylaws by the affirmative vote of a majority of the outstanding shares entitled to vote.

The DGCL provides that shareholders have the power to adopt, amend or repeal bylaws by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy (unless a different voting standard is specified in a corporation’s charter or bylaws), and that, if a corporation’s charter so provides, directors may also adopt, amend and repeal bylaws. The Delaware Governing Documents provide directors the right to adopt, amend or repeal bylaws, and the voting standard specified in the Delaware Governing Documents with respect to shareholder amendments is the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote generally.

The Tennessee Charter provides that, so long as any Tennessee Series B Preferred Units are outstanding, the affirmative vote or consent of the holders of at least a majority of the outstanding number of Tennessee Series B Preferred Units, voting separately as a single class, will be required for any amendment, alteration or repeal of the Tennessee Bylaws (including as a result of a merger, reorganization, consolidation or other similar extraordinary transaction) if such amendment, alteration or repeal would alter or change the powers, preferences or rights of the holders of Tennessee Series B Preferred Units in a manner which adversely affects them differently in any material respect than the holders of common stock.

The Delaware Charter provides that, so long as any Delaware Series B Preferred Units are outstanding, the affirmative vote or consent of the holders of at least a majority of the outstanding number of Delaware Series B Preferred Units, voting separately as a single class, will be required for any amendment, alteration or repeal of the Delaware Bylaws (including as a result of a merger, reorganization, consolidation or other similar extraordinary transaction) if such amendment, alteration or repeal would alter or change the powers, preferences or rights of the holders of Delaware Series B Preferred Units in a manner which adversely affects them differently in any material respect than the holders of common stock.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Merger Approvals
The Tennessee Business Corporation Act provides that a merger requires (1) that the board of directors of each corporation adopt the plan of merger and transmit a recommendation to the shareholders and (2) the approval by each voting group entitled to vote separately on the plan of merger by a majority of all votes entitled to be cast by such voting group.

The DGCL provides that a merger requires (1) that the board of each merging corporation adopt a resolution approving the agreement of merger and declaring its advisability and (2) the approval of a majority of voting power of the outstanding stock of the corporation entitled to vote thereon.

The Tennessee Charter provides that the vote or consent of the holders of at least a majority of the outstanding number of Series B Preferred Units, voting separately as a class, will be required for any amendment, alteration or repeal of (1) the Tennessee Charter (including as a result of a merger, reorganization, consolidation or other similar transaction) if the amendment, alteration or repeal would alter or change the powers, preferences, privileges or rights of the holders so as to affect them adversely or (2) the Tennessee Bylaws (including as a result of a merger, reorganization, consolidation, or other similar or extraordinary transaction) if the amendment, alteration or repeal would alter or change the powers, preferences or rights of the holders so as to adversely affect them differently in any material respect than the holders of common stock.
The Delaware Charter provides that the vote or consent of the holders of at least a majority of the outstanding number of Series B Preferred Units, voting separately as a class, will be required for any amendment, alteration or repeal of (1) the Delaware Charter (including as a result of a merger, reorganization, consolidation or other similar transaction) if the amendment, alteration or repeal would alter or change the powers, preferences, privileges or rights of the holders so as to affect them adversely or (2) the Delaware Bylaws (including as a result of a merger, reorganization, consolidation, or other similar or extraordinary transaction) if the amendment, alteration or repeal would alter or change the powers, preferences or rights of the holders so as to adversely affect them differently in any material respect than the holders of common stock.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Declaration and Payment of Cash Dividends
Subject to any restrictions contained in a corporation’s charter, the Tennessee Business Corporation Act provides that a corporation may make distributions to its shareholders unless (1) the corporation would not be able to pay its debts as they become due in the usual course of business or (2) the corporation’s total assets would be less than the sum of its total liabilities plus the amount needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving a distribution.

Subject to any restrictions contained a corporation’s charter, the DGCL provides that, the board of directors may declare and pay dividends either out of its “surplus” or, in the event that there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of a corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

The Tennessee Charter does not contain any restrictions on the payment of distributions other than a prohibition on dividends in respect of Tennessee Series B Preferred Units (but in the event that a dividend of common stock or the right to acquire common stock is paid to the holders of common stock, the holders of Tennessee Series B Preferred Units will simultaneously receive a dividend of Tennessee Series B Preferred Units or rights to acquire Tennessee Series B Preferred Units).

The Delaware Charter does not contain any restrictions on the payment of distributions other than a prohibition on dividends in respect of Delaware Series B Preferred Units (but in the event that a dividend of common stock or the right to acquire common stock is paid to the holders of common stock, the holders of Delaware Series B Preferred Units will simultaneously receive a dividend of Delaware Series B Preferred Units or rights to acquire Delaware Series B Preferred Units).

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Anti-Takeover Statutes – Interested Shareholder Statute
The Company is subject to the Business Combination Act.

Under the Business Combination Act, unless a corporation expressly opts not to be governed by the Business Combination Act in its charter, business combinations with interested shareholders (any beneficial owner of 10% or more of the voting power of any class or series of the then outstanding voting stock or an affiliate or associate of the corporation who was the owner of 10% or more of the voting power of any class or series of the then outstanding stock of the corporation at any time within the five-year period prior to the date of determination) are prohibited for five years after such person becomes an interested shareholder, unless the transaction resulting in that person becoming an interested shareholder was first approved by the board of directors.
After such five-year period, a business combination is permitted subject to the satisfaction of certain voting requirements (approval by 2/3 of the voting stock not owned by the interested shareholder) or fair price criteria under Tennessee law.

FWRD-Delaware will be subject to Section 203 of the DGCL.

Under Section 203 of the DGCL, unless a corporation expressly opts not to be governed by such provision of the DGCL in its charter or bylaws, a corporation with voting stock that is listed on a national securities exchange or held of record by more than 2,000 shareholders may not engage in a business combination with an interested shareholder (any owner of 15% or more of a corporation’s outstanding voting stock or an affiliate or associate of the corporation who was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date of determination) unless (1) the board approved the transaction which resulted in the shareholder becoming an interested shareholder prior to the shareholder becoming an interested shareholder, (2) the interested shareholder owns at least 85% of the voting stock of the corporation outstanding, or (3) the business combination is approved by the board and authorized at a meeting of the shareholders by the affirmative vote of at least 66 2/3% of the voting power of the outstanding voting stock which is not owned by the interested shareholder.

Anti-Takeover Statutes – Tender Offer Restrictions
Tennessee law provides that a beneficial owner of 5% or more of any class of equity securities of a corporation that has purchased any such securities in the prior year cannot make a tender offer absent prior compliance with certain disclosure requirements.
Delaware law does not provide for comparable tender offer restrictions.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Anti-Takeover Statutes – Greenmail
Under Tennessee law, the Company is prohibited from purchasing any of its securities at a price in excess of fair market value from a holder of 3% or more of the Company’s securities that has beneficially owned such securities for less than two years absent either shareholder approval or an equivalent or better offer by the Company to all holders of shares of such class.
Delaware law does not provide for comparable greenmail restrictions.
Anti-Takeover Statutes – Control Share Acquisition Statute
Under Tennessee law, the Company could elect (but has not elected) to be governed by the Tennessee Control Share Acquisition Statute by bylaw or charter amendment, which would prohibit certain shareholders from exercising in excess of 20% of the voting power of the Company absent approval of disinterested shareholders.
Delaware law does not have a comparable control share acquisition statute.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Dissenters’/Appraisal Rights
The Tennessee Business Corporation Act provides dissenters’ rights in the event of certain corporate actions, such as a merger, share exchange, sale or exchange of all or substantially all of the assets of a corporation, an amendment to the charter that materially and adversely affects the rights in respect of the shares to be appraised, any corporate action to the extent the charter, bylaws or board resolutions of such corporation provide for dissenters’ rights, conversion and any amendment to the charter stating such corporation is a for-profit benefit corporation or a merger or share exchange that would result in the conversion of such corporation’s stock into equity interests in a foreign for-profit benefit corporation. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights must (1) deliver to the corporation, before the vote is taken, written notice of his or her intent to demand payment if the proposed action is effectuated and (2) not vote any shares in favor of or consent to the proposed action.

The DGCL provides appraisal rights in the event of certain corporate actions, such as a merger (other than a merger with and into a wholly owned subsidiary), consolidation, conversion, transfer, domestication or continuance. If a proposed corporate action giving rise to appraisal rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to obtain an appraisal of the fair value of his or her shares by the Delaware Court of Chancery must (1) deliver to the corporation, before the vote is taken, written notice of his or her demand for appraisal, (2) not vote in favor of or consent to such corporate action, and (3) hold his or her shares through the effective date of such corporate action.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
A shareholder will not be entitled to dissenters’ rights with respect to shares that are listed on a national securities exchange.
A shareholder will not be entitled to appraisal rights for shares of any class or series of stock such shareholder holds that are listed on a national securities exchange or held of record by over 2,000 holders, except that appraisal will be available for holders of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if such holders receive, in exchange for their shares, any consideration other than (1) shares of stock of the surviving or resulting corporation, (2) shares of any other corporation which are listed on a national securities exchange or held of record by more than 2,000 shareholders, or (3) cash (or any combination of cash, shares and depository receipts) in lieu of fractional shares.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Limitation on Director and Officer Liability
To the fullest extent permitted by Tennessee law, the Tennessee Charter eliminates personal liability of directors for monetary damages to the Company or its shareholders for any breach of fiduciary duties.

To the fullest extent permitted by Delaware law, the Delaware Charter eliminates personal liability of directors and officers with respect to any actions or omissions in the performance of their duties as directors and officers of FWRD-Delaware.

The Tennessee Business Corporation Act permits a corporation to eliminate the personal liability of a director to the corporation or its shareholders for damages arising out of a breach of fiduciary duty other than liability for (1) a breach of the duty of loyalty, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, and (3) approval of an unlawful distribution.

The DGCL permits a corporation to eliminate personal liability of directors and certain senior officers to the corporation or its shareholders for damages arising out of a breach of fiduciary duty other than liability (1) for a breach of the duty of loyalty, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) of a director for improper distributions, (4) for any transaction from which a director or officer derived an improper personal benefit, and (5) of an officer in any action by or in the right of the corporation.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Indemnification of Directors and Officers
The Tennessee Business Corporation Act provides that a corporation may indemnify an individual made party to a proceeding because the individual was or is a director, officer, employee or agent of the corporation against liability incurred in the proceeding if (1) the individual’s conduct was in good faith, (2) the individual reasonably believed that, if the conduct was in the individual’s official capacity with the corporation, such conduct was in the corporation’s best interest, and in all other cases, the conduct was at least not opposed to its best interests, and (3) in the case of a criminal proceeding, the individual had no reasonable cause to believe such conduct was unlawful.

The DGCL provides that a corporation has the power to indemnify any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of such person’s service as such a director, officer, employee or agent, if the individual acted in good faith and in a manner such indemnitee reasonably believed to be in or not opposed to the best interests of the corporation.

The Tennessee Business Corporation Act also permits a corporation to pay for or reimburse reasonable expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition if such person delivers (1) a written affirmation of his or her good faith belief that he or she has met the standard of conduct required for indemnification and (2) a written undertaking to repay the advance if it is ultimately determined that such person is not entitled to such indemnification, and subject to a determination being made that the facts then known to those making the determination would not preclude indemnification of such director under the Tennessee Business Corporation Act.

The DGCL also permits a corporation to advance expenses prior to the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the applicable director or officer to repay such amount if ultimately determined not to be entitled to indemnification.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents

The Tennessee Governing Documents provide that the Company has the power to indemnify any director, officer, employee or agent of the Company, or any other person who is serving at the request of the Company in any such capacity with another entity, to the fullest extent permitted by law, and that to the fullest extent permitted by law, expenses incurred by any such person in defending any such action will be paid or reimbursed by the Company promptly upon receipt by it of an undertaking of such person to repay such expenses if it is ultimately determined that such person is not entitled to be indemnified.

The Tennessee Bylaws provide that the Company, in its sole discretion, may (but need not) provide its non-officer employees rights to indemnification or advancement of expenses to such extent and under such circumstances as the Board may determine from time to time.

The Delaware Charter provides that FWRD-Delaware will indemnify any current or former director or officer of FWRD-Delaware or any current or former director or officer of FWRD-Delaware who, at FWRD-Delaware’s request, is serving as a director, officer, employee or agent of another entity, to the fullest extent permitted by the DGCL and any other applicable law.

The Delaware Charter also provides for (1) the right to advancement by FWRD-Delaware of expenses incurred in defending any such proceeding in advance of its final disposition (subject, to the extent required by the DGCL, to an undertaking on the part of the indemnitee to repay all amounts so advanced if it is ultimately determined by final, non-appealable judicial decision that such indemnitee is not entitled to be indemnified for such expenses) and (2) the right of an indemnitee to bring suit against FWRD-Delaware to recover any unpaid amount of a claim for indemnification.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents

The Tennessee Business Corporation Act provides that a corporation may not indemnify a director if (1) in connection with a proceeding by or in the right of the corporation, the director is adjudged liable to the corporation or (2) in connection with any other proceeding charging improper personal benefit to a director, whether or not involving action in the director’s official capacity, the director is adjudged liable on the basis that personal benefit was improperly received.

The Tennessee Business Corporation Act provides that a corporation cannot indemnify a director if a judgment or other final judicial adjudication adverse to the director establishes director’s liability for (1) any breach of the duty of loyalty, (2) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (3) unlawful distributions.

The DGCL provides that a corporation will not indemnify a director or officer if such director or officer has been adjudged to be liable to the corporation, unless the applicable court determines otherwise.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents

The Tennessee Business Corporation Act provides that eligibility for permissive indemnification by a corporation is determined by (1) the board of directors by majority vote of a quorum consisting of directors not party to the proceeding, (2) if such quorum cannot be obtained, majority vote of a committee duly designated by the board consisting solely of two or more directors not party to the proceeding, (3) if such a quorum cannot be obtained and such committee cannot be designated, by independent special legal counsel, or (4) the shareholders, other than shares owned by, or voted under the control of, directors who are at the time parties to such proceeding.

The DGCL provides that eligibility for permissive indemnification by a corporation is determined by (1) a majority vote of the directors not party to such action, even though less than a quorum, (2) by a committee of directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or at the direction of such directors, then by independent legal counsel, or (4) the shareholders.

The Tennessee Business Corporation Act provides that indemnification is required, unless limited by a corporation’s charter, if a director (or, unless the charter provides otherwise, an officer) is wholly successful, on the merits or otherwise, in the defense of any proceeding to which such director or officer, as applicable, was a party by reason of its position with the corporation for reasonable expenses incurred in connection with such proceeding. The Tennessee Charter does not limit mandatory indemnification.

The DGCL provides that indemnification of a present or former director or officer is required if such a person has been successful in defense of any action, or in defense of any claim, issue or matter therein. With respect to officers, this mandatory indemnification will only be available to persons who at the time of such act or omission were senior officers of the corporation or identified in the corporation’s public filings.

Provision	Tennessee Law and Tennessee Governing Documents	DGCL and Delaware Governing Documents
Forum Selection	The Tennessee Governing Documents do not contain any forum selection provisions.
The Delaware Charter provides that, unless FWRD-Delaware consents in writing to the selection of an alternative forum, the Delaware Court of Chancery will be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of FWRD-Delaware, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, shareholder, officer or other employee of FWRD-Delaware to FWRD-Delaware or FWRD-Delaware’s shareholders, (3) any action asserting a claim arising pursuant to any provision of Delaware law or the Delaware Charter or the Delaware Bylaws, or (4) any action asserting a claim governed by the internal affairs doctrine; provided, that if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware will be the sole and exclusive forum.

The Delaware Charter also provides that, unless FWRD-Delaware consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the sole and exclusive forum for any action asserting a claim arising under the Securities Act.

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders
The following is a summary of the material United States federal income tax consequences to “U.S. holders” (as defined below) of the Reincorporation. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below.

For purposes of this summary, a “U.S. holder” is a beneficial owner of Company Common Stock or Company Series B Preferred Units who is, for United States federal income tax purposes, (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate, the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (a) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (b) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.
We believe that the Reincorporation of the Company from Tennessee to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of Company Common Stock and Company Series B Preferred Units will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of common stock and Series B Preferred Units will not change, and (3) the holding period of the shares of FWRD-Delaware’s common stock and FWRD-Delaware’s Series B Preferred Units received in the Reincorporation will include the holding period of the shares of Company Common Stock and Company Series B Preferred Units, respectively.
No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no complete assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.
EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.
Shareholder Vote Requirement
For this proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Approval of this proposal requires votes “FOR” by shares representing a majority of the Company Common Stock and Company Series B Preferred Units outstanding as of the Record Date, voting together as one class.
Recommendation of the Board
The Board has determined that the Merger to effect the Reincorporation is in the best interests of the Company and its shareholders and recommends that shareholders vote “FOR” the proposal to approve the Merger Agreement.

OTHER MATTERS
Additional Meeting Matters
The Board knows of no additional matters that may come before the meeting other than those referred to in this Proxy Statement; however, if any additional matters should properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, Nasdaq and the Company. Based solely on a review of the reports that have been filed by or on behalf of such persons in this regard and written representations from our directors, executive officers and beneficial owner of more than 10% of any class, we believe that the following persons filed late Section 16 reports during fiscal year 2024.

Mr. Thomas Schmitt filed a late Form 4 for seven transactions that occurred between February 4, 2024 and February 9, 2024. Mr. Christopher Schmachtenberger filed a late Form 4 for one transaction on March 6, 2024 and a late Form 4 for three transactions on March 14, 2024. Mr. Michael B. Hodge filed a late Form 4 for three transactions on March 14, 2024. Each of Mr. Joseph Tomasello, Mr. Kyle Mitchin, Mr. Michael Hance and Mr. Chris C. Ruble filed a late Form 4 for four transactions on March 15, 2024. Ridgemont Equity Management III, LLC filed a late Form 4 for three transactions on August 2, 2024. Mr. James Faught filed a late Form 4 for one transaction on June 28, 2024.

Shareholder Proposals for the 2026 Annual Meeting of Shareholders

Any proposal intended to be presented for action at the 2026 Annual Meeting of Shareholders by any shareholder of the Company must be received by the Secretary of the Company at its principal executive offices not later than January 12, 2026 in order for such proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to its 2026 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal which does not meet all the requirements for such inclusion established by Rule 14a-8 of the Exchange Act.

Any shareholder proposal must also meet all other requirements contained in our Bylaws, including the advance notice provisions. For other shareholder proposals to be timely (but not considered for inclusion in the proxy statement for the 2026 Annual Meeting of Shareholders), a shareholder’s notice must be received by the Secretary of the Company between February 11, 2026 and March 13, 2026 and the proposal and the shareholder must comply with Rule 14a-4 under the Exchange Act. In the event that a shareholder proposal intended to be presented for action at the next annual meeting does not comply with the aforementioned requirements, the shareholder proposal will be excluded from the annual meeting. If the Reincorporation Proposal is approved and the Company completes the Reincorporation, the shareholder’s notice window set forth above will remain the same for the 2026 Annual Meeting of Shareholders.

Any shareholder proposal must also meet all other requirements contained in our Bylaws or, if the Reincorporation Proposal is approved and the Company completes the Reincorporation, the Delaware Bylaws.

Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Notice of 2025 Annual Meeting of Shareholders, Proxy Statement and 2024 Annual Report may have been sent to multiple shareholders in your household, unless the Company has received contrary instructions from one or more shareholders. We will promptly deliver a separate copy of each document to you if you write the Company’s Secretary at Forward Air Corporation, 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745, or call (423) 636-7000. If you want to receive separate copies of the Notice of 2025 Annual Meeting of Shareholders, Proxy Statement and 2024 Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or, if the shares are not held in “street name,” you may contact the Company at the above address and phone number.
Shareholder Communications
Shareholders who wish to communicate with the Board, a Board committee or any individual director or directors may do so by sending written communications addressed to the Board, a Board committee or such individual director or directors, c/o Secretary, Forward Air Corporation, 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745. The Company’s Chief Legal Officer will open all shareholder communication for the sole purpose of determining whether the contents represent correspondence to any member of the Board or any group or committee of directors. Any shareholder communication that is not in the nature of advertising, promotions of product or service, or patently offensive material will be forwarded promptly to the member(s) of the Board to whom the shareholder communication is addressed. In the case of any shareholder communication to the Board or any group or committee of directors, the Chief Legal Officer’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.
Miscellaneous

It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, shareholders who do not expect to attend the Annual Meeting are urged, regardless of the number of shares of Company Common Stock and units of Company Series B Preferred Stock owned, to please vote and submit your proxy over the Internet, by telephone or by completing, signing, dating and returning the enclosed proxy in the envelope provided as promptly as possible. If you attend the virtual meeting and desire to vote by ballot, you may do so even though you have previously sent a proxy.
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 is included within the Annual Report provided with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. Copies of exhibits filed with the Form 10-K are available, free of charge, upon written request. Requests should be made in writing to Michael L. Hance, Secretary of the Company, at Forward Air Corporation, 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745. The Company’s filings with the SEC are also available, without charge, through the Investors - SEC Filings link on the Company’s website, www.forwardaircorp.com, as soon as reasonably practical after filing. The Company’s website and the information contained therein or connected thereto are not incorporated into this Proxy Statement.

By Order of the Board of Directors,

Greeneville, Tennessee May 12, 2025	Michael L. Hance Chief Legal Officer and Secretary

Annex A

FORWARD AIR CORPORATION
2025 OMNIBUS INCENTIVE COMPENSATION PLAN

1.History; Effective Date.

Forward Air Corporation, a Tennessee corporation (“Forward Air”), has established the Forward Air Corporation 2025 Omnibus Incentive Compensation Plan, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan was adopted by the Board of Directors of Forward Air (the “Board”) on March 21, 2025, as a successor plan to the Forward Air Corporation 2016 Omnibus Compensation Incentive Plan (the “Prior Plan”), and is effective as of the date that it is approved by the shareholders of Forward Air (the “Effective Date”). No awards will be made under the Prior Plan after the Effective Date of this Plan.

2.Purposes of the Plan.

The Plan enables Forward Air to continue to grant stock-based and cash-based incentive awards which the Board believes provide Forward Air with a competitive advantage in recruiting, retaining and motivating key individuals whose efforts contribute to the growth, profitability and long-term success of Forward Air. Incentive awards enable such individuals to acquire or increase, and benefit from, equity ownership in Forward Air or receive compensation upon achievement of specified performance objectives, thereby strengthening their commitment to the success of Forward Air and stimulating their efforts on behalf of Forward Air, as well as strengthening the mutuality of interests between such persons and Forward Air’s shareholders. Toward this objective, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based or cash awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.

3.Terminology

Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.

4.Administration

a.Administration of the Plan. The Plan shall be administered by the Administrator.
b.Powers of the Administrator

The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:

i.determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;

ii.determine the types of Awards to be granted any Eligible Individual;

iii.determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;

iv.determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) subject to Section 7(b), the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;

v.subject to Sections 7(f), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award;

vi.subject to Section 7(b), accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, Disability or a Change in Control, no such change, waiver or acceleration shall be made with respect to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;

vii.determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

viii.for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of local or foreign (non-United States) jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, appendices, supplements and special provisions;

ix.establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;

x.determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;

xi.administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;

xii.establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;

xiii.correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall deem it desirable to carry it into effect; and

xiv.otherwise administer the Plan and all Awards granted under the Plan.

c.Delegation of Administrative Authority. The Administrator may designate employees of Forward Air or any Affiliate, including without limitation the Employee Plans Committee of Forward Air, to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and exchange rules, may grant authority to officers or other employees to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the exercise of discretion with respect to Awards to officers under Section 16 of the Exchange Act.

d.Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

e.Limited Liability. To the maximum extent permitted by law, no member of the Administrator, nor any director, officer, employee or representative of Forward Air, shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

f.Indemnification. To the maximum extent permitted by law, by Forward Air’s charter and by‑laws, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is an employee of Forward Air or an Affiliate shall be indemnified by Forward Air against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.

g.Effect of Administrator’s Decision. All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including Forward Air, its shareholders, any Participants and any other employee, consultant, or director of Forward Air and its Affiliates, and their respective successors in interest. Notwithstanding the foregoing, following a Change in Control, any determination by the Administrator as to whether “Cause” exists under the terms of an Award shall be subject to de novo review by a court of competent jurisdiction.

5.Shares Issuable Pursuant to Awards

a.Initial Share Pool. As of the Effective Date and subject to adjustment under Section 10(a) of the Plan, the number of shares of Common Stock issuable pursuant to Awards granted under the Plan (the “Share Pool”) shall be equal to One Million Three Hundred Thousand (1,300,000) shares. Notwithstanding the foregoing, in no event shall more than fifteen percent (15%) of the issued and outstanding shares of Common Stock on a fully diluted basis (assuming, if applicable, the exercise of all outstanding Options and of all warrants and convertible securities into shares of Common Stock) be available for Awards under this Plan. Shares subject to outstanding awards under the Prior Plan that are cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares, after the Effective Date of the Plan shall return to the Share Pool.

b.Adjustments to Share Pool. On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:

i.The Share Pool shall be reduced by one share for each share of Common Stock made subject to an Award granted under the Plan;

ii.The Share Pool shall be increased by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award, granted under this Plan or the Prior Plan, that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares; and

iii.The Share Pool shall be increased by the number of shares of Common Stock that are forfeited back to Forward Air after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award granted under this Plan or the Prior Plan.

For the avoidance of doubt, the Share Pool shall not be increased by (A) shares of Common Stock used as a reference measure for any Award that are not issued upon settlement of such Award due to a net settlement, (B) shares of Common Stock withheld by or surrendered (either actually or through attestation) to Forward Air in payment of the exercise price of any Award, or (C) shares of Common Stock withheld by or surrendered (either actually or through attestation) to Forward Air in payment of the Tax Withholding Obligation that arises in connection with any Award.

c.ISO Limit. Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to the number of shares in the Share Pool as of the Effective Date of the Plan.

d.Source of Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under Forward Air’s charter but unissued, including without limitation shares purchased in the open market or in private transactions.

e.Director Awards. Subject to adjustment pursuant to Section 10 of the Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a non-employee director may be granted any Awards under this Plan or any other plan that have a Fair Market Value as of the date of grant, that exceeds $390,000 in the aggregate.

6.Participation

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for Forward Air or an Affiliate; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

7.Awards

a.Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered and/or communicated to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by Forward Air and the Participant receiving the Award (including by electronic delivery and/or electronic signature).

b.Minimum Restriction Period for Awards. Except as provided in Section 7(b) or Section 11 and notwithstanding the administrative provisions of Section 4, each Award granted under the Plan shall be subject to a minimum Restriction Period of 12 months from the date of grant if vesting of or lapse of restrictions on such Award is based on the satisfaction of Performance Goals and a minimum Restriction Period of 36 months from the date of grant, applied in either pro rata installments, with the first vesting occurring no less than 12 months after the date of grant, or a single installment, if vesting of or lapse of restrictions on such Award is based solely on the Participant’s satisfaction of specified service requirements with Forward Air and its Affiliates. If the grant of a Performance Award is conditioned on satisfaction of Performance Goals, the Performance Period shall not be less than 12 months’ duration, but no additional minimum Restriction Period need apply to such Award. Except as provided below in Section 7(b) or Section 11 and notwithstanding the administrative provisions of Section 4, the Administrator shall not have discretionary authority to waive the minimum Restriction Period applicable to an Award, except in the case of death, Disability, retirement, or a Change in Control. The provisions of this Section 7(b) shall not apply and/or may be waived, in the Administrator’s discretion, with respect to up to the number of Awards that is equal to five percent (5%) of the aggregate Share Pool measured as of the Effective Date.

c.Stock Options

i.Grants. A stock option means a right to purchase a specified number of shares of Common Stock from Forward Air at a specified price during a specified period of time. The exercise price per share subject to a stock option granted under the Plan shall not be less than the Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by Forward Air or an Affiliate or with which Forward Air or an Affiliate combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of Forward Air or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of Forward Air, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.

ii.Exercise. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law.

iii.Termination of Service. Except as otherwise provided herein or in the applicable Award Agreement or otherwise determined by the Administrator in accordance with Section 7(b), to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.

iv.Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.

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d.Limitation on Reload Options. The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted upon receipt of delivery of Common Stock to Forward Air in payment of the exercise price or any tax withholding obligation under any other stock option.

e.Stock Appreciation Rights

i.Grants. The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by Forward Air or an Affiliate or with which Forward Air or an Affiliate combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.

ii.Exercise. Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by Forward Air of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

iii.Termination of Service. Except as provided herein or in the applicable Award Agreement or otherwise determined by the Administrator in accordance with Section 7(b), to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of Service.

iv.Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.

f.Prohibition on Repricing. Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving Forward Air (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options
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or stock appreciation rights be canceled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by Forward Air’s shareholders.

g.Stock Awards.

i.Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.

ii.Vesting. Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

iii.Rights of a Stockholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Dividends declared payable on Restricted Stock shall be paid either at the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by Forward Air and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, Forward Air shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Forward Air.

iv.Termination of Service. Except as provided herein or in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

v.Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.

h.Stock Units

i.Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Restricted Stock Units represent a contractual obligation by Forward Air to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.
ii.Vesting and Payment. Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by Forward Air, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
iii.No Rights of a Stockholder; Dividend Equivalents. Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of Forward Air with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.
iv.Termination of Service. Except as provided herein or in the Applicable Award Agreement, upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

v.Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.
vi.Performance Shares and Performance Units.

vii.Grants. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units may include cash incentive awards granted in connection with Forward Air’s annual incentive program. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.

viii. Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

ix.Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.

(j)Other Stock-Based or Cash Awards. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based or Cash Awards on such terms and conditions as the Administrator may determine, including, without limitation, Cash Awards in connection with any short-term or long-term cash incentive program established by Forward Air or an Affiliate. Other Stock-Based or Cash Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based or Cash Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other

Stock-Based or Cash Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.
(k)Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause Forward Air or an Affiliate to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.
(l)Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(l).

8.Withholding of Taxes.

Participants and holders of Awards shall pay to Forward Air or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of Forward Air under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to Forward Air and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount (or such greater amount permitted under FASB Accounting Standards Codification Topic 718, Compensation-Stock Compensation, for equity-classified awards) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. Forward Air or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.

9.Transferability of Awards.

Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, or, with the prior written consent of the Administrator, by a Participant to a Family Member of the Participant as a gift. The Administrator shall not permit any transfer of an Award for value and shall not permit any transfer of an Award pursuant to a domestic relations order in settlement of marital property rights. The following transactions are not prohibited transfers for value: a transfer to an entity in which more than fifty percent of the voting interests are owned by a Participant’s Family Member (or the Participant) in exchange for an interest in that entity. An Award may be exercised during the lifetime of the Participant, only by the Participant or the Participant’s Family Member to whom the Award has been transferred with the Administrator’s consent or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any Forward Air stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.

10.Adjustments for Corporate Transactions and Other Events.

a.Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting Forward Air (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of Forward Air (each, a “Share Change”) that occurs at any time after adoption of this Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (iii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iv) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

b.Discretionary Adjustments. In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which shareholders of Forward Air receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Forward Air and securities of entities other than Forward Air) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”). For the avoidance of doubt, a Substitute Award with respect to any Award (“Initial Award”) the vesting, earning or settlement of which is, as of immediately before a Corporate Event or the effective time of a Change in Control, then subject to and pending achievement of Performance Goals may include, without limitation, an award the value of which at the time of substitution is determined by the Administrator to be such amount (expressed in dollars, shares of Common Stock or other consideration being paid for each share of Common Stock in the transaction) as would be determined under the applicable Award Agreement as though the applicable Performance Goals for the unexpired Performance Period are deemed to have been achieved as of the Corporate Event or Change in Control at the target level set forth in the applicable Award Agreement for the Initial Award, with such award thereafter becoming vested, earned or settled at the time set forth in the applicable Award Agreement for the Initial Award or at such earlier time as may apply pursuant to Section 11(b) hereof.

c.Adjustments to Performance Goals. The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in Forward Air’s financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other Forward Air filings with the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of Forward Air or the applicable subsidiary, business segment or other operational unit of Forward Air or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.

d.Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.

e.Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of Forward Air.

11.Change in Control Provisions.

a.Termination of Awards. Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:

i.the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;

ii.the outstanding shares of Restricted Stock the vesting or restrictions on which depend, as of immediately before the effective time of the Change in Control, solely on the satisfaction of a service obligation by the Participant to the Company and are not then subject to achievement of Performance Goals shall, immediately before the effective time of the

Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;

iii.the outstanding shares of Restricted Stock the vesting or restrictions on which are, as of immediately before the effective time of the Change in Control, then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as would be determined under the applicable Award Agreement as though the applicable Performance Goals for the unexpired Performance Period are deemed to have been achieved at the target level set forth in the applicable Award Agreement;

iv.the outstanding Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based or Cash Awards, the vesting, earning or settlement of which depends, as of immediately before the effective time of the Change in Control, solely on the satisfaction of a service obligation by the Participant to the Company and which is not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) within 30 days following such Change in Control, subject to any applicable limitations imposed thereon by Section 409A of the Code; and

v.the outstanding Restricted Stock Units, Performance Shares and Performance Units and Other Stock-Based or Cash Awards, the vesting, earning or settlement of which is, as of immediately before the effective time of the Change in Control, then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become vested and earned in such amounts as would be determined under the applicable Award Agreement as though the applicable Performance Goals for the unexpired Performance Period are deemed to have been achieved at the target level set forth in the applicable Award Agreement, and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) within 30 days following such Change in Control, subject to any applicable limitations imposed thereon by Section 409A of the Code. Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.

b.Continuation, Assumption or Substitution of Awards. Unless otherwise provided in the applicable Award Agreement, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance of Substitute Awards of, the surviving or successor entity or a parent thereof, then upon a Participant’s Termination of Service during the 24-month period following a Change in Control, by Forward Air, an Affiliate, or a successor to Forward Air or an Affiliate other than for Cause, Disability or death:

i.any outstanding stock options and stock appreciation rights granted under the Plan to the Participant or any such Substitute Awards which are not then exercisable and vested shall become fully exercisable and vested;

ii.the restrictions and transfer limitations applicable to any shares of Restricted Stock granted under the Plan to the Participant or any such Substitute Awards shall lapse and such shares of Restricted Stock shall become free of all restrictions and become fully vested and transferable;

iii.all Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based or Cash Awards granted under the Plan to the Participant or any such Substitute Awards shall be considered to be vested, earned and payable at target level, any deferral or other restriction thereon shall lapse, any Restriction Period thereon shall terminate, and such Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based or Cash Awards or any such Substitute Awards shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) within 30 days following such Termination of Service (except to the extent that settlement of such Awards or Substitute Awards must be made pursuant to their original schedule in order to comply with Section 409A of the Code); and

iv.subject to Section 15, the Administrator may also make additional adjustments and/or settlements of outstanding Awards granted to the Participant or any Substitute Awards as it deems appropriate and consistent with the Plan’s purposes.

c.Other Permitted Actions. In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.

d.Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.

12.Substitution of Awards in Mergers and Acquisitions.

Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, or consultants of Forward Air or an Affiliate as the result of a merger or consolidation of the entity for which they perform services with Forward Air or an Affiliate, or the acquisition by Forward Air or an Affiliate of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.

13.Compliance with Securities Laws; Listing and Registration.

The obligation of Forward Air to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may violate the rules of any exchange on which Forward Air’s securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules.

If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of Forward Air’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but Forward Air shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator. In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to Forward Air in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for Forward Air, be appropriate to permit Forward Air to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.

14.Section 409A Compliance.

It is the intention of Forward Air that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither Forward Air nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by Forward Air and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).

15.Plan Duration; Amendment and Discontinuance.

a.Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) March 20, 2035. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before March 20, 2035, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

b.Amendment and Discontinuance of the Plan. The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to Forward Air or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of Forward Air’s shareholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(f) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

c.Amendment of Awards. Subject to Section 7(f), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or Forward Air or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.

16.General Provisions.

a.Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of Forward Air or any Affiliate or shall interfere in any way with the right of Forward Air or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan.

b.No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Forward Air and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from Forward Air pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Forward Air.

c.Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of Forward Air or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) Forward Air or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.

d.Affiliate Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Affiliate, Forward Air may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the ward to the Affiliate, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Affiliate shall revert to Forward Air.

e.Governing Law and Interpretation. The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Tennessee, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect.

f.Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.

g.Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct or other agreement or arrangement adopted by the Board or Administrator with respect to the recoupment, recovery or clawback of compensation (the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which Forward Air may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.

17.Glossary

Under this Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Compensation Committee of the Board, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or the Compensation Committee, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Forward Air or any successor to Forward Air. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise. Solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code, an “Affiliate” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.

“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based or Cash Award, whether granted under this Plan or the Prior Plan.

“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan. An Award Agreement for a Cash Award may consist of a resolution of the Administrator that memorializes the terms and conditions of such Award which are thereafter communicated to the Participant.

“Board” means the Board of Directors of Forward Air.

“Cause” shall have the meaning set forth in the applicable Award Agreement and, in the absence of such a definition in the Award Agreement, means any one or more of the following, as determined by the Administrator or its delegate in its sole discretion, which determination will be conclusive: (i) any act or omission by a Participant which, if convicted by a court of law, would constitute a felony or a crime of moral turpitude; (ii) a Participant’s dishonesty or material violation of standards of integrity in the course of fulfilling his or her employment duties to the Company or any Affiliate; (iii) insubordination or a material violation of a material written policy of the Company or any Affiliate, violation of which would be grounds for dismissal under applicable Company policy; (iv) willful, repeated failure on the part of the Participant to perform his or her employment duties (provided that such duties are ethical and proper under applicable law) in any material respect, after reasonable written notice of such failure and an opportunity to correct it under a circumstance where the conduct constituting “Cause” is reasonably open to a cure (for instance, where the conduct does not involve a violation of trust or otherwise adversely affect the relationship between the Participant and the Company on a going-forward basis), and the period to correct shall be established by the Administrator; (v) any act or omission materially adverse to the interest of the Company or any Affiliate, or reasonably likely to result in material harm to the Company or any Affiliate; (vi) failure to comply in any material respect with the Company’s Code of Business Conduct and Ethics or Insider Trading Policy, or willful, repeated failure to comply in any material respect with the Company’s Executive Stock Ownership and Retention Guidelines, if applicable; or (vii) failure to comply in any material respect with the Foreign Corrupt Practices Act, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or any rules or regulations thereunder, or any similar, applicable statute, regulation or legal requirement.

“Change in Control” means an event that meets the conditions for a “change in the ownership of a corporation” or a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of the assets of a corporation” each within the meaning of Section 409A of the Code and Treas. Reg. §1.409A-3(i)(5) through being one or more of the following:

a.any one person, or more than one person acting as a group, acquires, including without limitation through a tender or exchange offer, merger or other business combination, ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company;

b.any one person, or more than one person acting as a group, acquires, including without limitation through a tender or exchange offer, merger or other business combination, (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing more than 40% of the total voting power of the stock of the Company;

c.any one person, or more than one person acting as a group, acquires (or has acquired during the twelve-month period ending on date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 80% of the total gross fair market value of all the assets of the Company immediately before such acquisition or acquisitions; or

d.a majority of members of the Company’s Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by two-thirds of the members of the Company’s Board before the date of the appointment or election.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.

“Common Stock” means shares of common stock of Forward Air, par value one cent ($0.01) per share and any capital securities into which they are converted.

“Company” means Forward Air and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Forward Air.

“Compensation Committee” means the Compensation Committee of the Board.

“Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which the Participant participates and which conditions the right to receive benefits under such program on the Participant being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death. The Administrator shall have sole authority to determine whether a Participant has suffered a Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

“Effective Date” means the date on which adoption of the Plan is approved by the shareholders of Forward Air.

“Eligible Individuals” means (i) officers, employees, and non-employee directors of, and other individuals, who are natural persons providing bona fide services to or for, Forward Air or any of its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Forward Air’s securities, and (ii) prospective officers, employees, non-employee directors and service providers who have accepted offers of employment or other service relationship from Forward Air or its Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.

“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:
i.if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;

ii.if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or

iii.if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.

Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse (but expressly excluding ex-spouse), sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.

“Nonqualified Option” means any stock option that is not an Incentive Stock Option.

“Other Stock-Based or Cash Award” means, with regard to a Stock-Based Award, an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures, and with regard to a Cash Award, an Award of cash, which need not be denominated or otherwise measured or valued in relation to shares of Common Stock and which may, but need not, be granted in connection with any short-term or long-term cash incentive program established by Forward Air or an Affiliate.

“Participant” means an Eligible Individual to whom an Award is or has been granted and has not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.

“Performance Award” means an Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of Performance Goals over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units and may include Other Stock-Based or Cash Awards.

“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of Forward Air or any Affiliate, or a division or strategic business unit of Forward Air, or may be applied to the performance of Forward Air relative to a market index, a group of other companies, or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Administrator; provided, that the Administrator shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting Forward Air or any Affiliate or the financial statements of Forward Air or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principles.

“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.

“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies or peer groups, or an index covering multiple companies:

(i)Earnings or Profitability Metrics: including, but not limited to, earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; gross margin percentage or dollar amount; expense levels or ratios; in each case adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments, early extinguishment of debt or stock-based compensation expense;

(ii)Return Metrics: including, but not limited to, return on investment, assets, equity or capital (total or invested);

(iii) Cash Flow Metrics: including, but not limited to, operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

(iv) Liquidity Metrics: including, but not limited to, capital raising; debt reduction; extension of maturity dates of outstanding debt; debt leverage (debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios) or access to capital; debt ratings; total or net debt; other similar measures approved by the Administrator;

(v)Stock Price and Equity Metrics: including, but not limited to, return on shareholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); price-to-earnings ratio; and

(vi) Strategic and Operating Metrics: including, but not limited to, geographic footprint; revenue (gross, operating or net); Forward Air Complete pick-up and delivery revenue; revenue per pound or carton; fuel surcharge revenue; airport-to airport revenue; other pick-up and delivery revenue; logistics revenue; driver revenue per hour targets; cost/revenue per full-time equivalent worker; other revenue; revenue growth; network tonnage density; total tonnage or cartons shipped; pounds or carton per shipment; labor or other operating costs per pound or carton; unbillable accessorials (per diem and rail storage); costs per mile; miles driven; percentage of miles driven by Company-employed drivers, owner-operators and/or third party transportation providers; purchased transportation scrape percentage; new business or customer wins; billing cycle times; on-time performance; annualized truck turnover; driver turnover; market share; market penetration; growth in assets; key hires; owner-operator recruitment; management of employment practices and employee benefits; purchased transportation; operating leases; effective income tax rates; business expansion; acquisitions, divestitures, collaborations, licensing or joint ventures; financing; resolution of significant litigation; and legal compliance or risk reduction.

“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.

“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period. Performance Units may include cash incentive awards granted in connection with Forward Air’s annual incentive program.

“Plan” means this Forward Air Corporation 2025 Omnibus Incentive Compensation Plan, as set forth herein and as hereafter amended from time to time.

“Prior Plan” means Forward Air’s 2016 Omnibus Incentive Compensation Plan.

“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).

“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).

“Restriction Period” means the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period in accordance with Section 7(b)).

“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.

“Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services for, Forward Air and its Affiliates. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Forward Air and its Affiliates shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with Forward Air and all Affiliates for any reason. A Participant will generally be treated as having terminated employment with Forward Air and all Affiliates as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for Forward Air or any Affiliate after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with Forward Air or any Affiliate.

“Unit” means a bookkeeping entry used by Forward Air to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units expressed in terms of cash or Common Stock equivalents, and Performance Shares that are expressed in terms of units of Common Stock.

Annex B

FORWARD AIR CORPORATION
2025 NON-EMPLOYEE DIRECTOR STOCK PLAN
(effective JUNE 11, 2025)

Section 1.Establishment; Purpose.
The Company's Board of Directors (the “Board”) finds it desirable and in the best interests of the Company and its shareholders to adopt the 2025 Non-Employee Director Stock Plan (the “Plan”) as set forth herein.

Under the Plan, the Company may grant non-employee directors equity compensation in the form of restricted shares (the “Restricted Shares”) of the $0.01 par value common stock of the Company (the “Common Stock”), unrestricted shares of Common Stock (the “Unrestricted Shares” and, together with the Restricted Shares, the “Award Shares”), deferred Award Shares (the “Stock Units”), and nonstatutory stock options (the “Options”) for the purchase of Common Stock (all such grants are referred to individually as an “Award” and collectively as “Awards”).

Section 2.Administration.

Responsibility and authority to administer and interpret the provisions of the Plan shall be conferred upon the Board. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend rules and regulations for the administration of the Plan. Without limiting the foregoing, the Board shall have the discretion to determine the form, size, timing and vesting of Awards, and such discretion may be exercised with respect to future or then-outstanding Awards and need not be exercised uniformly among all directors. The Board may employ attorneys, consultants, accountants or other persons, and the Board, the Company and its officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All usual and reasonable expenses of the Board shall be paid by the Company. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all recipients who have received Awards, the Company and other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or Awards made hereunder, and all members of the Board shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.
Section 3.Shares of Common Stock Subject to the Plan.
(a)Number of Shares Issuable Under the Plan. Subject to Section 3(b), up to 400,000 shares of Common Stock may be issued with respect to grants of Awards under the Plan made on or after June 11, 2025 and for the settlement of the 2024 annual compensation awards made to non-employee directors in 2024. In the event that any Awards, or portions of an Award, granted under the Plan (inclusive of Awards granted prior to the amendment and restatement of the Plan herein), or Stock Units credited to a bookkeeping reserve account with respect to deferred Award Shares, terminate unexercised or are canceled, surrendered or forfeited for any reason, then the number of Award Shares and Stock Units or the number of shares underlying the Options which terminated unexercised or were canceled, surrendered or forfeited shall be added to the remaining number of shares of Common Stock for which Awards may be issued under the Plan.

(b)Adjustments. The Board shall appropriately adjust the exercise price of outstanding Options and the maximum number and kind of shares subject to the Plan, Stock Units credited under the Plan, outstanding Awards and subsequent Awards in the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering or any change in capitalization of the Company.

(c)Source of Shares. The Common Stock issued under the Plan will come from authorized but unissued shares of Common Stock, treasury shares, purchases by the Company on the open market or from any other proper source. The Company will set aside and reserve for issuance under the Plan the number of shares set forth in Section 3(a), as adjusted.
Section 4.Eligibility.

All directors of the Company who are neither employees of the Company nor officers of the Company shall be eligible participants in the Plan.

Section 5.Grants of Awards.

(a)Annual Grants. Each individual who serves as a director of the Company and is, on the grant date, an eligible participant shall automatically be granted an Award, in such form and size as the Board determines from year to year which shall not exceed $390,000 in value on the date of grant (the “Annual Grant”), on the first business day after each Annual Meeting of Shareholders of the Company at which directors are elected (an “Annual Meeting”). Each Annual Grant shall be evidenced by a written agreement or other evidence of issuance (an “Award Agreement”) in such form acceptable to the Company and not inconsistent with the terms and conditions specified in the Plan.

(b)Pro-Rata Grants. Each person who first becomes an eligible director on a date other than the date of an Annual Meeting shall receive, within thirty (30) days of the date such person is appointed as or first becomes a non-employee director, a pro-rata grant of a number of Award Shares or Options, depending on the form of Annual Grant granted on the first business day following the last preceding Annual Meeting (the “Preceding Annual Grant”), equal to the number, rounded up to the nearest whole number, determined by multiplying the shares underlying the Preceding Annual Grant by a fraction, (i) the numerator of which is the number of whole and partial months during the period measured from the date of appointment as an eligible director until the next following May 1st, and (ii) the denominator of which is 12.

Section 6.Terms and Conditions of Award Shares.

Award Shares may be granted with or without restrictions. The terms and conditions of such Awards shall be as set forth below.

(a)Unrestricted Shares. Unrestricted Shares are vested, nonforfeitable and freely transferable when granted under the Plan.

(b)Restricted Shares

(i)Vesting. Restricted Shares are nonvested and forfeitable when granted under the Plan. Unless otherwise determined by the Board, Restricted Shares shall become vested and nonforfeitable on the earlier of (a) the day immediately prior to the first Annual Meeting that occurs after the grant date or (b) the first anniversary of the grant date, so long as the director's service with the Company has not earlier terminated. If the director's service with the Company terminates due to death or total disability, the Restricted Shares that have not previously become vested and nonforfeitable shall become vested and nonforfeitable as of the date that the director's service with the Company so terminates. If the director's service with the Company terminates for any reason other than death or total disability, then, unless the Board determines otherwise, all Restricted Shares that are not then vested and nonforfeitable, after giving effect to the vesting provision set forth above, will be immediately forfeited by the director and transferred to the Company upon such termination at no cost to the Company.

(ii)Restrictions on Transfer. Until the Restricted Shares become vested and nonforfeitable, the Restricted Shares may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. The Company shall not be required to (i) transfer on its books any Restricted Shares that have been sold or transferred in contravention of the Plan or (ii) treat as the owner of shares, or otherwise accord voting, dividend, distribution or liquidation rights to, any transferee to whom Restricted Shares have been transferred in contravention of the Plan.

(iii)Shareholder Rights; Share Certificates. Each participating director shall be reflected on the Company's books as the owner of record of the Restricted Shares as of the date of grant and shall possess all incidents of ownership of such shares, subject to Section 6(b)(ii), including the right to receive cash dividends with respect to such shares and to vote such shares; provided, that shares of Common Stock distributed in connection with a stock split or stock dividend shall be subject to restrictions on transfer and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such shares are distributed. The Company will hold the share certificates for safekeeping, or otherwise retain the shares in uncertificated book entry form, until the Restricted Shares become vested and nonforfeitable. Until the Restricted Shares become vested and nonforfeitable, any share certificates representing such shares will include a legend to the effect that the director may not sell, assign, transfer, pledge or hypothecate the Restricted Shares. All regular cash dividends on the Restricted Shares held by the Company will be paid directly to the director. As soon as practicable after vesting of the Restricted Shares, the Company will deliver a share certificate to the director, or deliver shares electronically or a certificate form to the director's designated broker on the director's behalf, for such vested Restricted Shares.

Section 7.Terms and Conditions of Options.

(a)Exercisability. Unless the Board determines otherwise, the Options shall become exercisable on the earlier of (a) the day immediately prior to the first Annual Meeting that occurs after the grant date or (b) the first anniversary of the grant date, so long as the director's service with the Company has not earlier terminated. Once an Option has become exercisable, it shall remain exercisable, to the extent not exercised, until its expiration date or earlier termination pursuant to Section 7(b).

(b)Post-Termination Exercise. If a director's service with the Company terminates due to the director's death or total disability, the outstanding Options granted to such director shall become exercisable in full and shall remain exercisable for a period of one (1) year thereafter but not beyond their expiration date. If a director's service with the Company terminates for any other reason, unless the Board determines otherwise, all Options granted to such director which are not then exercisable, after giving effect to the vesting provision set forth above, shall be canceled and the remaining Options shall continue to be exercisable for ninety (90) days thereafter but not beyond their expiration date.

(c)Exercise Price. The exercise price per share for each Option granted under the Plan shall be one hundred percent (100%) of the Fair Market Value (as defined below) of a share of Common Stock as of the date of grant. “Fair Market Value” as of a given date for purposes of the Plan and any Award Agreement means (i) the closing sale price for the shares on The NASDAQ Stock Market or any national exchange on which shares of Common Stock are traded on such date (or if such market or exchange was not open for trading on such date or no shares of Common Stock traded on that day but were listed for trade, the next preceding date on which it was open and the shares of Common Stock did trade); or (ii) if the Common Stock is not listed on The NASDAQ Stock Market or on an established and recognized exchange, such value as the Board, in good faith, shall determine based on such relevant facts, which may include opinions of independent experts, as may be available to the Board.

(d)Method of Exercise. Unless the Board determines otherwise, payment of the exercise price shall be in cash, in shares of Common Stock valued at their Fair Market Value on the date of exercise, or both, as elected by the director.

(e)Restrictions on Transfer. The Options shall be exercisable only by the director during his or her lifetime and may not be transferred other than by will or the laws of descent and distribution unless the Board determines otherwise.

(f)Expiration of the Options. The Options shall expire, if not sooner exercised or terminated, as of such date determined by the Board and set forth in the applicable Award Agreement; provided, however, that no Option shall expire later than ten (10) years after its date of grant.

Section 8.Deferral of Award Shares.

(a)Deferral of Award Shares. Directors may elect to defer receipt of Award Shares in accordance with the election procedures set forth below. If a director elects to defer the receipt of Award Shares, the number of Award Shares deferred shall be credited as Stock Units to a bookkeeping reserve account established for the director under the Plan as of the date that the Award Shares otherwise would have been issued to the director. Each Stock Unit shall represent the right to receive one share of Common Stock when the director incurs a separation from service with the Company (a “Separation From Service”) within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), provided that the Stock Unit is or has become vested and nonforfeitable on or before such date. Stock Units representing deferred Restricted Shares shall become vested and nonforfeitable at the same time and subject to the same conditions as the corresponding Restricted Shares to which they relate would have become vested and nonforfeitable but for their deferral of issuance.

(b)Settlement of Stock Units. Except as provided in Section 9(a), all vested Stock Units shall be settled upon the date that the director incurs a Separation From Service with the Company or as soon as practicable thereafter but in no event later than the close of the calendar year in which the Separation From Service occurs or such later date as may be permitted under Section 409A of the Code. Except as provided in Section 9(a), all vested Stock Units shall be settled in the form of shares of Common Stock issued to the director or the director's estate as applicable, provided that any vested fractional Stock Units credited to a director's bookkeeping reserve account shall be settled in cash. If the director's service with the Company terminates for any reason other than death or total disability, all Stock Units that are not then vested will be immediately forfeited by the director.

(c)Deferral Election Procedures. All deferral elections shall be made in accordance with the following procedures:

(i)An election pursuant to Section 8(a) shall be made by the director by executing and delivering a deferral agreement, in the form approved by the Company, to the Secretary of the Company. The deferral agreement shall become effective with respect to such director as of the first day of January following the date such deferral agreement is received by the Secretary of the Company, except as otherwise provided below. In the case of the first year in which a director becomes eligible to participate in the Plan, the director may execute and deliver a deferral agreement to the Secretary of the Company before or within thirty (30) days after the date the individual becomes an eligible director. If a newly eligible director delivers a deferral agreement after, but within thirty (30) days of, the date of appointment as a director, the deferral agreement will apply, solely with respect to the first grant of Award Shares received by the director after such appointment, to a number of Award Shares equal to (A) the Award Shares granted in such first grant minus (B) one-twelfth (1/12) times, as applicable, either the number of shares awarded under the Annual Grant if the individual first becomes an eligible director on the date of an Annual Meeting or the number of shares awarded under the Preceding Annual Grant if the individual first becomes an eligible director on a date other than the date of an Annual Meeting. If a newly eligible director delivers a deferral agreement on or before the date of appointment, the deferral agreement will apply to the entire first grant of Award Shares received by the director after such appointment. A director's election shall continue in effect, unless earlier modified by the director, until the director no longer serves as a director of the Company or, if earlier, until the director ceases to participate in the Plan.

(ii)A director may unilaterally modify a deferral agreement (either to terminate, increase or decrease the portion of the director's future grants of Award Shares which are subject to deferral) by providing a written modification of the deferral agreement, in a form approved by the Company, to the Secretary of the Company. The modification shall become effective as of the first day of January following the date such written modification is received by the Secretary of the Company.

(iii)The Board may from time to time establish policies or rules consistent with the requirements of Section 409A of the Code, to govern the manner in which deferrals of Award Shares may be made.

(d)Rights in Respect of Deferred Award Shares. Award Shares that are deferred shall not represent an actual ownership in shares of Common Stock and the director shall have no voting or other rights as a shareholder in respect of Stock Units credited to the director's bookkeeping reserve account. On each cash dividend payment date with respect to shares of Common Stock, each director who has Stock Units credited to a bookkeeping reserve account under the Plan on the record date for such dividend shall have credited to such account, as a dividend equivalent payment, additional Stock Units which shall be fully vested. The number of additional Stock Units to be so credited shall equal: (i) the product of (x) the per-share cash dividend payable, multiplied by (y) the total number of Stock Units which have not been settled or forfeited as of the record date for such dividend, divided by (ii) the Fair Market Value (as defined in Section 7(c)) of one share of Common Stock on the payment date of such dividend. If the unit holder's Stock Units have been settled after the record date but prior to the dividend payment date, any Stock Units that would be credited pursuant to the preceding sentence shall be settled on or as soon as practicable after the dividend payment date.

(e)Transferability of Rights. No director shall have the right to assign any right or interest in any Stock Unit or shares of Common Stock subject to a Stock Unit, or to cause or permit any encumbrance, pledge or charge of any nature to be imposed on any such Stock Unit or shares of Common Stock so deferred or any such right or interest, other than by will or the laws of descent and distribution.

Section 9.Change in Control.

(a)Acceleration of Vesting, Exercisability, and Award Termination upon Change in Control. In the event of a “Change in Control” (as defined below), (1) all Restricted Shares, Options and Stock Units awarded under the Plan not previously vested, exercisable and nonforfeitable shall become fully vested, exercisable and nonforfeitable as of the date of, and immediately before, such Change in Control; (2) all outstanding Options not exercised prior to or upon the Change in Control will terminate at the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation, assumption or settlement of such Options by, or for the substitution of equivalent options of, the surviving or successor entity or a parent thereof; and (3) all Stock Units credited to accounts as of the Change in Control will be settled in shares or in cash at the discretion of the Board upon the Change in Control or as soon as practicable thereafter but in no event later than the close of the calendar year in which the Change in Control occurs.
(b)Definition of Change in Control. For purposes of this Section 9, a “Change in Control” means an event that meets the conditions for a “change in the ownership of a corporation” or a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of the assets of a corporation” each within the meaning of Section 409A of the Code and Treas. Reg. §1.409A-3(i)(5) through being one or more of the following:

(i)any one person, or more than one person acting as a group, acquires, including without limitation through a tender or exchange offer, merger or other business combination, ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company;

(ii)any one person, or more than one person acting as a group, acquires, including without limitation through a tender or exchange offer, merger or other business combination, (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing more than 40% of the total voting power of the stock of the Company;

(iii)any one person, or more than one person acting as a group, acquires (or has acquired during the twelve-month period ending on date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 80% of the total gross fair market value of all the assets of the Company immediately before such acquisition or acquisitions; or

(iv)a majority of members of the Company's Board is replaced during any twelve (12)month period by Directors whose appointment or election is not endorsed by two-thirds of the members of the Company's Board before the date of the appointment or election.

Section 10. Amendment or Discontinuance.

The Board may amend, suspend or terminate the Plan or any portion thereof at any time as it determines appropriate, without further action by the Company's shareholders, except to the extent required by applicable law or by any stock exchanges upon which the Common Stock may be listed; provided, however, that no action of the Board to amend, suspend or terminate the Plan may impair a director's rights with respect to any Awards or Stock Units previously made under the Plan without the director's consent and further provided that without the degree of shareholder approval required by the Company's charter or bylaws, applicable law, or the rules and regulations of any exchange or trading market on which the Company's securities are then traded, the Board may not: (a) increase the number of shares of Common Stock that may be issued under this Plan, (b) increase the maximum size of Awards that may be granted under this Plan, or (c) modify the requirements as to eligibility for participation in this

Plan. Notwithstanding the foregoing, the Plan may be amended by the Board at any time, retroactively if required in the opinion of the Company, in order to ensure that the Plan complies with the requirements of Section 409A of the Code or other applicable law or the rules and regulations of any exchange or trading market on which the Company's securities are then traded. No such amendment shall be considered prejudicial to any interest of a director. In the event that the Plan is terminated, the Company will continue to maintain the bookkeeping reserve accounts and settle Stock Units credited thereto only in accordance with the provisions of Section 409A of the Code.

Section 11. Effective Date and Term of Plan.

The Board has approved the Plan, as set forth herein, as of March 21, 2025, subject to approval of the shareholders of the Company at the 2025 Annual Meeting of the Shareholders. Unless sooner terminated by the Board, the Plan shall continue in effect indefinitely until all shares of Common Stock approved for issuance under the Plan by the shareholders of the Company have been issued. Awards and Stock Units granted prior to termination of the Plan shall, notwithstanding termination of the Plan, continue to be effective and shall be governed by the Plan.

Section 12. Continuation of Director or Other Status.

Nothing in the Plan or in any instrument executed pursuant to the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company will retain a participant as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the provisions of the Company's charter, bylaws or the Tennessee Business Corporation Act relating to the removal of directors.

Section 13. The Company's Rights.

The existence of the Plan, grants of Awards, or crediting of Stock Units shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 14. No Trust or Fund Created.

Neither the Plan nor any Awards or crediting of Stock Units to a bookkeeping reserve account shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a director or any other person. To the extent that any director or other person acquires a right to receive payments from the Company pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.
Section 15. Governing Law.

The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Tennessee pertaining to contracts made and to be performed wholly within such jurisdiction.

Section 16. 409A Savings Clause.

(a)It is intended that the Plan comply with Section 409A of the Code. The Plan shall be administered, interpreted and construed in a manner consistent with such Section. Should any provision of the

Plan not comply with Section 409A of the Code, that provision shall be modified and given effect, in the sole discretion of the Board and without requiring consent of any Award holder, in such manner as the Board determines to be necessary or appropriate to comply with Section 409A of the Code.

(b)In the event that a holder of Stock Units is a “specified employee” upon “separation of service” (each within the meaning of Section 409A of the Code as determined in good faith by the Board), settlement of any Stock Units, the settlement of which is triggered by the occurrence of the separation from service, will be delayed until the first business day after the expiration of six months following the date of the separation from service.

Section 17. Compliance with Laws.

To the extent the Company is unable to or the Board deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any shares under the Plan, the Company shall be relieved of any liability with respect to the failure to issue such shares as to which such requisite authority shall not have been obtained.

Annex C

PLAN OF MERGER
This Plan of Merger (this “Agreement”), dated as of April 30, 2025, is between Forward Air Corporation, a Tennessee corporation (“FWRD-Tennessee”), and FA-Delaware Corporation, a Delaware corporation and wholly owned subsidiary of FWRD-Tennessee (“FWRD-Delaware”).
RECITALS
A. FWRD-Tennessee is a corporation duly organized and existing under the laws of Tennessee;
B. FWRD-Delaware is a corporation duly organized and existing under the laws of Delaware;
C.the Board of Directors of FWRD-Tennessee has (a) determined that this Agreement and the merger of FWRD-Tennessee with and into FWRD-Delaware, with FWRD-Delaware surviving the merger (the “Merger”) for the purposes of effecting the reincorporation of FWRD-Tennessee in Delaware, are advisable and in the best interests of FWRD-Tennessee and its shareholders, (b) adopted and approved the execution and delivery of this Agreement by FWRD-Tennessee, (c) directed that the approval of this Agreement be submitted to a vote of the FWRD-Tennessee shareholders at a meeting thereof, and (d) resolved to recommend that the shareholders of FWRD-Tennessee vote in favor of the approval of this Agreement in accordance with the Tennessee Business Corporation Act (the “TBCA”); and
D.the Board of Directors of FWRD-Delaware has (a) determined that this Agreement and the Merger are advisable and in the best interests of FWRD-Delaware and its sole stockholder, (b) approved the execution and delivery of this Agreement by FWRD-Delaware, (c) directed that this Agreement be submitted for approval and adoption by action by written consent of FWRD-Tennessee in its capacity as FWRD-Delaware’s sole stockholder, and (d) resolved to recommend to FWRD-Tennessee that it approve and adopt this Agreement in accordance with the General Corporation Law of the State of Delaware (the “DGCL”).

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I

THE MERGER
1.1The Merger; Surviving Corporation. Upon the Effective Time (as defined below), FWRD-Tennessee will be merged with and into FWRD-Delaware, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the DGCL and the TBCA, and the separate existence of FWRD-Tennessee will cease. FWRD-Delaware will be the surviving entity (the “Surviving Corporation”) and will continue to be governed by the DGCL.
1.2Constituent Corporations. The name, address, jurisdiction of organization and state of incorporation of each of each of the parties hereto is as follows:
(a)FWRD-Tennessee: Forward Air Corporation, a corporation organized under the laws of Tennessee with an address of 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745.
(b)FWRD-Delaware: FA-Delaware Corporation, a corporation organized under the laws of Delaware with an address of 1915 Snapps Ferry Road, Building N, Greeneville, Tennessee 37745.

1.3Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, following the satisfaction or, if permitted by the DGCL and the TBCA, waiver by FWRD-Tennessee and FWRD-Delaware of the conditions set forth in Article III, the parties hereto will cause the Merger to be consummated pursuant to the TBCA and the DGCL by filing (a) Articles of Merger with the Secretary of State of Tennessee (the “Articles of Merger”) and (b) a Certificate of Merger with the Secretary of State of Delaware (the “Certificate of Merger”) (the time of such filing and acceptance with the Secretary of State of Tennessee and the Secretary of State of Delaware, or such later time as may be agreed in writing by the parties hereto and specified in the Articles of Merger and the Certificate of Merger, the “Effective Time”).
1.4Effect of Merger. Upon the Effective Time, the Merger will have the effects provided for herein and in the Articles of Merger and the Certificate of Merger, as well as the applicable provisions of the DGCL and the TBCA.
1.5Name of the Surviving Corporation. Upon the Effective Time, the name of the Surviving Corporation will be “Forward Air Corporation.”
1.6Certificate of Incorporation of the Surviving Corporation. At the Effective Time, the Certificate of Incorporation of the Surviving Corporation will be as set forth on Exhibit A hereto (the “Surviving Corporation Charter”), which will continue in full force and effect until subsequently amended in accordance with the DGCL and the Surviving Corporation Charter and the Surviving Corporation Bylaws (as defined below).
1.7Bylaws of the Surviving Corporation. At the Effective Time, the Bylaws of the Surviving Corporation will be as set forth on Exhibit B hereto (the “Surviving Corporation Bylaws”), which will continue in full force and effect until subsequently amended in accordance with the DGCL and the Surviving Corporation Bylaws and the Surviving Corporation Charter.
1.8Officers and Directors of the Surviving Corporation. Each officer and each director of FWRD-Tennessee immediately prior to the Effective Time will continue as an officer or director, as applicable, of the Surviving Corporation, and will serve in such capacity in accordance with the Surviving Corporation Charter, the Surviving Corporation Bylaws and the DGCL.
1.9Tax Treatment. Each of FWRD-Tennessee and FWRD-Delaware acknowledges and agrees that, for U.S. federal (and applicable state and local) income tax purposes, (a) the Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), (b) this Agreement, together with any resolutions adopting or approving this Agreement and the Merger, is intended to constitute, and is hereby adopted as, a “plan of reorganization” within the meaning of Subchapter C of the Code and the Treasury Regulations issued thereunder, and (c) the Surviving Corporation, as the resulting corporation in such reorganization, will continue to use the historic employer identification number of FWRD-Tennessee in accordance with IRS Revenue Ruling 73-526, 1973-2 C.B. 404 (Situation 3).
ARTICLE II

2EFFECT OF MERGER
2.1Conversion of Outstanding Stock and Units. Upon the Effective Time, by virtue of the Merger, and without any action on the part of the holders of any outstanding shares or units of FWRD-Tennessee or FWRD-Delaware or any other person:
(a)Each share of common stock of FWRD-Tennessee, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time will be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share, par value $0.01 per share, of common stock of the Surviving Corporation;

(b)Each Series B Preferred Unit of FWRD-Tennessee, par value $0.00001, issued and outstanding immediately prior to the Effective Time will be converted (without surrender of stock certificates or any other action) into one fully paid and non-assessable Series B Preferred Unit, par value $0.00001, of the Surviving Corporation (and each share of Series B Preferred Stock of FWRD-Tennessee, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time will be converted, without the surrender of stock certificates or other action, into one fully paid and non-assessable share, par value $0.01 per share, of Series B Preferred Stock of the Surviving Corporation such that each Series B Preferred Unit of the Surviving Corporation will represent a 1/1000th fractional unit of Series B Preferred Stock of the Surviving Corporation); and
(c)The 100 shares of FWRD-Delaware common stock owned by FWRD-Tennessee immediately prior to the Effective Time, and all rights in respect thereof, will be cancelled and cease to exist.
2.2FWRD-Tennessee Equity Compensation Plans and Employee Stock Purchase Plan. From and after the Effective Time, the Surviving Corporation will continue and perform all obligations of FWRD-Tennessee under the Forward Air Corporation 2025 Omnibus Incentive Compensation Plan, the Forward Air Corporation 2025 Non-Employee Director Stock Plan, the Forward Air Corporation 2016 Omnibus Incentive Compensation Plan, the Forward Air Corporation Amended and Restated Non-Employee Director Stock Plan, the Forward Air Corporation Amended and Restated Stock Option and Stock Incentive Plan, the Forward Air Corporation 2000 Non-Employee Director Stock Option Award, the Forward Air Corporation 2006 Non-Employee Director Stock Plan, the Forward Air Corporation 1999 Stock Option and Incentive Plan, the Forward Air Corporation Non-Employee Director Stock Option Plan, the Forward Air Corporation 2005 Employee Stock Purchase Plan (the “ESPP”) and any other equity compensation plan maintained by FWRD-Tennessee immediately prior to the Effective Time (collectively, including as amended, the “Equity Plans”). Each Equity Plan will have the same terms and conditions as in effect immediately prior to the Effective Time, including the same number of shares of stock reserved or covered thereunder, as applicable, except that the stock reserved or covered under each Equity Plan and all awards then outstanding thereunder will be the common stock of the Surviving Corporation. A number of shares of the Surviving Corporation’s common stock will be reserved for issuance under the Equity Plans equal to the number of shares of FWRD-Tennessee common stock so reserved immediately prior to the Effective Time.
2.3FWRD-Tennessee Options, Stock Purchase Rights, Convertible Securities. Each unexercised option or other right to purchase or security convertible into or exercisable for FWRD-Tennessee common stock, in each case, that is outstanding immediately prior to the Effective Time (a “Right”) will become an option or right to purchase, or a security convertible into or exercisable for, the Surviving Corporation’s common stock, on the basis of one share of the Surviving Corporation’s common stock for each one share of FWRD-Tennessee common stock issuable pursuant to any such Right, on the same terms and conditions and, as applicable, at an exercise price equal to the exercise price that was applicable to any such Right immediately prior to the Effective Time. Each unvested share of restricted stock granted under an Equity Plan that is outstanding and unvested as of immediately prior to the Effective Time will be converted into common stock of the Surviving Corporation in accordance with Section 2.1, but from and after the Effective Time will be subject to the same terms and conditions as applied immediately prior to the Effective Time.
2.4Employee Stock Purchase Plan. From and after the Effective Time, each participant eligible to purchase a share of FWRD-Tennessee common stock under the ESPP as of immediately prior to the Effective Time will be eligible to purchase one share of the Surviving Corporation’s common stock, on the same terms and conditions as were applicable immediately prior to the Effective Time.
2.5Certain Tax Matters. Notwithstanding anything to the contrary in this Agreement, the continuation of Rights and ESPP purchase rights under Section 2.3 and Section 2.4 will in all events occur in a manner that satisfies the requirements of Sections 409A, 422 and 424 of the Code and the regulations issued thereunder (to the extent applicable) and the provisions of the applicable Equity Plan.
2.6Assumption of Tax Receivable Agreement. Pursuant to Section 7.8 of the Tax Receivable Agreement, dated January 25, 2024, among FWRD-Tennessee, Central States Logistics, Inc., Clue Opco LLC and the other parties thereto (the “TRA”), at the Effective Time, and pursuant to a written agreement, the Surviving

Corporation will expressly assume and agree to perform the TRA in the same manner and to the same extent that FWRD-Tennessee would have been required to perform if the Merger had not taken place.
2.7Certificates. At and after the Effective Time, all of the outstanding certificates, if any, that immediately prior thereto represented shares of common stock, options, warrants or other securities of FWRD-Tennessee will be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of common stock, options, warrants or other securities of FWRD-Tennessee represented by such certificates have been converted as herein provided and will be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate will, until such certificate has been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.
2.8Effect of Merger Generally. Upon the Effective Time, and without further action by any person, all of the property, rights, privileges, powers and franchises of FWRD-Tennessee and FWRD-Delaware will vest in the Surviving Corporation, and all of the debts, liabilities and duties of FWRD-Tennessee and FWRD-Delaware will become the debts, liabilities and duties of the Surviving Corporation.
2.9Opco Units. For the avoidance of doubt, each Class B Unit (each of which is paired with one Series B Preferred Unit of FWRD-Tennessee) and each Class A Unit outstanding as of immediately prior to the Effective Time of Clue Opco LLC, a subsidiary of FWRD-Tennessee as of immediately prior to the Effective Time, will remain outstanding and, from and after the Effective Time, (a) each Class B Unit of Clue Opco LLC will be paired with a corresponding Series B Preferred Unit of the Surviving Corporation and (b) each Class A Unit of Clue Opco LLC will be owned by the Surviving Corporation as successor by merger to FWRD-Tennessee.
2.10Nasdaq Symbol Assumption. Upon the Effective Time, the Surviving Corporation will assume the ticker symbol “FWRD” currently used by FWRD-Tennessee, and such ticker symbol will be used for trading the common stock of the Surviving Corporation on the Nasdaq Stock Market (“Nasdaq”). FWRD-Tennessee will be the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and the shares of Surviving Corporation common stock will be deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) of the Exchange Act.
2.11Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 850 New Burton Road, Suite 201, County of Kent, Dover, Delaware 19904. The name of the Surviving Corporation’s registered agent at such address is Cogency Global Inc.
ARTICLE III
3CONDITIONS TO THE MERGER
3.1The obligation of FWRD-Tennessee and FWRD-Delaware to consummate the Merger is conditioned upon the satisfaction or, to the extent permitted by the DGCL and the TBCA, waiver by FWRD-Tennessee and FWRD-Delaware, of the following conditions:
(a)This Agreement shall have been approved by the affirmative vote of shareholders holding a majority of the common stock and Series B Units of the Company outstanding entitled to vote to approve this Agreement, voting together as one class (the “Requisite Shareholder Approval”);
(b)FWRD-Tennessee, as sole stockholder of FWRD-Delaware, shall have approved and adopted this Agreement;

(c)At and as of immediately prior to the Effective Time, no shareholder of FWRD-Tennessee shall hold 15% or more of the outstanding voting stock of FWRD-Tennessee;
(d)No shareholder of FWRD-Tennessee shall have validly asserted and not withdrawn dissenters’ rights in respect of the Merger under the TBCA; and
(e)The D&O insurance policy in effect with respect to FWRD-Tennessee and its subsidiaries as of immediately prior to the Effective Time will continue in full force and effect on the same terms and conditions with respect to the Surviving Corporation and its subsidiaries from and after the Effective Time.

ARTICLE IV
4COVENANTS; MISCELLANEOUS
4.1Adoption. Following the execution of this Agreement and prior to the Effective Time, FWRD-Tennessee will, in its capacity as the sole stockholder of FWRD-Delaware, approve and adopt this Agreement.
4.2Nasdaq Notification. Prior to the Effective Time, FWRD-Tennessee and FWRD-Delaware will take all necessary actions to ensure (a) the establishment of the Surviving Corporation as a successor issuer under Rule 12g-3(a) of the Exchange Act and (b) the continuation of the ticker symbol “FWRD” for shares of Surviving Corporation common stock, and from and after the Effective Time, the Surviving Corporation will take all necessary actions to ensure that (i) Surviving Corporation common stock is deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) of the Exchange Act and (ii) such continuation of the ticker symbol "FWRD" on Nasdaq (including, in each case, providing Nasdaq with all required information in connection with filing a Company Event Notification relating to the Merger).
4.3Abandonment. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by either or both of the parties hereto, notwithstanding (a) the approval of this Agreement by the shareholders of FWRD-Tennessee or the approval and adoption of this Agreement by the sole stockholder of FWRD-Delaware, or by both, or (b) the satisfaction or waiver of the conditions set forth in Article III. In the event of the termination of this Agreement, this Agreement will become void and of no effect and neither of the parties hereto nor any of their shareholders will have any obligations with respect hereto.
4.4Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Articles of Merger with the Secretary of State of Tennessee and the Certificate of Merger with the Secretary of State of Delaware; provided, that, following receipt of the Requisite Shareholder Approval, this Agreement may not be amended in a manner prohibited by Section 48-21-102(f) of the TBCA.
4.5Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of the other party hereto or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit and to the extent permitted by applicable law.
4.6Assignment; No Third-Party Beneficiaries. This Agreement is not assignable by either of the parties hereto. This Agreement will not be deemed to create any third-party beneficiary rights in favor of any person.
4.7Entire Agreement. This Agreement contains the parties’ entire understanding and agreement with respect to its subject matter.

4.8Governing Law. This Agreement will be governed by and construed in accordance with the laws of Delaware, without giving effect to conflict of laws principles.
4.9Consent to Jurisdiction. Each of the parties hereto hereby, with respect to any legal claim or proceeding arising out of this Agreement or the Merger, expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware and any appellate court therefrom) and agrees that any such claim or proceeding relating will not be brought or heard except in such courts.
4.10Headings. The various section headings are inserted for purposes of reference only and will not affect the meaning or interpretation of this Agreement or any provision hereof.
4.11Counterparts. This Agreement may be executed in counterparts (including by pdf), each of which will be deemed to be an original instrument, with the same effect as if the signature thereto and hereto were upon the same instrument, and will become effective when counterparts have been signed by each of the parties hereto and delivered (including by email or DocuSign) to the other party, and all such counterparts will together constitute one and the same agreement.
4.12Enforceability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, is, to any extent, invalid or unenforceable, the remaining terms and provisions of this Agreement or application to other persons and circumstances are not invalidated thereby, and each term and provision hereof is to be construed with all other remaining terms and provisions hereof to effect the intent of the parties hereto to the fullest extent permitted by law.
4.13Further Assurances. If any of the parties hereto (or, after the Effective Time, the Surviving Corporation) determines that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title of any property, rights or obligations of FWRD-Tennessee or FWRD-Delaware, the applicable parties will execute and deliver all such proper deeds, assignments and assurances and do all things necessary or proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.

IN WITNESS WHEREOF, FWRD-Tennessee and FWRD-Delaware have executed this Agreement as of the date first written above.

FORWARD AIR CORPORATION

By: /s/ Michael Hance Name: Michael Hance Title: Chief Legal Officer and Secretary

FA-DELAWARE CORPORATION

By: /s/ Michael Hance Name: Michael Hance Title: President, Treasurer and Secretary

Annex D

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
FORWARD AIR CORPORATION
1ARTICLE I
The name of the corporation is Forward Air Corporation (the “Company”).

2ARTICLE II
The address of the Company’s registered office in the State of Delaware is 850 New Burton Road, Suite 201, Dover, County of Kent, Delaware 19904. The name of the Company’s registered agent at such address is Cogency Global Inc.
3ARTICLE III
The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the “DGCL”).
4ARTICLE IV
Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 55,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $0.01 per share, and 5,000,000 shares of Preferred Stock, par value $0.01 per share.
Section 2. Preferred Stock. The Preferred Stock may be issued in one or more series. The Board of Directors of the Company (the “Board”) is hereby authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any such series and the designation, voting powers, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any or all of the following:
(a)the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;
(b)the voting powers, if any, and whether such voting powers are full or limited in such series;
(c)the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;
(d)whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series and the dates and preferences of dividends on such series;
(e)the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;
(f)the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock or any other security, of the Company or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;

(g)the right, if any, to subscribe for or to purchase any securities of the Company or any other corporation or other entity;
(h)the provisions, if any, of a sinking fund applicable to such series; and
(i)any other relative, participating, optional or other special powers, preferences or rights and qualifications, limitations or restrictions thereof;
all as may be determined from time to time by the Board and stated or expressed in the resolution or resolutions providing for the issuance of such Preferred Stock (collectively, a “Preferred Stock Designation”).
The voting powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, of the class of preferred stock designated “Series B Preferred Stock” are as set forth in this Article FOURTH and in Annex A to this Amended and Restated Certificate of Incorporation of the Company (this “Certificate of Incorporation”), which is incorporated herein by reference.
Section 3. Common Stock.
(a)Subject to the rights of the holders of any series of Preferred Stock, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.
(b)Except as otherwise required by law, holders of Common Stock will not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).
(c)Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) without separate class votes, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto). For the avoidance of doubt, but subject to the rights of any holders of any outstanding series of Preferred Stock, Section 242(d) of the DGCL will apply to amendments to this Certificate of Incorporation.
5ARTICLE V
The Board may make, amend and repeal the Bylaws of the Company (the “Bylaws”). Any Bylaw made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such Bylaw so made or amended), and the Bylaws may be amended or repealed by the stockholders by the affirmative vote of the holders of a majority of the voting power of the outstanding stock of the Company entitled to vote generally. The Company may in its Bylaws confer powers upon the Board in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board by applicable law.
6ARTICLE VI
Subject to the rights of the holders of any series of Preferred Stock:
(a)any action required or permitted to be taken by the stockholders of the Company may be taken only (i) at a duly called annual or special meeting of stockholders of the Company or (ii) without a meeting by a consent signed by all holders of all shares entitled to vote thereon if such matter were to be voted upon at a duly called annual or special meeting of the stockholders of the Company; and

(b)except as otherwise permitted by the Bylaws, special meetings of stockholders of the Company may be called only by (i) the Chairman of the Board (the “Chairman”), (ii) the Chief Executive Officer of the Company (the “Chief Executive Officer”), or (iii) the Secretary of the Company (the “Secretary”) acting at the request of the Chairman, the Chief Executive Officer or a majority of the total number of directors that the Company would have if there were no vacancies on the Board (the “Whole Board”).
At any annual meeting or special meeting of stockholders of the Company, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the Bylaws.
7ARTICLE VII
Section 1. Number, Election and Terms of Directors. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, the number of directors of the Company shall be fixed only by the affirmative vote of a majority of the Whole Board. At each annual meeting of the stockholders of the Company, the directors will be elected by plurality vote of all votes cast at such meeting to hold office for a term expiring at the next annual meeting of stockholders and until their successors are elected and qualified. Election of directors of the Company need not be by written ballot unless requested by the presiding officer or by the holders of a majority of the voting power of the Voting Stock present in person or represented by proxy at a meeting of the stockholders at which directors are to be elected, voting together as a single class. For the purposes of this Certificate of Incorporation, “Voting Stock” means stock of the Company of any class or series entitled to vote at an election of directors. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission; provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.
Section 2. Nomination of Director Candidates. Advance notice of stockholder nominations for the election of directors and other business must be given in the manner provided in the Bylaws.
Section 3. Removal. Subject to the rights, if any, of the holders of any series of Preferred Stock to remove directors under circumstances specified in a Preferred Stock Designation, at any annual meeting or special meeting of the stockholders, the notice of which states that the removal of a director or directors is among the purposes of the meeting and identifies the director or directors proposed to be removed, the affirmative vote of the holders of a majority of the voting power of the outstanding Voting Stock, voting together as a single class, may remove such director or directors.
8ARTICLE VIII
To the fullest extent permitted by the DGCL and any other applicable laws currently or hereafter in effect, no director or officer of the Company will be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer with respect to any acts or omissions in the performance of his or her duties as a director or officer of the Company. Solely for purposes of this Article VIII, “officer” will have the meaning provided in Section 102(b)(7) of the DGCL or any amendment or successor provision thereto. No amendment to or repeal of this Article VIII will apply to or have any effect on the liability or alleged liability of any director or officer of the Company for or with respect to any acts or omissions of such director or officer occurring prior to the effectiveness of such amendment or repeal.
9ARTICLE IX
Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise subject to or involved in any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact (a) he or she is or was a director or an officer of the Company or (b) with respect to any former or current director or officer of the Company, he or she is or was serving at the request of the Company as a director, officer, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an

“Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified by the Company to the fullest extent permitted or required by the DGCL and any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith (“Indemnifiable Losses”); provided, however, that, except as provided in Section 4 of this Article IX with respect to Proceedings to enforce rights to indemnification, the Company shall indemnify any such Indemnitee pursuant to this Section 1 in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.
Section 2. Right to Advancement of Expenses. The right to indemnification conferred in Section 1 of this Article IX shall include the right to advancement by the Company of any and all expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the DGCL so requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation service to an employee benefit plan) shall be made pursuant to this Section 2 only upon delivery to the Company of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay, without interest, all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2. An Indemnitee’s right to an Advancement of Expenses pursuant to this Section 2 is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under Section 1 of this Article IX with respect to the related Proceeding or the absence of any prior determination to the contrary.
Section 3. Contract Rights. The rights to indemnification and to the Advancement of Expenses conferred in Sections 1 and 2 of this Article IX shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 4. Right of Indemnitee to Bring Suit. If a claim under Section 1 or 2 of this Article IX is not paid in full by the Company within 60 calendar days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to the fullest extent permitted or required by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader reimbursements of prosecution or defense expenses than such law permitted the Company to provide prior to such amendment), to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (b) any suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Company shall be entitled to recover such expenses, without interest, upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Company (including its Board or a committee thereof, its stockholders or independent legal counsel) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including its Board or a committee thereof, its stockholders or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by an Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the

Company to recover an Advancement of Expenses hereunder pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, shall be on the Company.
Section 5. Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, any other provision of this Certificate of Incorporation, the Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise. Nothing contained in this Article IX shall limit or otherwise affect any such other right or the Company’s power to confer any such other right.
Section 6. Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 7. No Duplication of Payments. The Company shall not be liable under this Article IX to make any payment to an Indemnitee in respect of any Indemnifiable Losses to the extent that the Indemnitee has otherwise actually received payment (net of any expenses incurred in connection therewith and any repayment by the Indemnitee made with respect thereto) under any insurance policy or from any other source in respect of such Indemnifiable Losses.
ARTICLE X
(a)Unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (or, in each case, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware). To the fullest extent permitted by law, if any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
(b)Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be, to the fullest extent permitted by law, the sole and exclusive forum for any action asserting a claim arising under the Securities Act of 1933, as amended.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, having been duly adopted by the Company’s Board of Directors in accordance with Section 242 and Section 245 of the DGCL, has been executed by its duly authorized officer this [●] day of [●], 2025.

FORWARD AIR CORPORATION

By: ____________________________________
[Name]
[Title]

CERTIFICATE OF DESIGNATIONS
OF
SERIES B PREFERRED STOCK
OF
FORWARD AIR CORPORATION
Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of Forward Air Corporation (the “Company”), the Board of Directors, at a meeting duly called and held on [_____], 2025, adopted a resolution providing for the issuance of a series of preferred stock designated as the “Series B Preferred Stock,” which resolution is as follows:
RESOLVED that, pursuant to Article Fourth of the Certificate of Incorporation of the Company, there be and hereby is authorized and created a series of Preferred Stock, hereby designated as the “Series B Preferred Stock” (hereinafter called “Series B Preferred Stock”). The authorized number of shares of Series B Preferred Stock shall initially be 15,000 and such shares shall have a par value of $0.01 per share. Each share of Series B Preferred Stock shall be issued in fractional units of 1/1000th of one share of Series B Preferred Stock (hereafter called “Series B Preferred Units”), and the par value of each Series B Preferred Unit shall be $0.00001. The voting powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, of the Series B Preferred Stock are as follows:
Section 1. Ranking; Term; Nature.
(a)Each share of Series B Preferred Stock shall be identical in all respects to every other share of Series B Preferred Stock, and each Series B Preferred Unit shall be identical in all respects to every other Series B Preferred Unit. The Series B Preferred Stock (and Series B Preferred Units) shall rank, with respect to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company, (i) senior to the common stock, par value $0.01 per share, of the Company (the “Common Stock”), whether now outstanding or hereafter issued, and to each other class or series of stock of the Company (including any series of Preferred Stock currently established or established after the Issue Date by the Board) the terms of which do not expressly provide that such class or series ranks senior to, or pari passu with, the Series B Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as “Junior Stock”), (ii) pari passu with each other class or series of stock of the Company (including any series of Preferred Stock established after the Issue Date by the Board) the terms of which expressly provide that such class or series ranks pari passu with the Series B Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company, and (iii) junior to each other class or series of stock of the Company (including any series of Preferred Stock established after the Issue Date by the Board) the terms of which expressly provide that such class or series ranks senior to the Series B Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company. The Company’s ability to issue Capital Stock that ranks pari passu with or senior to the Series B Preferred Stock shall be subject to the provisions of Section 2.
(b)The Series B Preferred Units shall be perpetual.
(c)Since one Series B Preferred Unit and one Class B Unit together represent an economic and voting unit, Series B Preferred Units shall only be issued to, and registered in the name of, a holder of Class B Units and a Series B Preferred Unit only may be transferred together with a corresponding Class B Unit in accordance with the terms of the Opco LLCA.
    Section 2. Voting Rights. Subject to applicable law and the rights, if any, of the holders of any outstanding Series B Preferred Units, the Holders and the holders of outstanding shares of Common Stock shall vote together as a single class on all matters with respect to which stockholders are entitled to vote under applicable law, the Certificate of Incorporation or the Bylaws, or upon which a vote of stockholders generally entitled to vote is otherwise duly called for by the Company. At each annual or special meeting of stockholders, each Holder on the relevant record date shall be entitled to cast one vote in person or by proxy for each Series B Preferred Unit standing in such Holder’s name on the stock transfer records of the Company. The Holders shall not have cumulative voting rights. Except as may otherwise be required by law or as specifically set forth in this Section 2, Section 3 or Section 5, the Series B Preferred Units shall not have any other special voting powers and the voting powers of the Holders and holders of shares of Common Stock shall be in all respects identical.
    Section 3. Amendments Affecting Stock. So long as any Series B Preferred Units are outstanding, in addition to any other vote of stockholders of the Company required under applicable law or the Certificate of Incorporation, the affirmative vote or consent of the holders of at least a majority of the outstanding number of Series B Preferred Units, voting separately as a single class, will be required for any amendment, alteration or repeal of (a) the Certificate of Incorporation (including as a result of a merger, reorganization, consolidation or other similar or extraordinary transaction) if the amendment, alteration or repeal would alter or change the powers, preferences, privileges or rights of the Holders so as to affect them adversely or (b) the Bylaws (including as a result of a merger, reorganization, consolidation or other similar or extraordinary transaction) if the amendment, alteration or repeal would alter or change the powers, preferences or rights of the Holders so as to adversely affect them differently in any material respect than the holders of Common Stock are so affected.
    Section 4. No Dividends. The Holders shall not be entitled to receive any dividends (including cash, stock or property) in respect of their Series B Preferred Units; provided, that in the event of a dividend to holders of Common Stock in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Series B Preferred Units shall simultaneously receive a dividend of Series B Preferred Units or rights to acquire Series B Preferred Units, in each case in the same proportion and manner, pursuant to the terms of the Opco LLCA or otherwise.
    Section 5. Stock Splits. Without the prior affirmative vote of the holders of a majority of the Series B Preferred Units then outstanding and the holders of a majority of the shares of Common Stock then outstanding, each voting separately as a single class, no reclassification, subdivision, split or combination (whether by merger, reorganization, consolidation or other similar or extraordinary transaction) shall be effected on the Series B Preferred Units or the Common Stock unless the same reclassification, subdivision, split or combination, in the same proportion and manner, is made on the other.
    Section 6. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, each Holder shall be entitled to receive out of the assets of the Company available for distribution to stockholders of the Company, before any distribution of assets is made on the Common Stock or any other Junior Stock, an amount equal to the aggregate Liquidation Preference attributable to Series B Preferred Units held by such Holder. After the payment to the Holders of the full preferential amounts provided for above, the Holders as such shall have no right or claim to any of the remaining assets of the Company.
    Section 7. Merger or Consolidation. Subject to Section 5, in the event of a merger, reorganization, consolidation or other similar or extraordinary transaction of the Company with or into another entity (whether or not the Company is the surviving entity), the Holders shall not be entitled to receive any economic consideration in respect of a Series B Preferred Unit; provided, however, that the Company shall comply with the terms of the Opco LLCA, including with respect to any redemption or exchange of the Class B Units in connection with such merger, reorganization, consolidation or other similar or extraordinary transaction.
    Section 8. No Preemptive Rights. No Holder shall be entitled to preemptive rights.
    Section 9. Exchange and Cancellation of Series B Preferred Units. To the extent that either (a) any Person exercises its rights pursuant to the terms of the Opco LLCA to have its Class B Units (as defined in the Opco LLCA and hereinafter, the “Class B Units”) (together with a corresponding Series B Preferred Unit) redeemed, purchased or exchanged by Holdco for Common Stock pursuant to the terms of the Opco LLCA or (b) the Company otherwise requires any holder of Class B Units to redeem or exchange its Class B Units pursuant to the terms of the Opco LLCA, then simultaneous with the payment of, at the Holdco’s election, cash or shares of Common Stock to such Person for such redemption or exchange pursuant to the terms of the Opco LLCA, the Series B Preferred Units so redeemed or exchanged in connection therewith (or otherwise corresponding thereto) shall be automatically (and without any further action on the part of the Company or the Holder thereof) cancelled for no consideration.
    Section 10. Transfer of Series B Preferred Units.
(a)The transfer of a Class B Unit pursuant to the terms of the Opco LLCA shall result in the automatic transfer of an equal number of Series B Preferred Units to the same transferee. No Holder shall transfer a Series B Preferred Unit other than with an equal number of Class B Units (in each case, as such number may be adjusted to reflect equitably any stock split, subdivision, combination or similar change with respect to the Series B Preferred Units or Class B Units) pursuant to the terms of the Opco LLCA. The transfer restrictions described in this Section 10(a) are referred to as the “Restrictions.”
(b)Any purported transfer of Series B Preferred Units in violation of the Restrictions shall, to the fullest extent permitted by applicable law, be null and void. If, notwithstanding the Restrictions, a Person shall, voluntarily or involuntarily, purportedly become or attempt to become the purported transferee of Series B Preferred Units (the “Purported Owner”) in violation of the Restrictions, then the Purported Owner shall, to the fullest extent permitted by applicable law, not obtain any rights in and to such Series B Preferred Units (the “Restricted Shares”), and the purported transfer of the Restricted Shares to the Purported Owner shall, to the fullest extent permitted by applicable law, not be recognized by the Company or the Transfer Agent.
(c)Upon a determination by the Board that a Person has attempted or is attempting to transfer or to acquire Series B Preferred Units, or has purportedly transferred or acquired Series B Preferred Units, in violation of the Restrictions, the Board may take such lawful action as it deems advisable to refuse to give effect to such attempted or purported transfer or acquisition on the books and records of the Company, including, to the fullest extent permitted by applicable law, to cause the Company’s Transfer Agent to refuse to record the Purported Owner as the record owner of the Series B Preferred Units, and to institute proceedings to enjoin any such attempted or purported transfer or acquisition, or reverse any entries or records reflecting such attempted or purported transfer or acquisition.
(d)Notwithstanding the Restrictions, (i) in the event that any outstanding Series B Preferred Units shall cease to be held by a registered holder of Class B Units, such Series B Preferred Units shall be automatically (and without action on the part of the Company or the Holder thereof) cancelled for no consideration and (ii) in the event that any Holder no longer holds an equal number of Series B Preferred Units and of Class B Units (as such numbers may be adjusted to reflect equitably any stock split, subdivision, combination or similar change with respect to Series B Preferred Units or Class B Units), the Series B Preferred Units registered in the name of such Holder that exceed the number of Class B Units held by such Holder shall be automatically (and without further action on the part of the Company or such Holder) cancelled for no consideration.
(e)The Board may, to the fullest extent permitted by applicable law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures that are consistent with the provisions of this Section 10 and the Opco LLCA, for determining whether any transfer or acquisition of Series B Preferred Units would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section 10. Any such procedures and regulations shall be kept on file with the Secretary and with the Transfer Agent and shall be made available for inspection by any prospective transferee of Series B Preferred Units and, promptly after being implemented, shall be mailed or otherwise delivered, as determined by the Company, to a Holder.
(f)The Board shall, to the fullest extent permitted by applicable law, have all powers necessary to implement the Restrictions, including without limitation the power to prohibit the transfer of any Series B Preferred Units in violation thereof.

    Section 11. Series B Preferred Units Legend. All book-entries representing Series B Preferred Units shall bear a legend substantially in the following form (or in such other form as the Board may determine):
THE SECURITIES REPRESENTED BY THIS BOOK ENTRY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT RELATING THERETO IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.
    Section 12. Status of Converted, Redeemed, Repurchased or Cancelled Units. Series B Preferred Units that have been cancelled shall not be reissued as Series B Preferred Units and shall have the status of authorized but unissued shares or units of Preferred Stock undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of Preferred Stock; provided that any issuance of such Series B Preferred Units must be in compliance with the terms hereof.
Section 13. Notices. All notices or communications in respect of Series B Preferred Units shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in the Certificate of Incorporation or Bylaws or by applicable law.

    Section 14. Definitions. As used in this Annex A, the following terms have the meanings specified below:
(a)“Board” means the Board of Directors of the Company.
(b)“Bylaws” means the Bylaws of the Company (as amended and restated from time to time).
(c)“Capital Stock” of any Person means any and all shares, units, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.
(d)“Certificate of Designations” means this Certificate of Designations setting forth the voting powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, of the Series B Preferred Stock.
(e)“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, including this Certificate of Designations (as further amended and restated from time to time).
(f)“Class B Units” has the meaning set forth in Section 9.
(g)“Common Stock” has the meaning set forth in Section 1.
(h)“Company” has the meaning set forth in the first paragraph of this Certificate of Designations.
(i)“Holdco” means Central States Logistics, Inc., an Illinois corporation and wholly owned subsidiary of the Company.

(j)“Holder” means the Person in whose name a Series B Preferred Unit is registered in its capacity as a holder of Series B Preferred Units.

(k)“Issue Date” means [____], 2025.

(l)“Junior Stock” has the meaning set forth in Section 1.
(m)“Liquidation Preference” means an amount equal to $0.01 per Series B Preferred Unit.
(n)“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of August 10, 2023, among the Company, Holdco, Opco, Omni Newco, LLC and the other parties thereto, as amended prior to January 25, 2024.
(o)“Opco” means Clue Opco LLC, a Delaware limited liability company.
(p)“Opco LLCA” means the amended and restated limited liability company agreement of Opco in effect from time to time; provided, that for so long as the definitive agreement constituting the amended and restated limited liability company agreement of Opco contemplated by Section 7.22(a)(i) of the Merger Agreement is not in effect, “Opco LLCA” shall refer to the terms and conditions set forth on Exhibit C to the Merger Agreement.
(q)“Person” means any natural person, corporation, limited liability company, partnership, joint venture, trust, business association, governmental entity or other entity.
(r)“Purported Owner” has the meaning set forth in Section 10(b).
(s)“Restricted Shares” has the meaning set forth in Section 10(b).
(t)“Restrictions” has the meaning set forth in Section 10(a).
(u)“Securities Act” means the Securities Act of 1933, as amended.
(v)“Series B Preferred Stock” has the meaning set forth in the second paragraph of this Certificate of Designations.
(w)“Series B Preferred Units” has the meaning set forth in the second paragraph of this Certificate of Designations.
(x)“Stockholder Approval” means the approval of the Company’s stockholders for the issuance of additional Series B Preferred Units contemplated by the Opco LLCA, in each case pursuant to and in accordance with the listing rules of NASDAQ, including for all applicable purposes of NASDAQ Listing Rule 5635, and obtained at the Company’s Annual Meeting of Shareholders held on June 3, 2024.

(y)“Transfer Agent” means Computershare Trust Corporation, N.A. unless and until a successor is selected by the Company, and then such successor.
    Section 15. Miscellaneous.
(a)The Company covenants that it will at all times reserve and keep available, free from preemptive rights, (i) out of its authorized but unissued shares of Common Stock (in addition to any amounts reserved for any other purpose), for the purpose of effecting the exchange or redemption of Series B Preferred Units in accordance with Section 9 not theretofore converted, the aggregate number of shares of Common Stock deliverable upon the exchange or redemption of all outstanding Class B Units (and corresponding Series B Preferred Units) pursuant to the terms of the Opco LLCA, and (ii) out of its authorized but unissued Series B Preferred Units, for the purpose of effecting the issuance of Series B Preferred Units pursuant to the terms of the Opco LLCA, the aggregate number of Series B Preferred Units to be issued pursuant to the terms of the Opco LLCA upon receipt of the Stockholder Approval.
(b)The Company covenants that any shares of Common Stock issued upon exchange or redemption of the Series B Preferred Units (and the corresponding Class B Units) pursuant to the terms of the Opco LLCA will be duly and validly issued, fully paid and nonassessable, and free of any Encumbrances (as defined in the Merger Agreement) other than restrictions under the Transaction Agreements (as defined in the Merger Agreement), any Organizational Documents (as defined in the Merger Agreement) and under applicable law, including blue sky laws and the Securities Act.
(c)The Company shall cause Opco to pay all transfer, stamp and other similar taxes due with respect to the issuance or delivery of shares of Common Stock or other securities or property upon redemption or exchange by Opco of the Series B Preferred Units and any issuance of Series B Preferred Units pursuant to the Transaction Agreements (as defined in the Merger Agreement); provided, however, that Opco shall not be required to pay any tax that may be payable with respect to any transfer involved in the issuance or delivery of shares of Common Stock, Series B Preferred Units or other securities or property in a name other than that of the Holder of the Series B Preferred Units to be redeemed or exchanged (as applicable), and the Holder shall be responsible for any such tax.
(d)Notwithstanding anything to the contrary contained in this Certificate of Designations, no Series B Preferred Units shall be issued in physical, certificated form. All Series B Preferred Units shall be evidenced by book-entry on the record books maintained by the Company or its Transfer Agent.
(e)The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
(f)Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law. If any of the voting powers, preferences and relative, participating, optional and other special rights of the Series B Preferred Units and qualifications, limitations and restrictions thereof set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series B Preferred Units and qualifications, limitations and restrictions thereof set forth herein which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Series B Preferred Units and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series B Preferred Units and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series B Preferred Units and qualifications, limitations and restrictions thereof unless so expressed herein.
(g)To the fullest extent permitted by applicable law, the Company and the Transfer Agent may deem and treat the Holders as the true and lawful owner of the Series B Preferred Units for all purposes, and neither the Company nor the Transfer Agent shall be affected by any notice to the contrary.
(h)When the terms herein refer to a specific agreement or other document or a decision by any body or person that determines the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement, document or decision at the principal executive offices of the Company and a copy thereof will be provided free of charge to any stockholder who makes a request therefor. Unless expressly provided herein or the context otherwise requires, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein).

Annex E

FORWARD AIR CORPORATION
BYLAWS
As Adopted and Effective
on ____________, 2025

TABLE OF CONTENTS
(continued)

36.	Lost, Stolen or Destroyed Certificates	E-19
GENERAL		E-19
37.	Fiscal Year	E-19
38.	Reliance upon Books, Reports and Records	E-19
39.	Amendments	E-19
40.	Certain Defined Terms	E-19

STOCKHOLDERS MEETINGS
1.Time and Place of Meetings. All meetings of stockholders will be held at such time and place, within or without the State of Delaware, as may be designated by the Board of Directors (the “Board”) of Forward Air Corporation, a Delaware corporation (the “Company”), from time to time or, in the absence of a designation by the Board, by the Chairman, the Chief Executive Officer or the Secretary, and stated in the notice of the meeting. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that a meeting of stockholders will not be held at any place, but may instead be held by means of remote communications, subject to such guidelines and procedures as the Board may adopt from time to time. The Board may cancel or reschedule to an earlier or later date any previously scheduled annual or special meeting of stockholders.
2.Annual Meetings. At each annual meeting of stockholders, the stockholders will elect the directors from the nominees for director, to succeed those directors whose terms expire at such meeting and will transact such other business, in such case as may properly be brought before the meeting in accordance with Bylaws 8, 9, 10 and 11.
3.Special Meetings.
(a)General. A special meeting of stockholders may be called only (i) by the Chairman, (ii) by the Chief Executive Officer, (iii) by the Secretary acting at the request of the Chairman, the Chief Executive Officer or a majority of the total number of directors that the Company would have if there were no vacancies on the Board (the “Whole Board”), or (iv) as provided in Bylaw 3(b), in each case to transact only such business as is specified in the notice of the meeting or authorized by the affirmative vote of a majority of the Whole Board to be brought before the meeting. Stockholders may cause business to be specified in the notice of meeting only as and to the extent provided in Bylaw 3(b), and shall not otherwise be permitted to propose business to be brought before a special meeting of stockholders.
(b)Stockholder Requested Special Meetings. A special meeting of the stockholders shall be called by the Secretary upon the written request of an Eligible Holder (as defined below) or group of Eligible Holders, as of the record date referred to in Bylaw 3(b)(vi), of not less than 10% of the voting power of the capital stock of the Company issued and outstanding and entitled to vote on any issue proposed to be considered at such meeting (the “Requisite Percentage”), subject to the following provisions of this Bylaw 3(b). “Eligible Holder” means any record holder of the shares of capital stock of the Company then entitled to vote for the election of directors that (x) is making such request on its own behalf (and not on behalf of a beneficial owner of such stock) or (y) is making such request on behalf of a beneficial owner of such capital stock; provided that, in the case of this clause (y), such request must be accompanied by proof of such beneficial ownership in a form that would be sufficient to prove eligibility to submit a shareholder proposal under paragraph (b) of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (such act, and any successor statute thereto, and the rules and regulations promulgated thereunder are collectively referred to herein as the “Exchange Act”), or any successor rule.
(i)Special Meeting Requests; Required Information. In order for a special meeting requested by one or more Eligible Holders (a “Stockholder Requested Special Meeting”) to be called by the Secretary, one or more written requests must have been received from one or more Eligible Holders by the Secretary that the Board fix a record date (a “Record Date Request”) for the purpose of determining the stockholders entitled to request that the Secretary call such special meeting, which request shall be in the proper form and delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company.
(ii)To be in the proper form for purposes of this Bylaw 3(b), a Record Date Request by Eligible Holder(s) shall set forth:
(A)as to each Requesting Person (as defined below), the information required to be provided by a Proposing Person pursuant to Bylaw 9(b)(i) (except that for purposes of this

Bylaw 3(b)(ii)(A), the term “Requesting Person” shall be substituted for the term “Proposing Person” and “Stockholder Requested Special Meeting” shall be substituted for the term “annual meeting” in all places it appears in Bylaw 9(b)(i));
(B)as to the purpose or purposes of the special meeting, the information required by Bylaw 9(b)(ii) (except that for purposes of this Bylaw 3(b)(ii)(B), the term “Stockholder Requested Special Meeting” will be substituted for the term “annual meeting” in all places where it appears in Bylaw 9(b)(ii));
(C)if directors are proposed to be elected at the Stockholder Requested Special Meeting, the information required by Bylaw 10(b)(ii); and
(D)an agreement by the Requesting Person(s) to notify the Secretary immediately in the case of any disposition of shares of voting stock prior to the record date fixed for the purpose of determining the stockholders entitled to request such special meeting and an acknowledgment that any such disposition shall be deemed a revocation of such Special Meeting Request to the extent of such disposition and the number of shares disposed of shall not be included in determining whether the Requisite Percentage has been reached.
(iii)For purposes of these Bylaws, the term “Requesting Person” shall mean (A) the Eligible Holder(s) making the Record Date Request to fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary call a Stockholder Requested Special Meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf such request is made, and (C) any Affiliate or Associate (each within the meaning of Rule 12b-2 under the Exchange Act) of such Eligible Holder or beneficial owner.
(iv)Compliance with Applicable Requirements. Notwithstanding any provision of this Bylaw 3(b), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder (including Rule 14a-19 promulgated thereunder, if applicable) and the DGCL (as defined below) with respect to the matters set forth in this Bylaw 3(b).
(v)Updating Information in Record Date Request. A Requesting Person must update and supplement such Record Date Request, if necessary, so that the information provided or required to be provided in such Record Date Request pursuant to this Bylaw 3(b) or Bylaw 9 or Bylaw 10, as applicable, is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any recess, adjournment or postponement thereof. Any such update and supplement must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company, as promptly as practicable.
(vi)Special Meeting Record Date. Within ten calendar days after receipt of a Record Date Request in the proper form and otherwise in compliance with this Bylaw 3(b) from any Eligible Holder(s), the Board may adopt a resolution fixing a record date for the purpose of determining the stockholders entitled to request that the Secretary call a special meeting, which date shall not precede the date upon which the resolution fixing the record date is adopted by the Board. If the Board has not adopted a resolution fixing a record date within the ten calendar day period after the date on which such a Record Date Request was received, the record date in respect thereof shall be deemed to be the 30th calendar day after the date on which such a request is received. Notwithstanding anything in this Bylaw 3(b) to the contrary, no record date shall be fixed if the Board determines that the demand or demands that would otherwise be submitted following such record date would be invalid pursuant to subsection (viii).
(vii)Aggregation of Requests. Without qualification, a Stockholder Requested Special Meeting shall not be called pursuant to this Bylaw 3(b) unless Eligible Holders as of the record date established pursuant to subsection (vi) above who hold, in the aggregate, at least the Requisite Percentage timely provide one or more requests to call such special meeting in writing and in the proper form to the

Secretary at the principal executive offices of the Company. Only Eligible Holders on the record date shall be entitled to request that the Secretary call a Stockholder Requested Special Meeting pursuant to this Bylaw 3(b) (each a “Special Meeting Request”). To be timely, an Eligible Holder’s Special Meeting Request must be delivered to, or mailed and received at, the principal executive offices of the Company not later than the 60th calendar day following the record date. To be in the proper form for purposes of this Bylaw 3(b), a demand to call a special meeting shall set forth (A) the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), if applicable, and (C) with respect to any Eligible Holder submitting a request to call a special meeting, the information required to be provided pursuant to this Bylaw 3(b) of a Requesting Person, which must be updated or supplemented, if necessary, so that the information required to be provided will be true and correct on the record date of such special meeting and as of such date that is ten business days prior to such special meeting, or any adjournment or postponement thereof, which update shall be delivered to the Secretary no later than five business days after the record date for the special meeting and not later than eight business days prior to the special meeting. In determining whether a special meeting of stockholders has been requested by Eligible Holders (as of the record date established pursuant to subsection (vi)) representing in the aggregate at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if each such Special Meeting Request (A) identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board), and (B) has been dated and delivered to the Secretary within 60 calendar days of the earliest dated of such Special Meeting Requests. Any Requesting Person may revoke his, her or its Special Meeting Request at any time by written revocation delivered to the Secretary at the principal executive offices of the Company; provided, however, that if following such revocation (or any deemed revocation pursuant to Bylaw 3(b)(ii)(D) above), the unrevoked valid Special Meeting Requests delivered by Eligible Holders with, in the aggregate, less than the Requisite Percentage, there shall be no requirement to hold a special meeting. The first date on which unrevoked valid Special Meeting Requests delivered by Eligible Holders with, in the aggregate, not less than the Requisite Percentage shall have been delivered to the Secretary is referred to herein as the “Request Receipt Date.”
(viii)Invalid Requests. A Special Meeting Request shall not be valid if:
(A)the Special Meeting Request does not comply with the requirements of this Bylaw 3(b);
(B)the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law;
(C)the Special Meeting Request includes an item of business that was not included in the written Record Date Request that resulted in the establishment of the record date;
(D)the Request Receipt Date is during the period commencing 90 calendar days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting;
(E)the purpose specified in the Special Meeting Request is not the election of directors and an identical or substantially similar item (as determined in good faith by the Board, a “Similar Item”) was presented at any meeting of stockholders held within the 12 months prior to the Request Receipt Date;
(F)a Similar Item is included in the Company’s notice as an item of business to be brought before a stockholder meeting that has been called but not yet held or that is called for a date within 90 calendar days after the Request Receipt Date; or

(G)the information set forth in the Special Meeting Request fails to be true and complete on the record date for the meeting and as of the date that is ten calendar days prior to the meeting or any recess, adjournment or postponement thereof.
(ix)Date and Time of Meeting. A Stockholder Requested Special Meeting shall be held at such date and time as may be fixed by the Board; provided, however, that the Stockholder Requested Special Meeting shall be called for a date not more than 70 nor less than ten calendar days after the Request Receipt Date.
(x)No Right to Have Matter Included. No Requesting Person will be entitled to have any matter proposed to be presented at a Stockholder Requested Special Meeting in any proxy materials that the Company may use in connection therewith solely as a result of such stockholder’s compliance with this Bylaw 3(b).
(xi)Limitation on Business to be Transacted. Business transacted at any Stockholder Requested Special Meeting shall be limited to (A) the purpose(s) stated in the valid Special Meeting Request(s) received from the Eligible Holders holding the Requisite Percentage and (B) any additional matters that the Board determines to include in the Company’s notice of the meeting. The presiding officer of any such meeting will, if the facts warrant, determine that a proposal or nomination was not made in accordance with the procedures prescribed by Bylaw 3, Bylaw 8, Bylaw 9, Bylaw 10 or Bylaw 11, as applicable, and if the presiding officer should so determine, he or she will so declare to the meeting and the defective proposal or nomination, as applicable, will be disregarded. If none of the Eligible Holders who submitted the Special Meeting Request (or a qualified representative thereof) appears to present the matters to be presented for consideration that were specified in the Stockholder Meeting Request, the Company need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been solicited, obtained or delivered.
(c)Meetings of Preferred Stockholders. Notwithstanding the foregoing provisions of this Bylaw 3, special meetings of holders of any outstanding Preferred Stock may be called in the manner and for the purposes provided in the applicable Preferred Stock Designation.
4.Notice of Meetings. Written notice of every meeting of stockholders, stating the place, if any, date and time thereof, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, will be given, in a form permitted by Bylaw 28 or by the General Corporation Law of the State of Delaware, as amended (the “DGCL”), not less than ten nor more than 60 calendar days before the date of the meeting to each stockholder of record entitled to vote at such meeting, except as otherwise provided by law.
5.Inspectors. The Board will, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer of the meeting will appoint one or more inspectors to act at the meeting.
6.Quorum. Except as otherwise provided by law or in a Preferred Stock Designation, the holders of a majority in voting power of the shares of stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at a meeting of stockholders for the transaction of business thereat; provided, however, that, where a separate vote by class or series is required, a majority of the outstanding shares of such class or series, present in person or represented by proxy, will constitute a quorum entitled to take action with respect to that vote on that matter. A quorum, once established, will not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. If, however, such a quorum shall not be present or represented at any meeting of the stockholders, the presiding officer of the meeting shall have the power to adjourn the meeting from time to time, in the manner provided in Bylaw 13, until a quorum is present or represented.

7.Voting; Proxies.
(a)General. Except as otherwise provided by law, by the Company’s Amended and Restated Certificate of Incorporation (as may be further amended from time to time, the “Certificate of Incorporation”), or in a Preferred Stock Designation, each stockholder will be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the Company on the record date for the meeting and such votes may be cast either in person or by proxy. Every proxy must be authorized in a manner permitted by Section 212 of the DGCL (or any successor provision). Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board.
(b)Stockholder Action. When a quorum is present at any meeting of stockholders and except as otherwise provided by law, the Certificate of Incorporation, these Bylaws or in a Preferred Stock Designation, the affirmative vote of a majority of the votes properly cast on the matter (excluding any abstentions or broker non-votes) will be the act of the stockholders with respect to all matters other than the election of directors (who will be elected by a plurality of the votes cast). Notwithstanding anything herein to the contrary, any action taken by the Stockholders without a meeting by a written consent must be signed by all holders of all shares entitled to vote thereon if such matter were to be voted upon at a duly called annual or special meeting of the stockholders of the Company.
8.Order of Business. The Chairman, or an officer of the Company designated from time to time by the affirmative vote of a majority of the Whole Board, will call meetings of stockholders to order and will act as presiding officer thereof. The presiding officer of any meeting may adjourn, recess and convene any meeting of stockholders. Unless otherwise determined by the Board prior to the meeting, the presiding officer of any meeting of stockholders will also determine the order of business and have the authority in his or her sole discretion to determine the rules of procedure and regulate the conduct of the meeting, including without limitation by: (a) imposing restrictions on the persons (other than stockholders of the Company or their duly appointed proxy holders or their qualified representatives) that may attend the meeting; (b) ascertaining whether any stockholder or his or her proxy holder or qualified representative may be excluded from the meeting based upon any determination by the presiding officer, in his or her sole discretion, that such person has disrupted the proceedings thereat; (c) determining the circumstances in which any person may make a statement or ask questions at the meeting; (d) ruling on all procedural questions that may arise during or in connection with the meeting; (e) after consultation with the Board, determining whether any nomination or business proposed to be brought before the meeting has been properly brought before the meeting; and (f) determining the time or times at which the polls for voting at the meeting will be opened and closed.
9.Notice of Stockholder Proposals.
(a)Business to Be Conducted at Annual Meeting. At an annual meeting of stockholders, only such business may be conducted as has been properly brought before the meeting. To be properly brought before an annual meeting, business (other than the nomination of a person for election as a director, which is governed by Bylaw 10, and, to the extent applicable, Bylaw 11), must be (i) brought before the meeting by or at the direction of the Board or (ii) otherwise properly brought before the meeting by a stockholder who (A) has complied with all applicable requirements of this Bylaw 9 and Bylaw 11 in relation to such business, (B) was a stockholder of record of the Company at the time of giving the notice required by Bylaw 11(a) and is a stockholder of record of the Company at the time of the annual meeting, and (C) is entitled to vote at the annual meeting. For the avoidance of doubt, the foregoing clause (ii) will be the exclusive means for a stockholder to submit business before an annual meeting of stockholders (other than proposals properly made in accordance with Rule 14a-8 under the Exchange Act and included in the notice of meeting given by or at the direction of the Board).
(b)Required Form for Stockholder Proposals. To be in the proper form, a stockholder’s notice to the Secretary must set forth in writing the following information, which must be updated and supplemented, if necessary, so that the information provided or required to be provided will be true and correct on the record date of the annual meeting and as of such date that is ten business days prior to the annual meeting or any adjournment or postponement thereof; which update shall be delivered to the Secretary no later than five business days after the record date for the Annual Meeting and not later than eight business days prior to the date of the Annual Meeting.
(i)Information Regarding Each Proposing Person. As to each Proposing Person (as such term is defined in Bylaw 11(d)(ii)):
(A)the name and address of such Proposing Person, including as applicable the name and address as they appear on the Company’s stock transfer book;
(B)the class, series and number of shares of the Company directly or indirectly beneficially owned or held of record by such Proposing Person (including any shares of any class or series of the Company as to which such Proposing Person has a right to acquire beneficial ownership, whether such right is exercisable immediately or only after the passage of time);
(C)a representation (1) that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at the annual meeting and intends to attend (or have a qualified representative attend) the annual meeting to bring such business before the annual meeting and (2) as to whether such Proposing Person intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Company entitled to vote and required to approve the proposal and, if so, identifying such Proposing Person;
(D)a description of any (1) option, warrant, convertible security, stock appreciation right or similar right or interest (including any derivative securities, as defined under Rule 16a-1 under the Exchange Act or other synthetic arrangement having characteristics of a long position), assuming for purposes of these Bylaws presently exercisable, with an exercise or conversion privilege or a settlement or payment mechanism at a price related to any class or series of securities of the Company or with a value derived in whole or in part from the value of any class or series of securities of the Company, whether or not such instrument or right is subject to settlement in whole or in part in the underlying class or series of securities of the Company or otherwise, directly or indirectly held of record or owned beneficially by such Proposing Person and whether or not such Proposing Person may have entered into transactions that hedge or mitigate the economic effects of such security or instrument and (2) each other direct or indirect right or interest that may enable such Proposing Person to profit or share in any profit derived from, or to manage the risk or benefit from, any increase or decrease in the value of the Company’s securities, in each case regardless of whether (x) such right or interest conveys any voting rights in such security to such Proposing Person, (y) such right or interest is required to be, or is capable of being, settled through delivery of such security, or (z) such Proposing Person may have entered into other transactions that hedge the economic effect of any such right or interest (any such right or interest referred to in this clause (D) being a “Derivative Interest”);
(E)any proportionate interest in shares of the Company or Derivative Interests held, directly or indirectly, by a general or limited partnership in which such Proposing Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;
(F)any performance-related fees (other than an asset-based fee) to which such Proposing Person is entitled based on any increase or decrease in the value of shares of the Company or Derivative Interests, if any, as of the date of such notice, including, without limitation, any such interests held by members of such Proposing Person’s immediate family sharing the same household;
(G)any proxy, contract, agreement, arrangement, understanding or relationship (i) pursuant to which such Proposing Person has a right to vote any shares of the Company, (ii) which has the effect of increasing or decreasing the voting power of such Proposing Person, (iii) for the purposes of acquiring, holding, voting (except pursuant to a revocable proxy given to such person in response to a public proxy or consent solicitation made generally by such person to all holders of shares of the Company) or disposing of any capital stock of the Company, or (iv) to cooperate in obtaining, changing or influencing the control of the Company (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses);
(H)any contract, agreement, arrangement, understanding or relationship, including any repurchase or similar so called “stock borrowing” agreement or arrangement, the purpose or effect of which is to mitigate loss, reduce economic risk or increase or decrease voting power with respect to any capital stock of the Company or which provides any party, directly or indirectly, the opportunity to profit from any decrease in the price or value of the capital stock of the Company;
(I)any rights directly or indirectly held of record or beneficially by such Proposing Person to dividends on the shares of the Company that are separated or separable from the underlying shares of the Company; and
(J)any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act to be made in connection with a general solicitation of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting.
(ii)Information Regarding the Proposal: As to each item of business that the stockholder giving the notice proposes to bring before the annual meeting:
(A)a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons why such stockholder or any other Proposing Person believes that the taking of the action or actions proposed to be taken would be in the best interests of the Company and its stockholders;
(B)a description in reasonable detail of any material interest of any Proposing Person in such business; and
(C)the text of the proposal or business (including the text of any resolutions proposed for consideration).
(c)Compliance with Applicable Requirements. Notwithstanding any provision of this Bylaw 9, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder and the DGCL with respect to the matters set forth in this Bylaw 9.
(d)No Right to Have Proposal Included. A stockholder is not entitled to have its proposal included in the Company’s proxy statement and form of proxy solely as a result of such stockholder’s compliance with the foregoing provisions of this Bylaw 9.
(e)Requirement to Attend Annual Meeting. If a stockholder (or proxy holder or qualified representative thereof) does not attend at the annual meeting to present its proposal, such proposal will be disregarded (notwithstanding that proxies in respect of such proposal may have been solicited, obtained or delivered).
10.Notice of Director Nominations.
(a)Nomination of Directors. Subject to the rights, if any, of any series of Preferred Stock to nominate or elect directors under circumstances specified in a Preferred Stock Designation, only persons who are nominated in accordance with the procedures set forth in this Bylaw 10 will be eligible to serve as directors. Nominations of persons for election as directors of the Company may be made only (i) by or at the direction of the

Board or (ii) by a stockholder who (A) has complied with all applicable requirements of this Bylaw 10 and Bylaw 11 in relation to such nomination, (B) was a stockholder of record of the Company at the time of giving the notice required by Bylaw 11(a) and is a stockholder of record of the Company at the time of the annual meeting, (C) is entitled to vote at the annual meeting, and (D) subject to Bylaw 11, has nominated a number of nominees that does not exceed the number of directors that will be elected at such meeting.
(b)Required Form for Director Nominations. To be in the proper form, a stockholder’s notice to the Secretary must set forth in writing:
(i)Information Regarding the Nominating Person. As to each Nominating Person (as such term is defined in Bylaw 11(d)(iii)):
(A)the information set forth in Bylaw 9(b)(i) (except that for purposes of this Bylaw 10, the term “Nominating Person” will be substituted for the term “Proposing Person” in all places where it appears in Bylaw 9(b)(i) and any reference to “business” or “proposal” therein will be deemed to be a reference to the “nomination” contemplated by this Bylaw 10); and
(B)a written representation as to whether such Nominating Person intends, or is part of a group that intends, to solicit proxies in support of director nominees other than the nominees of the Board or a duly authorized committee thereof in accordance with Rule 14a-19 under the Exchange Act, and to otherwise comply with Rule 14a-19 under the Exchange Act.
(ii)Information Regarding the Nominee: As to each person whom the stockholder giving notice proposes to nominate for election as a director:
(A)all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to Bylaw 9(b)(i) if such proposed nominee were a Nominating Person;
(B)all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) under the Exchange Act to be made in connection with a general solicitation of proxies for an election of directors in a contested election (including such proposed nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected);
(C)a reasonably detailed description of all direct and indirect compensation, reimbursement, indemnification, benefits and other material agreements, arrangements or understandings during the past three years, any other material relationships, between or among such Nominating Person and its Affiliates and Associates (each within the meaning of Rule 12b-2 under the Exchange Act), on the one hand, and each proposed nominee and his or her Affiliates and Associates (each within the meaning of Rule 12b-2 under the Exchange Act), on the other hand, including all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder giving the notice or any other Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant;
(D)a completed questionnaire (in the form provided by the Secretary upon written request by a stockholder of record) with respect to the identity, background and qualification of the proposed nominee and the background of any other person or entity on whose behalf the nomination is being made; and
(E)a written representation and agreement (in the form provided by the Secretary upon written request) that the proposed nominee (1) if elected intends to serve as a director of the Company for the entire term for which such proposed nominee is standing for election, (2) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the proposed nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (y) any Voting Commitment that could limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Company, with the proposed nominee’s fiduciary duties under applicable law, (3) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (4) if elected as a director of the Company, would be in compliance and will comply, with all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.
(c)Compliance with Applicable Requirements. Notwithstanding any provision of this Bylaw 10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder (including Rule 14a-19 promulgated thereunder) and the DGCL with respect to the matters set forth in this Bylaw 10.
(d)No Right to Have Nominees Included. A stockholder is not entitled to have its nominees included in the Company’s proxy materials solely as a result of such stockholder’s compliance with this Bylaw 10, except to the extent required by Rule 14a-19 under the Exchange Act.
(e)Requirement to Attend Annual Meeting. If a stockholder (or proxy holder or qualified representative thereof) does not attend the annual meeting to present its nomination, such nomination will be disregarded (notwithstanding that proxies in respect of such nomination may have been solicited, obtained or delivered).
11.Additional Provisions Relating to the Notice of Stockholder Business and Director Nominations.
(a)Timely Notice. To be timely, a stockholder’s notice required by Bylaw 9(a) or Bylaw 10(a) must be delivered to or mailed and received by the Secretary at the principal executive offices of the Company not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which the Company held the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is scheduled for a date more than 30 calendar days prior to or more than 60 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th calendar day prior to such annual meeting and the tenth calendar day following the day on which public disclosure of the date of such meeting is first made. Notwithstanding the foregoing, for the 2026 annual meeting, the prior year’s annual meeting shall be deemed to have been held on June 11, 2025. In no event will a recess or adjournment of an annual meeting (or any announcement of any such recess or adjournment) commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Notwithstanding the foregoing, in the event the number of directors to be elected to the Board at the annual meeting is increased by the Board, and there is no public announcement by the Company naming the nominees for the additional directors at least 100 calendar days prior to the first anniversary of the date on which the Company held the preceding year’s annual meeting of stockholders, a stockholder’s notice pursuant to Bylaw 10(a) will be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to or mailed and received by the Secretary at the principal executive offices of the Company not later than the close of business on the tenth calendar day following the day on which such public announcement is first made by the Company.
(b)Updating Information in Notice. A stockholder providing notice of business proposed to be brought before an annual meeting pursuant to Bylaw 9 or notice of any nomination to be made at an annual meeting pursuant to Bylaw 10 must further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to Bylaw 9 or Bylaw 10, as applicable, is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any recess, adjournment or postponement thereof. Any such update and supplement must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company, as promptly as practicable.
(c)Determinations of Form, Effect of Noncompliance, Etc. The presiding officer of any annual meeting (or, in advance of any meeting of stockholders, the Board) will, if the facts warrant, determine that a proposal was not made in accordance with the procedures prescribed by Bylaw 9 and this Bylaw 11 or that a nomination was not made in accordance with the procedures prescribed by Bylaw 10 and this Bylaw 11, and if so determined, the presiding officer will so declare to the meeting and the defective proposal or nomination, as applicable, will be disregarded. Notwithstanding anything in these Bylaws to the contrary: (i) no nominations shall be made or business shall be conducted at any annual meeting or special meeting except in accordance with the procedures set forth in Bylaws 9, 10 and 11, and (ii) unless otherwise required by law, if a Proposing Person intending to propose business or a Nominating Person intending to make nominations at an annual meeting or special meeting pursuant to Bylaws 9, 10 and 11, as applicable, does not provide the information required under Bylaws 9, 10 and 11 to the Company in accordance with the applicable timing requirements set forth in these Bylaws, or the Proposing Person or Nominating Person (or a qualified representative thereof) does not attend the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Company.
(d)Certain Definitions.
(i)For purposes of these Bylaws, “public disclosure” means disclosure in a press release reported by the Dow Jones News Service, Bloomberg, Associated Press or comparable national news service or in a document filed by the Company with the Securities and Exchange Commission pursuant to Exchange Act or furnished by the Company to stockholders.
(ii)For purposes of these Bylaws, “Proposing Person” means (A) the stockholder providing the notice of business proposed to be brought before an annual meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is given, and (C) any Affiliate or Associate (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner.
(iii)For purposes of these Bylaws, “Nominating Person” means (A) the stockholder providing the notice of the nomination proposed made to be at an annual meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of nomination proposed to be made at the annual meeting is given, and (C) any Affiliate or Associate (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner.
(iv)For purposes of these Bylaws, to be a “qualified representative” of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
12.Record Dates.
(a)Voting Record Dates. In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders, the Board may fix a record date, which will not precede the date upon which the Board resolution fixing the same is adopted and will not be more than 60 nor less than ten calendar days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders will be at the close of business on the calendar day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the calendar day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders will apply to any recess or adjournment of the meeting; provided, however, that the Board may fix a new record date for the determination of stockholders entitled to vote at the recessed or adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to such notice of such recessed or adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Bylaw 12(a) at the recessed or adjourned meeting.
(b)Payment Record Dates. In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date will not be more than 60 calendar days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose will be at the close of business on the calendar day on which the Board adopts the resolution relating thereto.
(c)Identity of Registered Holder. The Company will be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes, and will not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Company has notice thereof, except as expressly provided by applicable law.
13.Recesses and Adjournments. A meeting of stockholders may be recessed or adjourned from time to time by the presiding officer of the meeting. Upon any recessed or adjourned meeting being reconvened, any business may be transacted which properly could have been transacted in the absence of such recess or adjournment.
DIRECTORS
14.Function. The business and affairs of the Company will be managed under the direction of the Board.
15.Number, Election and Terms. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, the authorized number of directors shall only be fixed by the affirmative vote of a majority of the Whole Board. No decrease in the number of directors constituting the Board may remove or shorten the term of any incumbent director. Directors will be elected at each annual meeting of stockholders to serve as such until the next annual meeting of stockholders and until their successors are elected and qualified; provided that any directors that are to be elected by the holders of any series of the Preferred Stock will be so elected in the manner provided in the applicable Preferred Stock Designation.
16.Vacancies and Newly Created Directorships. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect directors under circumstances specified in a Preferred Stock Designation, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director or by the stockholders by plurality of the votes cast. Any director elected in accordance with the preceding sentence will hold office until the next annual meeting of stockholders and until such director’s successor has been elected and qualified.
17.Removal. Unless otherwise restricted by statute or by the Certificate of Incorporation, any director or the entire Board may be removed, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the outstanding shares then entitled to vote at an election of directors.
18.Resignation. Any director may resign at any time upon notice given in writing or by electronic transmission to the Chairman or the Secretary. Any resignation is effective when the resignation is delivered to the

Company unless the resignation specifies a later effective date or an effective date that is contingent upon the occurrence or non-occurrence of one or more specified events.
19.Regular Meetings. Regular meetings of the Board may be held immediately after the annual meeting of the stockholders and at such other time and place either within or without the State of Delaware as may from time to time be determined by the Board. Notice of regular meetings of the Board need not be given.
20.Special Meetings. Special meetings of the Board may be called by the Chairman on one calendar day’s notice (given by mail, courier service, telephone, electronic transmission or otherwise) to each director by whom such notice is not waived, given in a manner permitted by Bylaw 28 or by the DGCL, and will be called by the Chairman, in like manner and on like notice, upon the request of a majority of the Whole Board. The time and place of any such special meeting shall be as specified in the notice of such meeting.
21.Action Without Meetings. Any action required or permitted to be taken at any meeting of the Board or any committee designated by such Board may be taken without a meeting, if all members of the Board or committee consent thereto in writing or by electronic transmission. Thereafter, the writing or writings or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Board or committee.
22.Quorum. At all meetings of the Board, a majority of the Whole Board will constitute a quorum for the transaction of business. Except for action to be taken by committees of the Board as provided in Bylaw 24, and except for actions required by these Bylaws or the Certificate of Incorporation to be taken by a majority of the Whole Board, the affirmative vote of a majority of the directors present at any meeting at which there is a quorum will be the act of the Board. If a quorum is not present at any meeting of the Board, the directors present thereat may adjourn the meeting from time to time to another place, time, or date, without notice other than announcement at the meeting, until a quorum is present.
23.Participation in Meetings by Remote Communications. Members of the Board or any committee designated by the Board may participate in a meeting of the Board or any such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting.
24.Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, or in these Bylaws, will have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it; but no such committee will have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) making, adopting, amending or repealing any provision of these Bylaws. Unless the Board provides otherwise, each committee designated by the Board may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures, each committee shall conduct its business in the same manner as the Board conducts its business. Any resolution of the Board establishing or directing any committee of the Board or establishing or amending the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these Bylaws and, to the extent that there is any inconsistency between these Bylaws and any such resolution or charter, the terms of such resolution or charter shall be controlling.
25.Compensation. The Board may establish the compensation of directors, including without limitation compensation for membership on the Board and on committees of the Board, attendance at meetings of the Board or committees of the Board, and for other services provided to the Company or at the request of the Board.
26.Rules. The Board may adopt rules and regulations for the conduct of meetings and the oversight of the management of the affairs of the Company.
27.Chairman of the Board; Lead Independent Director.
(a)The Board, by the affirmative vote of a majority vote of the Whole Board, shall elect a Chairman from among the members of the Board. The Chairman shall not be considered an officer of the Company in his or her capacity as such. The Chairman may be removed from that capacity by the affirmative vote of a majority vote of the Whole Board. The Chairman shall preside at meetings of the Board and of the stockholders of the Company and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these Bylaws.  In the absence of the Chairman, the Lead Independent Director, if any, or if the Lead Independent Director is not present, any such other director of the Company designated by the Chairman or by the Board shall act as chairman of any such meeting. The Chairman or the Board may appoint a Vice Chairman of the Board to exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Chairman or by the Board.
(b)In the event that the Board elects a Chairman of the Board who is an employee of the Company, the Board will elect a Lead Independent Director to furnish advice and counsel to the Board and to perform such duties as assigned to him or her by the Board.
NOTICES
28.Generally.
(a)Form of Notices. Except as otherwise provided by law, these Bylaws, or the Certificate of Incorporation, whenever by law or under the provisions of the Certificate of Incorporation or these Bylaws notice is required to be given to any director or stockholder, it will not be construed to require personal notice, but such notice may be given in writing, by mail or courier service or, to the extent permitted by the DGCL, by electronic transmission, addressed to such director or stockholder. Any notice sent to stockholders by mail or courier service shall be sent to the address of such stockholder as it appears on the records of the Company, with postage thereon prepaid, and such notice will be deemed to be given at the time when the same is deposited in the United States mail or with the courier service. Notices sent by electronic transmission shall be deemed effective as set forth in Section 232 of the DGCL. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
(b)Notices to Directors. Notices to directors may be given by mail or courier service, telephone, electronic transmission or as otherwise may be permitted by these Bylaws.
29.Waivers. Whenever any notice is required to be given by law or under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person entitled to such notice, or a waiver by electronic transmission by the person entitled to such notice, whether before or after the time of the event for which notice is to be given, will be deemed equivalent to such notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
OFFICERS
30.Generally.

(a)The officers of the Company will be elected annually by the Board and will consist of a Chief Executive Officer, a President, a Secretary and a Treasurer, all of whom shall be elected at the annual meeting of the Board. The Board may also choose one or more Vice Presidents (who may be given particular designations with respect to authority, function, or seniority), one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as the Board may from time to time determine. Notwithstanding the foregoing, the Board may authorize the Chief Executive Officer to appoint any person to any office other than the Secretary or Treasurer. Any number of offices may be held by the same person. Any of the offices may be left vacant from time to time as the Board may determine. In the case of the absence or disability of any officer of the Company or for any other reason deemed sufficient by the Board, the Board may delegate the absent or disabled officer’s powers or duties to any other officer or to any director.
(b)Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Company and direct the business, affairs and property of the Company. The Chief Executive Officer shall exercise the powers and perform the duties usual to a chief executive officer and shall have such other powers and duties as may be assigned to him or her from time to time by the Board. In the absence of a Chairman of the Board or a Lead Independent Director, the Chief Executive Officer shall preside at all meetings of the stockholders and the Board.
(c)President. The President, in the absence of a Chairman of the Board, a Lead Independent Director or a Chief Executive Officer, shall preside at all meetings of the stockholders and the Board at which he shall be present. The President shall be the Chief Operating Officer and shall direct the operations of the business of the Company and report to the Chief Executive Officer. In the absence of a Chief Executive Officer, a Chairman of the Board or a Lead Independent Director, the President shall report directly to the Board. In the absence of a Chief Executive Officer, and in the event the Board has not vested such powers in a Chairman of the Board or a Lead Independent Director, the President shall be the Chief Executive Officer. He shall have such other powers and duties as may be assigned to him from time to time by the Board.
(d)Vice Presidents. The Vice Presidents shall be of such number and shall have such titles of designation as may be determined from time to time by the Board. They shall perform such duties as may be assigned to them, respectively, from time to time by the Board.
(e)Secretary. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and the Board, and all other notices required by law or by these Bylaws, and in the case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, or by the directors or stockholders upon whose request the meeting is called as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of stockholders and the Board in a book to be kept for that purpose, and shall perform such other duties as may be assigned to the Secretary by the Board or the Chief Executive Officer. The Secretary shall have the custody of the records and the seal, if any, of the Company. The Secretary shall affix the seal, if any, to any instrument requiring it, when signed by a duly authorized officer or when specifically authorized by the Board or the Chairman of the Board, and attest the same. In the absence or incapacity of the Secretary, any Assistant Secretary may affix the seal, if any, to any such instrument and attest the same.
(f)Assistant Secretaries. The Assistant Secretaries shall have such powers and shall perform such duties as may be assigned to them from time to time by the Board, the Chief Executive Officer or the Secretary.
(g)Treasurer. The Treasurer shall be responsible for establishing and executing programs providing for long and short term financing needs of the Company. The Treasurer shall establish policies for the receipt, custody and disbursement of the Company’s monies and securities, and for investment of the Company’s funds. The Treasurer shall perform such other duties as may be assigned to him or her from time to time by the Board or the Chief Executive Officer.

(h)Controller. The Controller shall be responsible for the development and maintenance of accounting policies and systems properly to record, report and interpret the financial position and the results of operations of the Company. The Controller shall be responsible for development and maintenance of adequate plans for the financial control of operations and the protection of the assets of the Company. The Controller shall perform such other duties as may be assigned to him or her from time to time by the Board or the Chief Executive Officer.
(i)Assistant Controllers. The Assistant Controllers shall have such powers and shall perform such duties as may be assigned to them from time to time by the Board, the Chief Executive Officer or the Controller.
(j)Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding the provisions herein.
(k)Voting Securities Owned by the Company. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by the Chief Executive Officer, the President, any Vice President or any other officer authorized to do so by the Board and any such officer may, in the name of and on behalf of the Company, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any company in which the Company may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board may, by resolution, from time to time confer like powers upon any other person or persons.
31.Compensation. The compensation of all directors who are also officers and agents of the Company and the executive officers of the Company will be fixed by the Board or by a committee of the Board. The Board may fix or delegate the power to fix, the compensation of other officers and agents of the Company to an officer of the Company.
32.Succession. The officers of the Company will hold office until their successors are elected and qualified or until such officer’s earlier death, resignation or removal. Any officer may be removed at any time by the affirmative vote of a majority of the Whole Board. Any vacancy occurring in any office of the Company may be filled by the Board. Any officer of the Company may resign at any time by giving written notice of his or her resignation to the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless such notice provides that the resignation is effective at some later time or upon the occurrence of some later event.
33.Authority and Duties. Each of the officers of the Company will have such authority and will perform such duties as are customarily incident to their respective offices or as may be specified from time to time by the Board.
STOCK
34.Certificates. The Board may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Company shall be uncertificated shares. Certificates, if any, representing shares of stock of the Company will be in such form as is determined by the Board, subject to applicable legal requirements. Each such certificate shall be numbered and shall be signed by, or in the name of the Company by and two authorized officers, including the Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, an Assistant Treasurer or an Assistant Secretary.  Any or all of the signatures on a certificate may be a facsimile signature. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

35.Transfer. Transfers of shares shall be made upon the books of the Company (a) only by the holder of record thereof, or by a duly authorized agent, transferee or legal representative and (b) in the case of certificated shares, upon the surrender to the Company of the certificate or certificates for such shares.  No transfer shall be made that is inconsistent with the provisions of applicable law.
36.Lost, Stolen or Destroyed Certificates. The Secretary may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact, satisfactory to the Secretary, by the person claiming the certificate of stock to be lost, stolen or destroyed. As a condition precedent to the issuance of a new certificate or certificates, the Secretary may require the owners of such lost, stolen or destroyed certificate or certificates to give the Company a bond in such sum and with such surety or sureties as the Secretary may direct as indemnity against any claims that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of the new certificate or uncertificated shares.
GENERAL
37.Fiscal Year. The fiscal year of the Company will end on December 31 of each calendar year or such other date as may be fixed from time to time by the Board.
38.Reliance upon Books, Reports and Records. To the fullest extent permitted by law, each director, each member of a committee designated by the Board and each officer of the Company will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports, or statements presented to the Company by any of the Company’s officers or employees, or committees of the Board, or by any other person or entity as to matters the director, committee member, or officer believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.
39.Amendments. Except as otherwise provided by law or by the Certificate of Incorporation or these Bylaws, these Bylaws or any of them may be amended in any respect or repealed at any time, either (a) at any meeting of stockholders by the affirmative vote of the holders of a majority of the voting power of the outstanding stock of the Company entitled to vote generally, provided that any amendment or supplement proposed to be acted upon at any such meeting has been properly described or referred to in the notice of such meeting, or (b) by the Board.
40.Certain Defined Terms. Capitalized terms used herein and not otherwise defined have the meanings given to them in the Certificate of Incorporation.

Annex F

Tennessee Business Corporation Act
Chapter 23
DISSENTERS’ RIGHTS

Part 1—Right to Dissent and Obtain Payment for Shares

48–23–101. Definitions
§ 48–23–102. Shareholders Rights
§ 48–23–103. Partial Dissenters; Beneficial Owners

Part 2—Procedure for Exercise of Dissenters’ Rights

§ 48–23–201. Notice of Dissenters’ Rights
§ 48–23–202. Notice of Intent to Demand Payment
§ 48–23–203. Dissenters’ Notice
§ 48–23–204. Shareholder Demanding Payment and Depositing Share Certificates
§ 48–23–205. Restricting Transfer of Uncertificated Shares
§ 48–23–206. Payments to Dissenters
§ 48–23–207. Corporations Failure to Effectuate Proposed Action
§ 48–23–208. After-Acquired Shares; Withholding Payment
§ 48–23–209. Disagreement Between Dissenter and Corporation Regarding Fair Value

Part 3—Judicial Appraisal of Shares

§ 48–23–301. Commencement of Proceeding; Parties; Jurisdiction; Judgment
§ 48–23–302. Costs and Attorney Fees

PART 1
RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

§ 48-23-101. Definitions.
As used in this chapter, unless the context otherwise requires:
(1)     “Beneficial shareholder” means the person who is a beneficial owner of shares held by a nominee as the record shareholder;
(2)     “Corporation” means the issuer of the shares held by a dissenter before the corporate action, and, for purposes of §§ 48-23-203--48-23-302, includes the survivor of a merger or conversion or the acquiring entity in a share exchange of that issuer;
(3)     “Dissenter” means a shareholder who is entitled to dissent from corporate action under § 48-23-102 and who exercises that right when and in the manner required by part 2 of this chapter;
(4)     “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action;
(5)     “Interest” means interest from the effective date of the corporate action that gave rise to the shareholder’s right to dissent until the date of payment, at the average auction rate paid on United States treasury bills with a maturity of six (6) months (or the closest maturity thereto) as of the auction date for such treasury bills closest to such effective date;
(6)     “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation; and
(7)     “Shareholder” means the record shareholder or the beneficial shareholder.
§ 48-23-102. Shareholders rights.
(a)     A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of, any of the following corporate actions:
(1)     Consummation of a plan of merger to which the corporation is a party:
(A)     If shareholder approval is required for the merger by § 48-21-104 or the charter and the shareholder is entitled to vote on the merger if the merger is submitted to a vote at a shareholders’ meeting or the shareholder is a nonconsenting shareholder under § 48-17-104(b) who would have been entitled to vote on the merger if the merger had been submitted to a vote at a shareholders’ meeting; or
(B)     If the corporation is a subsidiary that is merged with its parent under § 48-21-105;
(2)     Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan if the plan is submitted to a vote at a shareholders’ meeting or the shareholder is a nonconsenting shareholder under § 48-17-104(b) who would have been entitled to vote on the plan if the plan had been submitted to a vote at a shareholders’ meeting;
(3)     Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange if the sale or exchange is submitted to a vote at a shareholders’ meeting or the shareholder is a nonconsenting shareholder under § 48-17-104(b) who would have been entitled to vote on the sale or exchange if the sale or exchange had been submitted to a vote at a shareholders’ meeting, including a sale of all, or substantially all, of the property of the corporation in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;
(4)     An amendment of the charter that materially and adversely affects rights in respect of a dissenter’s shares because it:
(A)        Alters or abolishes a preferential right of the shares;
(B)         Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;
(C)         Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;
(D)         Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or
(E)         Reduces the number of shares owned by the shareholder to a fraction of a share, if the fractional share is to be acquired for cash under § 48-16-104;
(5)     Any corporate action taken pursuant to a shareholder vote to the extent the charter, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares;
(6)     Consummation of a conversion of the corporation to another entity pursuant to chapter 21 of this title; or
(7)     In accordance with and to the extent provided in § 48-28-104(b), an amendment to the charter of a corporation as described in § 48-28-104(b)(1), or consummation of a merger or plan of share exchange as described in § 48-28-104(b)(2).
(b)     A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this chapter may not challenge the corporate action creating the shareholder’s entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
(c)     Notwithstanding subsection (a), no shareholder may dissent as to any shares of a security which, as of the date of the effectuation of the transaction which would otherwise give rise to dissenters’ rights, is listed on an exchange registered under § 6 of the Securities Exchange Act of 1934 (15 U.S.C. § 78f), as amended, or is a “national market system security,” as defined in rules promulgated pursuant to the Securities Exchange Act of 1934 (15 U.S.C. § 78a), as amended.
§ 48-23-103. Partial dissenters; beneficial owners
(a)     A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a partial dissenter under this subsection (a) are determined as if the shares as to which the partial dissenter dissents and the partial dissenter’s other shares were registered in the names of different shareholders.

(b)     A beneficial shareholder may assert dissenters’ rights as to shares of any one (1) or more classes held on the beneficial shareholder’s behalf only if the beneficial shareholder:
(1)     Submits to the corporation the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and
(2)     Does so with respect to all shares of the same class of which the person is the beneficial shareholder or over which the person has power to direct the vote.
PART 2
PROCEDURE FOR EXERCISE OF DISSENTERS’ RIGHTS
§ 48-23-201. Notice of dissenters’ rights
(a)     Where any corporate action specified in § 48-23-102(a) is to be submitted to a vote at a shareholders’ meeting, the meeting notice (including any meeting notice required under chapters 11-27 to be provided to nonvoting shareholders) must state that the corporation has concluded that the shareholders are, are not, or may be entitled to assert dissenters’ rights under this chapter. If the corporation concludes that dissenters’ rights are or may be available, a copy of this chapter must accompany the meeting notice sent to those record shareholders entitled to exercise dissenters’ rights.
(b)     In a merger pursuant to § 48-21-105, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert dissenters rights that the corporate action became effective. Such notice must be sent within ten (10) days after the corporate action became effective and include the materials described in § 48-23-203.
(c)     Where any corporate action specified in § 48-23-102(a) is to be approved by written consent of the shareholders pursuant to § 48-17-104(a) or § 48-17-104(b):
(1)     Written notice that dissenters’ rights are, are not, or may be available must be sent to each record shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited and, if the corporation has concluded that dissenters’ rights are or may be available, must be accompanied by a copy of this chapter; and
(2)     Written notice that dissenters’ rights are, are not, or may be available must be delivered together with the notice to nonconsenting and nonvoting shareholders required by § 48-17-104(e) and (f), may include the materials described in § 48-23-203 and, if the corporation has concluded that dissenters’ rights are or may be available, must be accompanied by a copy of this chapter.
(d)     A corporation’s failure to give notice pursuant to this section will not invalidate the corporate action.
§ 48-23-202. Notice of intent to demand payment
(a)     If a corporate action specified in § 48-23-102(a) is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights with respect to shares for which dissenters’ rights may be asserted under this chapter:
(1)     Must deliver to the corporation, before the vote is taken, written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and
(2)     Must not vote, or cause or permit to be voted, any such shares in favor of the proposed action.

(b)     If a corporate action specified in § 48-23-102(a) is to be approved by less than unanimous written consent, a shareholder who wishes to assert dissenters’ rights with respect to shares for which dissenters’ rights may be asserted under this chapter must not sign a consent in favor of the proposed action with respect to such shares.
(c)     A shareholder who fails to satisfy the requirements of subsection (a) or subsection (b) is not entitled to payment under this chapter.
§ 48-23-203. Dissenters’ notice
(a)     If a corporate action requiring dissenters’ rights under § 48-23-102(a) becomes effective, the corporation must send a written dissenters’ notice and form required by subdivision (b)(1) to all shareholders who satisfy the requirements of § 48-23-202(a) or § 48-23-202(b). In the case of a merger under § 48-21-105, the parent must deliver a dissenters’ notice and form to all record shareholders who may be entitled to assert dissenters’ rights.
    (b)     The dissenters’ notice must be delivered no earlier than the date the corporate action specified in § 48-23-102(a) became effective, and no later than (10) days after such date, and must:
(1)     Supply a form that:
(A)     Specifies the first date of any announcement to shareholders made prior to the date the corporate action became effective of the principal terms of the proposed corporate action;
(B)     If such announcement was made, requires the shareholder asserting dissenters’ rights to certify whether beneficial ownership of those shares for which dissenters’ rights are asserted was acquired before that date; and
(C)     Requires the shareholder asserting dissenters’ rights to certify that such shareholder did not vote for or consent to the transaction;
(2)     State:
(A)     Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subdivision (b)(2)(B);
(B)     A date by which the corporation must receive the form, which date may not be fewer than forty (40) nor more than sixty (60) days after the date the subsection (a) dissenters’ notice is sent, and state that the shareholder shall have waived the right to demand payment with respect to the shares unless the form is received by the corporation by such specified date;
(C)     The corporation’s estimate of the fair value of shares; and
(D)     That, if requested in writing, the corporation will provide, to the shareholder so requesting, within ten (10) days after the date specified in subdivision (b)(2)(B) the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and
(3)     Be accompanied by a copy of this chapter if the corporation has not previously sent a copy of this chapter to the shareholder pursuant to § 48-23-201.
§ 48-23-204. Shareholder demanding payment and depositing share certificates
(a)     A shareholder sent a dissenters’ notice described in § 48-23-203 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters’ notice pursuant to § 48-23-203(b)(2), and deposit the shareholder’s certificates in accordance with the terms of the notice.
(b)     The shareholder who demands payment and deposits the shareholder’s share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the effectuation of the proposed corporate action.
(c)     A shareholder who does not demand payment or deposit the shareholder’s share certificates where required, each by the date set in the dissenters’ notice, is not entitled to payment for the shareholder’s shares under this chapter.
(d)     A demand for payment filed by a shareholder may not be withdrawn unless the corporation with which it was filed, or the surviving corporation, consents thereto.
§ 48-23-205. Restricting transfer of uncertificated shares
(a)     The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is effectuated or the restrictions released under § 48-23-207.
(b)     The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the effectuation of the proposed corporate action.
§ 48-23-206. Payments to dissenters
(a)     Except as provided in § 48-23-208, as soon as the proposed corporate action is effectuated, or upon receipt of a payment demand, whichever is later, the corporation shall pay each dissenter who complied with § 48-23-204 the amount the corporation estimates to be the fair value of each dissenter’s shares, plus accrued interest.
(b)     The payment must be accompanied by:
(1)     The corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
(2)     A statement of the corporation’s estimate of the fair value of the shares, which estimate shall equal or exceed the corporation’s estimate given pursuant to § 48-23-203(b)(2)(C);
(3)     An explanation of how the interest was calculated;
(4)     A statement of the dissenter’s right to demand payment under § 48-23-209; and
(5)     A copy of this chapter if the corporation has not previously sent a copy of this chapter to the shareholder pursuant to § 48-23-201 or § 48-23-203.
§ 48-23-207. Corporations failure to effectuate proposed action
(a)     If the corporation does not effectuate the proposed action that gave rise to the dissenters’ rights within two (2) months after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(b)     If, after returning deposited certificates and releasing transfer restrictions, the corporation effectuates the proposed action, it must send a new dissenters’ notice under § 48-23-203 and repeat the payment demand procedure.

§ 48-23-208. After-acquired shares; withholding payment
(a)     A corporation may elect to withhold payment required by § 48-23-206 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the principal terms of the proposed corporate action.
(b)     To the extent the corporation elects to withhold payment under subsection (a), after effectuating the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter’s demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment under § 48-23-209.
§ 48-23-209. Disagreement between dissenter and corporation regarding fair value
(a)     A dissenter may notify the corporation in writing of the dissenter’s own estimate of the fair value of the dissenter’s shares and amount of interest due, and demand payment of the dissenter’s estimate (less any payment under § 48-23-206), or reject the corporation’s offer under § 48-23-208 and demand payment of the fair value of the dissenter’s shares and interest due, if:
(1)     The dissenter believes that the amount paid under § 48-23-206 or offered under § 48-23-208 is less than the fair value of the dissenter’s shares or that the interest due is incorrectly calculated;
(2)     The corporation fails to make payment under § 48-23-206 within two (2) months after the date set for demanding payment; or
(3)     The corporation, having failed to effectuate the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within two (2) months after the date set for demanding payment.
(b)    A dissenter waives the dissenter’s right to demand payment under this section unless the dissenter notifies the corporation of the dissenter’s demand in writing under subsection (a) within one (1) month after the corporation made or offered payment for the dissenter’s shares.
PART 3
JUDICIAL APPRAISAL OF SHARES
§ 48-23-301. Commencement of proceeding; parties; jurisdiction; judgment
(a)     If a demand for payment under § 48-23-209 remains unsettled, the corporation shall commence a proceeding within two (2) months after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the two-month period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
(b)     The corporation shall commence the proceeding in a court of record having equity jurisdiction in the county where the corporation’s principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
(c)     The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d)     The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(e)     Each dissenter made a party to the proceeding is entitled to judgment:
(1)     For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus accrued interest, exceeds the amount paid by the corporation; or
(2)     For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under § 48-23-208.
§ 48-23-302. Costs and attorney fees
(a)     The court in an appraisal proceeding commenced under § 48-23-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under § 48-23-209.
(b)     The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable against:
(1)     The corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this chapter; or
(2)     Either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.
(c)     If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V52005-Z87463 ! ! ! For All Withhold All For All Except For Against Abstain ! !! FORWARD AIR CORPORATION To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. FORWARD AIR CORPORATION ATTN: LEGAL DEPARTMENT 1915 SNAPPS FERRY ROAD, BUILDING N GREENEVILLE, TN 37745 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 3. To approve the amendment to the 2016 Omnibus Incentive Compensation Plan to increase the number of shares of common stock authorized for issuance thereunder. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. To approve, in accordance with Nasdaq Listing Rule 5635(a), (i) the issuance of shares of common stock upon the conversion of the outstanding Series C Preferred Units that were issued in connection with the Omni Acquisition and (ii) the issuance of fractional units of Series B Preferred Stock upon the conversion of Opco Series C-2 Preferred Units that were issued in connection with the Omni Acquisition into Opco Class B Units, and the issuance of common stock upon the exchange of such fractional units of Series B Preferred Stock (together with the corresponding Opco Class B Units). 5. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the 2024 fiscal year. 4. To approve, on a non-binding, advisory basis, the compensation of the named executive officers (the "say on pay vote"). The Board of Directors recommends you vote FOR ALL on proposal 2. The Board of Directors recommends you vote FOR proposals 1, 3, 4 and 5. 01) Ana B. Amicarella 02) Charles L. Anderson 03) Valerie A. Bonebrake 04) Dale W. Boyles 05) R. Craig Carlock 06) Robert L. Edwards, Jr. 07) Christine M. Gorjanc 08) Michael B. Hodge 09) George S. Mayes, Jr. 10) Javier Polit 11) Shawn Stewart 12) Laurie A. Tucker Nominees: 2. Election of Directors ! !! ! !! ! !! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 2, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 29, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 2, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 29, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V52006-Z87463 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. PROXY FORWARD AIR CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FORWARD AIR CORPORATION The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement, hereby appoints Michael L. Hance and George S. Mayes, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock of Forward Air Corporation owned of record by the undersigned on all matters which may come before the 2024 Annual Meeting of Shareholders to be held on June 3, 2024, at 1:00 p.m., EDT, and any adjournments thereof, unless otherwise specified herein. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve, or for good cause will not serve, on matters which the Board of Directors does not know a reasonable time before making the proxy solicitation, will be presented at the meeting and on other matters, which may properly come before the 2024 Annual Meeting and any adjournments thereof. You are encouraged to specify your choice by marking the appropriate box (see reverse side), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote these shares unless you sign and return this card. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” Proposals 1, 3, 4 and 5 and “FOR” each of the director nominees in Proposal 2. Continued and to be signed on reverse side